UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21566

Name of Fund:	BlackRock Floating Rate Income Trust (BGT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating
Rate Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2021

Date of reporting period: 06/30/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Corporate High Yield Fund, Inc.’s (HYT), BlackRock Credit Allocation Income Trust’s (BTZ) and BlackRock Floating Rate Income Trust’s (BGT) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2021

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
HYT	$0.342245	$—	$—	$0.047255		$0.389500	88%	—%	—%	12%	100%
BTZ	0.401591	—	—	0.017909		0.419500	96	—	—	4	100
BGT	0.294087	—	—	0.029413		0.323500	91	—	—	9	100

(a)

Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

BlackRock Core Bond Trust’s (BHK), BlackRock Corporate High Yield Fund, Inc.’s (HYT), BlackRock Credit Allocation Income Trust’s (BTZ) and BlackRock Floating Rate Income Trust’s (BGT) (collectively the “Trusts”, or individually a “Trust”), acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees or Directors, as applicable (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share
BHK	$0.0746
HYT	0.0779
BTZ	0.0839
BGT	0.0647

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. Late in the period the Fed elaborated on their expected timeline, raising the likelihood of slower bond purchasing and the possibility of higher rates in 2023.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-caps and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term on credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.25%	40.79%

U.S. small cap equities (Russell 2000® Index)	17.54	62.03

International equities (MSCI Europe, Australasia, Far East Index)	8.83	32.35

Emerging market equities (MSCI Emerging Markets Index)	7.45	40.90

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.09

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.10)	(5.89)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.60)	(0.33)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	4.20

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.61	15.34
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of June 30, 2021	BlackRock Core Bond Trust (BHK)

Investment Objective

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. Under normal market conditions, the Trust intends to invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($16.52)(a)	5.42%
Current Monthly Distribution per Common Share(b)	$0.0746
Current Annualized Distribution per Common Share(b)	$0.8952
Leverage as of June 30, 2021(c)	35%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$16.52	$16.30	1.35%	$16.59	$14.97
Net Asset Value	16.16	16.45	(1.76)	16.45	15.59

Market Price and Net Asset Value History for the Past Five Years

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Trust Summary as of June 30, 2021 (continued)	BlackRock Core Bond Trust (BHK)

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	3 Years	5 Years

Trust at NAV(a)(b)	0.57%	7.34%	10.87%	7.62%
Trust at Market Price(a)(b)	3.76	13.44	15.25	9.41
Reference Benchmark(c)	(1.49)	2.41	7.58	4.88
Bloomberg Barclays U.S. Long Government/Credit Index(d)	(4.64)	(1.86)	9.92	5.45
Bloomberg Barclays Intermediate Credit Index(e)	(0.54)	2.25	5.78	3.64
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(f)	3.61	15.34	7.42	7.47
Bloomberg Barclays CMBS, Eligible for U.S. Aggregate(g)	(0.50)	2.26	5.98	3.43
Bloomberg Barclays MBS Index(h)	(0.77)	(0.42)	3.78	2.27
Bloomberg Barclays ABS Index(i)	0.18	1.34	3.65	2.39

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Long Government/Credit Index (40%); Bloomberg Barclays Intermediate Credit Index (24%); Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg Barclays CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg Barclays MBS Index (8%); and Bloomberg Barclays ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

This unmanaged index is the long component of the Bloomberg Barclays U.S. Government/Credit Index. This unmanaged index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

(e)

This unmanaged index is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

(f)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(g)	This unmanaged index is the CMBS component of the Bloomberg Barclays U.S. Aggregate Index.
(h)

This unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index. The unmanaged index is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

(i)	This unmanaged index is the asset-backed securities component of the Bloomberg Barclays U.S. Aggregate Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

BHK is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Trust’s absolute performance over the period came from its allocations to U.S. high yield corporate credit as well as to securitized assets including commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). The use of derivatives (primarily interest rate swaps) and non-U.S. dollar exposures also contributed positively.

The principal detractors from the Trust’s absolute performance included positioning with respect to U.S. Treasuries, as well as exposures to agency collateralized mortgage obligations (“CMOs”) and 30-year passthrough mortgage-backed securities (“MBS”).

Derivatives are utilized by the Trust in order to manage and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. During the period, the Trust’s use of derivatives contributed positively to performance.

Describe recent portfolio activity.

Over the reporting period, the Trust increased exposure to investment grade corporate bonds, U.S. Treasuries, high yield corporate bonds and 30-year MBS. The Trust trimmed exposure to CMBS and increased its short position in U.S. municipal bonds.

T R U S T S U M M A R Y	7

Trust Summary as of June 30, 2021 (continued)	BlackRock Core Bond Trust (BHK)

Describe portfolio positioning at period end.

At period end, the Trust maintained a diversified exposure within non-government spread sectors, including investment grade corporate credit, high yield corporate credit, CMBS, ABS and emerging market debt. The Trust also held exposure to government-related sectors such as 30-year MBS passthroughs, agency CMOs and U.S. agency securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	06/30/21		12/31/20

Corporate Bonds.	45%		48%
U.S. Treasury Obligations	26		22
U.S. Government Sponsored Agency Securities	9		9
Asset-Backed Securities	6		6
Preferred Securities	4		4
Non-Agency Mortgage-Backed Securities	4		4
Foreign Agency Obligations	2		3
Municipal Bonds	2		2
Floating Rate Loan Interests	2		2
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	06/30/21		12/31/20

AAA/Aaa(d)	37%		6%
AA/Aa	3		31
A	10		12
BBB/Baa	23		25
BB/Ba	11		11
B	9		9
CCC/Caa	3		3
CC	—	(b)	1
D	—	(b)	—	(b)
N/R	4		2

(a)	Excludes short-term securities, options purchased and options written.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Trust Summary as of June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

Investment Objective

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($12.32)(a)	7.59%
Current Monthly Distribution per Common Share(b)	$0.0779
Current Annualized Distribution per Common Share(b)	$0.9348
Leverage as of June 30, 2021(c)	30%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low

Market Price.	$12.32	$11.43	7.79%	$12.47	$11.00
Net Asset Value	12.29	11.95	2.85	12.30	11.87

T R U S T S U M M A R Y	9

Trust Summary as of August 31, 2017 (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2021 were as follows:

		Average Annual Total Returns
	6-month	1 Year	3 Years	5 Years

Trust at NAV(a)(b)	6.23%	23.88%	10.23%	10.48%
Trust at Market Price(a)(b)	11.34	31.38	14.88	12.22
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(c)	3.61	15.34	7.42	7.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)

The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV. (c) An unmanaged index (the “Reference Benchmark”) comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

HYT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

High-yield bonds delivered positive returns and outpaced the investment-grade bond market in the first half of the period. The gains were driven by the combination of a strong economic recovery, rising oil prices, and continued support from fiscal and monetary policy. Together, these factors helped fuel investors’ appetite for both risk and yield.

At the sector level, positions in the independent energy, technology and health care sectors contributed to Trust performance. By credit rating, B and BB rated debt made the largest contributions. The Trust’s tactical allocations to equities and floating rate loan interest (“bank loans”) also helped absolute returns.

The Fund’s allocations to the electric utilities, railroads and natural gas sectors slightly detracted from relative performance. From a credit quality perspective, BBB rated bonds were a minor detractor.

Describe recent portfolio activity.

While the Trust’s key positioning themes remained broadly consistent, the investment adviser used tactical sector- and issuer-level positions to take advantage of market opportunities. The investment manager reduced the portfolio’s allocation to investment-grade bonds during the first half of 2021, ending the period with a weighting of approximately 4% in this area. The remaining position largely represented issuer-specific opportunities. The Trust continued to use derivatives, such as total return swaps and credit default swaps, in order to manage its positioning.

The Trust slightly increased its allocation to bank loans during the period. It increased its allocation to the technology, airlines and retailers sectors, while reducing its weighting in the banking, automotive and midstream energy sectors. The investment adviser saw an opportunity in sectors most sensitive to the re-opening of the economy—including transportation, leisure, lodging and gaming—on the belief these areas will benefit from the ongoing recovery and widespread distribution of the COVID-19 vaccine.

Describe portfolio positioning at period end.

The Trust was underweight in BB rated issues and overweight in select CCCs. It maintained an underweight in the highest-yielding portion of the market with the largest concentration of distressed assets.

The Trust also continued to hold a tactical allocation of about 19% to bank loans, which the investment adviser believed offered an attractive value versus high-yield bonds. These senior-secured assets experienced a recovery similar to high yield, but yield spreads remain wide versus historical levels. The Trust also held an out-of-benchmark allocation to equities of approximately 4%. The top sector overweight positions included technology, cable/satellite and aerospace/defense, while food & beverage, finance companies and electric utilities were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	06/30/21		12/31/20
Corporate Bonds.	82%		85%
Floating Rate Loan Interests.	13		9
Common Stocks	3		1
Preferred Securities	2		4
Investment Companies	—	(b)	1
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	06/30/21		12/31/20
AAA/Aaa	—	%(b)	—%
A.	—	(b)	—
BBB/Baa	6		12
BB/Ba	36		37
B	40		36
CCC/Caa	13		12
CC	—	(b)	—
N/R(d)	5		3

(a)	Excludes options purchased.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2021 and December 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

T R U S T S U M M A R Y	11

Trust Summary as of June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ)

Investment Objective

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($15.59)(a)	6.46%
Current Monthly Distribution per Common Share(b)	$ 0.0839
Current Annualized Distribution per Common Share(b)	$ 1.0068
Leverage as of June 30, 2021(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low

Market Price	$15.59	$14.71	5.98%	$15.63	$13.97
Net Asset Value	15.67	15.71	(0.25)	15.79	15.06

Market Price and Net Asset Value History for the Past Five Years

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2021 were as follows:

		Average Annual Total Returns
	6-month	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	2.56%	15.41%	11.23%	8.64%
Trust at Market Price(a)(b)	8.98	26.48	16.56	10.80
Reference Benchmark(c)	0.39	7.04	7.75	5.84
Bloomberg Barclays U.S. Credit Index(d)	(1.28)	2.99	7.42	4.63
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(e)	3.61	15.34	7.42	7.47
Bloomberg Barclays USD Capital Securities Index(f)	(0.19)	5.31	8.88	6.33

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Credit Index (50.36%), the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg Barclays USD Capital Securities Index (19.71%).

(d)	This unmanaged index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets.
(e)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(f)	This unmanaged index tracks fixed-rate, investment grade capital securities denominated in USD.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

BTZ is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Positive contributors to the Trust’s performance included exposure to U.S. high yield corporate bonds and collateralized loan obligations (“CLOs”). The Trust’s allocation to capital securities also aided performance. Finally, exposure to European high yield corporate bonds contributed to the Trust’s return.

Detractors from performance included exposure to emerging market debt, as rising U.S. Treasury yields weighed on the category. In a similar vein, the Trust’s exposure to duration (and corresponding interest rate sensitivity) detracted given the move higher in Treasury yields.

In addition to employing leverage, the Trust uses derivatives as part of its investment strategy, including forward contracts to manage foreign currency exposure of non-U.S. positions back to U.S. dollars and interest rate futures to adjust duration positioning tactically as needed. The use of derivatives over the period did not have a material impact on performance.

Describe recent portfolio activity.

Over the period, the Trust reduced exposure to U.S. investment grade corporate bonds, capital securities, and CLOs, while increasing exposure to U.S. high yield corporate bonds. The Trust’s use of leverage over the period had a positive impact on performance.

Describe portfolio positioning at period end.

At period end, the Trust was positioned for economic growth to be supported by continued easing of lockdowns and resumption of business activities, along with an awareness that valuations are full and a range of risks, including inflation, bear watching. With this backdrop, the Trust maintained core allocations to U.S. high yield and investment grade corporate bonds as well as capital securities, with exposure to CLOs and non-U.S. credit markets as well.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of June 30, 2021 (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	06/30/21		12/31/20
Corporate Bonds	81%		79%
Preferred Securities	13		14
Asset-Backed Securities	4		5
Foreign Agency Obligations	1		1
Municipal Bonds	1		1
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	06/30/21		12/31/20
AAA/Aaa(d)	1%		1%
AA/Aa	2		2
A	10		10
BBB/Baa	48		50
BB/Ba	23		23
B	12		11
CCC/Caa	4		3
N/R	—	(b)	—	(b)

(a)	Excludes short-term securities, options purchased and options written.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Trust Summary as of June 30, 2021	BlackRock Floating Rate Income Trust (BGT)

Investment Objective

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($12.86)(a)	6.04%
Current Monthly Distribution per Common Share(b)	$0.0647
Current Annualized Distribution per Common Share(b)	$0.7764
Leverage as of June 30, 2021(c)	30%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank overdraft and bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$12.86	$11.79	9.08%	$12.97	$11.72
Net Asset Value	13.60	13.40	1.49	13.65	13.40

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	15

Trust Summary as of June 30, 2021 (continued)	BlackRock Floating Rate Income Trust (BGT)

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2021 were as follows:

		Average Annual Total Returns
	6-month	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	4.11%	15.77%	5.36%	5.70%
Trust at Market Price(a)(b)	11.89	25.52	6.56	6.26
S&P/LSTA Leveraged Loan Index(c)	3.28	11.65	4.39	4.99

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged market value-weighted index (the “Reference Benchmark”) designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

BGT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Floating rate loan interest (“bank loans”)performed well in the first half of the period. In addition to benefiting from the tailwind of improving economic growth, concerns that the Fed may need to begin raising interest rates led to higher demand for floating rate assets.

From an asset allocation perspective, the Trust’s core exposure to bank loans and tactical allocations to high yield bonds, equities and investment-grade corporate bonds contributed to performance. From a sector perspective, the largest contributors included technology, airlines and health care. With respect to credit tiers, the Trust’s positions in B rated debt made the largest contribution to absolute returns, followed by CCCs and BBs. There were no significant detractors from absolute performance given the positive performance for the bank loan market.

Describe recent portfolio activity.

The investment adviser marginally reduced the Trust’s allocation to investment-grade bonds in favor of bank loans due to supportive supply-and-demand conditions and attractive relative values. The investment adviser’s credit rating views remained consistent over the past several quarters, with a focus on avoiding the more volatile stressed CCC category. The investment adviser tactically managed the Trust’s sector positioning, although it placed a greater focus on individual security selection later in the period. The Trust continued to use liquid, index-based derivatives in the loan and high-yield markets inorder to manage its positioning.

Describe portfolio positioning at period end.

The Trust remained predominately invested in bank loans, with the rest of the portfolio primarily invested in high yield bonds. By credit rating, B rated loans were the Trust’s largest position, and it had a much smaller weightings in the higher-risk CCC rated segment. Within the single B category, the investment adviser remained focused on higher-quality B+ and B rated debt, with less of an emphasis on securities rated B-.

The investment adviser’s core sector views stayed largely intact. Some of the Trust’s top sector positions were technology companies, particularly in the enterprise software area. Health care, consumer cyclical services and building materials were also areas where the investment adviser identified compelling risk-reward opportunities. The investment adviser maintained a lower allocation to energy and the consumer cyclical sectors, such as retailers and leisure, on the belief that these market segments continued to face significant headwinds.

The Trust had a bias toward larger loan tranches of $1 billion and above. The investment adviser maintained a preference for loan/bond capital structures over the loan-only segment. The securities that Trust did own in the latter category were typically transactions of $1 billion or more. The Trust remained underweight in the 2017 and 2018 vintages, arguably a period with more aggressive lending standards and weaker protections for loan holders.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Floating Rate Income Trust (BGT)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	06/30/21		12/31/20
Floating Rate Loan Interests	96%		93%
Corporate Bonds	2		5
Investment Companies	2		2
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	06/30/21		12/31/20
AAA/Aaa	—	%(b)	—%
AA/Aa	—	(b)	—
A	—	(b)	—
BBB/Baa	4		6
BB/Ba	19		19
B	67		67
CCC/Caa	7		6
N/R(d)	3		2

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	17

Schedule of Investments (unaudited) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
522 Funding CLO Ltd.(a)(b)
Series 2019-4A, Class CR, (3 mo. LIBOR US + 2.40%), 2.59%, 04/20/30	USD	500	$498,947
Series 2019-4A, Class DR, (3 mo. LIBOR US + 3.65%), 3.84%, 04/20/30		600	600,339
AGL CLO Ltd., Series 2020-3A, Class D, (3 mo. LIBOR US + 3.30%), 3.48%, 01/15/33(a)(b)		250	250,067
Anchorage Capital CLO Ltd.(a)(b)
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.65%), 1.84%, 10/13/30		380	379,066
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.20%), 3.39%, 10/13/30		720	719,994
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.00%), 3.18%, 07/28/28		1,000	1,001,190
Apidos CLO XXII, 2015-22A, (3 mo. LIBOR US + 2.95%), 3.14%, 04/20/31(a)(b)		250	250,012
Apidos CLO XXVI, Series 2017-26A, Class A2, (3 mo. LIBOR US + 1.70%), 1.89%, 07/18/29(a)(b)		250	250,034
ASSURANT CLO I Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.10%), 2.29%, 10/20/29(a)(b)		500	499,208
Ballyrock CLO Ltd.(a)(b)
Series 2016-1A, Class DR2, (3 mo. LIBOR US + 3.15%), 3.33%, 10/15/28		250	249,998
Series 2020-1A, Class C, (3 mo. LIBOR US + 4.50%), 4.69%, 07/20/30		500	500,590
Battalion CLO VII Ltd., Series 2014-7A, Class CRR, (3 mo. LIBOR US + 2.93%), 3.12%, 07/17/28(a)(b)		500	499,995
Beechwood Park CLO Ltd., Series 2019-1A, Class B2A, (3 mo. LIBOR US + 1.75%), 1.94%, 01/17/33(a)(b)		500	498,409
BlueMountain CLO XXVI Ltd.(a)(b)
Series 2019-26A, Class D1, (3 mo. LIBOR US + 4.25%), 4.44%, 10/20/32		250	251,710
Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 7.89%, 10/20/32		250	251,102
Buttermilk Park CLO Ltd., (3 mo. LIBOR US + 3.10%), 3.28%, 10/15/31(a)(b)		250	249,387
Canyon Capital CLO Ltd.(a)(b)
Series 2016-1A, Class CR, (3 mo. LIBOR US + 1.90%), 2.08%, 07/15/31		250	248,834
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.35%), 3.51%, 04/15/34		500	500,878
Carlyle Global Market Strategies CLO Ltd.,
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.35%), 3.50%, 08/14/30(a)(b)		1,000	986,699
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 3.39%, 04/20/32(a)(b)(c)		500	501,950
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.63%, 07/20/32(a)(b)		500	502,993
CarVal CLO Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.77%), 5.95%, 07/16/31(a)(b)		500	486,086
CBAM Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.40%), 2.59%, 07/20/30(a)(b)		350	350,044
Cifc Funding Ltd., Series 2014-4RA, Class A1A, (3 mo. LIBOR US + 1.13%), 1.32%, 10/17/30(a)(b)		1,000	999,799
CIFC Funding Ltd.(a)(b)
Series 2014-2RA, Class B1, (3 mo. LIBOR US + 2.80%), 2.98%, 04/24/30		750	747,626

Security	Par (000)		Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.(a)(b) (continued)
Series 2014-3A, Class BR2, (3 mo. LIBOR US + 1.80%), 1.98%, 10/22/31	USD	250	$249,989
Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.11%), 1.29%, 01/22/31		1,000	1,000,478
Series 2015-5A, Class A1R, (3 mo. LIBOR US + 0.86%), 1.04%, 10/25/27		843	839,751
Series 2020-1A, Class D, (3 mo. LIBOR US + 4.00%), 4.18%, 07/15/32		500	500,446
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01%, 02/15/29(b)		2,000	2,034,528
Crown City CLO I, Series 2020-1A, Class C, (3 mo. LIBOR US + 4.62%), 4.81%, 07/20/30(a)(b)		250	250,270
Cumberland Park CLO Ltd., Series 2015-2A, Class DR, (3 mo. LIBOR US + 2.70%), 2.89%, 07/20/28(a)(b)		250	250,338
Dryden 50 Senior Loan Fund, Series 2017-50A, Class B, (3 mo. LIBOR US + 1.65%), 1.83%, 07/15/30(a)(b)		250	250,092
Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 2.84%, 04/18/31(a)(b)		1,250	1,227,147
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (3 mo. LIBOR US + 3.15%), 3.31%, 08/15/30(a)(b)		1,000	1,000,349
Eaton Vance Clo Ltd., Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.25%), 1.44%, 01/20/30(a)(b)		1,000	999,570
EDvestinU Private Education Loan Issue No 3 LLC, Series 2021-A, Class B, 3.50%, 11/25/50(b)		110	111,510
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 7.18%, 10/15/32(a)(b)		1,500	1,501,933
Elmwood CLO V Ltd.(a)(b)
Series 2020-2A, Class C, (3 mo. LIBOR US + 2.75%), 2.93%, 07/24/31		500	500,351
Series 2020-2A, Class CR, (3 mo. LIBOR US + 2.00%), 3.03%, 10/20/34(d)		436	436,000
Fairstone Financial Issuance Trust I, Series 2020-1A, Class C, 5.16%, 10/20/39(b)	CAD	170	136,225
Galaxy XX CLO Ltd., Series 2015-20A, Class CR, (3 mo. LIBOR US + 1.75%), 1.94%, 04/20/31(a)(b)	USD	250	249,358
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, (3 mo. LIBOR US + 2.40%), 2.56%, 11/15/26(a)(b)		805	804,288
Goldentree Loan Management US Clo 3 Ltd., Series 2018-3A, Class B1, (3 mo. LIBOR US + 1.55%), 1.74%, 04/20/30(a)(b)		250	249,364
GoldenTree Loan Opportunities IX Ltd., Series 2014- 9A, Class BR2, (3 mo. LIBOR US + 1.60%), 1.78%, 10/29/29(a)(b)		1,500	1,500,121
Grippen Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.30%), 3.49%, 01/20/30(a)(b)		250	250,076
Highbridge Loan Management, Series 3A-2014, Class CR, (3 mo. LIBOR US + 3.60%), 3.79%, 07/18/29(a)(b)		1,000	992,527
Kayne CLO III Ltd., Series 2019-3A, Class DR, (3 mo. LIBOR US + 2.75%), 2.86%, 04/15/32(a)(b)(c)		400	400,040
Lending Funding Trust, Series 2020-2A, Class C, 4.30%, 04/21/31(b)		240	251,875
Litigation Fee Residual Funding Trust, 4.00%, 10/30/27(c)		1,308	1,287,942

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Long Beach Mortgage Loan Trust, Series 2006-8, Class 2A4, (1 mo. LIBOR US + 0.24%), 0.33%, 09/25/36(a)	USD	6,761	$2,736,397
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 6.59%, 01/20/29(a)(b)		250	249,762
Madison Park Funding XXIII Ltd., Series 2017-23A, Class CR, (3 mo. LIBOR US + 2.00%), 2.16%, 07/27/31(a)(b)(c)		600	600,000
Madison Park Funding XXV Ltd., Series 2017-25A, Class A2R, (3 mo. LIBOR US + 1.65%), 1.74%, 04/25/29(a)(b)(c)		250	250,450
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class C, (3 mo. LIBOR US + 1.90%), 2.03%, 07/17/34(a)(b)(c)		250	249,378
Marble Point CLO XVII Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 3.75%), 3.94%, 04/20/33(a)(b)		250	250,527
Marble Point CLO XVIII Ltd., Series 2020-2A, Class D1, (3 mo. LIBOR US + 3.78%), 3.96%, 10/15/31(a)(b)		500	501,484
Mariner Finance Issuance Trust(b)
Series 2021-AA, Class C, 2.96%, 03/20/36		190	192,452
Series 2021-AA, Class D, 3.83%, 03/20/36		180	185,398
Navient Private Education Refi Loan Trust(b)(c)
Series 2021-DA, Class C, 3.48%, 04/15/60		770	770,000
Series 2021-DA, Class D, 4.00%, 04/15/60		440	427,694
Nelnet Student Loan Trust(b)
Series 2021-A, Class D, 4.93%, 04/20/62		460	463,297
Series 2021-BA, Class B, 2.68%, 04/20/62		1,983	1,981,414
Neuberger Berman CLO XV, Series 2013-15A, Class DR, (3 mo. LIBOR US + 3.05%), 3.23%, 10/15/29(a)(b)		1,000	1,000,097
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 1.78%, 10/17/30(a)(b)		250	250,007
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class CR, (3 mo. LIBOR US + 1.80%), 1.89%, 07/20/31(a)(b)(c)		1,162	1,162,500
OCP CLO Ltd.(a)(b)
Series 2015-9A, Class BR, (3 mo. LIBOR US + 1.75%), 1.93%, 07/15/27		250	249,088
Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.26%), 1.44%, 07/15/30		1,000	1,000,138
Series 2020-19A, Class C, (3 mo. LIBOR US + 2.95%), 3.14%, 07/20/31		250	250,183
Series 2020-19A, Class D, (3 mo. LIBOR US + 4.47%), 4.66%, 07/20/31		250	251,040
Octagon Investment Partners 48 Ltd.(a)(b)
Series 2020-3A, Class C, (3 mo. LIBOR US + 2.55%), 2.74%, 10/20/31		1,250	1,252,265
Series 2020-3A, Class D, (3 mo. LIBOR US + 4.00%), 4.19%, 10/20/31		250	250,905
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 2.75%), 2.93%, 01/22/30(a)(b)		500	497,523
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 7.34%, 01/21/30(a)(b)		595	597,319
OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.84%, 05/14/32(b)		2,000	2,086,507

Security		Par (000)	Value

Asset-Backed Securities (continued)
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 3.34%, 10/17/29(a)(b)	USD	875	$860,166
OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 3.18%, 01/15/29(a)(b)		1,000	993,365
OZLM XXI Ltd., Series 2017-21A, Class C, (3 mo. LIBOR US + 2.67%), 2.86%, 01/20/31(a)(b)		1,000	970,837
Palmer Square CLO Ltd.(a)(b)
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 2.94%, 07/20/30		250	249,156
Series 2018-3A, Class B, (3 mo. LIBOR US + 1.90%), 2.06%, 08/15/26		500	500,096
Palmer Square Loan Funding Ltd.(a)(b)
Series 2018-5A, Class D, (3 mo. LIBOR US + 4.25%), 4.44%, 01/20/27		1,000	997,333
Series 2019-2A, Class B, (3 mo. LIBOR US + 2.25%), 2.44%, 04/20/27		1,000	1,000,287
Series 2019-3A, Class B, (3 mo. LIBOR US + 2.10%), 2.26%, 08/20/27		1,750	1,750,866
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 3.56%, 08/20/27		750	750,590
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 3.43%, 10/24/27		250	250,076
Series 2020-1A, Class C, (3 mo. LIBOR US + 2.50%), 2.66%, 02/20/28		250	250,596
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 6.81%), 6.96%, 02/14/34(a)(b)		1,300	1,267,011
PPM CLO 2 Ltd., Series 2019-2A, Class DR, (3 mo. LIBOR US + 3.40%), 3.58%, 04/16/32(a)(b)		250	249,997
Regatta XI Funding Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.85%), 3.04%, 07/17/31(a)(b)		370	367,277
Republic Finance Issuance Trust, Series 2020-A, Class C, 4.05%, 11/20/30(b)		240	247,253
Romark CLO III Ltd., Series 2019-3A, Class C, (3 mo. LIBOR US + 3.90%), 4.08%, 07/15/32(a)(b)		250	250,323
Romark CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 2.15%), 2.32%, 10/23/30(a)(b)		500	499,264
Shackleton 63942CAC6CLO Ltd., Series 2015-7RA, Class C, (3 mo. LIBOR US + 2.35%), 2.53%, 07/15/31(a)(b)		250	249,988
SLM Private Education Loan Trust, Series 2014-A, Class B, 3.50%, 11/15/44(b)		500	501,209
SMB Private Education Loan Trust(b)(c)
Series 2021-C, Class C, 3.00%, 01/15/53		190	190,000
Series 2021-C, Class D, 3.93%, 01/15/53		160	160,000
Sterling Coofs Trust(b)(c)
Series 2004-1, Class A, 2.36%, 04/15/29		1,266	12,657
Series 2004-2, Class Note, 2.08%, 03/30/30		1,166	11,661
Structured Asset Securities Corp. Pass-Through Certificates, Series 2002-AL1, Class A2, 3.45%, 02/25/32		156	149,798
TCW CLO Ltd., Series 2020-1A, Class DRR, (3 mo. LIBOR US + 3.40%), 3.59%, 04/20/34(a)(b)(c)		250	249,989
TICP CLO IX Ltd., Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 3.09%, 01/20/31(a)(b)		250	249,997
TICP CLO V Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 5.94%, 07/17/31(a)(b)		537	521,272
TICP CLO VIII Ltd., (3 mo. LIBOR US + 2.15%), 2.34%, 10/20/30(a)(b)		500	500,051
TICP CLO X Ltd., Series 2018-10A, Class E, (3 mo. LIBOR US + 5.50%), 5.69%, 04/20/31(a)(b)		250	245,404

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
TRESTLES CLO II Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 3.10%, 04/25/32(a)(b)	USD	250	$249,036
TRESTLES CLO Ltd., Series 2017-1A, Class B1R, (3 mo. LIBOR US + 1.75%), 1.95%, 04/25/32(a)(b)		1,750	1,745,545
Trimaran CAVU Ltd., Series 2019-2A, Class C, (3 mo. LIBOR US + 4.72%), 4.91%, 11/26/32(a)(b)		500	503,693
Trinitas CLO XI Ltd., Series 2019-11A, Class C, (3 mo. LIBOR US + 3.15%), 3.33%, 07/15/32(a)(b)		500	501,520
Unique Pub Finance Co. PLC
Series M, 7.40%, 03/28/24	GBP	2,774	4,050,564
Series N, 6.46%, 03/30/32		100	167,378
Voya CLO Ltd.(a)(b)
Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.25%), 1.43%, 07/15/31	USD	1,000	996,029
Series 2019-3A, Class C, (3 mo. LIBOR US + 2.60%), 2.79%, 10/17/32		1,500	1,502,268
Whitebox Clo I Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 4.35%), 4.53%, 07/24/32(a)(b)		500	500,471
York CLO 1 Ltd., Series 2014-1A, Class CRR, (3 mo. LIBOR US + 2.10%), 2.28%, 10/22/29(a)(b)		250	249,737
York Clo Ltd., Series 2016-2A, Class DR, (3 mo. LIBOR US + 3.15%), 3.34%, 04/20/32(a)(b)		1,500	1,500,071
York Clo-3 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 3.79%, 10/20/29(a)(b)		1,750	1,751,556

Total Asset-Backed Securities — 8.7% (Cost: $75,128,737)			75,469,737

		Shares

Common Stocks

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(c)		542	8,021

Oil, Gas & Consumable Fuels — 0.0%
Extraction Oil & Gas, Inc., (Acquired 03/05/21, Cost: $32,643)(e)		2,622	143,374
SM Energy Co.		5,506	135,613

			278,987

Total Common Stocks — 0.0% (Cost: $63,505)			287,008

		Par (000)

Corporate Bonds

Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48	USD	500	668,452

Aerospace & Defense — 1.7%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		30	31,613
Bombardier, Inc.(b)
6.00%, 10/15/22(f)		3	3,004
7.50%, 12/01/24		126	131,670
7.50%, 03/15/25		25	25,709
7.13%, 06/15/26		432	452,304
7.88%, 04/15/27		237	245,887
7.45%, 05/01/34		100	107,000

Security		Par (000)	Value

Aerospace & Defense (continued)
Eaton Corp., 4.15%, 11/02/42	USD	500	$596,297
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)		200	206,000
General Electric Co.
6.15%, 08/07/37		2,150	2,990,957
6.88%, 01/10/39		18	26,929
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		371	388,159
Lockheed Martin Corp., 4.09%, 09/15/52		1,410	1,763,575
Raytheon Technologies Corp., 6.13%, 07/15/38		1,450	2,068,017
Rolls-Royce PLC, 5.75%, 10/15/27(b)		400	440,596
Smiths Group PLC, 3.63%, 10/12/22(b)		360	374,097
Spirit AeroSystems, Inc., 5.50%, 01/15/25(b)		121	128,563
TransDigm, Inc.
8.00%, 12/15/25(b)		468	505,674
6.25%, 03/15/26(b)		2,917	3,077,435
6.38%, 06/15/26		60	62,158
7.50%, 03/15/27		71	75,526
4.63%, 01/15/29(b)		184	184,064
4.88%, 05/01/29(b)		203	204,928
Triumph Group, Inc., 8.88%, 06/01/24(b)		575	639,687

			14,729,849

Airlines — 1.3%
American Airlines Pass-Through Trust
Series 2013-2, Class A, 4.95%, 07/15/24		1,989	2,018,316
Series 2015-2, Class A, 4.00%, 03/22/29		1,145	1,125,003
Series 2015-2, Class AA, 3.60%, 03/22/29		1,145	1,184,128
American Airlines, Inc., 11.75%, 07/15/25(b)		159	199,545
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b) 5.50%, 04/20/26		508	537,845
5.75%, 04/20/29		539	583,253
Avianca Holdings SA, (3 mo. LIBOR US + 10.50% Cash or 3 mo. LIBOR US + 12.00% PIK), 12.15%, 11/10/21(b)(g)		91	91,099
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(b)		92	102,282
Gol Finance SA, 7.00%, 01/31/25(b)		200	191,400
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(b)		168	180,367
Latam Finance Ltd., 6.88%, 04/11/24(b)(h)(i)		257	239,010
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)		680	748,680
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27		400	443,492
Series 2020-1, Class B, 4.88%, 07/15/27		34	36,018
Series A, Class A, 4.30%, 02/15/27		2,711	2,867,764
United Airlines, Inc.(b)
4.38%, 04/15/26		310	320,906
4.63%, 04/15/29		281	290,835

			11,159,943

Auto Components — 0.5%
Aptiv PLC, 4.40%, 10/01/46		465	538,903
Clarios Global LP, 6.75%, 05/15/25(b)		154	164,007
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26	EUR	100	122,652
6.25%, 05/15/26(b)	USD	659	702,039
8.50%, 05/15/27(b)		1,534	1,672,367

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Auto Components (continued)
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)	USD	227	$244,593
Goodyear Tire & Rubber Co.
5.00%, 07/15/29(b)		88	92,136
5.25%, 07/15/31(b)		260	271,700
5.63%, 04/30/33		217	228,870
ZF Finance GmbH, 3.75%, 09/21/28	EUR	100	129,768

			4,167,035

Automobiles — 1.1%
Allison Transmission, Inc.(b)
5.88%, 06/01/29	USD	139	152,205
3.75%, 01/30/31		190	186,745
Asbury Automotive Group, Inc. 4.50%, 03/01/28		18	18,495
4.75%, 03/01/30		84	87,780
Carvana Co., 5.50%, 04/15/27(b)		197	203,448
Ford Motor Co. 0.00%, 03/15/26(b)(j)(k)		150	165,844
4.35%, 12/08/26		7	7,499
4.75%, 01/15/43		2,000	2,125,000
5.29%, 12/08/46		19	21,221
Ford Motor Credit Co. LLC 4.69%, 06/09/25		200	216,500
4.13%, 08/04/25		279	298,178
4.39%, 01/08/26		200	216,000
3.82%, 11/02/27		200	208,324
2.90%, 02/16/28		200	199,052
General Motors Co., 6.25%, 10/02/43		2,506	3,459,516
General Motors Financial Co., Inc., 4.25%, 05/15/23		807	857,681
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)		30	30,525
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)		82	83,640
LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)		149	152,725
Lithia Motors, Inc., 3.88%, 06/01/29(b)		89	92,253
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		70	69,825
Navistar International Corp., 6.63%, 11/01/25(b)		174	179,765
Penske Automotive Group, Inc. 3.50%, 09/01/25		45	46,611
3.75%, 06/15/29		46	46,287
Wabash National Corp., 5.50%, 10/01/25(b)		176	179,520

			9,304,639

Banks — 1.8%
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	100	120,227
Banco Bilbao Vizcaya Argentaria SA, (5 year USD Swap + 3.87%), 6.13%(a)(l)	USD	2,200	2,376,000
Bancolombia SA, (5 year CMT + 2.94%), 4.63%, 12/18/29(a)		200	202,663
Bangkok Bank PCL(a)
(5 year CMT + 1.90%), 3.73%, 09/25/34		288	298,674
(5 year CMT + 4.73%), 5.00%(l)		400	421,950
Bank Leumi Le-Israel BM, (5 year CMT + 1.63%), 3.28%, 01/29/31(a)(b)		281	288,264
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26		252	256,989
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80%(a)(l)		518	537,198
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83%(a)(l)		250	269,109

Security	Par (000)		Value

Banks (continued)
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25	USD	200	$204,600
Cooperatieve Rabobank UA, 3.95%, 11/09/22		1,500	1,570,266
Intesa Sanpaolo SpA
5.02%, 06/26/24(b)		3,151	3,428,801
(5 year EUR Swap + 5.75%), 5.88%, 03/04/29(a)	EUR	100	133,068
Itau Unibanco Holding SA/Cayman Island, 5.13%, 05/13/23(b)	USD	200	211,288
Krung Thai Bank PCL/Cayman Islands, (5 year CMT + 3.53%), 4.40%(a)(l)		252	255,386
Santander UK Group Holdings PLC, 2.88%, 08/05/21		1,250	1,252,886
Standard Chartered PLC, (5 year USD ICE Swap + 1.97%), 4.87%, 03/15/33(a)(b)		500	554,586
Wells Fargo & Co.
3.90%, 05/01/45		2,250	2,637,683
(5 year CMT + 3.45%), 3.90%(a)(l)		245	253,649

			15,273,287

Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(m)		4,600	5,822,450
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(g)		701	736,050
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29(b)		606	600,894
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27(b)		442	450,840
Ball Corp., 5.25%, 07/01/25		12	13,545
Central American Bottling Corp., 5.75%, 01/31/27(b)		222	230,991
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		23	28,175
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)		431	435,310
Silgan Holdings, Inc., 4.13%, 02/01/28		7	7,262
Trivium Packaging Finance BV(b) 5.50%, 08/15/26		428	449,700
8.50%, 08/15/27		738	802,354

			9,577,571

Biotechnology — 0.2%
Baxalta, Inc., 5.25%, 06/23/45		500	662,331
Emergent BioSolutions, Inc., 3.88%, 08/15/28(b)		51	49,956
Gilead Sciences, Inc., 4.80%, 04/01/44		1,000	1,264,171

			1,976,458

Building Materials — 0.3%
APi Group DE, Inc., 4.13%, 07/15/29(b)		89	88,500
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(b)		359	385,027
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)		180	186,525
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(b)		232	249,980
Griffon Corp., 5.75%, 03/01/28		59	62,688
Jeld-Wen, Inc.(b) 6.25%, 05/15/25		98	104,518
4.63%, 12/15/25		37	37,694
4.88%, 12/15/27		11	11,431
Masonite International Corp.(b) 5.75%, 09/15/26		52	53,820
5.38%, 02/01/28		17	18,015

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Building Materials (continued)
Patrick Industries, Inc., 4.75%, 05/01/29(b)	USD	43	$42,731
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)		327	346,620
Standard Industries, Inc.(b) 4.75%, 01/15/28		54	56,522
4.38%, 07/15/30		249	256,781
3.38%, 01/15/31		38	36,374
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		117	124,304
Victors Merger Corp., 6.38%, 05/15/29(b)		133	133,998

			2,195,528

Building Products — 0.6%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(b)		248	257,429
BCPE Ulysses Intermediate, Inc., (7.75% Cash or 8.50% PIK), 7.75%, 04/01/27(b)(g)		92	94,300
Beacon Roofing Supply, Inc., 4.13%, 05/15/29(b)		68	67,826
Foundation Building Materials, Inc., 6.00%, 03/01/29(b)		131	129,690
GYP Holdings III Corp., 4.63%, 05/01/29(b)		159	159,596
Home Depot, Inc., 5.88%, 12/16/36		1,660	2,371,492
LBM Acquisition LLC, 6.25%, 01/15/29(b)(d)		326	328,510
Lowe’s Cos., Inc., 4.38%, 09/15/45		1,000	1,196,900
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(b)		218	228,293
SRS Distribution, Inc., 6.13%, 07/01/29(b)		233	239,783
White Cap Buyer LLC, 6.88%, 10/15/28(b)		277	296,459
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26(b)(g)		142	146,922

			5,517,200

Capital Markets — 2.3%
Blackstone CQP Holdco LP, 5.50%, 05/24/31		250	260,497
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(a)(l)		5,195	5,314,485
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)		172	178,880
FMR LLC, 4.95%, 02/01/33(b)		2,300	2,887,795
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		112	117,040
6.25%, 05/15/26		57	60,477
5.25%, 05/15/27		187	193,076
5.25%, 05/15/27(b)		176	181,720
4.38%, 02/01/29(b)		134	133,330
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		200	192,600
NFP Corp.(b) 4.88%, 08/15/28		183	185,954
6.88%, 08/15/28		324	341,078
Northern Trust Corp., 3.95%, 10/30/25(m)		8,000	9,014,580
Raymond James Financial, Inc., 4.95%, 07/15/46		400	516,963
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)		104	108,550

			19,687,025

Chemicals — 0.5%
Air Liquide Finance SA, 3.50%, 09/27/46(b)		360	409,278
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		198	193,545
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		219	255,039
Element Solutions, Inc., 3.88%, 09/01/28(b)		611	623,403
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		101	103,884

Security		Par (000)	Value

Chemicals (continued)
HB Fuller Co., 4.25%, 10/15/28	USD	66	$68,213
Herens Holdco Sarl, 4.75%, 05/15/28(b)		200	199,000
Herens Midco Sarl, 5.25%, 05/15/29	EUR	100	116,042
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)	USD	226	251,995
Ingevity Corp., 3.88%, 11/01/28(b)		57	56,572
Minerals Technologies, Inc., 5.00%, 07/01/28(b)		114	118,526
Monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	122,135
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	41	43,255
Orbia Advance Corp. SAB de CV (b) 4.00%, 10/04/27		200	219,100
5.50%, 01/15/48		200	234,375
PQ Corp., 5.75%, 12/15/25(b)		309	317,111
SCIH Salt Holdings, Inc.(b) 4.88%, 05/01/28		215	214,974
6.63%, 05/01/29		121	121,302
Scotts Miracle-Gro Co., 4.00%, 04/01/31(b)		177	176,448
Sherwin-Williams Co., 4.50%, 06/01/47		350	437,783
Valvoline, Inc., 3.63%, 06/15/31(b)		1	1,000
WESCO Distribution, Inc.(b) 7.13%, 06/15/25		117	126,442
7.25%, 06/15/28		252	280,690
WR Grace & Co-Conn, 5.63%, 10/01/24(b)		21	23,213

			4,713,325

Commercial Services & Supplies — 0.2%
ADT Security Corp., 4.88%, 07/15/32(b)		191	201,264
APX Group, Inc. 7.88%, 12/01/22		80	80,300
8.50%, 11/01/24		82	85,690
ASGN, Inc., 4.63%, 05/15/28(b)		62	64,943
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(b)		71	73,929
Fortress Transportation & Infrastructure Investors LLC(b) 6.50%, 10/01/25		50	51,938
5.50%, 05/01/28		210	218,663
Herc Holdings, Inc., 5.50%, 07/15/27(b)		178	187,651
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	120,947
Metis Merger Sub LLC, 6.50%, 05/15/29(b)	USD	145	142,803
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)		207	216,056
Prime Security Services Borrower LLC/Prime Finance, Inc.(b) 5.75%, 04/15/26		78	86,164
3.38%, 08/31/27		105	101,850
6.25%, 01/15/28		3	3,191
TMS International Corp., 6.25%, 04/15/29(b)		73	76,650
United Rentals North America, Inc., 5.25%, 01/15/30		40	43,816

			1,755,855

Communications Equipment — 0.2%
Avaya, Inc., 6.13%, 09/15/28(b)		445	476,284
CommScope Technologies LLC(b) 6.00%, 06/15/25		5	5,106
5.00%, 03/15/27		276	282,555
CommScope, Inc.(b) 5.50%, 03/01/24		120	123,450
8.25%, 03/01/27		130	138,944
7.13%, 07/01/28		130	140,888

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment (continued)
Nokia OYJ 4.38%, 06/12/27	USD	31	$34,243
6.63%, 05/15/39		88	113,960
ViaSat, Inc., 6.50%, 07/15/28(b)		216	230,355

			1,545,785

Construction & Engineering(b) — 0.5%
ITR Concession Co. LLC, 4.20%, 07/15/25		4,000	4,306,150
SRS Distribution, Inc., 4.63%, 07/01/28		293	299,593

			4,605,743

Construction Materials(b) — 0.2%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/28		75	76,853
3.88%, 11/15/29		93	92,419
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		74	75,783
Core & Main LP, 6.13%, 08/15/25		975	994,500
H&E Equipment Services, Inc., 3.88%, 12/15/28		61	60,024
IAA, Inc., 5.50%, 06/15/27		12	12,597
Picasso Finance Sub, Inc., 6.13%, 06/15/25		175	185,019
Williams Scotsman International, Inc., 4.63%, 08/15/28		162	167,297
Winnebago Industries, Inc., 6.25%, 07/15/28		92	99,130
Wolverine Escrow LLC 8.50%, 11/15/24		162	157,140
9.00%, 11/15/26		144	140,400

			2,061,162

Consumer Discretionary — 0.5%
Carnival Corp.(b) 10.50%, 02/01/26		523	608,903
5.75%, 03/01/27		848	888,280
9.88%, 08/01/27		156	182,130
CoreLogic, Inc., 4.50%, 05/01/28(b)		287	284,489
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(b)		94	97,995
Life Time, Inc.(b) 5.75%, 01/15/26		226	234,192
8.00%, 04/15/26		139	148,138
NCL Corp. Ltd., 5.88%, 03/15/26(b)		159	166,552
NCL Finance Ltd., 6.13%, 03/15/28(b)		414	433,851
Nielsen Finance LLC/Nielsen Finance Co.(b) 5.63%, 10/01/28		208	219,667
5.88%, 10/01/30		160	174,148
4.75%, 07/15/31		113	113,283
Royal Caribbean Cruises Ltd.(b) 10.88%, 06/01/23		61	69,464
9.13%, 06/15/23		103	113,043
11.50%, 06/01/25		137	157,892
5.50%, 04/01/28		397	415,778
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	100	122,262
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)	USD	124	125,240

			4,555,307

Consumer Finance — 0.9%
Capital One Financial Corp., 4.75%, 07/15/21		1,935	1,938,127
Moody’s Corp., 4.50%, 09/01/22		1,800	1,868,316
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)		360	361,768

Security		Par (000)	Value

Consumer Finance (continued)
Muthoot Finance Ltd. 6.13%, 10/31/22(b)	USD	247	$255,768
4.40%, 09/02/23		400	410,700
Navient Corp. 7.25%, 09/25/23		46	50,773
6.13%, 03/25/24		67	72,310
5.88%, 10/25/24		39	42,071
5.00%, 03/15/27		58	60,015
OneMain Finance Corp. 7.13%, 03/15/26		49	57,071
3.50%, 01/15/27		206	207,545
6.63%, 01/15/28		141	161,637
5.38%, 11/15/29		36	39,159
Sabre GLBL, Inc.(b) 9.25%, 04/15/25		153	181,891
7.38%, 09/01/25		64	69,600
Shift4 Payments Inc., 0.00%, 12/15/25(b)(j)(k)		236	318,152
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		192	200,400
Square, Inc., 3.50%, 06/01/31(b)		421	424,684
Verscend Escrow Corp., 9.75%, 08/15/26(b)		1,279	1,347,746

			8,067,733

Containers & Packaging — 0.3%
Celulosa Arauco y Constitucion SA, 4.20%, 01/29/30		200	216,162
Graphic Packaging International LLC (b) 4.75%, 07/15/27		53	57,260
3.50%, 03/15/28		11	11,083
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28(b)		108	112,320
International Paper Co., 6.00%, 11/15/41		870	1,236,363
Intertape Polymer Group, Inc., 4.38%, 06/15/29(b)		91	92,278
Klabin Austria GmbH, 3.20%, 01/12/31(b)		200	196,710
LABL Escrow Issuer LLC(b) 6.75%, 07/15/26		166	177,077
10.50%, 07/15/27		234	257,985
Sealed Air Corp., 4.00%, 12/01/27(b)		49	52,124
Suzano Austria GmbH 3.75%, 01/15/31		80	83,600
3.13%, 01/15/32		105	103,992

			2,596,954

Diversified Consumer Services — 0.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26		1,115	1,182,157
9.75%, 07/15/27		417	459,221
6.00%, 06/01/29		441	447,081
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28		1,041	1,043,144
Ascend Learning LLC, 6.88%, 08/01/25		461	468,701
Bidfair Holdings, Inc., 5.88%, 06/01/29(b)		200	203,000
Clarivate Science Holdings Corp.(b) 3.88%, 06/30/28		253	255,305
4.88%, 06/30/29		348	357,135
Garda World Security Corp.(b) 4.63%, 02/15/27		191	191,955
9.50%, 11/01/27		128	141,760

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Consumer Services (continued)
Graham Holdings Co., 5.75%, 06/01/26(b)	USD	27	$28,080
Rekeep SpA, 7.25%, 02/01/26.	EUR	100	127,622
Service Corp. International, 4.00%, 05/15/31	USD	242	247,003
Sotheby’s, 7.38%, 10/15/27(b)		265	285,869

			5,438,033

Diversified Financial Services — 4.3%
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 05/01/28(b)		272	271,146
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	139,197
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	USD	200	194,437
Bank of America Corp., 3.25%, 10/21/27(m)		4,000	4,338,958
Barclays PLC, 3.65%, 03/16/25(m)		4,320	4,677,610
BNP Paribas SA, (5 year CMT + 3.34%), 4.63%(a)(b)(l)		2,000	2,082,040
Central Garden & Pet Co. 4.13%, 10/15/30		127	129,699
4.13%, 04/30/31(b)		132	133,485
Citigroup, Inc.(a)(l)
(5 year CMT + 3.42%), 3.88%		3,160	3,227,150
Series W, (5 year CMT + 3.60%), 4.00%		105	108,544
Credit Agricole SA, (5 year USD Swap + 4.90%), 7.88%(a)(b)(l)		1,000	1,130,000
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25	GBP	100	144,002
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(g)	USD	217	217,994
Goldman Sachs Group, Inc. 3.75%, 05/22/25(m)		8,965	9,807,221
Series R, (5 year CMT + 3.22%), 4.95%(a)(l)		465	497,020
HSBC Holdings PLC 6.10%, 01/14/42		610	888,666
(5 year CMT + 3.25%), 4.70%(a)(l)		275	285,312
(5 year USD ICE Swap + 4.37%), 6.38%(a)(l)		1,750	1,950,900
Intercontinental Exchange, Inc., 4.00%, 10/15/23		470	506,413
Intrum AB, 3.00%, 09/15/27	EUR	100	117,208
ION Trading Technologies Sarl, 5.75%, 05/15/28(b)	USD	200	207,647
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b) 5.25%, 03/15/22		17	17,085
4.25%, 02/01/27		94	93,867
4.75%, 06/15/29		93	93,000
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75%(a)(l)		595	684,250
Manappuram Finance Ltd., 5.90%, 01/13/23		400	412,700
Morgan Stanley 4.00%, 07/23/25		905	1,006,591
3.13%, 07/27/26		2,000	2,166,955
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)		200	199,475
Shriram Transport Finance Co. Ltd. 5.95%, 10/24/22		200	204,610
5.10%, 07/16/23		489	495,357
Spectrum Brands, Inc.(b) 5.00%, 10/01/29		79	83,740
5.50%, 07/15/30		104	112,060
3.88%, 03/15/31		66	64,854

Security		Par (000)	Value

Diversified Financial Services (continued)
UBS Group AG, (5 year CMT + 3.31%), 4.38%(a)(b)(l)	USD	200	$204,340
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/26(b)		125	130,512

			37,024,045

Diversified Telecommunication Services — 4.1%
AT&T, Inc. 6.10%, 07/15/40		830	1,106,598
6.38%, 03/01/41		520	746,464
5.15%, 03/15/42		2,400	3,008,606
4.75%, 05/15/46		2,710	3,291,365
3.65%, 06/01/51		350	363,353
Axtel SAB de CV, 6.38%, 11/14/24(b)		200	208,537
Cincinnati Bell, Inc.(b) 7.00%, 07/15/24		144	147,780
8.00%, 10/15/25		45	47,306
Consolidated Communications, Inc., 6.50%, 10/01/28(b)		333	358,225
Level 3 Financing, Inc.(b) 4.25%, 07/01/28		152	154,244
3.75%, 07/15/29		171	166,297
Lumen Technologies, Inc. 5.13%, 12/15/26(b)		426	442,507
4.50%, 01/15/29(b)		247	241,060
5.38%, 06/15/29(b)		300	304,315
Series P, 7.60%, 09/15/39		98	111,475
Series U, 7.65%, 03/15/42		225	252,562
Series W, 6.75%, 12/01/23		74	82,065
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(g)		163	167,173
SoftBank Group Corp., 5.00%, 04/15/28	EUR	100	132,643
Sprint Capital Corp. 6.88%, 11/15/28.	USD	928	1,190,160
8.75%, 03/15/32		480	729,600
Switch Ltd.(b) 3.75%, 09/15/28		234	236,925
4.13%, 06/15/29		151	154,964
Telecom Italia Capital SA 6.38%, 11/15/33		131	156,218
6.00%, 09/30/34		337	388,814
7.20%, 07/18/36		60	77,400
7.72%, 06/04/38		79	107,698
Telecom Italia SpA 3.00%, 09/30/25	EUR	100	126,814
1.63%, 01/18/29		100	116,536
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)	USD	237	236,407
Verizon Communications, Inc. 6.40%, 02/15/38		5,700	8,120,879
6.55%, 09/15/43(m)		6,751	10,790,214
Zayo Group Holdings, Inc.(b) 4.00%, 03/01/27		629	624,672
6.13%, 03/01/28		848	866,020

			35,255,896

Education — 0.0%
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		289	293,335

Electric Utilities — 3.3%
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	551,712

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Duke Energy Carolinas LLC 6.10%, 06/01/37	USD	640	$892,288
6.00%, 01/15/38		1,675	2,366,271
Duke Energy Florida LLC 6.35%, 09/15/37		2,775	4,087,933
6.40%, 06/15/38		770	1,136,927
E.ON International Finance BV, 6.65%, 04/30/38(b)		3,100	4,512,804
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		201	198,462
Energuate Trust, 5.88%, 05/03/27(b)		201	209,203
FirstEnergy Corp. 2.65%, 03/01/30		17	16,932
Series B, 4.40%, 07/15/27		91	98,963
Series B, 2.25%, 09/01/30		14	13,423
Series C, 7.38%, 11/15/31		22	30,129
Series C, 5.35%, 07/15/47		342	410,400
Series C, 3.40%, 03/01/50		129	126,098
FirstEnergy Transmission LLC(b) 5.45%, 07/15/44		254	316,930
4.55%, 04/01/49		109	127,842
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(b)		3	3,165
Ohio Power Co., Series D, 6.60%, 03/01/33		3,000	4,120,981
PacifiCorp, 6.25%, 10/15/37		1,225	1,743,808
PG&E Corp., 5.25%, 07/01/30		157	158,492
Pike Corp., 5.50%, 09/01/28(b)		113	117,520
Public Power Corp SA, 3.88%, 03/30/26	EUR	100	123,911
Southern California Edison Co., 5.63%, 02/01/36	USD	1,300	1,649,166
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37		3,920	5,448,396

			28,461,756

Electrical Equipment(b) — 0.0%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		212	222,073
GrafTech Finance, Inc., 4.63%, 12/15/28		91	93,389

			315,462

Electronic Equipment, Instruments & Components — 0.3%
BWX Technologies, Inc., 4.13%, 06/30/28(b)		169	172,169
CDW LLC/CDW Finance Corp., 3.25%, 02/15/29		54	54,713
Corning, Inc., 4.38%, 11/15/57		2,000	2,383,005
Energizer Holdings, Inc.(b) 4.75%, 06/15/28		57	58,411
4.38%, 03/31/29		13	13,013
Imola Merger Corp., 4.75%, 05/15/29(b)		187	192,376
Xerox Corp., 4.80%, 03/01/35		122	122,457

			2,996,144

Energy Equipment & Services — 0.3%
Anton Oilfield Services Group/Hong Kong, 7.50%, 12/02/22		200	196,975
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		227	240,904
6.25%, 04/01/28		447	466,628
ChampionX Corp., 6.38%, 05/01/26		117	122,546
Halliburton Co., 5.00%, 11/15/45		500	609,177
Pioneer Energy Services Corp.(b)(c)(g)
(11.00% Cash or 11.00% PIK), 11.00%, 05/15/25		214	215,603

Security		Par (000)	Value

Energy Equipment & Services (continued)
Pioneer Energy Services Corp.(b)(c)(g) (continued)
(5.00% PIK), 5.00%, 11/15/25(j)	USD	159	$176,924
TechnipFMC PLC, 6.50%, 02/01/26(b)		216	233,229
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		237	248,257
6.88%, 09/01/27		413	441,200

			2,951,443

Environmental, Maintenance, & Security Service — 0.2%
Clean Harbors, Inc., 5.13%, 07/15/29(b)		109	118,538
Covanta Holding Corp., 5.00%, 09/01/30		93	97,650
GFL Environmental, Inc.(b)
4.25%, 06/01/25		98	102,071
3.75%, 08/01/25		18	18,495
5.13%, 12/15/26		135	142,819
4.00%, 08/01/28		225	222,266
3.50%, 09/01/28		131	130,673
4.75%, 06/15/29		269	279,303
Stericycle, Inc., 3.88%, 01/15/29(b)		108	107,787
Tervita Corp., 11.00%, 12/01/25(b)		128	143,325
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		318	328,255

			1,691,182

Equity Real Estate Investment Trusts (REITs) — 1.3%
Alexandria Real Estate Equities, Inc., 4.00%, 02/01/50		550	630,263
Crown Castle International Corp., 2.90%, 04/01/41		350	340,454
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(b)		110	112,323
ERP Operating LP, 4.50%, 06/01/45		1,155	1,442,033
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)		144	142,523
Healthpeak Properties, Inc., 4.00%, 06/01/25		2,000	2,205,877
Iron Mountain, Inc.(b)
5.25%, 03/15/28		77	80,584
5.25%, 07/15/30		178	188,427
5.63%, 07/15/32		179	191,587
LMIRT Capital Pte Ltd., 7.25%, 06/19/24		250	260,362
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24		42	45,484
4.63%, 06/15/25(b)		145	154,914
4.50%, 09/01/26		198	211,365
5.75%, 02/01/27		16	17,802
4.50%, 01/15/28		205	216,788
3.88%, 02/15/29(b)		208	211,239
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27		28	29,683
4.63%, 08/01/29		376	402,493
3.50%, 03/15/31		610	616,094
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		304	312,223
4.50%, 02/15/29(b)		4	4,003
RLJ Lodging Trust LP, 3.75%, 07/01/26(b)		92	92,920
Simon Property Group LP, 4.75%, 03/15/42		1,670	2,059,549
Starwood Property Trust, Inc., 5.00%, 12/15/21		77	77,385
Trust Fibra Uno, 6.95%, 01/30/44		476	580,482

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
Ventas Realty LP, 4.13%, 01/15/26	USD	870	$972,160
XHR LP, 4.88%, 06/01/29(b)		43	44,398

			11,643,415

Food & Staples Retailing — 0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
3.25%, 03/15/26		94	95,339
7.50%, 03/15/26		65	71,337
4.63%, 01/15/27		104	108,779
5.88%, 02/15/28		219	235,950
4.88%, 02/15/30		95	101,318
Cydsa SAB de CV, 6.25%, 10/04/27(b)		319	336,210
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)		200	208,725
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24		200	206,100
Kraft Heinz Foods Co.
4.25%, 03/01/31		309	351,021
5.00%, 07/15/35		85	104,263
6.88%, 01/26/39		160	229,826
4.63%, 10/01/39		53	61,727
6.50%, 02/09/40		110	152,765
5.00%, 06/04/42		86	105,014
5.20%, 07/15/45		95	117,937
4.38%, 06/01/46		275	311,630
4.88%, 10/01/49		600	728,371
5.50%, 06/01/50		800	1,038,202
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)		53	58,631
Post Holdings, Inc.(b)
4.63%, 04/15/30		47	47,791
4.50%, 09/15/31		153	152,748
US Foods, Inc., 4.75%, 02/15/29(b)		203	207,060

			5,030,744

Food Products(b) — 0.2%
Aramark Services, Inc.
5.00%, 04/01/25		46	47,150
5.00%, 02/01/28		163	170,694
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 04/15/25		262	272,587
4.63%, 11/15/28		162	167,872
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(l)		200	210,190
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28		93	101,719
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
6.50%, 04/15/29		196	220,257
3.75%, 12/01/31		296	302,882
MHP Lux SA, 6.25%, 09/19/29		400	397,700
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29		193	194,677

			2,085,728

Gas Utilities(b) — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31		113	115,684
Superior Plus LP/Superior General Partner, Inc., 4.50%, 03/15/29		33	33,990

			149,674

Security	Par (000)		Value

Health Care Equipment & Supplies — 0.3%
Avantor Funding, Inc., 4.63%, 07/15/28(b)	USD	352	$371,631
Hologic, Inc., 3.25%, 02/15/29(b)		25	24,781
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(b)
7.38%, 06/01/25		240	257,700
7.25%, 02/01/28		721	787,512
Thermo Fisher Scientific, Inc., 5.30%, 02/01/44		1,000	1,386,887

			2,828,511

Health Care Providers & Services — 1.9%
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		66	70,455
5.00%, 04/15/29		114	118,893
AdaptHealth LLC(b)
6.13%, 08/01/28		98	104,359
4.63%, 08/01/29		73	73,913
Aetna, Inc., 4.50%, 05/15/42		575	686,977
AHP Health Partners, Inc.(b)
9.75%, 07/15/26		351	377,606
5.75%, 07/15/29(d)		185	187,544
Anthem, Inc.
2.75%, 10/15/42(j)		86	464,202
4.38%, 12/01/47		1,000	1,219,657
3.60%, 03/15/51		600	659,496
Centene Corp.
4.25%, 12/15/27		190	200,213
2.45%, 07/15/28(d)		520	527,020
4.63%, 12/15/29		752	827,027
3.00%, 10/15/30		424	435,551
2.50%, 03/01/31		757	746,591
CHS/Community Health Systems, Inc.(b)
6.63%, 02/15/25		386	408,191
8.00%, 03/15/26		1,093	1,177,707
5.63%, 03/15/27		419	447,283
6.00%, 01/15/29		332	355,240
6.88%, 04/15/29		39	40,812
6.13%, 04/01/30		164	166,460
DaVita, Inc., 4.63%, 06/01/30(b)		85	87,399
Encompass Health Corp.
4.50%, 02/01/28		31	32,162
4.75%, 02/01/30		260	276,250
4.63%, 04/01/31		141	151,074
HCA, Inc.
5.63%, 09/01/28		103	122,055
5.88%, 02/01/29		126	152,145
3.50%, 09/01/30		597	636,026
5.50%, 06/15/47		1,090	1,419,640
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25		130	138,535
4.38%, 02/15/27		65	65,780
LifePoint Health, Inc., 5.38%, 01/15/29(b)		302	294,450
ModivCare, Inc., 5.88%, 11/15/25(b)		48	51,360
Molina Healthcare, Inc.(b)
4.38%, 06/15/28		146	152,205
3.88%, 11/15/30		189	196,796
Northwell Healthcare, Inc., 4.26%, 11/01/47		725	854,847
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		211	228,424
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		68	73,185
Surgery Center Holdings, Inc.(b) 6.75%, 07/01/25		378	385,560

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services (continued)
Surgery Center Holdings, Inc.(b) (continued) 10.00%, 04/15/27	USD	475	$521,312
Tenet Healthcare Corp.(b)
4.63%, 09/01/24		98	100,583
7.50%, 04/01/25		119	128,535
4.88%, 01/01/26		537	556,976
6.25%, 02/01/27		13	13,569
5.13%, 11/01/27		350	367,063
4.63%, 06/15/28		55	56,606
6.13%, 10/01/28		266	283,460
4.25%, 06/01/29		202	204,525

			16,845,719

Health Care Technology — 0.3%
Catalent Pharma Solutions, Inc.
2.38%, 03/01/28	EUR	100	118,812
3.13%, 02/15/29(b)	USD	123	119,111
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)		518	526,417
Charles River Laboratories International, Inc.(b)
4.25%, 05/01/28		67	69,261
3.75%, 03/15/29		23	23,316
4.00%, 03/15/31		66	68,662
Indigo Merger Sub, Inc., 2.88%, 07/15/26(b)(d)		400	406,324
IQVIA, Inc.(b)
5.00%, 10/15/26		280	289,800
5.00%, 05/15/27		266	278,635
Mednax, Inc., 6.25%, 01/15/27(b)		169	178,929
Syneos Health, Inc., 3.63%, 01/15/29(b)		216	213,840

			2,293,107

Hotels, Restaurants & Leisure — 2.1%
1011778 BC ULC/New Red Finance, Inc.(b)
3.88%, 01/15/28(d)		289	292,612
4.38%, 01/15/28		170	172,338
Accor SA, (5 year EUR Swap + 4.56%), 4.38%(a)(l)	EUR	100	124,504
Affinity Gaming, 6.88%, 12/15/27(b)	USD	23	24,409
Boyd Gaming Corp. 8.63%, 06/01/25(b)		65	71,654
4.75%, 12/01/27		121	125,235
4.75%, 06/15/31(b)		254	263,525
Boyne USA, Inc., 4.75%, 05/15/29(b)		158	163,013
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		652	691,120
8.13%, 07/01/27		910	1,012,102
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		96	101,160
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)		379	395,581
Champion Path Holdings Ltd.
4.50%, 01/27/26		200	208,000
4.85%, 01/27/28		400	416,950
Churchill Downs, Inc., 4.75%, 01/15/28(b)		133	137,616
Corvias Campus Living USG LLC, 5.30%, 07/01/50(c)		5,650	3,928,706
Everi Holdings, Inc., 5.00%, 07/15/29(b)(d)		35	35,000
Fortune Star BVI Ltd.
5.95%, 01/29/23		200	204,975
6.75%, 07/02/23		250	262,312
5.95%, 10/19/25		400	420,450

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Fortune Star BVI Ltd. (continued)
5.00%, 05/18/26	USD	400	$404,875
5.05%, 01/27/27		200	201,100
Golden Nugget, Inc., 6.75%, 10/15/24(b)		696	703,113
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(b)		39	41,048
4.88%, 01/15/30		254	271,145
4.00%, 05/01/31(b)		184	185,632
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		44	45,870
Marriott Ownership Resorts, Inc., 4.50%, 06/15/29(b)		102	103,403
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		24	24,930
McDonald’s Corp., 3.70%, 02/15/42		1,750	1,970,568
Melco Resorts Finance Ltd., 5.25%, 04/26/26		250	259,422
Merlin Entertainments Ltd., 5.75%, 06/15/26(b)		200	209,262
MGM China Holdings Ltd., 5.88%, 05/15/26		450	471,459
MGM Resorts International, 7.75%, 03/15/22		19	19,859
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		175	175,219
Penn National Gaming, Inc., 4.13%, 07/01/29(b)(d)		86	85,893
Playtika Holding Corp., 4.25%, 03/15/29(b)		280	279,807
Powdr Corp., 6.00%, 08/01/25(b)		267	280,350
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26(b)		121	122,692
Scientific Games International, Inc.
8.63%, 07/01/25(b)		136	148,920
5.00%, 10/15/25(b)		46	47,495
3.38%, 02/15/26	EUR	100	118,883
8.25%, 03/15/26(b)	USD	203	217,713
7.00%, 05/15/28(b)		100	109,220
7.25%, 11/15/29(b)		96	108,288
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)		402	433,235
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25	GBP	100	144,555
Studio City Finance Ltd., 6.00%, 07/15/25	USD	300	314,681
Vail Resorts, Inc., 6.25%, 05/15/25(b)		105	112,390
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		104	107,974
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		125	134,263
Wynn Macau Ltd.
4.88%, 10/01/24		200	202,787
5.50%, 01/15/26		317	331,126
5.50%, 10/01/27		200	207,600
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b) 7.75%, 04/15/25		163	175,633
5.13%, 10/01/29		493	520,731
Yum! Brands, Inc.
4.75%, 01/15/30(b)		2	2,165
3.63%, 03/15/31		62	61,690
5.35%, 11/01/43		44	46,750

			18,453,008

Household Durables — 0.3%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(b)
5.00%, 06/15/29		141	142,057
4.88%, 02/15/30		202	200,041
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		173	185,435

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)	USD	215	$250,515
Forestar Group, Inc., 3.85%, 05/15/26(b)		70	70,634
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		206	218,360
KB Home, 4.00%, 06/15/31		65	65,569
LGI Homes, Inc., 4.00%, 07/15/29(b)		53	53,265
Mattamy Group Corp., 4.63%, 03/01/30(b)		159	162,418
Meritage Homes Corp., 5.13%, 06/06/27		35	39,113
Modern Land China Co. Ltd., 9.80%, 04/11/23		200	180,412
NCR Corp.(b)
5.00%, 10/01/28		73	75,487
5.13%, 04/15/29		117	120,656
6.13%, 09/01/29		57	62,130
5.25%, 10/01/30		74	76,775
Newell Brands, Inc., 6.00%, 04/01/46		25	31,680
Taylor Morrison Communities, Inc.(b)
5.88%, 06/15/27		119	134,619
5.13%, 08/01/30		37	40,104
Tempur Sealy International, Inc., 4.00%, 04/15/29(b)		183	185,278
Toll Brothers Finance Corp., 4.35%, 02/15/28		8	8,780
Tri Pointe Homes, Inc., 5.25%, 06/01/27		28	30,380

			2,333,708

Household Products — 0.0%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(b)		48	48,720

Independent Power and Renewable Electricity Producers — 0.4%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24		200	220,912
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24		200	211,475
Calpine Corp.(b)
5.25%, 06/01/26		10	10,288
4.50%, 02/15/28		69	70,380
5.13%, 03/15/28		650	661,375
4.63%, 02/01/29		117	115,027
5.00%, 02/01/31		96	95,520
3.75%, 03/01/31		4	3,809
Clearway Energy Operating LLC, 4.75%, 03/15/28(b)		84	88,095
Greenko Dutch BV, 3.85%, 03/29/26		400	410,000
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26		200	215,475
India Green Energy Holdings, 5.38%, 04/29/24		250	261,797
NRG Energy, Inc.(b)
5.25%, 06/15/29		47	49,996
3.63%, 02/15/31		215	211,280
ReNew Power Pvt Ltd., 5.88%, 03/05/27		306	325,852
ReNew Power Synthetic, 6.67%, 03/12/24		200	209,913
TerraForm Power Operating LLC, 4.75%, 01/15/30(b)		121	123,925

			3,285,119

Insurance — 3.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)
4.25%, 10/15/27		749	760,227
6.75%, 10/15/27		1,126	1,183,381
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,641,322

Security		Par (000)	Value

Insurance (continued)
Allstate Corp.(a)
(3 mo. LIBOR US + 2.12%), 6.50%, 05/15/67	USD	1,750	$2,333,187
Series B, (3 mo. LIBOR US + 2.94%), 5.75%, 08/15/53		2,000	2,177,500
AmWINS Group, Inc., 7.75%, 07/01/26(b)		67	71,064
Aon PLC 3.88%, 12/15/25		1,445	1,604,494
4.60%, 06/14/44		500	625,763
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(a)(l)		333	358,974
AssuredPartners, Inc., 5.63%, 01/15/29(b)		177	177,000
BroadStreet Partners, Inc., 5.88%, 04/15/29(b)		130	132,600
Five Corners Funding Trust, 4.42%, 11/15/23(b)		2,050	2,234,889
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	100	145,765
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	USD	185	197,025
HUB International Ltd., 7.00%, 05/01/26(b)		415	430,392
Liberty Mutual Group, Inc., 6.50%, 05/01/42(b)		2,000	2,807,650
Nationwide Building Society, (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(a)(b)		720	785,628
Prudential Financial, Inc. 5.90%, 03/17/36		500	638,936
5.70%, 12/14/36		1,625	2,236,209
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(b)		700	836,867
Unipol Gruppo SpA, 3.25%, 09/23/30	EUR	100	133,297
Voya Financial, Inc., (3 mo. LIBOR US + 3.58%), 5.65%, 05/15/53(a)	USD	4,500	4,815,000

			26,327,170

Interactive Media & Services — 0.2%
21Vianet Group, Inc., 7.88%, 10/15/21		200	199,850
Arches Buyer, Inc., 4.25%, 06/01/28(b)		73	72,179
Cablevision Lightpath LLC(b) 3.88%, 09/15/27		220	217,435
5.63%, 09/15/28		200	203,700
Netflix, Inc. 5.88%, 11/15/28		121	148,519
6.38%, 05/15/29		23	29,377
5.38%, 11/15/29(b)		386	468,834
3.63%, 06/15/30	EUR	100	140,867
4.88%, 06/15/30(b)	USD	2	2,379
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 6.00%, 02/15/28(b)		166	166,363
Twitter, Inc., 3.88%, 12/15/27(b)		171	181,687

			1,831,190

Internet Software & Services — 0.4%
Airbnb, Inc., 0.00%, 03/15/26(b)(j)(k)		383	360,977
ANGI Group LLC, 3.88%, 08/15/28(b)		174	172,912
Booking Holdings, Inc., 0.75%, 05/01/25(j)		460	650,440
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(b) 5.25%, 12/01/27		27	28,350
3.50%, 03/01/29		84	83,454
Match Group Holdings II LLC, 4.13%, 08/01/30(b)		36	36,630
Uber Technologies, Inc.(b) 7.50%, 05/15/25		44	47,485
0.00%, 12/15/25(j)(k)		1,068	1,082,952
8.00%, 11/01/26		132	142,230
7.50%, 09/15/27		412	452,780

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet Software & Services (continued)
Uber Technologies, Inc.(b) (continued) 6.25%, 01/15/28	USD	133	$143,136
Zillow Group, Inc., 1.38%, 09/01/26(j)		37	104,544

			3,305,890

IT Services — 0.7%
Ahead DB Holdings LLC, 6.63%, 05/01/28(b)		97	100,350
Austin BidCo, Inc., 7.13%, 12/15/28(b)		48	49,185
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		880	926,200
Booz Allen Hamilton, Inc.(b) 3.88%, 09/01/28		190	193,800
4.00%, 07/01/29		256	261,760
Camelot Finance SA, 4.50%, 11/01/26(b)		97	101,486
Castle US Holding Corp., 9.50%, 02/15/28(b)		202	210,585
Dun & Bradstreet Corp.(b) 6.88%, 08/15/26		162	171,720
10.25%, 02/15/27		131	144,654
Fair Isaac Corp., 4.00%, 06/15/28(b)		107	110,602
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	1,224,364
Fiserv, Inc., 4.40%, 07/01/49		500	603,081
Gartner, Inc.(b) 4.50%, 07/01/28		199	210,168
3.63%, 06/15/29		175	177,625
3.75%, 10/01/30		65	66,502
KBR, Inc., 4.75%, 09/30/28(b)		124	124,000
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)(m)		284	291,100
Science Applications International Corp., 4.88%, 04/01/28(b)		63	66,071
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.(b) 5.75%, 06/01/25		168	176,820
6.75%, 06/01/25		575	584,706
Twilio, Inc., 3.88%, 03/15/31		134	137,518
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)		169	167,944

			6,100,241

Leisure Products — 0.1%
Mattel, Inc. 6.75%, 12/31/25(b)		57	59,890
5.88%, 12/15/27(b)		77	83,930
3.75%, 04/01/29(b)		69	71,760
6.20%, 10/01/40		166	204,595
5.45%, 11/01/41		70	80,675

			500,850

Machinery — 0.3%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(b)		71	72,686
Colfax Corp., 6.38%, 02/15/26(b)		79	83,424
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(g)		241	261,485
Madison IAQ LLC(b) 4.13%, 06/30/28		66	66,660
5.88%, 06/30/29		243	247,253
Mueller Water Products, Inc., 4.00%, 06/15/29(b)		94	96,596
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	119,381
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(b)	USD	4	4,080
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		90	96,525

Security		Par (000)	Value

Machinery (continued)
Terex Corp., 5.00%, 05/15/29(b)	USD	201	$209,543
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)		434	449,732
TK Elevator Midco GmbH, 4.38%, 07/15/27	EUR	100	123,829
TK Elevator US Newco Inc., 5.25%, 07/15/27(b)	USD	266	280,298
Vertical Holdco GmbH, 7.63%, 07/15/28(b)		200	217,038

			2,328,530
Media — 5.5%
Altice Financing SA 7.50%, 05/15/26(b)		402	418,603
3.00%, 01/15/28	EUR	100	112,726
5.00%, 01/15/28(b)	USD	239	234,261
Altice France Holding SA(b) 10.50%, 05/15/27		1,088	1,209,040
6.00%, 02/15/28		257	255,921
AMC Networks, Inc. 5.00%, 04/01/24		2	2,025
4.75%, 08/01/25		135	138,605
4.25%, 02/15/29		83	83,726
Bell Canada, 3.65%, 03/17/51		335	364,732
Block Communications, Inc., 4.88%, 03/01/28(b)		87	88,740
Cable One, Inc.(b) 1.13%, 03/15/28(j)		694	705,809
4.00%, 11/15/30		66	66,248
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 02/01/28(b)		189	198,214
5.38%, 06/01/29(b)		49	53,562
4.75%, 03/01/30(b)		132	139,590
4.50%, 08/15/30(b)		425	442,516
4.25%, 02/01/31(b)		419	426,856
4.50%, 05/01/32		572	592,735
4.50%, 06/01/33(b)		245	250,699
Charter Communications Operating LLC/Charter Communications Operating Capital 4.91%, 07/23/25		4,700	5,324,681
5.38%, 05/01/47		1,100	1,347,951
4.80%, 03/01/50		1,000	1,148,549
Cinemark USA, Inc., 5.25%, 07/15/28(b)		77	78,925
Clear Channel International BV, 6.63%, 08/01/25(b)		256	269,012
Clear Channel Outdoor Holdings, Inc.(b) 7.75%, 04/15/28		328	343,587
7.50%, 06/01/29		470	486,608
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)		764	783,268
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,600	2,925,095
Comcast Corp. 6.45%, 03/15/37		790	1,146,348
4.60%, 08/15/45		2,000	2,510,509
4.70%, 10/15/48		3,000	3,867,553
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)		1,493	1,578,847
CSC Holdings LLC 5.25%, 06/01/24		166	179,895
5.75%, 01/15/30(b)		443	460,166
4.63%, 12/01/30(b)		654	641,646
4.50%, 11/15/31(b)		316	317,940
5.00%, 11/15/31(b)		200	200,960

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)	USD	317	$205,258
Discovery Communications LLC 3.25%, 04/01/23		1,850	1,926,785
3.45%, 03/15/25		210	225,619
DISH DBS Corp. 5.00%, 03/15/23		111	116,176
7.75%, 07/01/26		513	580,973
5.13%, 06/01/29(b)		388	383,123
DISH Network Corp.(j) 2.38%, 03/15/24		210	203,569
3.38%, 08/15/26		623	635,771
Frontier Communications Holdings LLC(b) 5.88%, 10/15/27		311	333,159
5.00%, 05/01/28		561	579,979
6.75%, 05/01/29		294	312,601
GCI LLC, 4.75%, 10/15/28(b)		61	62,434
Hughes Satellite Systems Corp., 5.25%, 08/01/26		70	78,413
iHeartCommunications, Inc. 6.38%, 05/01/26		91	97,192
8.38%, 05/01/27		24	25,353
5.25%, 08/15/27(b)		66	68,996
4.75%, 01/15/28(b)		50	51,438
LCPR Senior Secured Financing DAC, 5.13%, 07/15/29(b)		449	464,154
Liberty Broadband Corp.(b)(j) 1.25%, 09/30/50		339	341,204
2.75%, 09/30/50		556	583,755
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(g)		239	235,410
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		43	45,204
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)		200	203,938
Live Nation Entertainment, Inc. 2.50%, 03/15/23(j)		320	446,816
4.88%, 11/01/24(b)		21	21,336
2.00%, 02/15/25(j)		579	646,164
6.50%, 05/15/27(b)		452	501,630
4.75%, 10/15/27(b)		61	63,211
3.75%, 01/15/28(b)		126	126,557
Lorca Telecom Bondco SA, 4.00%, 09/18/27	EUR	100	120,650
Meredith Corp., 6.88%, 02/01/26	USD	18	18,720
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		108	113,400
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(l)		648	691,740
News Corp., 3.88%, 05/15/29(b)		84	84,840
Outfront Media Capital LLC/Outfront Media Capital Corp.(b) 5.00%, 08/15/27		121	125,282
4.25%, 01/15/29		81	81,506
Qualitytech LP/QTS Finance Corp., 3.88%, 10/01/28(b)		129	137,953
Radiate Holdco LLC/Radiate Finance, Inc.(b) 4.50%, 09/15/26		273	282,555
6.50%, 09/15/28		1,050	1,103,182
Sable International Finance Ltd. 5.75%, 09/07/27		202	212,544
5.75%, 09/07/27(b)		200	210,440

Security		Par (000)	Value

Media (continued)
Scripps Escrow II, Inc.(b) 3.88%, 01/15/29	USD	11	$10,912
5.38%, 01/15/31		113	112,643
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)		182	178,815
Sirius XM Radio, Inc.(b) 4.00%, 07/15/28		344	354,320
5.50%, 07/01/29		52	56,664
4.13%, 07/01/30		238	240,113
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	124,053
TCI Communications, Inc., 7.88%, 02/15/26	USD	610	787,923
TEGNA, Inc., 5.50%, 09/15/24(b)		19	19,333
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)		148	142,820
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		622	672,537
Univision Communications, Inc., 5.13%, 02/15/25(b)		52	53,050
UPC Broadband Finco BV, 4.88%, 07/15/31(b)		303	303,697
UPCB Finance VII Ltd., 3.63%, 06/15/29	EUR	100	121,073
ViacomCBS, Inc., 5.85%, 09/01/43	USD	645	883,725
Videotron Ltd., 3.63%, 06/15/29(b)		244	248,809
Virgin Media Secured Finance PLC, 5.50%, 05/15/29(b)		200	215,000
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)		307	313,140
VTR Comunicaciones SpA, 4.38%, 04/15/29(b)		200	199,730
Walt Disney Co., 7.63%, 11/30/28		385	533,410
WMG Acquisition Corp., 3.88%, 07/15/30(b)		37	37,366
Ziggo Bond Co. BV, 6.00%, 01/15/27(b)		150	156,750
Ziggo BV, 5.50%, 01/15/27(b)		249	258,711

			48,169,772

Metals & Mining — 1.0%
ABJA Investment Co. Pte Ltd. 5.95%, 07/31/24		450	485,241
5.45%, 01/24/28		200	215,134
Allegheny Technologies, Inc., 7.88%, 08/15/23		82	89,892
Arconic Corp.(b) 6.00%, 05/15/25		87	92,722
6.13%, 02/15/28		233	249,944
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		835	919,544
Constellium SE(b) 5.88%, 02/15/26		269	276,989
5.63%, 06/15/28		250	268,125
3.75%, 04/15/29		341	337,590
Freeport-McMoRan, Inc. 5.40%, 11/14/34		22	26,572
5.45%, 03/15/43		667	815,287
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		200	217,600
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)		164	167,697
JSW Steel Ltd., 5.95%, 04/18/24		200	213,475
Kaiser Aluminum Corp.(b) 4.63%, 03/01/28		38	39,259
4.50%, 06/01/31		87	89,222
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24(b)		200	184,600
New Gold, Inc.(b) 6.38%, 05/15/25		13	13,423
7.50%, 07/15/27		470	509,950
Nexa Resources SA, 5.38%, 05/04/27(b)		299	320,453
Novelis Corp., 4.75%, 01/30/30(b)		584	613,200

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Periama Holdings LLC, 5.95%, 04/19/26	USD	400	$434,200
Rio Tinto Finance USA PLC, 4.75%, 03/22/42		400	521,135
thyssenkrupp AG, 2.88%, 02/22/24	EUR	51	61,332
Vale Overseas Ltd.
6.25%, 08/10/26	USD	133	159,500
3.75%, 07/08/30		120	127,620
Vedanta Resources Finance II PLC
8.00%, 04/23/23		313	296,039
13.88%, 01/21/24		400	434,800
8.95%, 03/11/25(b)		200	196,000
8.95%, 03/11/25		200	196,000

			8,572,545

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 06/15/29(b)		117	115,374

Multi-line Retail — 0.0%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)		268	286,090

Multi-Utilities — 0.2%
KeySpan Gas East Corp., 5.82%, 04/01/41(b)		1,010	1,376,908

Offshore Drilling & Other Services — 0.1%
Entegris, Inc.(b)
4.38%, 04/15/28		113	117,944
3.63%, 05/01/29		66	66,825
KLA Corp., 3.30%, 03/01/50		500	529,065

			713,834

Oil, Gas & Consumable Fuels — 7.5%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)		557	603,064
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
7.88%, 05/15/26		139	155,348
5.75%, 03/01/27		153	159,120
5.75%, 01/15/28		39	41,039
5.38%, 06/15/29		140	145,950
Antero Resources Corp.(b)
7.63%, 02/01/29		254	281,940
5.38%, 03/01/30		122	124,517
Apache Corp.
4.88%, 11/15/27		141	152,702
4.38%, 10/15/28		21	22,355
4.25%, 01/15/30		125	131,875
5.10%, 09/01/40		277	290,157
5.25%, 02/01/42		25	26,438
4.75%, 04/15/43		230	239,131
4.25%, 01/15/44		125	122,140
5.35%, 07/01/49		48	50,520
Arcosa, Inc., 4.38%, 04/15/29(b)		254	258,445
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		384	530,742
5.88%, 06/30/29		257	257,000
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(k)		146	109,951
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		250	254,182
Buckeye Partners LP
4.13%, 03/01/25(b)		179	185,489
5.85%, 11/15/43		94	93,295

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Buckeye Partners LP (continued) 5.60%, 10/15/44	USD	119	$115,430
Burlington Resources LLC, 5.95%, 10/15/36		685	943,915
Callon Petroleum Co. 6.25%, 04/15/23		35	35,041
6.13%, 10/01/24		85	83,792
9.00%, 04/01/25(b)		636	693,240
8.00%, 08/01/28(b)(d)		380	384,275
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31(j)	EUR	100	115,848
Cenovus Energy, Inc. 4.25%, 04/15/27	USD	400	446,960
5.40%, 06/15/47		76	94,044
Centennial Resource Production LLC 6.88%, 04/01/27(b)		171	174,866
3.25%, 04/01/28(j)		604	794,622
Cheniere Energy Partners LP 5.63%, 10/01/26		72	74,700
4.50%, 10/01/29		354	380,550
4.00%, 03/01/31(b)		455	475,475
Cheniere Energy, Inc., 4.63%, 10/15/28(b)		968	1,021,240
Chesapeake Energy Corp.(b) 5.50%, 02/01/26		14	14,770
5.88%, 02/01/29		44	47,628
Citgo Holding, Inc., 9.25%, 08/01/24(b)		298	303,960
CNX Resources Corp. 2.25%, 05/01/26(j)		337	436,752
6.00%, 01/15/29(b)		184	198,944
Colgate Energy Partners III LLC(b) 7.75%, 02/15/26		181	198,421
5.88%, 07/01/29		200	207,500
Comstock Resources, Inc.(b) 7.50%, 05/15/25		102	105,825
6.75%, 03/01/29		454	483,614
5.88%, 01/15/30		180	183,600
ConocoPhillips, 6.50%, 02/01/39		600	885,880
Continental Resources, Inc. 4.50%, 04/15/23		20	20,812
5.75%, 01/15/31(b)		66	79,035
4.90%, 06/01/44		156	176,671
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(b)		60	61,575
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		557	576,495
DCP Midstream Operating LP(b) 6.45%, 11/03/36		148	173,160
6.75%, 09/15/37		222	266,955
Devon Energy Corp. 5.85%, 12/15/25		1,000	1,173,731
4.75%, 05/15/42		300	338,508
DT Midstream, Inc.(b) 4.13%, 06/15/29		293	297,492
4.38%, 06/15/31		379	387,258
Dycom Industries, Inc., 4.50%, 04/15/29(b)		69	69,598
eG Global Finance PLC 6.75%, 02/07/25(b)		441	455,979
6.25%, 10/30/25	EUR	142	172,418
8.50%, 10/30/25(b)	USD	200	211,500
Enbridge, Inc.(a)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78		1,935	2,112,125

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc.(a) (continued)
Series 20-A, (5 year CMT + 5.31%), 5.75%, 07/15/80	USD	950	$1,059,250
Endeavor Energy Resources LP/EER Finance, Inc.(b) 6.63%, 07/15/25		128	136,960
5.50%, 01/30/26		463	480,941
5.75%, 01/30/28		239	254,834
Energy Transfer LP 4.05%, 03/15/25		500	542,138
4.75%, 01/15/26		1,250	1,407,262
3.90%, 07/15/26		310	338,491
5.30%, 04/15/47		540	631,803
Series H, (5 year CMT + 5.69%), 6.50%(a)(l)		433	441,443
EnLink Midstream LLC 5.63%, 01/15/28(b)		116	122,541
5.38%, 06/01/29		50	52,181
EnLink Midstream Partners LP 4.40%, 04/01/24		144	151,200
4.15%, 06/01/25		10	10,473
4.85%, 07/15/26		67	69,345
5.60%, 04/01/44		135	122,175
5.05%, 04/01/45		22	18,920
Enterprise Products Operating LLC, 6.13%, 10/15/39		1,400	1,967,696
EOG Resources, Inc., 5.10%, 01/15/36		200	247,919
EQM Midstream Partners LP 6.00%, 07/01/25(b)		176	191,400
4.13%, 12/01/26		68	69,615
6.50%, 07/01/27(b)		245	273,175
4.50%, 01/15/29(b)		159	161,763
4.75%, 01/15/31(b)		544	560,559
EQT Corp. 1.75%, 05/01/26(j)		288	479,693
3.13%, 05/15/26(b)		120	122,965
3.90%, 10/01/27		162	173,543
5.00%, 01/15/29		23	25,644
8.50%, 02/01/30		116	151,138
3.63%, 05/15/31(b)		34	35,445
Genesis Energy LP/Genesis Energy Finance Corp. 5.63%, 06/15/24		42	42,105
6.50%, 10/01/25		29	29,290
7.75%, 02/01/28		75	77,508
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27		200	194,287
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(b)		130	129,350
Harvest Midstream I LP, 7.50%, 09/01/28(b)		92	99,912
Hess Corp., 4.30%, 04/01/27		1,100	1,224,261
Hilcorp Energy I LP/Hilcorp Finance Co.(b) 5.75%, 02/01/29		85	88,613
6.00%, 02/01/31		99	104,940
Hilong Holding Ltd., 9.75%, 11/18/24		207	182,160
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		200	209,787
Impulsora Pipeline LLC, 6.05%, 12/31/42(c)		1,701	1,687,243
Independence Energy Finance LLC, 7.25%, 05/01/26(b)		318	333,954
Indigo Natural Resources LLC, 5.38%, 02/01/29(b)		363	379,335
ITT Holdings LLC, 6.50%, 08/01/29(b)(d)		232	236,350
Kinder Morgan, Inc. 4.30%, 06/01/25		1,750	1,948,444

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc. (continued) 5.05%, 02/15/46	USD	1,750	$2,125,029
Leviathan Bond Ltd., 5.75%, 06/30/23(b)		175	182,147
Marathon Petroleum Corp., 6.50%, 03/01/41		2,049	2,843,925
Matador Resources Co., 5.88%, 09/15/26		896	922,880
Medco Bell Pte Ltd., 6.38%, 01/30/27		250	258,016
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26		288	313,614
MEG Energy Corp.(b) 6.50%, 01/15/25		622	642,992
7.13%, 02/01/27		21	22,372
5.88%, 02/01/29		59	61,508
MPLX LP, 4.25%, 12/01/27		250	283,295
Murphy Oil Corp. 5.75%, 08/15/25		82	84,153
6.38%, 12/01/42		18	17,827
Murphy Oil USA, Inc., 4.75%, 09/15/29		95	99,959
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(b)		53	54,419
New Fortress Energy, Inc.(b) 6.75%, 09/15/25		766	784,192
6.50%, 09/30/26		868	886,922
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)		244	256,200
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		138	197,409
Northern Oil and Gas, Inc., 8.13%, 03/01/28(b)		393	423,457
NuStar Logistics LP 6.00%, 06/01/26		99	107,415
6.38%, 10/01/30		17	18,783
Occidental Petroleum Corp. 2.70%, 02/15/23		20	20,444
6.95%, 07/01/24		43	48,439
2.90%, 08/15/24		308	314,930
5.50%, 12/01/25		66	72,931
5.55%, 03/15/26		24	26,520
3.40%, 04/15/26		46	47,035
3.20%, 08/15/26		13	13,098
3.00%, 02/15/27		3	2,978
8.88%, 07/15/30		22	29,423
6.13%, 01/01/31		319	375,313
4.30%, 08/15/39		323	308,465
6.20%, 03/15/40		614	694,262
4.50%, 07/15/44		284	273,350
4.63%, 06/15/45		337	328,575
6.60%, 03/15/46		18	21,397
4.40%, 04/15/46		294	282,387
4.10%, 02/15/47		44	40,969
4.20%, 03/15/48		199	186,065
4.40%, 08/15/49		71	68,160
Oil and Gas Holding Co., 7.63%, 11/07/24		200	222,725
OQ SAOC, 5.13%, 05/06/28(b)		200	201,350
Ovintiv Exploration, Inc., 5.38%, 01/01/26		22	24,793
Ovintiv, Inc. 7.38%, 11/01/31		52	69,041
6.50%, 08/15/34		33	43,564
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)		404	406,986
PDC Energy, Inc. 1.13%, 09/15/21(j)		150	148,691
6.13%, 09/15/24		117	119,656
6.25%, 12/01/25		34	35,190
5.75%, 05/15/26		164	171,328

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Pertamina Persero PT, 3.65%, 07/30/29	USD	239	$255,700
Petrobras Global Finance BV 5.30%, 01/27/25		178	199,838
8.75%, 05/23/26		222	285,381
6.00%, 01/27/28		18	20,649
5.60%, 01/03/31		309	344,921
Petroleos Mexicanos 6.50%, 03/13/27		255	271,065
6.35%, 02/12/48		101	85,567
Pioneer Natural Resources Co., 0.25%, 05/15/25(j)		386	615,863
Puma International Financing SA, 5.13%, 10/06/24(b)		200	201,250
Range Resources Corp. 5.88%, 07/01/22		30	30,750
5.00%, 08/15/22		170	173,235
5.00%, 03/15/23		122	126,270
4.88%, 05/15/25		10	10,350
9.25%, 02/01/26		42	46,305
8.25%, 01/15/29(b)		106	119,515
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26		1,750	2,071,574
Saudi Arabian Oil Co., 2.25%, 11/24/30(b)		220	215,831
SM Energy Co. 10.00%, 01/15/25(b)		600	677,004
5.63%, 06/01/25		6	5,940
6.75%, 09/15/26		10	10,175
6.63%, 01/15/27		14	14,385
6.50%, 07/15/28		140	143,850
Southwestern Energy Co. 4.10%, 03/15/22		153	154,148
7.50%, 04/01/26		22	23,293
8.38%, 09/15/28		52	58,760
Stoneway Capital Corp., 10.00%, 03/01/27(b)(h)(i)		469	126,874
Suncor Energy, Inc., 6.50%, 06/15/38		1,000	1,414,728
Sunoco LP/Sunoco Finance Corp. 6.00%, 04/15/27		38	39,739
5.88%, 03/15/28		4	4,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.88%, 04/15/26		111	116,584
5.38%, 02/01/27		2	2,083
6.50%, 07/15/27		105	113,791
6.88%, 01/15/29		142	159,981
5.50%, 03/01/30		255	280,413
4.88%, 02/01/31(b)		81	87,683
4.00%, 01/15/32(b)		38	39,089
TransCanada PipeLines Ltd., 4.63%, 03/01/34		500	593,088
Transocean, Inc., 11.50%, 01/30/27(b)		81	86,564
Vine Energy Holdings LLC, 6.75%, 04/15/29(b)		397	417,842
Viper Energy Partners LP, 5.38%, 11/01/27(b)		75	78,128
Western Midstream Operating LP 4.75%, 08/15/28		25	27,000
5.45%, 04/01/44		229	246,747
5.30%, 03/01/48		154	164,010
5.50%, 08/15/48		58	63,127
6.50%, 02/01/50		635	735,225
Williams Cos., Inc. 3.90%, 01/15/25		1,150	1,257,532
4.00%, 09/15/25		750	830,379

			65,208,710

Security		Par (000)	Value

Personal Products — 0.0%
Edgewell Personal Care Co., 5.50%, 06/01/28(b)	USD	77	$81,620

Pharmaceuticals — 2.4%
AbbVie, Inc. 5.00%, 12/15/21		758	765,297
3.80%, 03/15/25		3,250	3,555,000
3.60%, 05/14/25		870	949,341
3.20%, 05/14/26		500	542,135
4.55%, 03/15/35		2,140	2,597,340
4.45%, 05/14/46		2,095	2,529,966
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)		525	570,622
Bausch Health Cos., Inc.(b) 9.00%, 12/15/25		106	113,664
5.75%, 08/15/27		134	142,225
7.00%, 01/15/28		29	29,870
5.00%, 01/30/28		132	125,235
4.88%, 06/01/28		428	438,058
5.00%, 02/15/29		279	260,167
6.25%, 02/15/29		357	353,091
7.25%, 05/30/29		159	162,484
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27	EUR	100	119,747
CVS Health Corp. 5.13%, 07/20/45	USD	700	910,455
5.05%, 03/25/48		1,821	2,365,253
Elanco Animal Health, Inc., 5.90%, 08/28/28		6	7,022
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(b)		514	524,280
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(b)		326	319,480
Jaguar Holding Co. II/PPD Development LP(b)
4.63%, 06/15/25		69	72,450
5.00%, 06/15/28		271	293,742
Jazz Securities DAC, 4.38%, 01/15/29(b)		200	207,360
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24	EUR	100	118,250
Organon & Co./Organon Foreign Debt Co-Issuer BV(b) 4.13%, 04/30/28	USD	598	609,840
5.13%, 04/30/31		387	398,687
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)		150	157,500
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		625	638,956
Prestige Brands, Inc., 3.75%, 04/01/31(b)		101	97,377
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 01/31/25	EUR	100	127,824
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/25	USD	200	219,500
Utah Acquisition Sub, Inc., 3.95%, 06/15/26		750	826,152

			21,148,370

Producer Durables: Miscellaneous — 0.7%
Oracle Corp. 5.38%, 07/15/40		3,025	3,921,961
4.00%, 11/15/47		400	436,347
3.60%, 04/01/50		1,250	1,283,566

			5,641,874

Real Estate Management & Development — 3.4%
Adler Group SA, 2.75%, 11/13/26	EUR	100	119,909
Agile Group Holdings Ltd. 5.75%, 01/02/25	USD	200	201,500
6.05%, 10/13/25		450	456,412
(5 year CMT + 11.29%), 7.88%(a)(l)		200	204,038

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Central China Real Estate Ltd.
6.88%, 08/08/22	USD	200	$195,000
7.65%, 08/27/23		252	236,250
CFLD Cayman Investment Ltd.(h)(i)
8.63%, 02/28/21		200	69,850
6.90%, 01/13/23		200	70,038
8.60%, 04/08/24		200	69,850
China Aoyuan Group Ltd.
6.35%, 02/08/24		296	278,240
5.98%, 08/18/25		489	431,542
6.20%, 03/24/26		450	391,162
China Evergrande Group
8.25%, 03/23/22		400	341,075
9.50%, 04/11/22		400	340,825
11.50%, 01/22/23		450	357,694
12.00%, 01/22/24		250	186,297
China SCE Group Holdings Ltd.
7.25%, 04/19/23		200	205,413
7.38%, 04/09/24		200	206,600
5.95%, 09/29/24		288	288,720
7.00%, 05/02/25		441	446,879
CIFI Holdings Group Co. Ltd.
6.55%, 03/28/24		200	209,787
6.45%, 11/07/24		200	211,250
5.95%, 10/20/25		500	528,844
Country Garden Holdings Co. Ltd.
6.50%, 04/08/24		200	211,662
6.15%, 09/17/25		200	219,000
5.13%, 01/14/27		200	213,225
Easy Tactic Ltd.
9.13%, 07/28/22		200	197,975
5.88%, 02/13/23		288	259,551
8.13%, 02/27/23		200	186,163
11.75%, 08/02/23		200	195,975
8.63%, 02/27/24		200	176,725
Fantasia Holdings Group Co. Ltd.
11.75%, 04/17/22		200	187,700
10.88%, 01/09/23		307	273,288
11.88%, 06/01/23		400	351,325
9.25%, 07/28/23		300	244,650
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)		150	158,430
Global Prime Capital Pte Ltd.
5.50%, 10/18/23		200	203,413
5.95%, 01/23/25		200	207,350
Hopson Development Holdings Ltd., 7.50%, 06/27/22		431	436,603
Howard Hughes Corp.(b)
5.38%, 08/01/28		19	20,171
4.13%, 02/01/29		98	98,002
4.38%, 02/01/31		147	146,468
Kaisa Group Holdings Ltd.
11.95%, 10/22/22		200	205,912
11.50%, 01/30/23		400	404,450
10.88%, 07/23/23		434	434,353
9.75%, 09/28/23		288	282,744
11.95%, 11/12/23		259	264,957
11.70%, 11/11/25		300	282,087
KWG Group Holdings Ltd.
7.88%, 08/09/21		200	200,475
7.88%, 09/01/23		200	204,650

Security		Par (000)	Value

Real Estate Management & Development (continued)
KWG Group Holdings Ltd. (continued)
7.40%, 03/05/24	USD	200	$208,600
5.88%, 11/10/24.		400	402,575
Logan Group Co. Ltd.
6.50%, 07/16/23		200	204,600
6.90%, 06/09/24		200	210,537
5.75%, 01/14/25		200	207,287
4.50%, 01/13/28		328	316,930
MAF Sukuk Ltd., 4.64%, 05/14/29		200	224,600
New Metro Global Ltd.
6.80%, 08/05/23		400	416,325
4.50%, 05/02/26		400	391,450
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		200	207,500
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/29(b)		196	204,896
Redsun Properties Group Ltd.
9.95%, 04/11/22		200	202,100
9.70%, 04/16/23		432	438,345
7.30%, 01/13/25		200	184,913
RKPF Overseas Ltd.
Series 2019-A, 6.70%, 09/30/24		513	544,517
Series 2019-A, 6.00%, 09/04/25		288	299,160
Series 2020-A, 5.20%, 01/12/26		400	402,000
Ronshine China Holdings Ltd.
11.25%, 08/22/21		200	200,938
10.50%, 03/01/22		200	201,850
8.95%, 01/22/23		200	197,788
7.35%, 12/15/23		433	409,266
Scenery Journey Ltd.
11.50%, 10/24/22		419	335,252
13.00%, 11/06/22		400	326,200
12.00%, 10/24/23		330	260,143
Seazen Group Ltd.
6.45%, 06/11/22		200	203,688
6.00%, 08/12/24		400	415,000
Shimao Group Holdings Ltd.
5.60%, 07/15/26		200	210,250
3.45%, 01/11/31		200	186,000
Shui On Development Holding Ltd.
5.75%, 11/12/23		200	205,437
5.50%, 03/03/25		482	487,422
Sino-Ocean Land Treasure III Ltd., (5 year CMT + 3.26%), 4.90%(a)(l)		200	173,975
Sunac China Holdings Ltd.
7.95%, 10/11/23		200	206,300
7.50%, 02/01/24		200	204,413
6.65%, 08/03/24		360	361,305
6.50%, 01/10/25		400	391,580
7.00%, 07/09/25		450	442,215
Theta Capital Pte Ltd., 8.13%, 01/22/25		200	206,412
Times China Holdings Ltd.
6.75%, 07/16/23		513	525,921
6.75%, 07/08/25		200	202,850
6.20%, 03/22/26		611	600,804
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	723	1,112,986
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	200	192,475
Wanda Properties International Co. Ltd., 7.25%, 01/29/24		200	199,788
Wanda Properties Overseas Ltd., 6.88%, 07/23/23		200	197,475

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Yango Justice International Ltd.
10.00%, 02/12/23	USD	400	$403,200
7.50%, 04/15/24		450	432,787
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24		200	209,725
Yuzhou Group Holdings Co. Ltd.
8.50%, 02/04/23		200	188,650
8.50%, 02/26/24		400	364,500
8.38%, 10/30/24		400	356,200
7.70%, 02/20/25		263	224,339
7.38%, 01/13/26		200	157,000
6.35%, 01/13/27		200	154,288
Zhenro Properties Group Ltd.
8.35%, 03/10/24		288	292,554
7.88%, 04/14/24		600	598,800

			29,420,590

Road & Rail — 1.0%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40		1,890	2,685,466
CSX Corp., 4.75%, 05/30/42		350	441,001
Danaos Corp., 8.50%, 03/01/28(b)		100	109,657
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(b)		2,567	2,993,559
Norfolk Southern Corp.
4.15%, 02/28/48		1,300	1,527,453
3.16%, 05/15/55		400	402,214
Union Pacific Corp., 3.84%, 03/20/60		800	910,797

			9,070,147

Semiconductors & Semiconductor Equipment — 0.8%
Analog Devices, Inc., 3.90%, 12/15/25		470	522,924
Atkore, Inc., 4.25%, 06/01/31(b)		112	113,434
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,850	3,149,187
Broadcom, Inc., 3.46%, 09/15/26		735	800,413
Microchip Technology, Inc.
0.13%, 11/15/24(j)		220	247,500
1.63%, 02/15/25(j)		53	174,736
4.25%, 09/01/25		197	206,823
ON Semiconductor Corp.
1.63%, 10/15/23(j)		239	454,264
3.88%, 09/01/28(b)		191	196,757
QUALCOMM, Inc., 4.65%, 05/20/35		250	317,873
Sensata Technologies BV(b)
5.00%, 10/01/25		70	77,962
4.00%, 04/15/29		275	279,148
Sensata Technologies, Inc., 4.38%, 02/15/30(b)		252	265,568
Synaptics, Inc., 4.00%, 06/15/29(b)		129	129,645

			6,936,234

Software — 1.1%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		433	454,109
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)		255	253,715
Boxer Parent Co., Inc.
6.50%, 10/02/25	EUR	100	125,776
7.13%, 10/02/25(b)	USD	174	186,180
9.13%, 03/01/26(b)		467	492,928
BY Crown Parent LLC, 7.38%, 10/15/24(b)		461	469,298
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(b)(f)		370	387,575
CDK Global, Inc., 4.88%, 06/01/27		5	5,288
Crowdstrike Holdings, Inc., 3.00%, 02/15/29		163	163,155
Elastic NV, 4.13%, 07/15/29(b)(d)		202	202,000

Security		Par (000)	Value

Software (continued)
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28(b)	USD	200	$195,764
Microsoft Corp., 3.50%, 11/15/42		4,000	4,622,981
MicroStrategy, Inc., 6.13%, 06/15/28(b)		217	217,000
MSCI, Inc.(b)
4.00%, 11/15/29		51	53,805
3.63%, 09/01/30		81	82,835
3.88%, 02/15/31		88	91,323
3.63%, 11/01/31		132	135,392
Open Text Holdings, Inc., 4.13%, 02/15/30(b)		83	84,643
PTC, Inc., 4.00%, 02/15/28(b)		35	36,155
Rocket Software, Inc., 6.50%, 02/15/29(b)		277	274,862
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		494	523,492
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)		657	684,101

			9,742,377

Specialty Retail — 0.3%
Gap, Inc., 8.88%, 05/15/27(b)		107	123,820
L Brands, Inc.
6.88%, 11/01/35		215	272,244
6.75%, 07/01/36		49	61,373
National Vision Holdings, Inc., 2.50%, 05/15/25(j)		165	290,503
PetSmart, Inc./PetSmart Finance Corp.(b)
4.75%, 02/15/28		271	281,501
7.75%, 02/15/29		1,003	1,105,808
Staples, Inc.(b)
7.50%, 04/15/26		455	471,259
10.75%, 04/15/27		134	136,231
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(a)	EUR	100	117,074

			2,859,813

Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc., 4.65%, 02/23/46	USD	2,400	3,184,625

Textiles, Apparel & Luxury Goods(b) — 0.0%
Crocs, Inc., 4.25%, 03/15/29		106	108,120
Hanesbrands, Inc., 5.38%, 05/15/25		29	30,704
Levi Strauss & Co., 3.50%, 03/01/31		75	74,565

			213,389

Thrifts & Mortgage Finance(b) — 0.1%
Home Point Capital, Inc., 5.00%, 02/01/26		195	181,838
Nationstar Mortgage Holdings, Inc.
6.00%, 01/15/27		94	97,410
5.50%, 08/15/28		124	125,008
5.13%, 12/15/30		92	91,540
United Wholesale Mortgage LLC, 5.50%, 04/15/29		111	110,974

			606,770

Tobacco — 0.9%
Altria Group, Inc.
5.38%, 01/31/44		2,000	2,375,146
3.88%, 09/16/46		1,250	1,241,298
Reynolds American, Inc.
4.45%, 06/12/25		635	703,438
7.00%, 08/04/41		1,000	1,313,818
5.85%, 08/15/45		1,500	1,836,683

			7,470,383

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28	EUR	100	123,377

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Transportation Infrastructure — 0.4%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)	USD	200	$209,413
FedEx Corp., 4.75%, 11/15/45		1,250	1,559,125
I 595 Express LLC, 3.31%, 12/31/31(c)		746	786,503
Simpar Europe SA, 5.20%, 01/26/31(b)		200	204,500
Transurban Finance Co. Pty Ltd., 4.13%, 02/02/26(b)		580	645,060

			3,404,601

Utilities — 1.2%
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(b)		237	244,584
Electricite de France SA(b) 5.60%, 01/27/40		2,800	3,732,686
(10 year USD Swap + 3.71%), 5.25%(a)(l)		4,200	4,400,634
Genneia SA, 8.75%, 01/20/22(b)		347	335,896
Inkia Energy Ltd., 5.88%, 11/09/27(b)		200	205,975
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29		576	576,648
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)		144	149,069
Solaris Midstream Holdings LLC, 7.63%, 04/01/26(b)		72	76,320
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)		215	236,339
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33		231	263,005
Thames Water Kemble Finance PLC, 4.63%, 05/19/26	GBP	168	237,784
Vistra Operations Co. LLC(b) 5.63%, 02/15/27	USD	87	90,262
4.38%, 05/01/29		154	154,770

			10,703,972

Wireless Telecommunication Services — 1.3%
Altice France SA(b) 7.38%, 05/01/26		200	207,986
8.13%, 02/01/27		211	229,885
5.13%, 07/15/29		944	948,626
Crown Castle International Corp., 3.10%, 11/15/29		1,000	1,060,959
Kenbourne Invest SA, 6.88%, 11/26/24(b)		210	222,705
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	100	121,683
Millicom International Cellular SA, 4.50%, 04/27/31(b)	USD	200	208,038
Rogers Communications, Inc., 7.50%, 08/15/38		2,325	3,546,867
SBA Communications Corp. 4.88%, 09/01/24		86	87,505
3.88%, 02/15/27		367	376,874
Sprint Corp., 7.63%, 03/01/26		255	311,100
T-Mobile USA, Inc. 4.50%, 02/01/26		27	27,516
2.63%, 02/15/29		50	49,375
2.88%, 02/15/31		348	345,390
3.50%, 04/15/31(b)		245	253,465
3.50%, 04/15/31		215	222,428
4.50%, 04/15/50		500	595,367
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(b)		403	404,007
VICI Properties LP/VICI Note Co., Inc.(b) 4.25%, 12/01/26		169	175,797
3.75%, 02/15/27		277	281,742
4.63%, 12/01/29		320	340,000

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
VICI Properties LP/VICI Note Co., Inc.(b) (continued)
4.13%, 08/15/30	USD	366	$375,816
Vmed O2 UK Financing I PLC(d) 4.50%, 07/15/31	GBP	100	138,861
4.75%, 07/15/31(b)	USD	252	255,780
Vodafone Group PLC, 4.25%, 09/17/50		700	817,604

			11,605,376

Total Corporate Bonds — 67.8% (Cost: $534,724,744)			590,634,222

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.1%
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 0.75%, 0.75% Floor), 8.50%, 02/01/29(c)		195	198,900
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28		553	554,242
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 6.00%, 01/15/25		125	126,050

			879,192

Air Freight & Logistics — 0.0%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/06/28		48	47,925

Airlines — 0.2%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		417	434,389
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		117	124,858
SkyMiles IP Ltd., 2020 Skymiles Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/20/27		201	212,194
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		438	443,253

			1,214,694

Auto Components — 0.0%
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		159	157,046

Building Products — 0.0%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 11/23/27		63	62,640
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 05/05/24		66	65,777

			128,417

Capital Markets — 0.0%
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 04/07/28(c)		145	148,262
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.13%, 06/03/26		144	143,632

			291,894

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals — 0.1%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 08/27/26	USD	253	$255,900
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 03/18/28		312	310,247
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27		182	180,882
Invictus US LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.85%, 03/30/26		33	33,507
Klockner-Pentaplast of America, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.50% Floor), 5.25%, 02/09/26(c)		67	67,167
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		123	121,717

			969,420

Commercial Services & Supplies — 0.2%
Asurion LLC, 2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		49	47,949
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		48	48,241
Diamond (BC) BV, USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 09/06/24		425	422,576
GFL Environmental, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 3.50%, 05/30/25		60	59,886
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26		34	33,431
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.10%, 08/27/25		757	758,282

			1,370,365

Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		1,123	1,104,227

Construction Materials — 0.0%
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.00%, 10/25/23		59	59,311

Containers & Packaging — 0.1%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24		300	292,315
Charter NEX US, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27		130	130,806

			423,121

Diversified Consumer Services — 0.0%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 01/29/27		41	41,445
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		59	58,580
TruGreen Limited Partnership, 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 1.00% Floor), 9.25%, 11/02/28(c)		106	108,120

			208,145

Diversified Financial Services — 0.2%
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, 05/04/29(c)(n)		90	89,100

Security		Par (000)	Value

Diversified Financial Services (continued)
Delta TopCo, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27	USD	276	$276,871
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 02/16/28		66	65,841
LBM Acquisition LLC
Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		4	3,821
Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		26	25,726
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		514	515,098
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		604	606,699
White Cap Buyer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/19/27		355	355,659

			1,938,815

Diversified Telecommunication Services — 0.2%
Frontier Communications Corp., 2021 DIP Term
Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor),
4.50%, 05/01/28		198	197,505
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		123	125,149
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24		198	201,448
2017 Term Loan B5, (Fixed + 8.62%), 8.63%, 01/02/24		1,071	1,087,699
Northwest Fiber LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%), 3.82%, 04/30/27		126	126,020

			1,737,821

Entertainment — 0.0%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/12/25(c)		257	264,411

Health Care Equipment & Supplies — 0.0%
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.09%, 06/30/25		52	51,804

Health Care Providers & Services — 0.1%
AHP Health Partners, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/30/25		201	200,904
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.00%, 01/08/27		120	120,089
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		404	343,498
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.75%), 2.88%, 07/02/25		88	87,828
Quorum Health Corp., 2020 Term Loan, 04/29/25(n)		126	128,067
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 11/16/25		76	76,254
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 12/13/26		254	252,837

			1,209,477

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Services — 0.0%
Azalea Topco, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 3.69%, 07/25/26	USD	105	$104,742

Health Care Technology — 0.0%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.41%, 02/11/26		83	82,974
Polaris Newco LLC, USD Term Loan B, (6 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 06/04/28		254	254,604

			337,578

Hotels, Restaurants & Leisure — 0.1%
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.60%, 07/20/25		116	116,580
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		260	257,284
Great Canadian Gaming Corp., Term Loan, 11/01/26(n)		38	38,048
IRB Holding Corp, 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		247	246,607
Life Time Fitness, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 12/16/24		162	162,581

			821,100

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.10%, 08/12/26		27	26,424

Industrial Conglomerates — 0.1%
PSAV Holdings LLC, 2018 2nd Lien Term Loan, (6 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 09/01/25		313	251,940
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		109	110,086

			362,026

Insurance — 0.1%
Alliant Holdings Intermediate LLC, 2020 Term Loan B3, 11/06/27(n)		94	93,880
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 09/01/27		124	123,946
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 12/31/25		391	386,351
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		141	140,807
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		52	52,754

			797,738

Interactive Media & Services — 0.0%
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26		79	79,600
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		110	111,280

			190,880

Security		Par (000)	Value

Internet & Direct Marketing Retail — 0.0%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27	USD	155	$154,612

IT Services — 0.1%
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/02/25		179	177,693
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27		178	178,619
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		111	108,296

			464,608

Life Sciences Tools & Services — 0.1%
Icon Luxembourg Sarl(n) 1st Lien Term Loan B, 06/16/28		66	66,274
Term Loan B, 06/16/28		265	265,104
Parexel International Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 09/27/24		222	221,218

			552,596

Machinery — 0.1%
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 5.10%, 09/21/26		269	269,634
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.17%, 03/28/25		811	796,318

			1,065,952

Media — 0.1%
A-L Parent LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		46	44,806
Altice Financing SA, 2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 07/15/25		23	22,722
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.15%, 08/14/26		107	106,975
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.69%, 08/21/26		491	478,552
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		108	107,881
MH Sub I LLC, 2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/23/29		35	35,503
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		24	23,793
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/09/27		387	382,284

			1,202,516

Oil, Gas & Consumable Fuels — 0.2%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 11/01/25		1,046	1,153,861
Citgo Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 2.00%, 1.00% Floor), 8.00%, 08/01/23		156	154,812
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/24(c)		9	5,012

			1,313,685

Pharmaceuticals — 0.1%
Endo Luxembourg Finance Co. I Sarl, 2021 Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 5.75%, 03/27/28		389	374,611

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services — 0.0%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26	USD	286	$284,751

Software — 0.4%
Barracuda Networks, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 10/30/28		121	122,779
By Crown Parent LLC, Term Loan B1, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/26		34	34,063
Castle US Holding Corp., USD Term Loan B, (3 mo. LIBOR + 3.75%), 3.90%, 01/29/27		136	133,772
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		30	29,830
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 8.75%, 07/31/28		62	63,977
2020 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 07/31/27		169	168,442
Helios Software Holdings, Inc., 2021 USD Term Loan B, (6 mo. LIBOR + 3.75%), 3.90%, 03/11/28		80	80,347
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed + 7.12%), 7.13%, 02/25/25		278	283,560
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 02/25/27		129	128,466
Magenta Buyer LLC(n)
2021 USD 1st Lien Term Loan, 05/03/28		377	376,623
2021 USD 2nd Lien Term Loan, 05/03/29(c)		239	236,012
Mitchell International, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 11/29/24		88	86,717
Planview Parent, Inc., 2nd Lien Term Loan, (1 Week LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/17/28		103	102,485
Project Alpha Intermediate Holding, Inc., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.11%, 04/26/24		122	122,472
Proof Point, Inc.(n) 1st Lien Term Loan, 06/09/28		164	162,996
2nd Lien Term Loan, 06/08/29		242	244,117
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/22/28		220	219,230
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.34%, 05/30/25		9	9,383
Sabre GLBL, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		59	58,999
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27		411	411,021
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26		21	20,586
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.36%, 03/04/28		189	191,599

Security		Par (000)	Value

Software (continued)
Ultimate Software Group, Inc.
2021 Incremental Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 05/03/26	USD	122	$122,150
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/03/26		146	146,157

			3,555,783

Specialty Retail — 0.1%
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/28		389	389,097
Sotheby’s, Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 01/15/27		207	207,769
Staples, Inc., 7 Year Term Loan, (3 mo. LIBOR + 5.00%), 5.18%, 04/16/26		97	94,154

			691,020

Trading Companies & Distributors — 0.0%
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 02/03/28		69	68,546

Wireless Telecommunication Services — 0.0%
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.85%, 06/10/27		305	305,150

Total Floating Rate Loan Interests — 2.8% (Cost: $24,521,910)			24,730,403

Foreign Agency Obligations

Bahrain — 0.1%
Bahrain Government International Bond, 6.75%, 09/20/29		200	219,288
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		200	231,187

			450,475

Canada — 1.0%
CDP Financial, Inc., 5.60%, 11/25/39(b)(m)		5,890	8,228,094

Colombia — 0.1%
Colombia Government International Bond 4.50%, 01/28/26		600	654,862
3.88%, 04/25/27		268	284,717

			939,579

Dominican Republic — 0.1%
Dominican Republic International Bond 5.95%, 01/25/27		230	258,750
4.50%, 01/30/30(b)		226	230,633
4.88%, 09/23/32(b)		150	154,500
6.40%, 06/05/49		150	161,466

			805,349

Egypt — 0.1%
Egypt Government International Bond 5.58%, 02/21/23(b)		200	209,725
5.88%, 06/11/25		410	437,752
8.50%, 01/31/47(b)		400	416,575

			1,064,052

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ghana — 0.0%
Ghana Government International Bond, 7.75%, 04/07/29(b)	USD	330	$336,909

Iceland — 0.4%
Iceland Government International Bond, 5.88%, 05/11/22		3,555	3,687,269

Indonesia — 0.1%
Indonesia Government International Bond, 4.10%, 04/24/28		600	677,737

Italy — 0.4%
Republic of Italy Government International Bond, 5.38%, 06/15/33		2,925	3,682,687

Mexico — 0.1%
Mexico Government International Bond, 2.66%, 05/24/31		496	484,313

Mongolia — 0.0%
Mongolia Government International Bond, 8.75%, 03/09/24		250	286,609

Morocco — 0.0%
Morocco Government International Bond, 3.00%, 12/15/32(b)		221	213,265

Oman — 0.0%
Oman Government International Bond, 6.50%, 03/08/47		228	222,414

Pakistan — 0.1%
Pakistan Government International Bond 6.00%, 04/08/26		200	201,938
7.38%, 04/08/31		200	205,500
Pakistan Water & Power Development Authority, 7.50%, 06/04/31		200	199,250

			606,688

Panama — 0.1%
Panama Government International Bond 3.16%, 01/23/30		212	222,176
4.50%, 04/16/50		200	226,600

			448,776

Paraguay — 0.0%
Paraguay Government International Bond, 5.40%, 03/30/50(b)		200	233,413

Peru — 0.0%
Peruvian Government International Bond 1.86%, 12/01/32		171	159,169
5.63%, 11/18/50		139	191,368

			350,537

Portugal — 0.5%
Portugal Government International Bond, 5.13%, 10/15/24(b)		3,970	4,505,553

Qatar — 0.0%
Qatar Government International Bond, 4.00%, 03/14/29(b)		240	276,240

Security		Par (000)	Value

Romania — 0.0%
Romanian Government International Bond, 3.00%, 02/14/31(b)	USD	220	$228,154

Russia — 0.1%
Russian Foreign Bond - Eurobond 4.75%, 05/27/26		200	227,475
4.25%, 06/23/27		200	223,138

			450,613

Saudi Arabia — 0.0%
Saudi Government International Bond, 4.50%, 04/17/30		278	327,484

Sri Lanka — 0.2%
Sri Lanka Government International Bond 5.75%, 04/18/23		271	201,692
6.85%, 03/14/24		432	296,946
6.35%, 06/28/24		600	410,175
7.85%, 03/14/29		200	126,538
7.55%, 03/28/30		300	189,712

			1,225,063

Ukraine — 0.1%
Ukraine Government International Bond 7.75%, 09/01/23		100	107,750
7.75%, 09/01/25		385	421,575
7.25%, 03/15/33(b)		400	415,950

			945,275

Uruguay — 0.0%
Uruguay Government International Bond, 4.98%, 04/20/55		162	208,938

Total Foreign Agency Obligations — 3.5% (Cost: $27,596,773)			30,885,486

Municipal Bonds

California — 0.9%
East Bay Municipal Utility District Water System Revenue, RB, BAB, 5.87%, 06/01/40		1,900	2,769,383
State of California, GO, BAB 7.55%, 04/01/39		280	475,149
7.63%, 03/01/40		1,720	2,887,158
University of California, RB, BAB, 5.95%, 05/15/45		885	1,252,974

			7,384,664

Georgia — 0.3%
Municipal Electric Authority of Georgia, Refunding RB, BAB, 7.06%, 04/01/57		1,950	2,840,058

Illinois — 0.3%
State of Illinois, GO, 5.10%, 06/01/33		2,000	2,352,820

Indiana — 0.4%
Indianapolis Local Public Improvement Bond Bank, RB, Series B-2, 6.12%, 01/15/40		2,535	3,493,382

New Jersey — 0.1%
State of New Jersey, GO
Series A, 4.00%, 06/01/30		250	308,260

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

New Jersey (continued)
State of New Jersey, GO (continued)
Series A, 4.00%, 06/01/31	USD	190	$237,753
Series A, 4.00%, 06/01/32		180	228,058

			774,071

New York — 1.2%
Metropolitan Transportation Authority, RB, BAB, 7.34%, 11/15/39		1,295	2,110,397
New York City Industrial Development Agency, Refunding RB
(AGM), 3.19%, 03/01/40		165	167,405
Class A, (AGM), 3.00%, 01/01/46		50	53,898
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series E-1, 4.00%, 02/01/41		1,000	1,202,060
New York City Water & Sewer System, Refunding RB, BAB, 5.72%, 06/15/42		1,390	2,091,380
New York State Dormitory Authority, RB, BAB
Series D, 5.60%, 03/15/40		1,900	2,567,052
Series F, 5.63%, 03/15/39		1,100	1,443,024
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	1,024,772

			10,659,988

Total Municipal Bonds — 3.2% (Cost: $20,788,763)			27,504,983

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 2.1%
Alternative Loan Trust
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		571	567,597
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.19%), 0.28%, 03/20/47(a)		523	449,535
Series 2007-OA10, Class 2A1, (1 mo. LIBOR US + 0.25%), 0.34%, 09/25/47(a)		5,262	4,781,798
Banc of America Funding Trust, Series 2007-2, Class 1A2, 6.00%, 03/25/37		299	270,658
COLT Mortgage Loan Trust(a)(b)
Series 2020-2, Class M1, 5.25%, 03/25/65		1,100	1,143,483
Series 2020-3, Class M1, 3.36%, 04/27/65		3,820	3,880,078
Ellington Financial Mortgage Trust, Series 2020-1, Class M1, 5.24%, 05/25/65(a)(b)		1,500	1,567,729
GMACM Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 2.79%, 06/19/35(a)		153	150,856
GSR Mortgage Loan Trust
Series 2006-4F, Class 1A1, 5.00%, 05/25/36		1	27,063
Series 2007-4F, Class 3A1, 6.00%, 07/25/37		93	80,646
JP Morgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 08/25/36		46	25,814
Merrill Lynch Mortgage Investors Trust, Series 2006- A3, Class 3A1, 2.71%, 05/25/36(a)		216	186,925
MFA, Series 2021-NQM1, Class M1, 2.31%, 04/25/65(a)(b)		2,750	2,752,932

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
STAR Trust, Series 2021-1, Class M1, 2.36%, 05/25/65(a)(b)	USD	2,050	$2,046,137
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 0.89%, 05/25/47(a)		114	110,101

			18,041,352

Commercial Mortgage-Backed Securities(a) — 3.8%
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 04/14/33(b)		4,170	4,440,670
Bayview Commercial Asset Trust, Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.27%), 0.36%, 07/25/37(b)		927	882,679
Citigroup Commercial Mortgage Trust
Series 2013-GC15, Class B, 5.35%, 09/10/46		7,183	7,723,055
Series 2020-420K, Class D, 3.42%, 11/10/42(b)		270	263,302
COMM Mortgage Trust
Series 2015-CR22, Class C, 4.24%, 03/10/48		5,000	5,329,219
Series 2015-LC19, Class C, 4.38%, 02/10/48		3,500	3,747,141
Commercial Mortgage Trust, Series 2013-CR11, Class B, 5.28%, 08/10/50		7,000	7,574,484
CSMC-FACT, Series 2020-FACT, Class D, (1 mo. LIBOR US + 3.71%), 3.78%, 10/15/37(b)		900	911,045
Extended Stay America Trust, Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 2.33%, 07/15/38(b)(d)		830	833,992
GS Mortgage Securities Corp. Trust, Series 2020-TWN3, Class D, (1 mo. LIBOR US + 3.70%), 3.77%, 11/15/37(b)		1,500	1,519,511

			33,225,098

Total Non-Agency Mortgage-Backed Securities — 5.9% (Cost: $48,960,481)			51,266,450

Preferred Securities

Capital Trusts — 5.4%

Banks(a) — 1.3%
Bank of East Asia Ltd., 5.88%(l)		500	534,156
BBVA Bancomer SA, 5.13%, 01/18/33		271	282,009
CaixaBank SA, 6.38%(l)	EUR	200	258,773
CIT Group, Inc., Series A, 5.80%(l)	USD	163	168,358
Kasikornbank PCL, 5.28%(l)		600	635,737
Nanyang Commercial Bank Ltd., 5.00%(l)		200	200,813
Nordea Bank Abp, 6.13%(b)(l)		2,960	3,261,565
Rizal Commercial Banking Corp., 6.50%(l)		200	207,725
SVB Financial Group, Series C, 4.00%(l)		2,000	2,035,600
TMBThanachart Bank PCL, 4.90%(l)		250	253,641
Wells Fargo & Co., Series S, 5.90%(l)		3,390	3,652,725

			11,491,102

Building Materials — 0.0%
Cemex SAB de CV, 5.13%(a)(b)(l)		200	206,060

Diversified Financial Services(a)(l) — 3.3%
Bank of America Corp.
Series AA, 6.10%		7	7,860
Series FF, 5.88%		3,500	4,005,960
Series X, 6.25%		1,050	1,161,563
Credit Suisse Group AG, 6.38%(b)		300	334,389

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
HSBC Holdings PLC 6.50%	USD	1,090	$1,250,099
6.00%		435	482,850
JPMorgan Chase & Co.
Series FF, 5.00%		3,027	3,199,388
Series HH, 4.60%		165	170,990
Series I, 3.66%		3,581	3,589,952
Series R, 6.00%		70	74,419
Series V, 3.46%		3,640	3,649,100
Lloyds Banking Group PLC, 7.50%		1,750	2,047,500
Morgan Stanley, Series H, 3.79%		3,030	3,041,362
Natwest Group PLC 6.00%		1,575	1,755,463
8.63%		200	201,444
Societe Generale SA, 7.88%(b)		1,000	1,117,820
UBS Group AG, 3.88%(b)		2,000	2,003,740
Woori Bank, 4.25%		250	259,578

			28,353,477

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 5.88%(a)(l)	EUR	100	131,915

Electric Utilities — 0.4%
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(a)	USD	2,750	3,195,591

Insurance — 0.4%
Heungkuk Life Insurance Co. Ltd., 4.48%(a)(l)		200	202,725
MetLife, Inc., 6.40%, 12/15/36		2,554	3,280,160

			3,482,885

Real Estate Management & Development — 0.0%
Aroundtown SA, 3.38%(a)(l)	EUR	100	123,170

Utilities — 0.0%
Electricite de France SA, 3.38%(a)(l)		200	247,525

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 3.10%, 01/03/79(a)		100	123,466

Total Capital Trusts — 5.4%			47,355,191

		Shares

Preferred Stocks — 0.5%(a)(l)

Capital Markets — 0.5%
Goldman Sachs Group, Inc., Series J, 5.50%		92,000	2,520,800
Morgan Stanley, Series K, 5.85%		66,567	1,965,058

			4,485,858

Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association, Series S		10,000	21,300

Total Preferred Stocks — 0.5%.			4,507,158

Security		Shares		Value

Trust Preferred — 0.1%

Diversified Financial Services — 0.1%
Citigroup Capital XIII, 6.56%, 10/30/40(a)		29,583		$825,366

Total Preferred Securities — 6.0%
(Cost: $49,600,608)				52,687,715

		Par (000)

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.6%
Federal Home Loan Bank(m)
5.25%, 12/09/22	USD	1,375		1,474,514
5.37%, 09/09/24		4,025		4,646,439
Federal National Mortgage Association, 5.63%, 07/15/37(m)		1,600		2,432,809
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30(k)		6,055		5,237,242

				13,791,004

Collateralized Mortgage Obligations — 2.3%
Fannie Mae, Series 2015-47, Class GL, 3.50%, 07/25/45		1,636		1,850,201
Freddie Mac
Series 4350, Class DY, 4.00%, 06/15/44		2,776		3,055,128
Series 4398, Class ZX, 4.00%, 09/15/54		10,049		11,710,924
Series 4549, Class TZ, 4.00%, 11/15/45		3,062		3,451,795
Uniform Mortgage-Backed Securities, Series 1254, Class Z, 8.50%, 04/15/22		1		24

				20,068,072

Interest Only Collateralized Mortgage Obligations — 0.2%
Ginnie Mae Mortgage-Backed Securities(a)
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 6.40%, 12/16/39		916		146,066
Series 2009-78, Class SD, (1 mo. LIBOR US + 6.20%), 6.08%, 09/20/32		—		16
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 6.60%, 04/16/41		7,671		1,492,702
Uniform Mortgage-Backed Securities
Series 1991-099, Class L, 930.00%, 08/25/21		—	(o)	—
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(o)	—
Series 1997-50, Class SI, (1 mo. LIBOR US + 9.20%), 1.20%, 04/25/23(a)		5		40
Series 2012-47, Class NI, 4.50%, 04/25/42		1,935		342,622
Series 2012-96, Class DI, 4.00%, 02/25/27		795		12,034

				1,993,480

Mortgage-Backed Securities(m) — 8.7%
Fannie Mae Mortgage-Backed Securities, 2.00%, 03/01/51		8,848		8,940,301
Freddie Mac Mortgage-Backed Securities, 2.00%, 06/01/51		12,960		13,134,765
Ginnie Mae Mortgage-Backed Securities, 5.50%, 08/15/33		28		31,545
Uniform Mortgage-Backed Securities 3.00%, 04/01/33 - 09/01/43		10,050		10,654,858

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
5.00%, 08/01/34	USD	835		$951,791
5.50%, 06/01/38		435		506,693
6.00%, 12/01/38		352		417,015
4.50%, 07/01/41 - 07/01/55		9,763		10,900,016
4.00%, 12/01/41 - 04/01/56		16,647		18,377,182
3.50%, 07/01/49 - 08/01/49		10,694		11,498,478

				75,412,644

Principal Only Collateralized Mortgage Obligations(k) — 0.0%
Uniform Mortgage-Backed Securities
Series 1993-51, Class E, 0.00%, 02/25/23		1		1,003
Series 1993-70, Class A, 0.00%, 05/25/23		—	(o)	219
Series 203, Class 1, 0.00%, 02/25/23		1	(o)	303
Series 228, Class 1, 0.00%, 06/25/23		—	(o)	191

				1,716

Total U.S. Government Sponsored Agency Securities — 12.8% (Cost: $102,761,570)				111,266,916

U.S. Treasury Obligations
U.S. Treasury Bonds(m) 1.88%, 02/15/41 - 02/15/51		36,800		35,219,125
3.00%, 11/15/44		61,400		72,284,109
2.50%, 02/15/46		66,500		72,038,203
2.75%, 11/15/47		2,000		2,276,719
U.S. Treasury Notes(m) 0.13%, 08/31/22 - 03/31/23(p)		74,300		74,220,090
2.75%, 04/30/23 - 08/31/25(p)		19,300		20,749,856
7.50%, 11/15/24		8,200		10,122,836
3.00%, 09/30/25		2,400		2,627,344
2.88%, 08/15/28		1,000		1,112,148
3.13%, 11/15/28		3,000		3,393,867
0.63%, 08/15/30		7,000		6,521,484
0.88%, 11/15/30		25,000		23,773,437
1.13%, 02/15/31		19,000		18,444,844

Total U.S. Treasury Obligations — 39.3% (Cost: $323,893,455)				342,784,062

Total Long-Term Investments — 150.0% (Cost: $1,208,040,546)				1,307,516,982

	Shares

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(q)(r)		13,822,437		13,822,437

Security	Par (000)		Value

U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes, 2.75%, 09/15/21(m)	USD	2,800	$2,815,580

Total Short-Term Securities — 1.9% (Cost: $16,617,082)			16,638,017

Options Purchased — 0.9% (Cost: $8,800,046)			7,526,430

Total Investments Before Options Written — 152.8% (Cost: $1,233,457,674)			1,331,681,429

Options Written — (0.8)% (Premiums Received: $(7,220,795))			(6,988,739)

Total Investments, Net of Options Written — 152.0% (Cost: $1,226,236,879)			1,324,692,690

Liabilities in Excess of Other Assets — (52.0)%			(452,905,892)

Net Assets — 100.0%			$871,786,798

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	When-issued security.
(e)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $143,374, representing less than 0.05% of its net assets as of period end, and an original cost of $32,643.

(f)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)	Convertible security.
(k)	Zero-coupon bond.
(l)	Perpetual security with no stated maturity date.
(m)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Amount is less than 500.
(p)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(q)	Affiliate of the Trust.
(r)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,065,454	$5,756,983	(a)	$—	$—	$—	$13,822,437	13,822,437	$1,333	$—

(a)	Represents net amount purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.07	%(b)	11/25/20	Open		$2,607,281	$2,609,075	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	0.07	(b)	11/25/20	Open		1,548,594	1,549,659	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	0.07	(b)	11/25/20	Open		2,586,000	2,587,779	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	0.08	(b)	11/25/20	Open		80,127,000	80,170,705	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.08	(b)	11/25/20	Open		30,250,000	30,266,091	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.08	(b)	11/25/20	Open		2,978,500	2,980,084	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.08	(b)	02/12/21	Open		5,506,875	5,508,160	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	(0.10	)(b)	03/25/21	Open		7,650,000	7,650,072	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	(0.05	)(b)	03/30/21	Open		7,953,750	7,953,772	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.07	(b)	03/30/21	Open		6,343,750	6,343,209	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	(0.10	)(b)	04/05/21	Open		7,570,000	7,568,499	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	(0.05	)(b)	04/05/21	Open		12,048,750	12,049,366	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.07	(b)	04/05/21	Open		38,951,250	38,955,124	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	(0.03	)(b)	04/07/21	Open		1,910,000	1,909,339	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	(0.07	)(b)	04/07/21	Open		7,049,250	7,047,901	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	04/07/21	Open		1,500,000	1,500,107	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.25	(b)	04/08/21	Open		5,278,500	5,281,579	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.25	(b)	04/08/21	Open		4,444,200	4,446,792	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	(0.13	)(b)	04/20/21	Open		23,593,750	23,591,495	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	04/20/21	Open		2,838,500	2,838,672	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	04/20/21	Open		1,117,500	1,117,568	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	04/20/21	Open		10,526,750	10,527,387	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	04/20/21	Open		3,435,000	3,435,208	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	04/20/21	Open		2,649,000	2,649,160	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	04/20/21	Open		43,028,175	43,030,781	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	04/20/21	Open		2,227,500	2,227,635	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	04/20/21	Open		1,808,375	1,808,485	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	04/20/21	Open		15,839,687	15,840,647	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.06	(b)	04/21/21	Open		3,840,000	3,839,822	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.07	(b)	04/30/21	Open		2,996,250	2,996,332	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	05/06/21	Open		8,000,000	8,000,311	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	(0.03	)(b)	05/12/21	Open		952,500	952,460	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.03	(b)	05/12/21	Open		2,234,375	2,234,284	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.05	(b)	05/12/21	Open		3,000,000	3,000,005	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.09	(b)	05/12/21	Open		735,556	735,585	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.29	(b)	06/04/21	Open		6,796,680	6,797,994	Corporate Bonds	Open/Demand

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.29	%(b)	06/04/21	Open		$9,856,460	$9,858,366	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.29	(b)	06/04/21	Open		8,650,000	8,651,672	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.19	(b)	06/09/21	Open		4,195,000	4,195,465	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.05		06/11/21	07/14/21		8,706,848	8,707,054	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	0.05		06/11/21	07/14/21		10,736,468	10,736,722	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	0.05		06/11/21	07/14/21		12,752,560	12,752,861	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		4,660,862	4,660,994	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		3,181,912	3,182,002	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		406,812	406,824	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		929,388	929,415	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		1,210,899	1,210,933	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		30,638	30,639	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		5,914,743	5,914,910	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		7,187,011	7,187,214	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		1,230,434	1,230,469	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		5,250,199	5,250,348	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		1,269,490	1,269,526	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		3,766,694	3,766,801	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		493,140	493,154	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		976,954	976,982	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		3,226,116	3,226,207	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06		06/11/21	07/14/21		1,455,903	1,455,944	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Capital, Inc.	(3.00	)(b)	06/11/21	Open		144,115	143,911	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(3.00	)(b)	06/11/21	Open		63,652	63,562	Corporate Bonds	Open/Demand
BNP Paribas S.A.	(1.00	)(b)	06/22/21	Open		39,093	39,084	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	06/29/21	Open		7,826,337	7,826,392	Foreign Agency Obligations	Open/Demand

						$466,085,026	$466,168,595

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Bund	44	09/08/21	$9,006	$56,821

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts (continued)
10-Year U.S. Ultra Long Treasury Note	115	09/21/21	$16,912	$272,040
Ultra U.S. Treasury Bond	161	09/21/21	30,993	1,234,079

				1,562,940

Short Contracts
Euro OAT	53	09/08/21	9,995	(44,668)
10-Year U.S. Treasury Note	443	09/21/21	58,663	(197,023)
U.S. Long Bond	18	09/21/21	2,890	(64,088)
2-Year U.S. Treasury Note	211	09/30/21	46,488	67,318
5-Year U.S. Treasury Note	255	09/30/21	31,463	(24,243)

				(262,704)

				$1,300,236

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	265,257	CAD	321,000	State Street Bank and Trust Co.	09/15/21	$6,311
USD	5,582,287	EUR	4,605,000	BNP Paribas S.A.	09/15/21	113,597
USD	984,979	GBP	697,000	Barclays Bank PLC	09/15/21	20,658
USD	5,606,917	GBP	3,972,000	Barclays Bank PLC	09/15/21	111,533

						$252,099

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
90-Day Eurodollar Future	229	09/10/21	USD	99.63	USD	23	$31,488
90-Day Eurodollar Future	229	09/10/21	USD	99.50	USD	23	289,112
90-Day Eurodollar Future	244	10/15/21	USD	99.25	USD	24	24,400

							$345,000

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
5-Year Interest Rate Swap, 04/07/27	3-Month LIBOR, 0.15%	Quarterly	1.53%	Semi-Annual	JPMorgan Chase Bank N.A.	04/05/22	1.53%	USD	6,960	$152,801
5-Year Interest Rate Swap, 04/10/27	3-Month LIBOR, 0.15%	Quarterly	1.39%	Semi-Annual	Morgan Stanley & Co. International PLC	04/08/22	1.39	USD	13,700	231,028
5-Year Interest Rate Swap, 04/30/27	3-Month LIBOR, 0.15%	Quarterly	1.20%	Semi-Annual	Bank of America N.A.	04/28/22	1.20	USD	19,220	212,978
10-Year Interest Rate Swap, 03/09/34	3-Month LIBOR, 0.15%	Quarterly	2.98%	Semi-Annual	Barclays Bank PLC	03/07/24	2.98	USD	3,510	398,851
10-Year Interest Rate Swap, 03/14/34	3-Month LIBOR, 0.15%	Quarterly	2.95%	Semi-Annual	Barclays Bank PLC	03/12/24	2.95	USD	3,510	391,104
10-Year Interest Rate Swap, 06/26/34	3-Month LIBOR, 0.15%	Quarterly	1.97%	Semi-Annual	Goldman Sachs Bank USA	06/24/24	1.97	USD	2,455	115,662
10-Year Interest Rate Swap, 06/30/34	3-Month LIBOR, 0.15%	Quarterly	2.00%	Semi-Annual	Goldman Sachs Bank USA	06/28/24	2.00	USD	2,455	119,444
1-Year Interest Rate Swap, 02/26/26	3-Month LIBOR, 0.15%	Quarterly	1.60%	Semi-Annual	Bank of America N.A.	02/24/25	1.59	USD	22,120	120,663

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call (continued)
1-Year Interest Rate Swap, 02/26/26	3-Month LIBOR, 0.15%	Quarterly	1.62%	Semi-Annual	Morgan Stanley & Co. International PLC	02/24/25	1.62%	USD	55,360	$310,204
10-Year Interest Rate Swap, 02/27/35	3-Month LIBOR, 0.15%	Quarterly	1.49%	Semi-Annual	Citibank N.A.	02/25/25	1.49	USD	2,570	75,077
10-Year Interest Rate Swap, 05/02/35	3-Month LIBOR, 0.15%	Quarterly	0.89%	Semi-Annual	Deutsche Bank AG	04/30/25	0.89	USD	1,640	24,183
10-Year Interest Rate Swap, 06/06/35	3-Month LIBOR, 0.15%	Quarterly	1.28%	Semi-Annual	Goldman Sachs Bank USA	06/04/25	1.28	USD	1,120	26,631
10-Year Interest Rate Swap, 06/07/35	3-Month LIBOR, 0.15%	Quarterly	1.43%	Semi-Annual	UBS AG	06/05/25	1.43	USD	1,120	31,436
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.15%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,930	30,809
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.15%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	620	9,897
10-Year Interest Rate Swap, 04/09/36	3-Month LIBOR, 0.15%	Quarterly	2.60%	Semi-Annual	Deutsche Bank AG	04/07/26	2.60	USD	3,560	305,045
10-Year Interest Rate Swap, 06/29/38(a)	3-Month LIBOR, 0.15%	Quarterly	3.05%	Semi-Annual	Deutsche Bank AG	06/27/28	3.05	USD	3,125	146,234
10-Year Interest Rate Swap, 01/12/39	3-Month LIBOR, 0.15%	Quarterly	3.04%	Semi-Annual	Nomura International Plc	01/10/29	3.04	USD	1,000	114,267
10-Year Interest Rate Swap, 01/13/39	3-Month LIBOR, 0.15%	Quarterly	3.04%	Semi-Annual	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	114,092
10-Year Interest Rate Swap, 01/31/39	3-Month LIBOR, 0.15%	Quarterly	3.08%	Semi-Annual	Barclays Bank PLC	01/29/29	3.08	USD	1,020	119,380
10-Year Interest Rate Swap, 08/09/40	3-Month LIBOR, 0.15%	Quarterly	1.05%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,210	36,313
10-Year Interest Rate Swap, 04/29/48	3-Month LIBOR, 0.15%	Quarterly	2.99%	Semi-Annual	JPMorgan Chase Bank N.A.	04/27/38	2.98	USD	910	102,095
10-Year Interest Rate Swap, 02/24/49	3-Month LIBOR, 0.15%	Quarterly	2.86%	Semi-Annual	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	933	98,688
10-Year Interest Rate Swap, 08/09/50	3-Month LIBOR, 0.15%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	730	27,402

										3,314,284

Put
5-Year Interest Rate Swap, 11/17/26	(0.15%)	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	Barclays Bank PLC	11/15/21	(0.15)	EUR	12,150	40,948
10-Year Interest Rate Swap, 01/13/32	1.25%	Semi- Annual	6-Month JPY LIBOR, (0.07%)	Semi-Annual	Credit Suisse International	01/11/22	1.25	JPY	250,000	—
10-Year Interest Rate Swap, 02/24/32	1.55%	Semi- Annual	6-Month JPY LIBOR, (0.07%)	Semi-Annual	Credit Suisse International	02/22/22	1.55	JPY	250,000	—
10-Year Interest Rate Swap, 03/18/32	1.60%	Semi- Annual	6-Month JPY LIBOR, (0.07%)	Semi-Annual	JPMorgan Chase Bank N.A.	03/16/22	1.60	JPY	250,000	—
10-Year Interest Rate Swap, 04/06/32	1.45%	Semi- Annual	6-Month JPY LIBOR, (0.07%)	Semi-Annual	JPMorgan Chase Bank N.A.	04/04/22	1.45	JPY	250,000	—
5-Year Interest Rate Swap, 04/07/27	1.53%	Semi- Annual	3-Month LIBOR, 0.15%	Quarterly	JPMorgan Chase Bank N.A.	04/05/22	1.53	USD	6,960	43,889
5-Year Interest Rate Swap, 04/10/27	1.39%	Semi- Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	04/08/22	1.39	USD	13,700	113,551
10-Year Interest Rate Swap, 04/23/32	1.90%	Semi- Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	04/21/22	1.90	USD	92,900	1,217,773
15-Year Interest Rate Swap, 05/05/37	3.25%	Semi- Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	05/03/22	3.25	USD	4,050	7,577
30-Year Interest Rate Swap, 05/11/52	2.85%	Semi- Annual	3-Month LIBOR, 0.15%	Quarterly	Nomura International Plc	05/09/22	2.85	USD	4,750	31,422
10-Year Interest Rate Swap, 08/04/32	2.25%	Semi- Annual	3-Month LIBOR, 0.15%	Quarterly	JPMorgan Chase Bank N.A.	08/02/22	2.25	USD	4,160	41,070

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put (continued)
10-Year Interest Rate Swap, 08/10/32	2.25%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Barclays Bank PLC	08/08/22	2.25%	USD	4,270	$43,052
10-Year Interest Rate Swap, 03/09/34	2.98%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Barclays Bank PLC	03/07/24	2.98	USD	3,510	45,504
10-Year Interest Rate Swap, 03/14/34	2.95%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Barclays Bank PLC	03/12/24	2.95	USD	3,510	47,105
10-Year Interest Rate Swap, 06/15/34	2.50%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	06/13/24	2.50	USD	3,950	94,205
10-Year Interest Rate Swap, 06/22/34	2.50%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	2.50	USD	3,950	94,780
10-Year Interest Rate Swap, 06/26/34	1.97%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	06/24/24	1.97	USD	2,455	101,090
10-Year Interest Rate Swap, 06/30/34	2.00%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	06/28/24	2.00	USD	2,455	98,455
1-Year Interest Rate Swap, 02/26/26	1.60%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	02/24/25	1.60	USD	22,120	119,585
1-Year Interest Rate Swap, 02/26/26	1.62%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	02/24/25	1.62	USD	55,360	294,063
10-Year Interest Rate Swap, 02/27/35	1.49%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Citibank N.A.	02/25/25	1.49	USD	2,570	181,531
10-Year Interest Rate Swap, 05/02/35	0.89%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	04/30/25	0.89	USD	1,640	182,245
10-Year Interest Rate Swap, 06/06/35	1.28%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	06/04/25	1.28	USD	1,120	95,408
10-Year Interest Rate Swap, 06/07/35	1.43%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	UBS AG	06/05/25	1.43	USD	1,120	85,534
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	620	68,960
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,930	214,666
10-Year Interest Rate Swap, 04/09/36	2.60%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	04/07/26	2.60	USD	3,560	116,608
10-Year Interest Rate Swap, 04/14/37	3.00%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	JPMorgan Chase Bank N.A.	04/12/27	3.00	USD	2,590	71,092
10-Year Interest Rate Swap, 01/12/39	3.04%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Nomura International Plc	01/10/29	3.04	USD	1,000	31,252
10-Year Interest Rate Swap, 01/13/39	3.04%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	31,342
10-Year Interest Rate Swap, 01/31/39	3.08%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Barclays Bank PLC	01/29/29	3.08	USD	1,020	31,082
10-Year Interest Rate Swap, 08/09/40	1.05%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,210	137,339
20-Year Interest Rate Swap, 08/11/53	4.00%	Annual	6-Month EURIBOR, (0.52%)	Semi- Annual	Barclays Bank PLC	08/09/33	4.00	EUR	2,410	37,032
10-Year Interest Rate Swap, 04/29/48	2.99%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	JPMorgan Chase Bank N.A.	04/27/38	2.98	USD	910	34,466
10-Year Interest Rate Swap, 02/24/49	2.86%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	933	37,542
10-Year Interest Rate Swap, 08/09/50	0.91%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	730	76,978

										3,867,146

										$7,181,430

(a)	Forward settling swaption.

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
10-Year U.S. Treasury Note Future	60	07/23/21	USD	132.50	USD	7,945	$(30,938)

Put
10-Year U.S. Treasury Note Future	60	07/23/21	USD	130.50	USD	7,945	(3,750)
90-Day Eurodollar Future	229	09/10/21	USD	99.38	USD	23	(220,412)
90-Day Eurodollar Future	229	09/10/21	USD	99.75	USD	23	(70,131)

							(294,293)

							$(325,231)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration Date	Exercise Rate	Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency	Counterparty					Value
Call
10-Year Interest Rate Swap, 08/07/31	0.75%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	08/05/21	0.75%	USD	1,195	$(20)
10-Year Interest Rate Swap, 09/24/31	1.52%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Citibank N.A.	09/22/21	1.52	USD	5,730	(84,845)
10-Year Interest Rate Swap, 10/16/31	1.78%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	10/14/21	1.77	USD	3,040	(98,040)
2-Year Interest Rate Swap, 01/12/24	0.51%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Morgan Stanley & Co. International PLC	01/10/22	0.51	USD	38,450	(93,198)
10-Year Interest Rate Swap, 01/29/32	1.00%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	01/27/22	1.00	USD	3,880	(14,907)
10-Year Interest Rate Swap, 01/29/32	1.25%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	01/27/22	1.25	USD	3,560	(30,354)
10-Year Interest Rate Swap, 02/20/32	1.62%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	02/18/22	1.62	USD	3,350	(80,496)
2-Year Interest Rate Swap, 02/25/24	0.41%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	02/23/22	0.41	USD	38,130	(48,630)
2-Year Interest Rate Swap, 03/03/24	0.51%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	03/01/22	0.51	USD	33,910	(73,054)
2-Year Interest Rate Swap, 03/04/24	0.49%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	JPMorgan Chase Bank N.A.	03/02/22	0.49	USD	50,670	(97,804)
2-Year Interest Rate Swap, 03/05/24	0.52%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Citibank N.A.	03/03/22	0.52	USD	17,280	(38,531)
2-Year Interest Rate Swap, 03/23/24	0.56%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	03/21/22	0.56	USD	17,280	(45,268)
2-Year Interest Rate Swap, 03/25/24	0.57%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	03/23/22	0.57	USD	33,470	(89,753)
10-Year Interest Rate Swap, 04/23/32	1.25%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	04/21/22	1.25	USD	92,900	(952,498)
5-Year Interest Rate Swap, 04/24/27	0.90%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	04/22/22	0.90	USD	9,610	(45,565)
5-Year Interest Rate Swap, 04/30/27	0.90%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	04/28/22	0.90	USD	28,830	(136,824)
10-Year Interest Rate Swap, 05/04/32	0.74%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	05/02/22	0.74	USD	2,540	(6,622)
10-Year Interest Rate Swap, 06/09/32	1.40%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	JPMorgan Chase Bank N.A.	06/07/22	1.40	USD	4,475	(70,334)
10-Year Interest Rate Swap, 08/10/32	0.72%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	08/08/22	0.72	USD	485	(1,607)
10-Year Interest Rate Swap, 10/13/32	1.06%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Deutsche Bank AG	10/11/22	1.06	USD	2,780	(23,915)
10-Year Interest Rate Swap, 12/18/32	1.23%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.23	USD	2,560	(33,692)
10-Year Interest Rate Swap, 12/18/32	1.25%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.24	USD	2,560	(34,524)
10-Year Interest Rate Swap, 01/01/33	1.25%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Citibank N.A.	12/30/22	1.25	USD	2,820	(39,188)

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration Date	Exercise Rate	Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency	Counterparty					Value
Call (continued)
10-Year Interest Rate Swap, 01/11/33	1.44%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Barclays Bank PLC	01/09/23	1.44%	USD	5,090	$(100,342)
10-Year Interest Rate Swap, 03/03/33	2.01%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Bank of America N.A.	03/01/23	2.01	USD	5,170	(246,984)
10-Year Interest Rate Swap, 03/14/39	3.05%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	Barclays Bank PLC	03/12/29	3.05	USD	2,840	(326,302)

										(2,813,297)

Put
2-Year Interest Rate Swap, 07/03/23	6-Month EURIBOR, (0.52%)	Semi-Annual	0.00%	Annual	Barclays Bank PLC	07/01/21	—	EUR	5,230	—
2-Year Interest Rate Swap, 07/04/23	6-Month EURIBOR, (0.52%)	Semi-Annual	(0.05%)	Annual	Barclays Bank PLC	07/02/21	(0.05)	EUR	5,120	—
2-Year Interest Rate Swap, 07/21/23	6-Month EURIBOR, (0.52%)	Semi-Annual	0.00%	Annual	Barclays Bank PLC	07/19/21	—	EUR	5,270	—
10-Year Interest Rate Swap, 08/07/31	3-Month LIBOR, 0.15%	Quarterly	0.95%	Semi-Annual	Deutsche Bank AG	08/05/21	0.95	USD	2,390	(115,873)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.52%)	Semi-Annual	(0.25%)	Annual	Barclays Bank PLC	08/09/21	(0.25)	EUR	30,000	(79)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.52%)	Semi-Annual	(0.15%)	Annual	Barclays Bank PLC	08/09/21	(0.15)	EUR	12,480	(5)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.52%)	Semi-Annual	(0.15%)	Annual	Barclays Bank PLC	08/09/21	(0.15)	EUR	6,990	(3)
2-Year Interest Rate Swap, 09/05/23	6-Month EURIBOR, (0.52%)	Semi-Annual	(0.25%)	Annual	Barclays Bank PLC	09/03/21	(0.25)	EUR	22,950	(532)
5-Year Interest Rate Swap, 09/05/26	3-Month LIBOR, 0.15%	Quarterly	0.60%	Semi-Annual	Deutsche Bank AG	09/03/21	0.60	USD	10,390	(215,260)
10-Year Interest Rate Swap, 09/24/31	3-Month LIBOR, 0.15%	Quarterly	1.52%	Semi-Annual	Citibank N.A.	09/22/21	1.52	USD	5,730	(63,478)
10-Year Interest Rate Swap, 10/16/31	3-Month LIBOR, 0.15%	Quarterly	1.78%	Semi-Annual	Goldman Sachs Bank USA	10/14/21	1.77	USD	3,040	(17,135)
2-Year Interest Rate Swap, 12/08/23	3-Month LIBOR, 0.15%	Quarterly	0.50%	Semi-Annual	Barclays Bank PLC	12/06/21	0.50	USD	14,380	(29,237)
2-Year Interest Rate Swap, 12/12/23	3-Month LIBOR, 0.15%	Quarterly	0.45%	Semi-Annual	Deutsche Bank AG	12/10/21	0.45	USD	14,430	(36,829)
10-Year Interest Rate Swap, 01/12/32	3-Month LIBOR, 0.15%	Quarterly	1.15%	Semi-Annual	Bank of America N.A.	01/10/22	1.15	USD	1,400	(60,102)
2-Year Interest Rate Swap, 01/12/24	3-Month LIBOR, 0.15%	Quarterly	0.51%	Semi-Annual	Morgan Stanley & Co. International PLC	01/10/22	0.51	USD	38,450	(103,580)
10-Year Interest Rate Swap, 01/29/32	3-Month LIBOR, 0.15%	Quarterly	1.25%	Semi-Annual	Bank of America N.A.	01/27/22	1.25	USD	3,560	(132,437)
10-Year Interest Rate Swap, 01/29/32	3-Month LIBOR, 0.15%	Quarterly	1.50%	Semi-Annual	Deutsche Bank AG	01/27/22	1.50	USD	3,880	(86,847)
10-Year Interest Rate Swap, 02/09/32	3-Month LIBOR, 0.15%	Quarterly	0.68%	Semi-Annual	Deutsche Bank AG	02/07/22	0.68	USD	2,870	(241,617)
10-Year Interest Rate Swap, 02/20/32	3-Month LIBOR, 0.15%	Quarterly	1.62%	Semi-Annual	Bank of America N.A.	02/18/22	1.62	USD	3,350	(62,458)
2-Year Interest Rate Swap, 02/27/24	3-Month LIBOR, 0.15%	Quarterly	0.75%	Semi-Annual	Deutsche Bank AG	02/25/22	0.75	USD	38,130	(78,060)
10-Year Interest Rate Swap, 03/02/32	3-Month LIBOR, 0.15%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	02/28/22	1.60	USD	2,840	(57,048)
2-Year Interest Rate Swap, 03/03/24	3-Month LIBOR, 0.15%	Quarterly	0.51%	Semi-Annual	Deutsche Bank AG	03/01/22	0.51	USD	33,910	(129,572)
2-Year Interest Rate Swap, 03/04/24	3-Month LIBOR, 0.15%	Quarterly	0.49%	Semi-Annual	JPMorgan Chase Bank N.A.	03/02/22	0.49	USD	50,670	(205,702)

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration Date	Exercise Rate	Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency	Counterparty					Value
Put (continued)
10-Year Interest Rate Swap, 03/05/32	3-Month LIBOR, 0.15%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	03/03/22	1.60%	USD	2,840	$(57,752)
2-Year Interest Rate Swap, 03/05/24	3-Month LIBOR, 0.15%	Quarterly	0.52%	Semi-Annual	Citibank N.A.	03/03/22	0.52	USD	17,280	(65,297)
2-Year Interest Rate Swap, 03/23/24	3-Month LIBOR, 0.15%	Quarterly	0.56%	Semi-Annual	Deutsche Bank AG	03/21/22	0.56	USD	17,280	(65,366)
2-Year Interest Rate Swap, 03/25/24	3-Month LIBOR, 0.15%	Quarterly	0.57%	Semi-Annual	Deutsche Bank AG	03/23/22	0.57	USD	33,470	(125,585)
10-Year Interest Rate Swap, 05/04/32	3-Month LIBOR, 0.15%	Quarterly	0.74%	Semi-Annual	Deutsche Bank AG	05/02/22	0.74	USD	2,540	(213,074)
5-Year Interest Rate Swap, 05/05/27	3-Month LIBOR, 0.15%	Quarterly	3.25%	Semi-Annual	Goldman Sachs Bank USA	05/03/22	3.25	USD	10,130	(5,699)
10-Year Interest Rate Swap, 05/11/32	3-Month LIBOR, 0.15%	Quarterly	2.75%	Semi-Annual	Nomura International Plc	05/09/22	2.75	USD	10,350	(29,619)
10-Year Interest Rate Swap, 06/09/32	3-Month LIBOR, 0.15%	Quarterly	2.40%	Semi-Annual	JPMorgan Chase Bank N.A.	06/07/22	2.40	USD	4,475	(27,313)
10-Year Interest Rate Swap, 08/04/32	3-Month LIBOR, 0.15%	Quarterly	2.75%	Semi-Annual	JPMorgan Chase Bank N.A.	08/02/22	2.75	USD	4,160	(17,865)
10-Year Interest Rate Swap, 08/04/32	3-Month LIBOR, 0.15%	Quarterly	3.25%	Semi-Annual	JPMorgan Chase Bank N.A.	08/02/22	3.25	USD	4,160	(8,224)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.15%	Quarterly	0.72%	Semi-Annual	Deutsche Bank AG	08/08/22	0.72	USD	485	(44,323)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.15%	Quarterly	2.75%	Semi-Annual	Barclays Bank PLC	08/08/22	2.75	USD	4,270	(18,858)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.15%	Quarterly	3.25%	Semi-Annual	Barclays Bank PLC	08/08/22	3.25	USD	4,270	(8,735)
10-Year Interest Rate Swap, 10/13/32	3-Month LIBOR, 0.15%	Quarterly	1.06%	Semi-Annual	Deutsche Bank AG	10/11/22	1.06	USD	2,780	(185,922)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.15%	Quarterly	1.23%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.23	USD	2,560	(150,121)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.15%	Quarterly	1.25%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.24	USD	2,560	(147,961)
10-Year Interest Rate Swap, 01/01/33	3-Month LIBOR, 0.15%	Quarterly	1.25%	Semi-Annual	Citibank N.A.	12/30/22	1.25	USD	2,820	(163,476)
10-Year Interest Rate Swap, 01/11/33	3-Month LIBOR, 0.15%	Quarterly	1.44%	Semi-Annual	Barclays Bank PLC	01/09/23	1.44	USD	5,090	(238,783)
10-Year Interest Rate Swap, 03/03/33	3-Month LIBOR, 0.15%	Quarterly	2.01%	Semi-Annual	Bank of America N.A.	03/01/23	2.01	USD	5,170	(122,704)
10-Year Interest Rate Swap, 05/17/33	6-Month EURIBOR, (0.52%)	Semi-Annual	0.70%	Annual	Barclays Bank PLC	05/15/23	0.70	EUR	6,070	(103,529)
10-Year Interest Rate Swap, 06/15/34	3-Month LIBOR, 0.15%	Quarterly	3.00%	Semi-Annual	Morgan Stanley & Co. International PLC	06/13/24	3.00	USD	3,950	(56,351)
10-Year Interest Rate Swap, 06/15/34	3-Month LIBOR, 0.15%	Quarterly	3.50%	Semi-Annual	Morgan Stanley & Co. International PLC	06/13/24	3.50	USD	3,950	(34,239)
10-Year Interest Rate Swap, 06/22/34	3-Month LIBOR, 0.15%	Quarterly	3.00%	Semi-Annual	Morgan Stanley & Co. International PLC	06/20/24	3.00	USD	3,950	(56,779)
10-Year Interest Rate Swap, 06/22/34	3-Month LIBOR, 0.15%	Quarterly	3.50%	Semi-Annual	Morgan Stanley & Co. International PLC	06/20/24	3.50	USD	3,950	(34,542)
10-Year Interest Rate Swap, 08/22/34	3-Month LIBOR, 0.15%	Quarterly	2.25%	Semi-Annual	Morgan Stanley & Co. International PLC	08/20/24	2.25	USD	4,410	(143,063)
10-Year Interest Rate Swap, 03/14/39	3-Month LIBOR, 0.15%	Quarterly	3.05%	Semi-Annual	Barclays Bank PLC	03/12/29	3.05	USD	2,840	(89,177)

										(3,850,211)

										$(6,663,508)

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.36.V1	5.00%	Quarterly	06/20/26	USD	12,090	$(1,254,710)	$(1,076,170)	$(178,540)
CDX.NA.IG.36.V1	1.00	Quarterly	06/20/26	USD	48,380	(1,246,209)	(998,258)	(247,951)

						$(2,500,919)	$(2,074,428)	$(426,491)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 0.15%	Quarterly	1.07%	Semi-Annual	N/A		03/01/23	USD	3,350	$56,868	$33	$56,835
3-Month LIBOR, 0.15%	Quarterly	1.10%	Semi-Annual	N/A		03/01/23	USD	13,390	234,939	133	234,806
3-Month LIBOR, 0.15%	Quarterly	0.88%	Semi-Annual	N/A		03/02/23	USD	6,665	88,421	66	88,355
3-Month LIBOR, 0.15%	Quarterly	0.88%	Semi-Annual	N/A		03/02/23	USD	6,700	88,416	66	88,350
3-Month LIBOR, 0.15%	Quarterly	0.90%	Semi-Annual	N/A		03/02/23	USD	2,230	30,588	22	30,566
3-Month LIBOR, 0.15%	Quarterly	0.98%	Semi-Annual	N/A		03/02/23	USD	3,360	51,131	33	51,098
3-Month LIBOR, 0.15%	Quarterly	0.99%	Semi-Annual	N/A		03/02/23	USD	3,360	51,702	33	51,669
0.12%	Annual	6-Month GBP LIBOR, 3.69%	Annual	N/A		04/09/23	GBP	37,430	39,479	(224)	39,703
3-Month CAD BA, 1.35%	Semi-Annual	0.64%	Semi-Annual	N/A		04/21/23	CAD	21,590	(31,322)	102	(31,424)
0.28%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		04/23/23	USD	19,040	(488)	(1,106)	618
3-Month LIBOR, 0.15%	Quarterly	0.25%	Semi-Annual	07/08/22	(a)	07/08/23	USD	5,380	(11,771)	58	(11,829)
1.61%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	11/01/21	(a)	11/01/23	USD	3,260	(76,237)	38	(76,275)
0.40%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	11/22/22	(a)	11/22/23	USD	2,280	6,317	25	6,292
3-Month LIBOR, 0.15%	Quarterly	0.34%	Semi-Annual	12/13/21	(a)	12/13/23	USD	1,190	(3,432)	14	(3,446)
3-Month LIBOR, 0.15%	Quarterly	0.45%	Semi-Annual	03/01/22	(a)	03/01/24	USD	5,850	(16,930)	70	(17,000)
0.73%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	06/21/22	(a)	06/21/24	USD	8,740	4,691	105	4,586
0.74%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	06/23/22	(a)	06/23/24	USD	480	170	6	164
3-Month LIBOR, 0.15%	Quarterly	0.45%	Semi-Annual	N/A		11/12/25	USD	4,330	(75,808)	51	(75,859)
3-Month LIBOR, 0.15%	Quarterly	0.48%	Semi-Annual	N/A		01/21/26	USD	7,710	(132,104)	95	(132,199)
1.54%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	02/25/25	(a)	02/25/26	USD	7,420	5,767	80	5,687
1.71%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	03/06/25	(a)	03/06/26	USD	3,630	(3,183)	39	(3,222)
6-Month EURIBOR, (0.52%)	Semi-Annual	(0.15%)	Annual	11/16/21	(a)	11/16/26	EUR	6,070	19,859	113	19,746
0.65%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	04/20/22	(a)	04/20/27	USD	530	15,127	7	15,120
1.29%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	04/20/22	(a)	04/20/27	USD	3,520	(8,635)	48	(8,683)
1.31%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	04/29/22	(a)	04/29/27	USD	60	(190)	1	(191)
1.36%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	06/20/22	(a)	06/20/27	USD	1,100	(3,355)	15	(3,370)
0.50%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		08/19/27	USD	1,310	47,226	17	47,209
0.84%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		11/15/27	USD	7,990	149,533	112	149,421
1.27%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	06/30/21	(a)	02/15/28	USD	7,600	(41,495)	111	(41,606)
0.19%	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	N/A		01/16/30	EUR	1,600	(35,987)	289	(36,276)
1.31%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/27/30	USD	60	42	1	41
0.68%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		09/16/30	USD	2,760	173,013	40	172,973
0.53%	Quarterly	3-Month LIBOR, 0.15%	Quarterly	N/A		10/21/30	USD	101	5,425	—	5,425
3-Month LIBOR, 0.15%	Quarterly	0.56%	Quarterly	N/A		10/21/30	USD	101	(5,621)	—	(5,621)
0.65%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		11/04/30	USD	2,740	186,793	40	186,753
0.96%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		11/12/30	USD	2,270	92,598	35	92,563
0.95%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		12/04/30	USD	1,620	68,588	25	68,563
1.02%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		01/08/31	USD	1,790	60,034	28	60,006
1.09%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		01/12/31	USD	1,790	47,584	28	47,556
1.16%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/04/31	USD	500	10,348	8	10,340
1.17%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/04/31	USD	1,800	36,752	28	36,724
1.18%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		02/04/31	USD	1,340	26,204	21	26,183
1.68%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	09/30/21	(a)	02/15/31	USD	5,700	(101,761)	(626)	(101,135)
2.79%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		03/10/31	USD	5,266	(701,418)	83	(701,501)
1.58%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		03/12/31	USD	640	(11,126)	10	(11,136)
1.77%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		03/22/31	USD	880	(31,214)	14	(31,228)
3-Month LIBOR, 0.15%	Quarterly	2.45%	Semi-Annual	N/A		05/18/31	USD	860	82,841	13	82,828
0.76%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		06/03/31	USD	3,648	238,832	57	238,775
1.56%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		06/18/31	USD	1,800	(18,486)	29	(18,515)
3-Month LIBOR, 0.15%	Quarterly	2.10%	Semi-Annual	N/A		06/22/31	USD	430	26,458	7	26,451

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 0.15%	Quarterly	0.72%	Semi-Annual	07/01/21	(a)	07/01/31	USD	2,450	$(174,677)	$40	$(174,717)
3-Month LIBOR, 0.15%	Quarterly	1.18%	Semi-Annual	07/28/21	(a)	07/28/31	USD	1,640	(46,676)	27	(46,703)
3-Month LIBOR, 0.15%	Quarterly	1.59%	Semi-Annual	12/29/21	(a)	12/29/31	USD	2,180	5,915	36	5,879
0.80%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	02/08/22	(a)	02/08/32	USD	60	4,453	1	4,452
1.65%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	02/22/22	(a)	02/22/32	USD	3,520	(20,959)	57	(21,016)
3-Month LIBOR, 0.15%	Quarterly	1.83%	Semi-Annual	04/29/22	(a)	04/29/32	USD	1,610	30,775	26	30,749
0.77%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	05/06/22	(a)	05/06/32	USD	2,650	215,458	42	215,416
0.85%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	08/15/22	(a)	08/15/32	USD	16,460	1,294,570	68,203	1,226,367
3-Month LIBOR, 0.15%	Quarterly	2.08%	Semi-Annual	05/05/23	(a)	05/05/33	USD	810	19,917	13	19,904
0.44%	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	05/16/23	(a)	05/16/33	EUR	2,140	(24,876)	47	(24,923)
3-Month LIBOR, 0.15%	Quarterly	2.15%	Semi-Annual	05/16/23	(a)	05/16/33	USD	2,770	85,685	45	85,640
2.33%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	06/24/24	(a)	06/24/34	USD	310	(10,881)	5	(10,886)
1.65%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	08/22/24	(a)	08/22/34	USD	1,355	38,092	21	38,071
2.82%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	04/04/29	(a)	04/04/39	USD	1,560	(94,967)	24	(94,991)
1.01%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	04/02/30	(a)	04/02/40	USD	4,100	367,935	66	367,869
3-Month LIBOR, 0.15%	Quarterly	1.78%	Semi-Annual	09/30/21	(a)	02/15/47	USD	2,240	4,032	49	3,983
3-Month LIBOR, 0.15%	Quarterly	1.80%	Semi-Annual	09/30/21	(a)	02/15/47	USD	2,080	9,053	45	9,008
1.90%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	09/30/21	(a)	02/15/47	USD	2,530	(48,678)	55	(48,733)
2.10%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	09/30/21	(a)	02/15/47	USD	7,330	(458,319)	(1,087)	(457,232)
3.02%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	12/08/38	(a)	12/08/48	USD	400	(29,840)	6	(29,846)
2.38%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	07/05/39	(a)	07/05/49	USD	620	(18,360)	10	(18,370)
1.71%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	08/16/39	(a)	08/16/49	USD	600	10,324	9	10,315
1.78%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	08/16/39	(a)	08/16/49	USD	500	5,973	8	5,965
1.67%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	08/17/39	(a)	08/17/49	USD	460	9,284	7	9,277
1.25%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		03/06/50	USD	460	57,846	10	57,836
1.10%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A		11/25/50	USD	750	124,541	17	124,524
3-Month LIBOR, 0.15%	Quarterly	1.93%	Semi-Annual	12/01/26	(a)	12/01/56	USD	110	(214)	2	(216)

									$1,990,589	$68,077	$1,922,512

(a)	Forward Swap.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Adler Real Estate AG	5.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	BB+	EUR	10	$1,450	$1,542	$(92)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B	EUR	10	1,436	1,190	246
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	NR	USD	5,000	(689,554)	(491,506)	(198,048)
CMBX.NA.8	3.00	Monthly	Credit Suisse International	10/17/57	NR	USD	2,500	(344,777)	(243,137)	(101,640)
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	NR	USD	5,550	(765,405)	(715,534)	(49,871)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(386,335)	(527,073)	140,738
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	2,500	(193,167)	(263,536)	70,369
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(386,335)	(527,023)	140,688
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	2,15	(166,356)	(238,529)	72,173

								$(2,929,043)	$(3,003,606)	$74,563

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.

(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$71,120	$(2,077,471)	$4,160,661	$(2,664,640)	$—
OTC Swaps	2,732	(3,006,338)	424,214	(349,651)	—
Options Written	N/A	N/A	1,983,119	(1,751,063)	(6,988,739)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,630,258	$—	$1,630,258
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	252,099	—	—	252,099
Options purchased(b)
Investments at value — unaffiliated(c)	—	—	—	—	7,526,430	—	7,526,430
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	4,160,661	—	4,160,661
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	426,946	—	—	—	—	426,946

	$—	$426,946	$—	$252,099	$13,317,349	$—	$13,996,394

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$330,022	$—	$330,022
Options written
Options written at value	—	—	—	—	6,988,739	—	6,988,739
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	426,491	—	—	2,238,149	—	2,664,640
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,355,989	—	—	—	—	3,355,989

	$—	$3,782,480	$—	$—	$9,556,910	$—	$13,339,390

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$249,694	$—	$249,694
Forward foreign currency exchange contracts	—	—	—	(119,321)	—	—	(119,321)
Options purchased(a)	—	—	—	—	7,376,132	—	7,376,132
Options written	—	—	—	—	1,242,302	—	1,242,302
Swaps	—	(73,802)	—	—	(600,171)	—	(673,973)

	$—	$(73,802)	$—	$ (119,321)	$8,267,957	$—	$8,074,834

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$1,755,592	$—	$1,755,592

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$548,116	$—	$—	$548,116
Options purchased(b)	—	—	—	—	(1,470,824)	—	(1,470,824)
Options written	—	—	—	—	(2,579,293)	—	(2,579,293)
Swaps	—	1,016,543	—	—	1,206,367	—	2,222,910

	$—	$1,016,543	$—	$548,116	$ (1,088,158)	$—	$476,501

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$72,517,346
Average notional value of contracts — short	$289,058,497
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$12,531,426
Options
Average value of option contracts purchased	$431,025
Average value of option contracts written	$333,038
Average notional value of swaption contracts purchased	$471,527,326
Average notional value of swaption contracts written	$1,125,315,850
Credit default swaps
Average notional value — buy protection	$58,815,000
Average notional value — sell protection	$31,476,585
Interest rate swaps
Average notional value — pays fixed rate	$188,442,064
Average notional value — receives fixed rate	$103,940,596

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$254,220		$116,256
Forward foreign currency exchange contracts	252,099		—
Options(a)	7,526,430	(b)	6,988,739
Swaps — centrally cleared	—		291,452
Swaps — OTC(c)	426,946		3,355,989

Total derivative assets and liabilities in the Statements of Assets and Liabilities	8,459,695		10,752,436

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(599,220)		(732,939)

Total derivative assets and liabilities subject to an MNA	$7,860,475		$10,019,497

(a)	Includes forward settling swaptions.
(b)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	(b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$453,226	$(453,226)	$—	$—		$—
Barclays Bank PLC	1,286,249	(1,286,249)	—	—		—
BNP Paribas S.A.	113,597	—	—	—		113,597

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offse	t(a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Citibank N.A.	$256,608	$(256,608)		$—	$—	$—
Credit Suisse International	351,795	(351,795)		—	—	—
Deutsche Bank AG	1,992,088	(1,992,088)		—	—	—
Goldman Sachs Bank USA	564,267	(535,802)		—	—	28,465
JPMorgan Chase Bank N.A.	583,079	(427,242)		—	(100,000)	55,837
Morgan Stanley & Co. International PLC	1,959,344	(1,525,778)		—	(410,000)	23,566
Nomura International Plc	176,941	(29,619)		—	—	147,322
State Street Bank and Trust Co.	6,311	—		—	—	6,311
UBS AG	116,970	—		—	—	116,970

	$7,860,475	$(6,858,407)		$—	$(510,000)	$492,068

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged (e)	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities	(f)
Bank of America N.A.	$917,944	$(453,226)		$—	$(464,718)	$—
Barclays Bank PLC	1,605,136	(1,286,249)		(318,887)	—	—
Citibank N.A.	454,815	(256,608)		—	—	198,207
Credit Suisse International	1,662,409	(351,795)		—	(1,310,614)	—
Deutsche Bank AG	2,860,752	(1,992,088)		—	(430,000)	438,664
Goldman Sachs Bank USA	535,802	(535,802)		—	—	—
JPMorgan Chase Bank N.A.	427,242	(427,242)		—	—	—
Morgan Stanley & Co. International PLC	1,525,778	(1,525,778)		—	—	—
Nomura International Plc	29,619	(29,619)		—	—	—

	$10,019,497	$(6,858,407)		$(318,887)	$(2,205,332)	$636,871

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$69,195,476	$6,274,261	$75,469,737
Common Stocks
Energy Equipment & Services	—	—	8,021	8,021
Oil, Gas & Consumable Fuels	135,613	143,374	—	278,987
Corporate Bonds
Advertising Agencies	—	668,452	—	668,452
Aerospace & Defense	—	14,729,849	—	14,729,849
Airlines	—	11,159,943	—	11,159,943
Auto Components	—	4,167,035	—	4,167,035
Automobiles	—	9,304,639	—	9,304,639
Banks	—	15,273,287	—	15,273,287

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Beverages	$—	$9,577,571	$—	$9,577,571
Biotechnology	—	1,976,458	—	1,976,458
Building Materials	—	2,195,528	—	2,195,528
Building Products	—	5,517,200	—	5,517,200
Capital Markets	—	19,687,025	—	19,687,025
Chemicals	—	4,713,325	—	4,713,325
Commercial Services & Supplies	—	1,755,855	—	1,755,855
Communications Equipment	—	1,545,785	—	1,545,785
Construction & Engineering	—	4,605,743	—	4,605,743
Construction Materials	—	2,061,162	—	2,061,162
Consumer Discretionary	—	4,555,307	—	4,555,307
Consumer Finance	—	8,067,733	—	8,067,733
Containers & Packaging	—	2,596,954	—	2,596,954
Diversified Consumer Services	—	5,438,033	—	5,438,033
Diversified Financial Services	—	37,024,045	—	37,024,045
Diversified Telecommunication Services	—	35,255,896	—	35,255,896
Education	—	293,335	—	293,335
Electric Utilities	—	28,461,756	—	28,461,756
Electrical Equipment	—	315,462	—	315,462
Electronic Equipment, Instruments & Components	—	2,996,144	—	2,996,144
Energy Equipment & Services	—	2,558,916	392,527	2,951,443
Environmental, Maintenance, & Security Service	—	1,691,182	—	1,691,182
Equity Real Estate Investment Trusts (REITs)	—	11,643,415	—	11,643,415
Food & Staples Retailing	—	5,030,744	—	5,030,744
Food Products	—	2,085,728	—	2,085,728
Gas Utilities	—	149,674	—	149,674
Health Care Equipment & Supplies	—	2,828,511	—	2,828,511
Health Care Providers & Services	—	16,845,719	—	16,845,719
Health Care Technology	—	2,293,107	—	2,293,107
Hotels, Restaurants & Leisure	—	14,524,302	3,928,706	18,453,008
Household Durables	—	2,333,708	—	2,333,708
Household Products	—	48,720	—	48,720
Independent Power and Renewable Electricity Producers	—	3,285,119	—	3,285,119
Insurance	—	26,327,170	—	26,327,170
Interactive Media & Services	—	1,831,190	—	1,831,190
Internet Software & Services	—	3,305,890	—	3,305,890
IT Services	—	6,100,241	—	6,100,241
Leisure Products	—	500,850	—	500,850
Machinery	—	2,328,530	—	2,328,530
Media	—	48,169,772	—	48,169,772
Metals & Mining	—	8,572,545	—	8,572,545
Mortgage Real Estate Investment Trusts (REITs)	—	115,374	—	115,374
Multi-line Retail	—	286,090	—	286,090
Multi-Utilities	—	1,376,908	—	1,376,908
Offshore Drilling & Other Services	—	713,834	—	713,834
Oil, Gas & Consumable Fuels	115,848	63,405,619	1,687,243	65,208,710
Personal Products	—	81,620	—	81,620
Pharmaceuticals	—	21,148,370	—	21,148,370
Producer Durables: Miscellaneous	—	5,641,874	—	5,641,874
Real Estate Management & Development	—	29,420,590	—	29,420,590
Road & Rail	—	9,070,147	—	9,070,147
Semiconductors & Semiconductor Equipment	—	6,936,234	—	6,936,234
Software	—	9,742,377	—	9,742,377
Specialty Retail	—	2,859,813	—	2,859,813
Technology Hardware, Storage & Peripherals	—	3,184,625	—	3,184,625
Textiles, Apparel & Luxury Goods	—	213,389	—	213,389
Thrifts & Mortgage Finance	—	606,770	—	606,770
Tobacco	—	7,470,383	—	7,470,383
Transportation	—	123,377	—	123,377
Transportation Infrastructure	—	2,618,098	786,503	3,404,601
Utilities	—	10,703,972	—	10,703,972
Wireless Telecommunication Services	—	11,605,376	—	11,605,376
Floating Rate Loan Interests	—	23,613,419	1,116,984	24,730,403

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Foreign Agency Obligations	$—	$30,885,486	$—	$30,885,486
Municipal Bonds	—	27,504,983	—	27,504,983
Non-Agency Mortgage-Backed Securities	—	51,266,450	—	51,266,450
Preferred Securities
Capital Trusts	—	47,355,191	—	47,355,191
Preferred Stocks
Capital Markets	4,485,858	—	—	4,485,858
Thrifts & Mortgage Finance	—	21,300	—	21,300
Trust Preferred	825,366	—	—	825,366
U.S. Government Sponsored Agency Securities	—	111,266,916	—	111,266,916
U.S. Treasury Obligations	—	342,784,062	—	342,784,062
Short-Term Securities
Money Market Funds	13,822,437	—	—	13,822,437
U.S. Treasury Obligations	—	2,815,580	—	2,815,580
Options Purchased
Interest Rate Contracts	345,000	7,181,430	—	7,526,430
Unfunded Floating Rate Loan Interests(a)	—	4	—	4

	$19,730,122	$1,297,757,066	$14,194,245	$1,331,681,433

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$424,214	$—	$424,214
Foreign Currency Exchange Contracts	—	252,099	—	252,099
Interest Rate Contracts	1,630,258	4,160,661	—	5,790,919
Liabilities
Credit Contracts	—	(776,142)	—	(776,142)
Interest Rate Contracts	(655,253)	(8,901,657)	—	(9,556,910)

	$975,005	$(4,840,825)	$—	$(3,865,820)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $466,168,595 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets
Opening balance, as of December 31, 2020	$27,859	$21,047	$7,038,030	$617,454	$7,704,390
Transfers into Level 3	1,286,514	—	—	—	1,286,514
Transfers out of Level 3	—	—	—	(245,481)	(245,481)
Accrued discounts/premiums	(50,989)	—	7,601	845	(42,543)
Net realized gain (loss)	—	—	771	35	806
Net change in unrealized appreciation (depreciation)(a)(b)	50,893	(13,026)	(196,849)	18,059	(140,923)
Purchases	4,959,984	—	6,891	727,530	5,694,405
Sales	—	—	(61,465)	(1,458)	(62,923)

Closing balance, as of June 30, 2021	$6,274,261	$8,021	$6,794,979	$1,116,984	$14,194,245

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(b)	$50,893	$(13,026)	$(196,849)	$18,059	$(140,923)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as level 3 at period end.

See notes to financial statements.

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class ER, (3 mo. EURIBOR + 6.45%), 6.45%, 04/15/34(a)	EUR	203	$238,755
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class B, (3 mo. LIBOR US + 1.80%), 1.96%, 05/15/30(a)(b)	USD	500	497,534
Aurium CLO II DAC, Series 2X, Class ERR, (3 mo. EURIBOR + 6.08%), 0.48%, 06/22/34(a)(c)	EUR	100	116,204
BBAM European CLO I DAC, Series 1X, Class ER, (3 mo. EURIBOR + 5.91%), 5.91%, 07/22/34(a)	.	100	117,389
CVC Cordatus Loan Fund XX DAC, Series 20X, Class E, (3 mo. EURIBOR + 5.61%), 5.61%, 06/22/34(a)		100	115,036
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, (3 mo. LIBOR US + 1.95%), 2.13%, 07/15/31(a)(b)	USD	250	250,016
Greene King Finance PLC(a) Series B1, (3 mo. LIBOR GBP + 1.80%), 1.88%, 12/15/34.	GBP	100	116,311
Series B2, (3 mo. LIBOR GBP + 2.08%), 2.16%, 03/15/36.		100	113,491
Invesco Euro CLO, Series 6X, Class E, (3 mo. EURIBOR + 5.99%), 1.00%, 07/15/34(a)(c)	EUR	100	116,796
Northwoods Capital 21 Euro DAC, Series 2020- 21X, Class ER, (3 mo. EURIBOR + 6.06%), 6.06%, 07/22/34(a)		100	115,611
Northwoods Capital 23 Euro DAC, Series 2021- 23X, Class E, (3 mo. EURIBOR + 6.21%), 6.21%, 03/15/34(a)		100	116,568
OCP Euro CLO DAC, Series 2019-3X, Class ER, (3 mo. EURIBOR + 6.02%), 6.02%, 04/20/33(a)	.	100	115,892
Providus Clo III DAC, Series 3X, Class ER, (3 mo. EURIBOR + 6.26%), 5.46%, 07/18/34(a)(c)		100	117,389
Rockfield Park CLO, Class D, (3 mo. EURIBOR + 5.95%), 5.41%, 07/16/34(a)(c)		100	117,389
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32	GBP	500	836,888
Voya CLO, Class ER, (3 mo. EURIBOR + 6.02%),, 5.48%, 07/15/35(a)(c)	EUR	100	117,389

Total Asset-Backed Securities — 0.2% (Cost: $3,103,856)			3,218,658

		Shares

Common Stocks

Auto Components — 0.0%
Lear Corp.		227	39,789

Building Products — 0.0%
AZEK Co., Inc.(d)		1,120	47,555

Chemicals — 0.4%
Atotech Ltd.(d)		6,328	161,554
Diversey Holdings Ltd.(d)		121,750	2,180,542
Element Solutions, Inc.		140,511	3,285,147

			5,627,243

Security	Shares	Value

Communications Equipment — 0.1%
CommScope Holding Co., Inc.(d)	50,688	$1,080,161

Consumer Finance — 0.0%
Ally Financial, Inc.	1	50

Diversified Financial Services(e) — 0.0%
Kcad Holdings I Ltd.	2,223,465,984	22,235
UCI International Remainco LLC	109,729	1

		22,236

Diversified Telecommunication Services — 0.0%
Telecom Italia SpA/Milano	181,833	96,453

Electrical Equipment — 0.1%
Sensata Technologies Holding PLC(d)	25,492	1,477,771

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(e)	5,062	74,918

Entertainment — 0.1%
Live Nation Entertainment, Inc.(d)	14,544	1,273,909

Equity Real Estate Investment Trusts (REITs) — 0.7%
Gaming and Leisure Properties, Inc.	84,514	3,915,534
VICI Properties, Inc.	198,954	6,171,553

		10,087,087

Hotels, Restaurants & Leisure — 0.1%
Aramark	28,378	1,057,080

Life Sciences Tools & Services(d) — 0.3%
Avantor, Inc.	85,049	3,020,090
Syneos Health, Inc.	23,297	2,084,848

		5,104,938

Media(d) — 0.1%
Clear Channel Outdoor Holdings, Inc.	482,919	1,274,906
Emmis Communications Corp., Class A	7,210	19,828
Mediaco Holding, Inc., Class A	912	3,283

		1,298,017

Metals & Mining — 0.2%
Constellium SE(d)	168,859	3,199,878

Oil, Gas & Consumable Fuels — 1.6%
Cheniere Energy Partners LP	3,259	144,341
Chesapeake Energy Corp.	131,803	6,843,212
ConocoPhillips	19,844	1,208,500
Devon Energy Corp.	51,892	1,514,727
Diamondback Energy, Inc.	19,884	1,866,909
Energy Transfer LP	103,557	1,100,811
Enterprise Products Partners LP	60,737	1,465,584
EQT Corp.(d)	43,680	972,317
Extraction Oil & Gas, Inc.(d)	28,971	1,590,798
Extraction Oil & Gas, Inc., (Acquired 03/05/21,
Cost: $408,744)(f)	27,964	1,529,105
Kinder Morgan, Inc.	24,441	445,559
Plains All American Pipeline LP	203,230	2,308,693
SM Energy Co.	85,171	2,097,762
Western Midstream Partners LP	13,487	288,891
Williams Cos., Inc.	16,617	441,181

		23,818,390

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Road & Rail — 0.0%
Uber Technologies, Inc.(d)		16,970	$850,536

Semiconductors & Semiconductor Equipment(d) — 0.0%
Maxeon Solar Technologies Ltd.		128	2,743
SunPower Corp.		1,025	29,951

			32,694

Total Common Stocks — 3.7% (Cost: $63,162,755)			55,188,705

		Par (000)

Corporate Bonds

Aerospace & Defense — 4.7%
Amsted Industries, Inc., 5.63%, 07/01/27(b)	USD	890	937,838
Boeing Co., 5.93%, 05/01/60		5,000	6,904,293
Bombardier, Inc.(b)
7.50%, 12/01/24		1,274	1,331,330
7.50%, 03/15/25		449	461,729
7.13%, 06/15/26		3,536	3,702,192
7.88%, 04/15/27		2,792	2,896,700
7.45%, 05/01/34		234	250,380
EnPro Industries, Inc., 5.75%, 10/15/26		2,192	2,311,683
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)		2,295	2,363,850
Howmet Aerospace, Inc., 5.13%, 10/01/24		44	48,565
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		1,810	1,893,712
Rolls-Royce PLC
4.63%, 02/16/26	EUR	100	129,306
5.75%, 10/15/27(b)	USD	3,113	3,428,938
Spirit AeroSystems, Inc., 5.50%, 01/15/25(b)		926	983,875
SSL Robotics LLC, 9.75%, 12/31/23(b)		501	552,869
TransDigm, Inc.
8.00%, 12/15/25(b)		1,221	1,319,291
6.25%, 03/15/26(b)		31,017	32,722,935
6.38%, 06/15/26		638	660,949
7.50%, 03/15/27		445	473,369
4.63%, 01/15/29(b)		1,492	1,492,522
4.88%, 05/01/29(b)		1,665	1,680,818
Triumph Group, Inc., 8.88%, 06/01/24(b)		3,769	4,193,012

			70,740,156
Airlines — 2.5%
Air France-KLM, 3.88%, 07/01/26(c)	EUR	100	116,740
American Airlines, Inc., 11.75%, 07/15/25(b)	USD	3,818	4,791,590
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
5.50%, 04/20/26		2,875	3,043,906
5.75%, 04/20/29		4,499	4,864,868
Delta Air Lines, Inc., 7.00%, 05/01/25(b)		1,917	2,237,117
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(b)		3,066	3,408,649
Deutsche Lufthansa AG
2.88%, 02/11/25	EUR	100	120,671
3.75%, 02/11/28		200	244,288
Finnair OYJ, 4.25%, 05/19/25		200	241,893

Security		Par (000)	Value

Airlines (continued)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(b)	USD	1,377	$1,478,361
International Consolidated Airlines Group SA 2.75%, 03/25/25	EUR	200	237,152
3.75%, 03/25/29		100	118,871
Series IAG, 1.13%, 05/18/28(g)		200	225,793
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)	USD	5,288	5,822,088
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(b)		216	244,276
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27		4,714	5,230,039
Series 2020-1, Class B, 4.88%, 07/15/27		272	288,148
United Airlines, Inc.(b) 4.38%, 04/15/26		2,515	2,603,478
4.63%, 04/15/29		2,352	2,434,320

			37,752,248
Auto Components — 2.0%
Adient US LLC, 9.00%, 04/15/25(b)		1,088	1,198,160
Clarios Global LP, 6.75%, 05/15/25(b)		1,189	1,266,261
Clarios Global LP/Clarios US Finance Co. 4.38%, 05/15/26	EUR	301	369,181
6.25%, 05/15/26(b)	USD	5,385	5,736,694
8.50%, 05/15/27(b)		9,577	10,440,846
Dana Financing Luxembourg Sarl, 3.00%, 07/15/29	EUR	100	121,545
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)	USD	2,020	2,176,550
Faurecia SE 3.75%, 06/15/28	EUR	100	124,803
2.38%, 06/15/29		100	120,749
Goodyear Tire & Rubber Co. 9.50%, 05/31/25	USD	1,085	1,211,131
5.00%, 07/15/29(b)		724	758,028
5.25%, 07/15/31(b)		2,313	2,417,085
5.63%, 04/30/33		1,772	1,868,929
Grupo Antolin-Irausa SA, 3.50%, 04/30/28	EUR	146	172,575
IHO Verwaltungs GmbH, (4.63% PIK), 3.88%, 05/15/27(h)		100	122,106
Meritor, Inc., 4.50%, 12/15/28(b)	USD	383	388,266
Tenneco, Inc., 7.88%, 01/15/29(b)		292	329,779
Titan International, Inc., 7.00%, 04/30/28(b)		612	640,305
ZF Europe Finance BV, 2.00%, 02/23/26	EUR	100	119,777
ZF Finance GmbH 3.00%, 09/21/25		200	251,336
2.00%, 05/06/27		200	238,336
2.75%, 05/25/27		100	123,170

			30,195,612
Automobiles — 1.9%
Allison Transmission, Inc.(b) 5.88%, 06/01/29	USD	1,991	2,180,145
3.75%, 01/30/31		1,362	1,338,669
Asbury Automotive Group, Inc. 4.50%, 03/01/28		751	771,653
4.75%, 03/01/30		732	764,940
Carvana Co., 5.50%, 04/15/27(b)		1,614	1,666,826

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobiles (continued)
Ford Motor Co. 4.75%, 01/15/43	USD	426	$452,625
5.29%, 12/08/46		532	594,180
Ford Motor Credit Co. LLC 3.81%, 01/09/24		2,063	2,157,135
4.69%, 06/09/25		200	216,500
5.13%, 06/16/25		1,751	1,928,289
4.13%, 08/04/25		2,166	2,314,891
3.25%, 09/15/25	EUR	100	127,023
3.38%, 11/13/25	USD	489	507,069
2.33%, 11/25/25	EUR	300	367,475
4.39%, 01/08/26	USD	507	547,560
4.13%, 08/17/27		644	683,141
3.82%, 11/02/27		200	208,324
2.90%, 02/16/28		1,644	1,636,207
5.11%, 05/03/29		978	1,094,851
4.00%, 11/13/30		1,221	1,278,998
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)		243	247,253
Jaguar Land Rover Automotive PLC 4.50%, 01/15/26	EUR	100	125,664
6.88%, 11/15/26		100	137,862
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)	USD	680	693,600
LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)		1,218	1,248,450
Lithia Motors, Inc., 3.88%, 06/01/29(b)		721	747,353
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		574	572,565
Penske Automotive Group, Inc. 3.50%, 09/01/25		1,101	1,140,416
3.75%, 06/15/29		377	379,353
RCI Banque SA, (5 year EUR Swap + 2.85%), 2.63%, 02/18/30(a)	EUR	100	119,336
Renault SA, 2.38%, 05/25/26		100	120,176
Volvo Car AB, 2.50%, 10/07/27		100	129,637
Wabash National Corp., 5.50%, 10/01/25(b)	USD	2,154	2,197,080

			28,695,246
Banks — 0.7%
Banca Monte dei Paschi di Siena SpA 2.63%, 04/28/25	EUR	125	150,283
(5 year EUR Swap + 8.92%), 8.50%, 09/10/30(a)		100	108,793
Banco Bilbao Vizcaya Argentaria SA, Series .,
(5 year EUR Swap + 6.46%), 6.00%(a)(i)		200	270,873
Banco BPM SpA(a)
(5 year EUR Swap + 3.17%), 2.88%, 06/29/31		275	325,674
(5 year EUR Swap + 5.42%), 5.00%, 09/14/30		100	129,542
Banco de Sabadell SA, (5 year EUR Swap + 2.20%), 2.00%, 01/17/30(a)		300	351,278
Banco Espirito Santo SA(d)(j) 4.75%, 01/15/22		1,900	315,410
4.00%, 01/21/22		1,100	182,606
Bank of Cyprus Pcl, (5 year EUR Swap + 2.79%), 2.50%, 06/24/27(a)		200	232,454
CIT Group, Inc. 5.00%, 08/01/23	USD	313	338,431
6.00%, 04/01/36		3,261	3,815,370
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(a)(i)	EUR	200	261,433
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27		100	127,940

Security		Par (000)	Value

Banks (continued)
HSBC Bank PLC, Series 1M, (6 mo. LIBOR US + 0.25%), 0.42%(a)(i)	USD	170	$159,202
Intesa Sanpaolo SpA 5.15%, 06/10/30	GBP	125	196,909
4.20%, 06/01/32(b)	USD	855	876,170
4.95%, 06/01/42(b)		630	652,380
(5 year EUR Swap + 5.75%), 5.88%, 03/04/29(a)	EUR	200	266,137
Wells Fargo & Co., (5 year CMT + 3.45%), 3.90%(a)(i)	USD	2,130	2,205,189

			10,966,074
Beverages — 2.1%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(h)		5,290	5,554,657
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 2.00%, 09/01/28	EUR	148	175,898
3.00%, 09/01/29		143	169,201
4.00%, 09/01/29(b)	USD	5,195	5,151,232
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(b) 4.13%, 08/15/26		1,138	1,174,985
4.75%, 07/15/27	GBP	427	601,301
5.25%, 08/15/27	USD	3,429	3,497,580
Canpack SA/Eastern PA Land Investment Holding LLC, 3.13%, 11/01/25(b)		584	593,600
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		155	189,875
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)		2,321	2,344,210
Silgan Holdings, Inc., 4.13%, 02/01/28		51	52,913
Triton Water Holdings, Inc., 6.25%, 04/01/29(b)		693	694,733
Trivium Packaging Finance BV 3.75%, 08/15/26	EUR	116	139,445
5.50%, 08/15/26(b)	USD	2,693	2,829,535
8.50%, 08/15/27(b)		7,641	8,307,295

			31,476,460
Biotechnology — 0.1%
Cidron Aida Finco Sarl 5.00%, 04/01/28	EUR	105	126,216
6.25%, 04/01/28	GBP	133	187,659
Emergent BioSolutions, Inc., 3.88%, 08/15/28(b)	USD	393	384,951

			698,826
Building Materials — 1.3%
APi Group DE, Inc., 4.13%, 07/15/29(b)		727	722,914
Builders FirstSource, Inc., 6.75%, 06/01/27(b)		610	653,462
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(b)		1,977	2,120,332
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)		1,519	1,574,064
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(b)		1,490	1,605,475
Griffon Corp., 5.75%, 03/01/28		456	484,500
HT Troplast GmbH, 9.25%, 07/15/25	EUR	128	167,961
James Hardie International Finance DAC, 5.00%, 01/15/28(b)	USD	458	485,061
Jeld-Wen, Inc.(b) 6.25%, 05/15/25		852	908,667
4.63%, 12/15/25		321	327,022
4.88%, 12/15/27		99	102,883

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Materials (continued)
Masonite International Corp.(b)
5.75%, 09/15/26	USD	701	$725,535
5.38%, 02/01/28		239	253,264
Patrick Industries, Inc., 4.75%, 05/01/29(b)		354	351,787
PCF GmbH
4.75%, 04/15/26	EUR	100	120,979
(3 mo. EURIBOR + 4.75%), 4.75%, 04/15/26(a)		100	119,843
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)	USD	2,633	2,790,980
Standard Industries, Inc.
2.25%, 11/21/26	EUR	134	158,039
5.00%, 02/15/27(b)	USD	576	596,520
4.38%, 07/15/30(b)		2,327	2,399,719
3.38%, 01/15/31(b)		1,025	981,140
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		923	980,623
Victors Merger Corp., 6.38%, 05/15/29(b)		1,088	1,096,160

			19,726,930

Building Products(b) — 1.1%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		1,464	1,519,661
Ambience Merger Sub, Inc., 7.13%, 07/15/29(c)		428	432,280
BCPE Ulysses Intermediate, Inc., (7.75% Cash or 8.50% PIK), 7.75%, 04/01/27(h)		752	770,800
Beacon Roofing Supply, Inc., 4.13%, 05/15/29		552	550,590
Foundation Building Materials, Inc., 6.00%, 03/01/29		1,097	1,086,030
GYP Holdings III Corp., 4.63%, 05/01/29		1,296	1,300,860
LBM Acquisition LLC, 6.25%, 01/15/29(c)		2,713	2,733,890
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		1,617	1,693,347
SRS Distribution, Inc., 6.13%, 07/01/29		1,994	2,052,045
White Cap Buyer LLC, 6.88%, 10/15/28		2,589	2,770,877
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26(h)		1,165	1,205,379

			16,115,759

Capital Markets — 1.8%
Aretec Escrow Issuer, Inc., 7.50%, 04/01/29(b)		613	630,054
Blackstone CQP Holdco LP, 5.50%, 05/24/31		2,021	2,105,862
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(a)(i)		4,775	4,884,825
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)		1,414	1,470,560
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Fin, 3.88%, 02/15/26(b)		397	410,680
ESC Lehman Brothers Holding Production, 1.00%(i)		1,535	10,745
Hightower Holding LLC, 6.75%, 04/15/29(b)		620	632,400
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		591	617,595
6.25%, 05/15/26		3,129	3,319,869
5.25%, 05/15/27(b)		1,448	1,495,060
5.25%, 05/15/27		848	875,556
4.38%, 02/01/29(b)		1,029	1,023,855
Lehman Brothers Holding Escrow, 1.00%(i)		430	3,010
Lehman Brothers Holdings, Inc.
1.00%, 02/05/22	EUR	3,950	49,647
4.75%, 01/16/49		1,890	23,531
5.38%, 10/17/49(d)(j)		350	4,316

Security		Par (000)	Value

Capital Markets (continued)
NFP Corp.(b)
4.88%, 08/15/28	USD	1,490	$1,514,049
6.88%, 08/15/28		5,098	5,366,716
Ontex Group NV, 3.50%, 07/15/26(c)	EUR	114	135,007
Owl Rock Technology Finance Corp., 3.75%, 06/17/26(b)	USD	700	736,052
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)		803	838,131

			26,147,520

Chemicals — 2.1%
Ashland Services BV, 2.00%, 01/30/28	EUR	251	301,503
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)	USD	922	901,255
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)		376	393,860
Chemours Co.
4.00%, 05/15/26	EUR	200	242,633
5.75%, 11/15/28(b)	USD	609	651,490
Element Solutions, Inc., 3.88%, 09/01/28(b)		6,655	6,790,096
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		791	813,583
HB Fuller Co., 4.25%, 10/15/28		541	559,140
Herens Holdco Sarl, 4.75%, 05/15/28(b)		1,756	1,747,220
Herens Midco Sarl, 5.25%, 05/15/29	EUR	202	234,404
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)	USD	1,692	1,886,614
Ingevity Corp., 3.88%, 11/01/28(b)		494	490,295
Kraton Polymers LLC/Kraton Polymers Capital Corp., 5.25%, 05/15/26	EUR	100	121,539
Minerals Technologies, Inc., 5.00%, 07/01/28(b)	USD	878	912,857
Monitchem HoldCo 2 SA, 9.50%, 09/15/26	EUR	100	128,506
Monitchem HoldCo 3 SA, 5.25%, 03/15/25		222	271,139
Nobian Finance BV, 3.63%, 07/15/26(c)		100	118,172
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	456	481,080
OCI NV, 5.25%, 11/01/24(b)		1,096	1,129,647
PQ Corp., 5.75%, 12/15/25(b)		3,618	3,712,972
SCIH Salt Holdings, Inc.(b)
4.88%, 05/01/28		1,761	1,760,789
6.63%, 05/01/29		990	992,475
Scotts Miracle-Gro Co., 4.00%, 04/01/31(b)		1,457	1,452,454
Valvoline, Inc., 3.63%, 06/15/31(b)		6	6,000
WESCO Distribution, Inc.(b)
7.13%, 06/15/25		1,940	2,096,558
7.25%, 06/15/28		2,744	3,056,404

			31,252,685

Commercial Services & Supplies — 1.3%
ADT Security Corp., 4.88%, 07/15/32(b)		1,262	1,329,820
AMN Healthcare, Inc., 4.00%, 04/15/29(b)		502	505,547
APX Group, Inc.
7.88%, 12/01/22		840	843,150
8.50%, 11/01/24		274	286,330
6.75%, 02/15/27(b)		1,620	1,727,244
ASGN, Inc., 4.63%, 05/15/28(b)		351	367,662
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(b)		588	612,255
EC Finance PLC, 2.38%, 11/15/22	EUR	100	116,796
Fortress Transportation & Infrastructure Investors LLC(b)
6.50%, 10/01/25	USD	386	400,958
9.75%, 08/01/27		261	301,781
5.50%, 05/01/28		1,773	1,846,136

62	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Herc Holdings, Inc., 5.50%, 07/15/27(b)	USD	2,667	$2,811,605
House of Finance NV, 4.38%, 07/15/26	EUR	100	120,354
Intertrust Group BV, 3.38%, 11/15/25		200	241,893
Loxam SAS 4.25%, 04/15/24		100	119,595
3.25%, 01/14/25		268	319,942
3.75%, 07/15/26		115	139,361
Metis Merger Sub LLC, 6.50%, 05/15/29(b)	USD	1,185	1,167,047
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)		1,697	1,771,244
Paprec Holding SA, 3.50%, 07/01/28(c)	EUR	100	118,271
Prime Security Services Borrower LLC/Prime Finance, Inc.(b) 5.75%, 04/15/26	USD	653	721,350
3.38%, 08/31/27		339	328,830
6.25%, 01/15/28		1,100	1,170,125
TMS International Corp., 6.25%, 04/15/29(b)		593	622,650
United Rentals North America, Inc., 5.25%, 01/15/30		496	543,313
Verisure Holding AB, 3.88%, 07/15/26	EUR	140	169,626
Verisure Midholding AB, 5.25%, 02/15/29		181	220,523

			18,923,408

Communications Equipment — 1.1%
Avaya, Inc., 6.13%, 09/15/28(b)	USD	3,320	3,553,396
CommScope Technologies LLC(b) 6.00%, 06/15/25		1,701	1,737,146
5.00%, 03/15/27		1,438	1,472,153
CommScope, Inc.(b) 5.50%, 03/01/24		1,041	1,070,929
6.00%, 03/01/26		853	900,512
8.25%, 03/01/27		168	179,558
7.13%, 07/01/28		1,167	1,264,736
Nokia OYJ 3.38%, 06/12/22		714	727,634
4.38%, 06/12/27		439	484,924
ViaSat, Inc.(b) 5.63%, 04/15/27		2,857	2,982,222
6.50%, 07/15/28		2,431	2,592,564

			16,965,774

Construction & Engineering — 0.2%
SRS Distribution, Inc., 4.63%, 07/01/28(b)		2,397	2,450,932

Construction Materials(b) — 1.1%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/28		357	365,821
3.88%, 11/15/29		757	752,269
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		601	615,484
Core & Main LP, 6.13%, 08/15/25		7,720	7,874,400
H&E Equipment Services, Inc., 3.88%, 12/15/28		508	499,872
IAA, Inc., 5.50%, 06/15/27		1,538	1,614,469
Picasso Finance Sub, Inc., 6.13%, 06/15/25		1,652	1,746,577
Williams Scotsman International, Inc., 4.63%, 08/15/28		1,256	1,297,071
Winnebago Industries, Inc., 6.25%, 07/15/28		703	757,483
Wolverine Escrow LLC 8.50%, 11/15/24		309	299,730
9.00%, 11/15/26		629	613,275

			16,436,451

Consumer Discretionary — 2.5%
Carnival Corp. 11.50%, 04/01/23(b)		3,079	3,465,107

Security	Par (000)		Value

Consumer Discretionary (continued)
Carnival Corp. (continued) 10.13%, 02/01/26	EUR	201	$277,959
10.50%, 02/01/26(b)	USD	1,296	1,508,868
7.63%, 03/01/26	EUR	128	168,028
5.75%, 03/01/27(b)	USD	7,750	8,118,125
9.88%, 08/01/27(b)		1,154	1,347,295
CoreLogic, Inc., 4.50%, 05/01/28(b)		2,233	2,213,461
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(b)		772	804,810
Life Time, Inc.(b) 5.75%, 01/15/26		1,808	1,873,540
8.00%, 04/15/26		1,258	1,340,701
NCL Corp. Ltd.(b) 10.25%, 02/01/26		632	734,700
5.88%, 03/15/26		1,397	1,463,357
NCL Finance Ltd., 6.13%, 03/15/28(b)		1,930	2,022,543
Nielsen Finance LLC/Nielsen Finance Co.(b) 5.63%, 10/01/28		1,905	2,011,851
5.88%, 10/01/30		1,365	1,485,698
4.75%, 07/15/31		917	919,293
Royal Caribbean Cruises Ltd.(b) 10.88%, 06/01/23		565	643,394
9.13%, 06/15/23		884	970,190
11.50%, 06/01/25		1,215	1,400,287
5.50%, 04/01/28		3,250	3,403,725
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	200	244,524
Viking Cruises Ltd., 7.00%, 02/15/29(b)	USD	244	253,865
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		973	982,730

			37,654,051

Consumer Finance — 2.1%
Encore Capital Group, Inc. 4.88%, 10/15/25	EUR	100	125,245
5.38%, 02/15/26	GBP	100	145,765
4.25%, 06/01/28		159	219,945
Iron Mountain UK PLC, 3.88%, 11/15/25		200	279,869
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)	USD	2,165	2,175,630
Navient Corp. 6.13%, 03/25/24		1,359	1,466,714
5.88%, 10/25/24		665	717,369
5.00%, 03/15/27		42	43,460
Nexi SpA, Series ., 0.00%, 02/24/28(g)(k)	EUR	100	119,729
OneMain Finance Corp. 6.88%, 03/15/25	USD	585	660,231
7.13%, 03/15/26		2,395	2,789,480
3.50%, 01/15/27		1,678	1,690,585
6.63%, 01/15/28		720	825,379
5.38%, 11/15/29		51	55,475
4.00%, 09/15/30		17	16,851
Sabre GLBL, Inc.(b) 9.25%, 04/15/25		2,638	3,136,134
7.38%, 09/01/25		1,322	1,437,675
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		1,814	1,893,363
Square, Inc., 3.50%, 06/01/31(b)		3,411	3,440,846
Verscend Escrow Corp., 9.75%, 08/15/26(b)		9,470	9,979,012

			31,218,757

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging — 0.6%
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	USD	498	$534,105
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		439	455,550
Graham Packaging Co., Inc., 7.13%, 08/15/28(b)		554	596,935
Graphic Packaging International LLC(b)
4.75%, 07/15/27		574	620,138
3.50%, 03/15/28		67	67,503
3.50%, 03/01/29		156	154,549
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28(b)		843	876,720
Intertape Polymer Group, Inc., 4.38%, 06/15/29(b)		741	751,407
Kleopatra Finco Sarl, 4.25%, 03/01/26	EUR	100	119,032
LABL Escrow Issuer LLC(b)
6.75%, 07/15/26	USD	2,208	2,355,340
10.50%, 07/15/27		944	1,040,760
Sealed Air Corp.(b)
5.13%, 12/01/24		142	154,602
4.00%, 12/01/27		412	438,265

			8,164,906

Diversified Consumer Services — 3.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26		8,733	9,258,989
9.75%, 07/15/27		3,625	3,992,031
6.00%, 06/01/29		2,563	2,598,344
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
3.63%, 06/01/28	EUR	117	137,609
4.63%, 06/01/28(b)	USD	7,261	7,274,873
4.88%, 06/01/28	GBP	100	137,237
Ascend Learning LLC, 6.88%, 08/01/25(b)	USD	4,706	4,785,488
Bidfair Holdings, Inc., 5.88%, 06/01/29(b)		1,436	1,457,540
Brink’s Co., 5.50%, 07/15/25(b)		281	298,387
Clarivate Science Holdings Corp.(b)
3.88%, 06/30/28		2,076	2,094,912
4.88%, 06/30/29		2,855	2,929,944
Garda World Security Corp.(b)
4.63%, 02/15/27		1,802	1,811,010
9.50%, 11/01/27		1,130	1,251,475
Graham Holdings Co., 5.75%, 06/01/26(b)		705	733,200
Rekeep SpA, 7.25%, 02/01/26	EUR	200	255,245
Service Corp. International
5.13%, 06/01/29	USD	269	291,865
3.38%, 08/15/30		456	446,789
4.00%, 05/15/31		1,990	2,031,143
Sotheby’s, 7.38%, 10/15/27(b)		2,688	2,899,680

			44,685,761

Diversified Financial Services — 1.6%
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 05/01/28(b)		2,232	2,224,991
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	225	313,194
Barclays PLC, 5.20%, 05/12/26	USD	800	913,712
Central Garden & Pet Co.
4.13%, 10/15/30		1,036	1,058,015
4.13%, 04/30/31(b)		1,080	1,092,150
Citigroup, Inc., Series W, (5 year CMT + 3.60%), 4.00%(a)(i)		855	883,856

Security		Par (000)	Value

Diversified Financial Services (continued)
Fairstone Financial, Inc., 7.88%, 07/15/24(b)	USD	852	$888,210
Garfunkelux Holdco 3 SA 6.75%, 11/01/25	EUR	300	370,490
7.75%, 11/01/25	GBP	100	144,002
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(h)	USD	1,760	1,768,780
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(a)(i)		3,780	4,040,291
HSBC Holdings PLC, (5 year CMT + 3.65%), 4.60%(a)(i)		445	461,687
HSE Finance Sarl, 5.63%, 10/15/26	EUR	100	121,907
Intrum AB
4.88%, 08/15/25		100	124,516
3.50%, 07/15/26		201	242,816
ION Trading Technologies Sarl, 5.75%, 05/15/28(b)	USD	1,068	1,108,835
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b)
5.25%, 03/15/22		264	265,320
4.25%, 02/01/27		1,504	1,501,872
4.75%, 06/15/29		759	759,000
ProGroup AG, 3.00%, 03/31/26	EUR	100	119,761
Spectrum Brands, Inc.(b) 5.00%, 10/01/29	USD	566	599,960
5.50%, 07/15/30		792	853,380
3.88%, 03/15/31		544	534,551
UBS Group AG, (5 year CMT + 3.31%), 4.38%(a)(b)(i)		950	970,615
UniCredit SpA(a)
(5 year EUR Swap + 2.80%), 2.73%, 01/15/32	EUR	200	242,408
(5 year EURIBOR ICE Swap Rate + 4.74%), 4.88%, 02/20/29		200	258,370
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/26(b)	USD	1,303	1,360,462

			23,223,151

Diversified Telecommunication Services — 4.2%
Cincinnati Bell, Inc.(b) 7.00%, 07/15/24		1,479	1,517,824
8.00%, 10/15/25		408	428,910
Consolidated Communications, Inc., 6.50%, 10/01/28(b)		2,224	2,392,468
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)		370	382,125
Level 3 Financing, Inc.(b) 4.63%, 09/15/27		489	507,543
4.25%, 07/01/28		2,722	2,762,177
3.75%, 07/15/29		1,434	1,394,565
Lumen Technologies, Inc.
5.13%, 12/15/26(b)		3,481	3,615,889
4.00%, 02/15/27(b)		1,809	1,845,180
4.50%, 01/15/29(b)		2,668	2,603,835
5.38%, 06/15/29(b)		2,454	2,489,301
Series P, 7.60%, 09/15/39		696	791,700
Series U, 7.65%, 03/15/42		1,361	1,527,723
Series W, 6.75%, 12/01/23		1,228	1,361,827
Series Y, 7.50%, 04/01/24		1,254	1,407,615
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(h)		117	119,995
SoftBank Group Corp.
2.37%, 07/06/24	EUR	149	176,677
4.75%, 07/30/25		269	350,863
3.13%, 09/19/25		207	252,814

64	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
SoftBank Group Corp. (continued)
3.13%, 01/06/27	EUR	118	$139,919
5.00%, 04/15/28		300	397,928
3.63%, 07/06/29		100	118,575
4.00%, 09/19/29		100	125,035
(5 year USD ICE Swap + 4.23%), 6.00%(a)(i)	USD	464	468,686
Sprint Capital Corp.
6.88%, 11/15/28		4,319	5,539,117
8.75%, 03/15/32		7,033	10,690,160
Switch Ltd.(b)
3.75%, 09/15/28		2,001	2,026,012
4.13%, 06/15/29		1,204	1,235,605
Telecom Italia Capital SA
6.38%, 11/15/33		1,521	1,813,793
6.00%, 09/30/34		2,322	2,679,007
7.20%, 07/18/36		266	343,140
7.72%, 06/04/38		251	342,181
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	83	144,141
Telecom Italia SpA
4.00%, 04/11/24		139	177,794
5.30%, 05/30/24(b)	USD	522	571,433
2.75%, 04/15/25	EUR	239	298,627
3.00%, 09/30/25		100	126,814
1.63%, 01/18/29		210	244,726
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)	USD	1,949	1,944,127
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27		1,252	1,243,386
6.13%, 03/01/28		6,026	6,154,052

			62,753,289

Electric Utilities — 0.9%
Edison International, (5 year CMT + 4.70%), 5.38%(a)(i)		2,200	2,216,060
FirstEnergy Corp.
2.65%, 03/01/30		142	141,428
Series B, 4.40%, 07/15/27		697	757,988
Series B, 2.25%, 09/01/30		117	112,182
Series C, 7.38%, 11/15/31		235	321,835
Series C, 5.35%, 07/15/47		2,644	3,172,800
Series C, 3.40%, 03/01/50		1,203	1,175,932
FirstEnergy Transmission LLC(b)
5.45%, 07/15/44		1,953	2,436,869
4.55%, 04/01/49		814	954,710
NextEra Energy Operating Partners LP, 4.25%, 07/15/24(b)		337	355,535
PG&E Corp., 5.25%, 07/01/30		1,265	1,277,017
Pike Corp., 5.50%, 09/01/28(b)		874	908,960

			13,831,316

Electrical Equipment(b) — 0.2%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		1,964	2,057,320
GrafTech Finance, Inc., 4.63%, 12/15/28		717	735,821

			2,793,141

Electronic Equipment, Instruments & Components — 0.7%
Belden, Inc., 3.88%, 03/15/28	EUR	100	123,577
Brightstar Escrow Corp., 9.75%, 10/15/25(b)	USD	477	513,371
BWX Technologies, Inc.(b)
5.38%, 07/15/26		200	205,290
4.13%, 06/30/28		1,344	1,369,200
4.13%, 04/15/29		991	1,008,343
CDW LLC/CDW Finance Corp., 3.25%, 02/15/29		1,556	1,576,539

Security		Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
Energizer Gamma Acquisition BV, 3.50%, 06/30/29	EUR	118	$139,356
Energizer Holdings, Inc.(b) 4.75%, 06/15/28	USD	714	731,672
4.38%, 03/31/29		96	96,099
Imola Merger Corp., 4.75%, 05/15/29(b)		3,443	3,541,986
Xerox Corp., 4.80%, 03/01/35		1,375	1,380,156

			10,685,589

Energy Equipment & Services — 1.0%
Archrock Partners LP/Archrock Partners Finance Corp.(b) 6.88%, 04/01/27		799	847,939
6.25%, 04/01/28		2,258	2,357,149
ChampionX Corp., 6.38%, 05/01/26		889	931,139
Pioneer Energy Services Corp.(b)(e)(h) (11.00% Cash or 11.00% PIK), 11.00%, 05/15/25		1,998	2,013,547
(5.00% PIK), 5.00%, 11/15/25(g)		1,484	1,647,032
TechnipFMC PLC, 6.50%, 02/01/26(b)		1,745	1,884,191
USA Compression Partners LP/USA Compression Finance Corp. 6.88%, 04/01/26		2,237	2,343,257
6.88%, 09/01/27		2,109	2,253,003

			14,277,257

Environmental, Maintenance, & Security Service — 1.1%
Clean Harbors, Inc.(b) 4.88%, 07/15/27		678	710,205
5.13%, 07/15/29		1,069	1,162,537
Covanta Holding Corp., 5.00%, 09/01/30		779	817,950
GFL Environmental, Inc.(b) 4.25%, 06/01/25		487	507,230
3.75%, 08/01/25		842	865,155
5.13%, 12/15/26		2,531	2,677,596
4.00%, 08/01/28		1,780	1,758,373
3.50%, 09/01/28		1,002	999,495
4.75%, 06/15/29		2,120	2,201,196
Stericycle, Inc., 3.88%, 01/15/29(b)		828	826,369
Tervita Corp., 11.00%, 12/01/25(b)		692	774,853
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		2,432	2,510,432

			15,811,391

Equity Real Estate Investment Trusts (REITs) — 2.3%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(b)		1,701	1,788,176
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(b)		901	920,029
Diversified Healthcare Trust, 9.75%, 06/15/25		1,006	1,114,145
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)		1,172	1,159,982
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26(b)		1,082	1,090,115
Iron Mountain, Inc.(b) 5.25%, 07/15/30		1,823	1,929,791
5.63%, 07/15/32		1,570	1,680,402
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.63%, 05/01/24		1,472	1,594,106
4.63%, 06/15/25(b)		1,948	2,081,185
4.50%, 09/01/26		2,274	2,427,495
5.75%, 02/01/27		117	130,177

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (continued)
3.88%, 02/15/29(b)	USD	1,583	$1,607,647
MPT Operating Partnership LP/MPT Finance Corp.
2.50%, 03/24/26	GBP	100	140,899
5.00%, 10/15/27	USD	187	198,237
4.63%, 08/01/29		2,863	3,064,727
3.38%, 04/24/30	GBP	100	142,893
3.50%, 03/15/31	USD	3,974	4,013,700
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		3,304	3,393,373
4.50%, 02/15/29(b)		997	997,818
RLJ Lodging Trust LP, 3.75%, 07/01/26(b)		750	757,500
Service Properties Trust
4.50%, 06/15/23		220	225,500
4.35%, 10/01/24		217	218,519
7.50%, 09/15/25		1,798	2,035,693
5.50%, 12/15/27		658	702,237
Starwood Property Trust, Inc., 5.00%, 12/15/21		1,027	1,032,135
XHR LP, 4.88%, 06/01/29(b)		345	356,213

			34,802,694

Food & Staples Retailing — 2.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b) 3.25%, 03/15/26		1,678	1,701,912
4.63%, 01/15/27		1,668	1,744,645
5.88%, 02/15/28		2,805	3,022,093
4.88%, 02/15/30		349	372,212
Bellis Acquisition Co. PLC, 3.25%, 02/16/26	GBP	110	152,353
Casino Guichard Perrachon SA, 5.25%, 04/15/27	EUR	117	141,854
Iceland Bondco PLC
4.63%, 03/15/25	GBP	100	136,082
4.38%, 05/15/28		146	190,030
Ingles Markets, Inc., 4.00%, 06/15/31(b)	USD	204	203,745
Kraft Heinz Foods Co.
4.25%, 03/01/31		3,132	3,557,917
6.88%, 01/26/39		1,474	2,117,268
4.63%, 10/01/39		497	578,839
6.50%, 02/09/40		980	1,361,000
5.00%, 06/04/42		15	18,316
5.20%, 07/15/45		626	777,142
4.38%, 06/01/46		1,874	2,123,614
4.88%, 10/01/49		4,869	5,910,729
5.50%, 06/01/50		6,564	8,518,449
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)		906	1,002,263
Picard Groupe SAS, (3 mo. EURIBOR + 3.00%), 3.00%, 11/30/23(a)	EUR	300	355,399
Post Holdings, Inc.(b)
5.75%, 03/01/27	USD	4	4,185
5.63%, 01/15/28		484	513,040
5.50%, 12/15/29		40	42,850
4.50%, 09/15/31		1,454	1,451,601
Premier Foods Finance PLC, 3.50%, 10/15/26	GBP	100	138,330
Quatrim SASU, 5.88%, 01/15/24	EUR	200	246,368
TreeHouse Foods, Inc., 4.00%, 09/01/28	USD	405	401,963
U.S. Foods, Inc., 6.25%, 04/15/25(b)		841	891,460

Security		Par (000)	Value

Food & Staples Retailing (continued)
United Natural Foods, Inc., 6.75%, 10/15/28(b)	USD	487	$524,090
US Foods, Inc., 4.75%, 02/15/29(b)		1,671	1,704,420

			39,904,169

Food Products — 0.9%
Aramark Services, Inc.(b) 5.00%, 04/01/25		20	20,500
6.38%, 05/01/25		1,371	1,456,688
5.00%, 02/01/28		914	957,141
Chobani LLC/Chobani Finance Corp., Inc.(b) 7.50%, 04/15/25		2,200	2,288,902
4.63%, 11/15/28		1,375	1,424,844
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(b)		1,116	1,220,625
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(b) 6.50%, 04/15/29		1,978	2,222,797
3.75%, 12/01/31		2,118	2,167,243
Picard Groupe SAS, 3.88%, 07/01/26(c)	EUR	112	132,804
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(b)	USD	1,452	1,464,618
Tereos Finance Groupe I SA, 7.50%, 10/30/25	EUR	100	126,710

			13,482,872

Gas Utilities(b) — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31	USD	924	945,945
Superior Plus LP/Superior General Partner, Inc., 4.50%, 03/15/29		268	276,045

			1,221,990

Health Care Equipment & Supplies(b) — 0.9%
Avantor Funding, Inc., 4.63%, 07/15/28		5,020	5,299,965
Hologic, Inc., 3.25%, 02/15/29		561	556,091
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 7.38%, 06/01/25		1,882	2,020,798
7.25%, 02/01/28		4,799	5,241,708

			13,118,562

Health Care Providers & Services — 6.2%
Acadia Healthcare Co., Inc.(b) 5.50%, 07/01/28		1,071	1,143,293
5.00%, 04/15/29		834	869,795
AdaptHealth LLC(b) 6.13%, 08/01/28		744	792,278
4.63%, 08/01/29		637	644,963
AHP Health Partners, Inc.(b) 9.75%, 07/15/26		1,561	1,679,324
5.75%, 07/15/29(c)		1,558	1,579,423
Centene Corp. 4.25%, 12/15/27		870	916,763
2.45%, 07/15/28(c)		4,463	4,523,250
4.63%, 12/15/29		5,577	6,133,417
3.00%, 10/15/30		4,054	4,164,593
2.50%, 03/01/31		5,807	5,727,154
CHS/Community Health Systems, Inc.(b) 6.63%, 02/15/25		3,611	3,818,596
8.00%, 03/15/26		5,819	6,269,972
5.63%, 03/15/27		3,610	3,853,675

66	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc.(b) (continued) 6.00%, 01/15/29	USD	3,005	$3,215,350
6.88%, 04/15/29		964	1,008,797
6.13%, 04/01/30		1,421	1,442,315
DaVita, Inc., 4.63%, 06/01/30(b)		704	723,867
Encompass Health Corp. 4.50%, 02/01/28		348	361,040
4.75%, 02/01/30		1,972	2,095,250
4.63%, 04/01/31		1,035	1,108,951
HCA, Inc. 5.38%, 02/01/25		294	331,632
5.88%, 02/15/26		142	164,102
5.63%, 09/01/28		1,761	2,086,785
3.50%, 09/01/30		5,230	5,571,885
Legacy LifePoint Health LLC(b) 6.75%, 04/15/25		1,050	1,118,933
4.38%, 02/15/27		420	425,040
LifePoint Health, Inc., 5.38%, 01/15/29(b)		1,220	1,189,500
ModivCare, Inc., 5.88%, 11/15/25(b)		391	418,370
Molina Healthcare, Inc.(b) 4.38%, 06/15/28		1,896	1,976,580
3.88%, 11/15/30		1,483	1,544,174
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		2,484	2,689,129
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		433	466,016
Surgery Center Holdings, Inc.(b) 6.75%, 07/01/25		1,992	2,031,840
10.00%, 04/15/27		3,608	3,959,780
Teleflex, Inc., 4.63%, 11/15/27		214	227,951
Tenet Healthcare Corp. 4.63%, 07/15/24		1,378	1,398,257
4.63%, 09/01/24(b)		1,234	1,266,528
7.50%, 04/01/25(b)		833	899,748
4.88%, 01/01/26(b)		3,803	3,944,472
6.25%, 02/01/27(b)		80	83,500
5.13%, 11/01/27(b)		2,350	2,464,562
4.63%, 06/15/28(b)		465	478,578
6.13%, 10/01/28(b)		2,116	2,254,894
4.25%, 06/01/29(b)		1,643	1,663,537
Vizient, Inc., 6.25%, 05/15/27(b)		2,585	2,733,637

			93,461,496

Health Care Technology — 1.3%
CAB SELAS, 3.38%, 02/01/28	EUR	103	121,522
Catalent Pharma Solutions, Inc. 5.00%, 07/15/27(b)	USD	625	653,100
2.38%, 03/01/28	EUR	432	513,269
3.13%, 02/15/29(b)	USD	1,050	1,016,799
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)		6,190	6,290,587
Charles River Laboratories International, Inc.(b) 4.25%, 05/01/28		1,108	1,145,395
3.75%, 03/15/29		145	146,994
4.00%, 03/15/31		544	565,940
Chrome Bidco SASU, 3.50%, 05/31/28	EUR	107	128,620
Chrome Holdco SASU, 5.00%, 05/31/29		100	121,391
Indigo Merger Sub, Inc., 2.88%, 07/15/26(b)(c)	USD	2,163	2,197,197
IQVIA, Inc.(b) 5.00%, 10/15/26		1,504	1,556,640

Security		Par (000)	Value

Health Care Technology (continued)
IQVIA, Inc.(b) (continued) 5.00%, 05/15/27	USD	1,811	$1,897,022
Mednax, Inc., 6.25%, 01/15/27(b)		1,163	1,231,326
Syneos Health, Inc., 3.63%, 01/15/29(b)		2,207	2,184,930
US Acute Care Solutions LLC, 6.38%, 03/01/26(b)		191	197,360

			19,968,092

Healthcare — 0.0%
Akumin, Inc., 7.00%, 11/01/25(b)		600	622,914

Hotels, Restaurants & Leisure — 6.0%
1011778 BC ULC/New Red Finance, Inc.(b) 5.75%, 04/15/25		648	686,076
3.88%, 01/15/28(c)		1,299	1,315,238
4.38%, 01/15/28		1,701	1,724,389
Accor SA, 0.70%, 12/07/27(g)	EUR	158	97,767
Affinity Gaming, 6.88%, 12/15/27(b)	USD	792	840,510
Boyd Gaming Corp. 8.63%, 06/01/25(b)		1,191	1,312,923
4.75%, 12/01/27		931	963,585
4.75%, 06/15/31(b)		2,093	2,171,487
Boyne USA, Inc., 4.75%, 05/15/29(b)		1,265	1,305,138
Burger King France SAS, 6.00%, 05/01/24	EUR	100	120,530
Caesars Entertainment, Inc.(b) 6.25%, 07/01/25	USD	7,617	8,074,020
8.13%, 07/01/27		5,602	6,230,544
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		1,582	1,667,032
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(b)		547	539,479
CCM Merger, Inc., 6.38%, 05/01/26(b)		915	960,750
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(b) 5.50%, 05/01/25		3,928	4,099,850
6.50%, 10/01/28		293	315,708
Churchill Downs, Inc.(b) 5.50%, 04/01/27		3,300	3,438,786
4.75%, 01/15/28		1,001	1,035,745
Cirsa Finance International Sarl, 4.75%, 05/22/25	EUR	247	293,979
Codere Finance 2 Luxembourg SA 10.75%, 09/30/23		23	29,167
(4.50% Cash plus 7.13% PIK), 11.63%, 11/01/23(b)(d)(h)(j)	USD	207	150,149
Codere Finance Luxembourg SA, 10.75%, 09/30/23(l)	EUR	113	142,030
CPUK Finance Ltd., 4.50%, 08/28/27	GBP	100	140,066
Everi Holdings, Inc., 5.00%, 07/15/29(b)(c)	USD	282	282,000
Full House Resorts, Inc., 8.25%, 02/15/28(b)		347	378,230
Gamma Bidco SpA, 6.25%, 07/15/25	EUR	249	311,343
Genting New York LLC/GENNY Capital, Inc., 3.30%, 02/15/26(b)	USD	459	463,341
Golden Nugget, Inc., 6.75%, 10/15/24(b)		6,456	6,521,980
Hilton Domestic Operating Co., Inc. 5.38%, 05/01/25(b)		772	812,530
5.75%, 05/01/28(b)		600	649,242
4.88%, 01/15/30		1,647	1,758,172
4.00%, 05/01/31(b)		690	696,120
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 4.88%, 07/01/31(b)		261	260,316
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		240	250,200

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
International Game Technology PLC, 3.50%, 06/15/26	EUR	100	$121,421
IRB Holding Corp., 7.00%, 06/15/25(b)	USD	794	857,536
Marriott Ownership Resorts, Inc., 4.50%, 06/15/29(b)		837	848,509
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		386	400,958
Merlin Entertainments Ltd., 5.75%, 06/15/26(b)		484	506,414
MGM Resorts International 7.75%, 03/15/22		2,168	2,265,994
6.00%, 03/15/23		1,243	1,329,637
5.75%, 06/15/25		322	355,086
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		1,439	1,440,799
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)		1,393	1,496,082
Penn National Gaming, Inc., 4.13%, 07/01/29(b)(c)		704	703,120
Playtika Holding Corp., 4.25%, 03/15/29(b)		2,328	2,326,394
Powdr Corp., 6.00%, 08/01/25(b)		1,172	1,230,600
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26(b)		973	986,603
Scientific Games International, Inc. 8.63%, 07/01/25(b)		1,054	1,154,130
5.00%, 10/15/25(b)		2,186	2,257,045
3.38%, 02/15/26	EUR	800	951,066
8.25%, 03/15/26(b)	USD	3,634	3,897,392
7.00%, 05/15/28(b)		706	771,093
7.25%, 11/15/29(b)		241	271,848
SeaWorld Parks & Entertainment, Inc., 9.50%, 08/01/25(b)		743	796,868
Sisal Group SpA, 7.00%, 07/31/23	EUR	69	82,058
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)	USD	4,350	4,687,995
Station Casinos LLC, 4.50%, 02/15/28(b)		1,147	1,166,551
Stonegate Pub Co. Financing PLC 8.00%, 07/13/25	GBP	136	194,751
8.25%, 07/31/25		100	144,555
Travel + Leisure Co., 6.63%, 07/31/26(b)	USD	871	986,843
Vail Resorts, Inc., 6.25%, 05/15/25(b)		811	868,078
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		811	841,988
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		1,353	1,453,257
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b) 7.75%, 04/15/25		1,164	1,254,210
5.13%, 10/01/29		3,346	3,534,212
Yum! Brands, Inc. 4.75%, 01/15/30(b)		238	257,637
5.35%, 11/01/43		30	31,875

			90,511,027

Household Durables — 1.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/28(b)		406	432,390
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(b) 5.00%, 06/15/29		1,154	1,162,655
4.88%, 02/15/30		1,783	1,765,705
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		1,328	1,423,457
Diebold Nixdorf, Inc., 9.38%, 07/15/25(b)		645	715,144

Security		Par (000)	Value

Household Durables (continued)
Forestar Group, Inc., 3.85%, 05/15/26(b)	USD	576	$581,213
Hurricane Finance PLC, 8.00%, 10/15/25	GBP	100	150,572
Installed Building Products, Inc., 5.75%, 02/01/28(b)	USD	723	760,957
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)	.	2,650	2,809,000
KB Home, 4.00%, 06/15/31		535	539,681
LGI Homes, Inc., 4.00%, 07/15/29(b)		434	436,170
Mattamy Group Corp.(b)
5.25%, 12/15/27		830	867,350
4.63%, 03/01/30		1,141	1,165,531
Meritage Homes Corp., 5.13%, 06/06/27		286	319,605
NCR Corp.(b)
5.75%, 09/01/27		234	247,601
5.00%, 10/01/28		563	582,181
5.13%, 04/15/29		1,027	1,059,094
6.13%, 09/01/29		815	888,350
5.25%, 10/01/30		576	597,600
New Home Co., Inc., 7.25%, 10/15/25(b)		378	400,567
Newell Brands, Inc., 6.00%, 04/01/46		210	266,112
Nobel Bidco BV, 3.13%, 06/15/28	EUR	100	118,575
Taylor Morrison Communities, Inc.(b)
5.88%, 06/15/27	USD	1,377	1,557,731
5.13%, 08/01/30		336	364,184
Tempur Sealy International, Inc., 4.00%, 04/15/29(b)		1,517	1,535,887
Toll Brothers Finance Corp., 4.35%, 02/15/28		66	72,435
Tri Pointe Homes, Inc., 5.70%, 06/15/28		291	320,828

			21,140,575

Household Products — 0.1%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(b)		1,040	1,055,600

Independent Power and Renewable Electricity Producers — 0.8%
Calpine Corp.(b)
5.25%, 06/01/26		420	432,075
4.50%, 02/15/28		2,113	2,155,260
5.13%, 03/15/28		3,928	3,996,740
4.63%, 02/01/29		811	797,327
5.00%, 02/01/31		1,398	1,391,010
3.75%, 03/01/31		15	14,285
Clearway Energy Operating LLC, 4.75%, 03/15/28(b)		690	723,637
NRG Energy, Inc.
5.75%, 01/15/28		14	14,910
5.25%, 06/15/29(b)		163	173,391
3.63%, 02/15/31(b)		1,449	1,423,932
TerraForm Power Operating LLC(b)
4.25%, 01/31/23		182	186,778
4.75%, 01/15/30		1,053	1,078,451

			12,387,796

Insurance — 2.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)
4.25%, 10/15/27		6,162	6,254,368
6.75%, 10/15/27		8,903	9,356,697
AmWINS Group, Inc., 7.75%, 07/01/26(b)		1,278	1,355,511
Ardonagh Midco 2 PLC, (11.50% Cash or 12.75% PIK), 11.50%, 01/15/27(b)(h)		402	440,443
AssuredPartners, Inc., 5.63%, 01/15/29(b)		1,375	1,375,000
BroadStreet Partners, Inc., 5.88%, 04/15/29(b)		1,064	1,085,280
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	100	145,765

68	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	USD	1,979	$2,107,635
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer Inc., (7.63% Cash or 8.37% PIK), 7.63%, 10/15/25(b)(h)		1,039	1,099,096
HUB International Ltd., 7.00%, 05/01/26(b)		6,615	6,860,350
Liberty Mutual Group, Inc., (5 year EUR Swap + 3.70%), 3.63%, 05/23/59(a)	EUR	100	123,471
Societa Cattolica di Assicurazioni SC, (3 mo. EURIBOR + 4.46%), 4.25%, 12/14/47(a)		100	133,580
Unipol Gruppo SpA, 3.25%, 09/23/30		175	233,270

			30,570,466

Interactive Media & Services — 0.9%
Arches Buyer, Inc.(b) 4.25%, 06/01/28	USD	562	555,678
6.13%, 12/01/28		244	251,320
Cablevision Lightpath LLC(b) 3.88%, 09/15/27		866	855,902
5.63%, 09/15/28		1,201	1,223,219
Netflix, Inc. 4.88%, 04/15/28		400	465,000
5.88%, 11/15/28		1,914	2,349,301
6.38%, 05/15/29		216	275,886
3.88%, 11/15/29	EUR	196	279,760
5.38%, 11/15/29(b)	USD	1,141	1,385,854
3.63%, 06/15/30	EUR	393	553,608
4.88%, 06/15/30(b)	USD	343	407,930
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.(b) 6.00%, 02/15/28		1,233	1,235,700
10.75%, 06/01/28		485	545,625
Twitter, Inc., 3.88%, 12/15/27(b)		1,663	1,766,938
United Group BV 4.88%, 07/01/24	EUR	199	238,501
4.00%, 11/15/27		324	381,455

			12,771,677

Internet Software & Services — 1.1%
ANGI Group LLC, 3.88%, 08/15/28(b)	USD	1,361	1,352,494
Endure Digital, Inc., 6.00%, 02/15/29(b)		1,003	992,970
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(b) 5.25%, 12/01/27		1,113	1,168,650
3.50%, 03/01/29		700	695,450
Match Group Holdings II LLC(b) 4.63%, 06/01/28		813	845,414
5.63%, 02/15/29		318	343,440
4.13%, 08/01/30		481	489,417
MercadoLibre, Inc., 2.38%, 01/14/26		8	8,030
Uber Technologies, Inc.(b) 7.50%, 05/15/25		3,268	3,526,826
0.00%, 12/15/25(g)(k)		1,757	1,781,598
8.00%, 11/01/26		1,878	2,023,545
7.50%, 09/15/27		2,407	2,645,245
6.25%, 01/15/28		1,033	1,111,725

			16,984,804

IT Services — 2.8%
Ahead DB Holdings LLC, 6.63%, 05/01/28(b)		793	820,390
Austin BidCo, Inc., 7.13%, 12/15/28(b)		372	381,185
Banff Merger Sub, Inc. 8.38%, 09/01/26	EUR	100	124,016

Security		Par (000)	Value

IT Services (continued)
Banff Merger Sub, Inc. (continued) 9.75%, 09/01/26(b)	USD	8,508	$8,954,670
Booz Allen Hamilton, Inc.(b) 3.88%, 09/01/28		1,867	1,904,340
4.00%, 07/01/29		2,400	2,454,000
Camelot Finance SA, 4.50%, 11/01/26(b)		2,798	2,927,407
Castle US Holding Corp., 9.50%, 02/15/28(b)		1,890	1,970,325
Centurion Bidco SpA, 5.88%, 09/30/26	EUR	125	154,790
Dun & Bradstreet Corp.(b) 6.88%, 08/15/26	USD	2,137	2,265,220
10.25%, 02/15/27		1,362	1,503,961
Fair Isaac Corp., 4.00%, 06/15/28(b)		915	945,800
Gartner, Inc.(b) 4.50%, 07/01/28		1,523	1,608,471
3.63%, 06/15/29		1,212	1,230,180
3.75%, 10/01/30		1,632	1,669,716
KBR, Inc., 4.75%, 09/30/28(b)		955	955,000
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)		2,268	2,324,700
Science Applications International Corp., 4.88%, 04/01/28(b)		904	948,070
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.(b) 5.75%, 06/01/25		1,117	1,175,642
6.75%, 06/01/25		4,922	5,005,083
Twilio, Inc., 3.88%, 03/15/31		1,163	1,193,529
Unisys Corp., 6.88%, 11/01/27(b)		574	627,290
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)		1,280	1,272,000

			42,415,785

Leisure Products — 0.2%
Mattel, Inc. 6.75%, 12/31/25(b)		532	558,972
5.88%, 12/15/27(b)		769	838,210
3.75%, 04/01/29(b)		569	591,760
6.20%, 10/01/40		552	680,340
5.45%, 11/01/41		840	968,100

			3,637,382

Machinery — 1.3%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(b)		553	566,134
Clark Equipment Co., 5.88%, 06/01/25(b)		1,375	1,451,484
Colfax Corp., 6.38%, 02/15/26(b)		753	795,168
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(h)		1,662	1,803,270
Madison IAQ LLC(b) 4.13%, 06/30/28		534	539,340
5.88%, 06/30/29		1,985	2,019,738
Mueller Water Products, Inc., 4.00%, 06/15/29(b)		565	580,605
Novafives SAS, 5.00%, 06/15/25	EUR	100	111,312
Platin 1426 GmbH, 5.38%, 06/15/23		100	119,381
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(b)	USD	405	413,100
Renk AG/Frankfurt am Main, 5.75%, 07/15/25		229	282,447
Sofima Holding SpA 3.75%, 01/15/28		123	146,547
(3 mo. EURIBOR + 4.00%), 4.00%, 01/15/28(a)		117	139,246
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)	USD	813	871,943
Terex Corp., 5.00%, 05/15/29(b)		1,651	1,721,168
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)		2,649	2,745,026

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	69

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery (continued)
TK Elevator Midco GmbH, 4.38%, 07/15/27	EUR	173	$214,224
TK Elevator US Newco Inc., 5.25%, 07/15/27(b)	USD	3,533	3,722,899
Vertical Holdco GmbH 6.63%, 07/15/28	EUR	100	126,288
7.63%, 07/15/28(b)	USD	1,432	1,553,992

			19,923,312

Media — 13.3%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(b)		798	839,895
Altice Financing SA 2.25%, 01/15/25	EUR	170	195,532
7.50%, 05/15/26(b)	USD	4,149	4,320,354
3.00%, 01/15/28	EUR	196	220,943
5.00%, 01/15/28(b)	USD	1,693	1,659,428
Altice France Holding SA(b) 8.00%, 05/15/27	EUR	100	127,919
10.50%, 05/15/27	USD	9,928	11,032,490
6.00%, 02/15/28		2,258	2,248,516
AMC Networks, Inc. 4.75%, 08/01/25		1,216	1,248,467
4.25%, 02/15/29		684	689,985
Block Communications, Inc., 4.88%, 03/01/28(b)		791	806,820
Cable One, Inc.(b) 1.13%, 03/15/28(g)		1,164	1,183,807
4.00%, 11/15/30		936	939,510
CCO Holdings LLC/CCO Holdings Capital Corp. 5.13%, 05/01/27(b)		751	787,724
5.00%, 02/01/28(b)		262	274,773
5.38%, 06/01/29(b)		2,119	2,316,279
4.75%, 03/01/30(b)		1,252	1,323,990
4.50%, 08/15/30(b)		5,597	5,827,674
4.25%, 02/01/31(b)		1,194	1,216,387
4.50%, 05/01/32		4,035	4,181,269
4.50%, 06/01/33(b)		1,997	2,043,450
Cinemark USA, Inc.(b) 5.88%, 03/15/26		643	672,867
5.25%, 07/15/28		631	646,775
Clear Channel International BV, 6.63%, 08/01/25(b)		1,965	2,064,881
Clear Channel Outdoor Holdings, Inc.(b) 7.75%, 04/15/28		2,705	2,833,542
7.50%, 06/01/29		3,829	3,964,303
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)		7,948	8,148,449
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)		10,967	11,597,602
CSC Holdings LLC 5.25%, 06/01/24		859	930,901
5.75%, 01/15/30(b)		2,953	3,067,429
4.13%, 12/01/30(b)		1,617	1,606,894
4.63%, 12/01/30(b)		8,421	8,261,927
3.38%, 02/15/31(b)		1,353	1,278,463
4.50%, 11/15/31(b)		2,591	2,606,909
5.00%, 11/15/31(b)		1,447	1,453,946
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)		1,360	880,600
DISH DBS Corp. 5.88%, 07/15/22		4,569	4,766,381
5.00%, 03/15/23		1,948	2,038,835
7.75%, 07/01/26		2,785	3,154,012

Security		Par (000)	Value

Media (continued)
DISH DBS Corp. (continued) 5.13%, 06/01/29(b)	USD	4,997	$ 4,934,188
DISH Network Corp.(g) 2.38%, 03/15/24		1,680	1,628,550
3.38%, 08/15/26		2,495	2,546,147
Frontier Communications Holdings LLC(b) 5.88%, 10/15/27		2,553	2,734,901
5.00%, 05/01/28		3,673	3,797,258
6.75%, 05/01/29		2,518	2,677,314
GCI LLC, 4.75%, 10/15/28(b)		448	458,528
Hughes Satellite Systems Corp., 5.25%, 08/01/26		755	845,736
iHeartCommunications, Inc., 8.38%, 05/01/27		201	214,965
LCPR Senior Secured Financing DAC(b) 6.75%, 10/15/27		3,016	3,250,343
5.13%, 07/15/29		2,237	2,312,499
Liberty Broadband Corp.(b)(g)
1.25%, 09/30/50		2,588	2,604,822
2.75%, 09/30/50		4,538	4,764,532
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(h)		1,659	1,635,090
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		407	427,859
Live Nation Entertainment, Inc. 2.50%, 03/15/23(g)		953	1,330,674
4.88%, 11/01/24(b)		134	136,144
2.00%, 02/15/25(g)		778	868,248
6.50%, 05/15/27(b)		5,230	5,804,254
4.75%, 10/15/27(b)		624	646,620
3.75%, 01/15/28(b)		971	975,292
Lorca Telecom Bondco SA, 4.00%, 09/18/27	EUR	205	247,333
Meredith Corp., 6.88%, 02/01/26	USD	307	319,280
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		972	1,020,600
News Corp., 3.88%, 05/15/29(b)		688	694,880
Outfront Media Capital LLC/Outfront Media Capital Corp.(b) 5.00%, 08/15/27		1,569	1,624,527
4.25%, 01/15/29		668	672,175
Qualitytech LP/QTS Finance Corp., 3.88%, 10/01/28(b)		1,228	1,313,223
Radiate Holdco LLC/Radiate Finance, Inc.(b) 4.50%, 09/15/26		2,788	2,885,580
6.50%, 09/15/28		6,404	6,728,363
Sable International Finance Ltd., 5.75%, 09/07/27(b)		600	631,320
Scripps Escrow II, Inc.(b) 3.88%, 01/15/29		87	86,307
5.38%, 01/15/31		870	867,251
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)		1,318	1,294,935
Sirius XM Radio, Inc.(b) 4.00%, 07/15/28		3,096	3,188,880
5.50%, 07/01/29		2,126	2,316,702
4.13%, 07/01/30		1,213	1,223,771
Summer BC Holdco A Sarl, 9.25%, 10/31/27	EUR	180	231,581
Summer BC Holdco B Sarl, 5.75%, 10/31/26		300	372,160
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(h)		151	182,558
TEGNA, Inc., 5.50%, 09/15/24(b)	USD	144	146,520
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)		2,000	2,104,000

70	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)	USD	1,146	$1,105,890
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		4,158	4,495,837
Univision Communications, Inc.(b)
5.13%, 02/15/25		800	816,160
6.63%, 06/01/27		1,205	1,305,678
UPC Broadband Finco BV, 4.88%, 07/15/31(b)		2,494	2,499,736
UPC Holding BV, 3.88%, 06/15/29	EUR	100	120,129
UPCB Finance VII Ltd., 3.63%, 06/15/29		360	435,863
Videotron Ltd., 3.63%, 06/15/29(b)	USD	1,977	2,015,967
Virgin Media Finance PLC, 3.75%, 07/15/30	EUR	142	168,166
Virgin Media Secured Finance PLC(b)
5.50%, 05/15/29	USD	906	973,950
4.50%, 08/15/30		795	800,962
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28	GBP	100	140,405
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)	USD	3,073	3,134,460
WMG Acquisition Corp., 3.88%, 07/15/30(b)		655	661,485
Ziggo Bond Co. BV(b)
6.00%, 01/15/27		291	304,095
5.13%, 02/28/30		868	888,389
Ziggo BV
5.50%, 01/15/27(b)		1,368	1,421,352
2.88%, 01/15/30	EUR	106	125,690
4.88%, 01/15/30(b)	USD	1,651	1,692,275

			199,312,327

Metals & Mining — 2.8%
Allegheny Technologies, Inc., 7.88%, 08/15/23		284	311,335
Arconic Corp.(b)
6.00%, 05/15/25		1,484	1,581,603
6.13%, 02/15/28		2,032	2,179,767
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		5,873	6,467,641
Constellium SE(b)
5.88%, 02/15/26		3,827	3,940,662
5.63%, 06/15/28		1,235	1,324,538
3.75%, 04/15/29		3,074	3,043,260
Freeport-McMoRan, Inc.
5.40%, 11/14/34		262	316,445
5.45%, 03/15/43		4,792	5,857,357
Glencore Funding LLC, Series GLEN, 0.00%, 03/27/25(g)(k)		200	194,660
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)		1,645	1,682,078
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(b)		661	733,710
Kaiser Aluminum Corp.(b)
4.63%, 03/01/28		447	461,807
4.50%, 06/01/31		712	730,185
KME SE, 6.75%, 02/01/23	EUR	100	109,682
New Gold, Inc.(b)
6.38%, 05/15/25	USD	239	246,768
7.50%, 07/15/27		2,345	2,544,325
Novelis Corp.(b)
5.88%, 09/30/26		1,470	1,529,174
4.75%, 01/30/30		4,149	4,356,450
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29	EUR	100	121,575
thyssenkrupp AG
1.88%, 03/06/23		127	150,873
2.88%, 02/22/24		409	491,860

Security		Par (000)	Value

Metals & Mining (continued)
United States Steel Corp.
6.25%, 03/15/26	USD	116	$119,573
6.88%, 03/01/29		1,838	1,966,660
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(b)		1,154	1,130,920

			41,592,908

Mortgage Real Estate Investment Trusts (REITs)(b) — 0.1%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 06/15/29		956	942,712
Starwood Property Trust, Inc., 5.50%, 11/01/23		157	164,457

			1,107,169

Multi-line Retail — 0.5%
Dufry One BV, 2.00%, 02/15/27	EUR	194	216,812
Macy’s, Inc., 8.38%, 06/15/25(b)	USD	3,066	3,376,279
Marks & Spencer PLC, 4.50%, 07/10/27	GBP	200	295,941
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)	USD	2,192	2,339,960
Victoria’s Secret & Co., 4.63%, 07/15/29(b)(c)		867	867,000

			7,095,992

Offshore Drilling & Other Services(b) — 0.1%
Entegris, Inc.
4.38%, 04/15/28		1,037	1,082,369
3.63%, 05/01/29		535	541,687

			1,624,056

Oil, Gas & Consumable Fuels — 14.6%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)		2,544	2,754,389
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
7.88%, 05/15/26		2,299	2,569,385
5.75%, 03/01/27		341	354,640
5.38%, 06/15/29		1,137	1,185,322
Antero Resources Corp.(b)
7.63%, 02/01/29		1,310	1,454,100
5.38%, 03/01/30		997	1,017,568
Apache Corp.
4.88%, 11/15/27		1,094	1,184,791
4.38%, 10/15/28		185	196,933
4.25%, 01/15/30		1,125	1,186,875
5.10%, 09/01/40		1,080	1,131,300
5.25%, 02/01/42		359	379,643
4.75%, 04/15/43		1,015	1,055,295
4.25%, 01/15/44		229	223,760
5.35%, 07/01/49		305	321,013
Arcosa, Inc., 4.38%, 04/15/29(b)		2,048	2,083,840
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		2,218	3,065,587
5.88%, 06/30/29		2,109	2,109,000
Baytex Energy Corp., 8.75%, 04/01/27(b)		499	502,742
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		2,543	2,585,544
Buckeye Partners LP
4.13%, 03/01/25(b)		34	35,233
5.85%, 11/15/43		816	809,880
5.60%, 10/15/44		1,073	1,040,810
Callon Petroleum Co.
6.25%, 04/15/23		221	221,256
6.13%, 10/01/24		534	526,412
9.00%, 04/01/25(b)		3,096	3,374,640

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	71

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Callon Petroleum Co. (continued)
8.00%, 08/01/28(b)(c)	USD	3,213	$3,249,146
Cellnex Telecom SA(g)
Series CLNX, 0.50%, 07/05/28	EUR	100	161,713
Series CLNX, 0.75%, 11/20/31		800	926,782
Centennial Resource Production LLC
6.88%, 04/01/27(b)	USD	1,284	1,313,031
3.25%, 04/01/28(g)		450	592,020
Cheniere Energy Partners LP
4.50%, 10/01/29		2,308	2,481,100
4.00%, 03/01/31(b)		4,004	4,184,180
Cheniere Energy, Inc., 4.63%, 10/15/28(b)		8,556	9,026,580
Chesapeake Energy Corp.(b)
5.50%, 02/01/26		111	117,105
5.88%, 02/01/29		364	394,014
CITGO Petroleum Corp.(b)
7.00%, 06/15/25		1,453	1,514,128
6.38%, 06/15/26		1,302	1,357,335
CNX Resources Corp., 6.00%, 01/15/29(b)		1,159	1,253,134
Colgate Energy Partners III LLC(b)
7.75%, 02/15/26		647	709,274
5.88%, 07/01/29		1,651	1,712,912
Comstock Resources, Inc.(b)
7.50%, 05/15/25		933	967,987
6.75%, 03/01/29		2,877	3,064,667
5.88%, 01/15/30		1,477	1,506,540
Continental Resources, Inc.
4.50%, 04/15/23		146	151,925
5.75%, 01/15/31(b)		662	792,745
4.90%, 06/01/44		691	782,561
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(b)		418	428,973
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		3,881	4,016,835
DCP Midstream Operating LP(b)
6.45%, 11/03/36		1,282	1,499,940
6.75%, 09/15/37		2,344	2,818,660
DT Midstream, Inc.(b)
4.13%, 06/15/29		2,468	2,505,834
4.38%, 06/15/31		3,139	3,207,399
Dycom Industries, Inc., 4.50%, 04/15/29(b)		564	568,884
eG Global Finance PLC
4.38%, 02/07/25	EUR	133	155,438
6.75%, 02/07/25(b)	USD	1,613	1,667,786
6.25%, 10/30/25	EUR	463	562,178
8.50%, 10/30/25(b)	USD	1,586	1,677,195
Endeavor Energy Resources LP/EER Finance, Inc.(b)
5.50%, 01/30/26		3,785	3,931,669
5.75%, 01/30/28		316	336,935
Energy Transfer LP, Series H, (5 year CMT + 5.69%), 6.50%(a)(i)		3,372	3,437,754
EnLink Midstream LLC
5.63%, 01/15/28(b)		899	949,695
5.38%, 06/01/29		474	494,676
EnLink Midstream Partners LP
4.40%, 04/01/24		1,638	1,719,900
4.15%, 06/01/25		108	113,113
4.85%, 07/15/26		297	307,395
5.60%, 04/01/44		1,316	1,190,980
5.05%, 04/01/45		220	189,200

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQM Midstream Partners LP
6.00%, 07/01/25(b)	USD	1,338	$1,455,075
4.13%, 12/01/26		361	369,574
6.50%, 07/01/27(b)		1,929	2,150,835
4.50%, 01/15/29(b)		1,274	1,296,139
4.75%, 01/15/31(b)		2,084	2,147,437
EQT Corp.
3.13%, 05/15/26(b)		984	1,008,315
3.90%, 10/01/27		1,622	1,737,567
5.00%, 01/15/29		271	302,157
8.50%, 02/01/30		880	1,146,561
3.63%, 05/15/31(b)		276	287,730
Genesis Energy LP/Genesis Energy Finance Corp.
5.63%, 06/15/24		82	82,205
6.50%, 10/01/25		350	353,500
8.00%, 01/15/27		1,093	1,148,333
7.75%, 02/01/28		188	194,287
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(b)		634	630,830
Harvest Midstream I LP, 7.50%, 09/01/28(b)		718	779,748
Hess Midstream Operations LP, 5.13%, 06/15/28(b)		466	488,717
Hilcorp Energy I LP/Hilcorp Finance Co.(b)
5.75%, 02/01/29		296	308,580
6.00%, 02/01/31		564	597,840
Independence Energy Finance LLC, 7.25%, 05/01/26(b)		2,211	2,321,926
Indigo Natural Resources LLC, 5.38%, 02/01/29(b)		2,640	2,758,800
ITT Holdings LLC, 6.50%, 08/01/29(b)(c)		1,889	1,924,419
MasTec, Inc., 4.50%, 08/15/28(b)		1,122	1,181,275
Matador Resources Co., 5.88%, 09/15/26		5,187	5,342,610
MEG Energy Corp.(b)
7.13%, 02/01/27		295	314,271
5.88%, 02/01/29		562	585,885
Murphy Oil Corp.
5.75%, 08/15/25		833	854,866
6.38%, 12/01/42		141	139,642
Murphy Oil USA, Inc., 4.75%, 09/15/29		928	976,442
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)		200	205,340
New Enterprise Stone & Lime Co., Inc.(b)
6.25%, 03/15/26		480	492,854
9.75%, 07/15/28		438	490,560
New Fortress Energy, Inc.(b)
6.75%, 09/15/25		5,338	5,464,777
6.50%, 09/30/26		6,468	6,609,002
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)		2,011	2,111,550
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		1,640	2,346,025
Northern Oil and Gas, Inc., 8.13%, 03/01/28(b)		2,707	2,916,792
NuStar Logistics LP
5.75%, 10/01/25		719	781,912
6.00%, 06/01/26		908	985,180
6.38%, 10/01/30		75	82,868
Occidental Petroleum Corp.
2.70%, 02/15/23		287	293,371
6.95%, 07/01/24		363	408,912
2.90%, 08/15/24		2,523	2,579,767
5.50%, 12/01/25		450	497,259
5.55%, 03/15/26		164	181,220
3.40%, 04/15/26		440	449,900
3.20%, 08/15/26		90	90,675

72	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp. (continued)
3.00%, 02/15/27	USD	25	$24,813
8.88%, 07/15/30		164	219,332
6.13%, 01/01/31		1,235	1,453,015
4.30%, 08/15/39		2,394	2,286,270
6.20%, 03/15/40		3,730	4,217,586
4.50%, 07/15/44		1,099	1,057,787
4.63%, 06/15/45		2,824	2,753,400
6.60%, 03/15/46		57	67,756
4.40%, 04/15/46		2,413	2,317,686
4.10%, 02/15/47		340	316,581
4.20%, 03/15/48		1,598	1,494,130
4.40%, 08/15/49		472	453,120
Ovintiv Exploration, Inc., 5.38%, 01/01/26		211	237,786
Ovintiv, Inc.
7.38%, 11/01/31		485	643,939
6.50%, 08/15/34		314	414,516
Parkland Corp.(b)
5.88%, 07/15/27		1,223	1,303,559
4.50%, 10/01/29		562	571,099
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)		5,637	5,678,657
PDC Energy, Inc.
1.13%, 09/15/21(g)		1,153	1,142,940
6.13%, 09/15/24		711	727,140
6.25%, 12/01/25		298	308,430
Range Resources Corp.
4.88%, 05/15/25		464	480,240
9.25%, 02/01/26		114	125,685
8.25%, 01/15/29(b)		626	705,815
SM Energy Co.
10.00%, 01/15/25(b)		4,914	5,544,663
5.63%, 06/01/25		125	123,750
6.75%, 09/15/26		209	212,658
6.50%, 07/15/28		1,095	1,125,112
Southwestern Energy Co.
6.45%, 01/23/25		76	84,132
7.50%, 04/01/26		237	250,924
8.38%, 09/15/28		370	418,100
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		339	354,509
5.88%, 03/15/28		808	858,500
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b)
7.50%, 10/01/25		711	778,545
6.00%, 12/31/30		784	815,062
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.88%, 04/15/26		1,082	1,136,435
5.38%, 02/01/27		188	195,755
6.50%, 07/15/27		786	851,804
6.88%, 01/15/29		602	678,231
5.50%, 03/01/30		1,989	2,187,224
4.88%, 02/01/31(b)		353	382,123
4.00%, 01/15/32(b)		252	259,220
Transocean, Inc., 11.50%, 01/30/27(b)		965	1,031,291
UGI International LLC, 3.25%, 11/01/25	EUR	100	121,077
Vine Energy Holdings LLC, 6.75%, 04/15/29(b)	USD	3,217	3,385,892
Viper Energy Partners LP, 5.38%, 11/01/27(b)		716	745,864

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Western Midstream Operating LP
4.75%, 08/15/28	USD	145	$156,600
5.45%, 04/01/44		1,561	1,681,977
5.30%, 03/01/48		2,255	2,401,575
5.50%, 08/15/48		576	626,913
6.50%, 02/01/50		3,291	3,810,435

			218,502,459

Personal Products — 0.1%
Coty, Inc.
4.00%, 04/15/23	EUR	200	235,066
3.88%, 04/15/26		206	245,178
4.75%, 04/15/26		100	115,428
5.00%, 04/15/26(b)	USD	676	685,451
6.50%, 04/15/26(b)		100	101,305
Edgewell Personal Care Co., 5.50%, 06/01/28(b)		472	500,320

			1,882,748

Pharmaceuticals — 3.3%
Bausch Health Americas, Inc., 9.25%, 04/01/26(b)		306	332,836
Bausch Health Cos., Inc.(b)
6.13%, 04/15/25		344	352,600
9.00%, 12/15/25		339	363,510
5.75%, 08/15/27		1,292	1,371,303
7.00%, 01/15/28		1,393	1,434,790
5.00%, 01/30/28		1,385	1,314,019
4.88%, 06/01/28		4,013	4,107,306
5.00%, 02/15/29		2,500	2,331,250
6.25%, 02/15/29		2,338	2,312,399
7.25%, 05/30/29		2,892	2,955,364
5.25%, 01/30/30		1,627	1,513,110
5.25%, 02/15/31		225	210,026
Cheplapharm Arzneimittel GmbH
3.50%, 02/11/27	EUR	166	198,781
4.38%, 01/15/28		100	123,170
5.50%, 01/15/28(b)	USD	1,643	1,684,075
Elanco Animal Health, Inc., 5.90%, 08/28/28		241	282,035
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(b)		2,219	2,263,380
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(b)		2,740	2,685,200
Gruenenthal GmbH
3.63%, 11/15/26	EUR	100	121,875
4.13%, 05/15/28		100	122,227
Jaguar Holding Co. II/PPD Development LP(b)
4.63%, 06/15/25	USD	529	555,450
5.00%, 06/15/28		3,623	3,927,042
Jazz Securities DAC, 4.38%, 01/15/29(b)		2,194	2,274,739
Nidda BondCo GmbH
5.00%, 09/30/25	EUR	100	118,990
7.25%, 09/30/25		237	288,456
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		100	118,250
Organon & Co./Organon Foreign Debt Co-Issuer BV
2.88%, 04/30/28		120	144,247
4.13%, 04/30/28(b)	USD	4,094	4,175,061
5.13%, 04/30/31(b)		3,727	3,839,555
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)		1,300	1,365,000
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		5,373	5,492,979
Prestige Brands, Inc., 3.75%, 04/01/31(b)		834	804,080

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	73

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Rossini Sarl, 6.75%, 10/30/25	EUR	201	$249,551
Teva Pharmaceutical Finance Netherlands II BV
6.00%, 01/31/25		100	127,824
4.50%, 03/01/25		100	122,340
1.88%, 03/31/27		100	108,518
1.63%, 10/15/28		100	104,405
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/25	USD	200	219,500

			50,115,243

Real Estate Management & Development — 0.8%
Adler Group SA
3.25%, 08/05/25	EUR	200	244,653
2.75%, 11/13/26		100	119,909
Aedas Homes Opco SLU, 4.00%, 08/15/26		100	121,243
Canary Wharf Group Investment Holdings PLC
1.75%, 04/07/26		100	119,366
3.38%, 04/23/28	GBP	100	139,541
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28(b)	USD	1,654	1,783,773
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24	EUR	100	115,504
Fastighets AB Balder, (5 year EUR Swap + 3.19%), 2.87%, 06/02/81(a)		175	205,503
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)	USD	2,113	2,231,751
Heimstaden Bostad AB(a)(i)
(5 year EUR Swap + 3.15%), 2.63%	EUR	200	234,126
(5 year EUR Swap + 3.91%), 3.38%		100	122,602
Howard Hughes Corp.(b)
5.38%, 08/01/28	USD	1,334	1,416,214
4.13%, 02/01/29		1,090	1,090,022
4.38%, 02/01/31		1,032	1,028,264
Peach Property Finance GmbH, 4.38%, 11/15/25	EUR	100	124,279
Realogy Group LLC/Realogy Co-Issuer Corp.(b)
7.63%, 06/15/25	USD	684	741,935
5.75%, 01/15/29		1,555	1,625,581

			11,464,266

Road & Rail — 0.1%
Autostrade per l’Italia SpA
1.88%, 11/04/25	EUR	100	123,277
2.00%, 01/15/30		279	341,576
CMA CGM SA, 7.50%, 01/15/26		215	283,485
Danaos Corp., 8.50%, 03/01/28(b)	USD	726	796,110
Getlink SE, 3.50%, 10/30/25	EUR	220	270,648

			1,815,096

Semiconductors & Semiconductor Equipment — 1.0%
ams AG
6.00%, 07/31/25		200	253,869
2.13%, 11/03/27(g)		100	116,145
Atkore, Inc., 4.25%, 06/01/31(b)	USD	908	919,622
Microchip Technology, Inc., 4.25%, 09/01/25		3,008	3,157,997
ON Semiconductor Corp., 3.88%, 09/01/28(b)		1,700	1,751,238
Sensata Technologies BV(b)
5.63%, 11/01/24		1,400	1,555,750
5.00%, 10/01/25		2,021	2,250,889
4.00%, 04/15/29		1,771	1,797,713

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Sensata Technologies, Inc., 4.38%, 02/15/30(b)	USD	2,001	$2,108,737
Synaptics, Inc., 4.00%, 06/15/29(b)		1,094	1,099,470

			15,011,430

Software — 2.8%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		1,657	1,737,779
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)		1,997	1,986,935
Boxer Parent Co., Inc.
6.50%, 10/02/25	EUR	373	469,145
7.13%, 10/02/25(b)	USD	1,099	1,175,930
9.13%, 03/01/26(b)		3,346	3,531,770
BY Crown Parent LLC, 7.38%, 10/15/24(b)		4,370	4,448,660
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(b)		2,794	2,926,715
Cedacri Mergeco SpA, (3 mo. EURIBOR + 4.63%), 4.63%, 05/15/28(a)	EUR	163	195,693
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	USD	1,451	1,452,379
Elastic NV, 4.13%, 07/15/29(b)(c)		1,617	1,617,000
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28(b)		959	938,688
MicroStrategy, Inc., 6.13%, 06/15/28(b)		1,778	1,778,000
MSCI, Inc.(b)
3.63%, 09/01/30		1,263	1,291,620
3.88%, 02/15/31		1,370	1,421,731
3.63%, 11/01/31		1,078	1,105,705
Nuance Communications, Inc., 5.63%, 12/15/26		884	920,942
Open Text Corp., 3.88%, 02/15/28(b)		94	95,297
Open Text Holdings, Inc., 4.13%, 02/15/30(b)		1,365	1,392,027
PTC, Inc., 4.00%, 02/15/28(b)		493	509,269
Rocket Software, Inc., 6.50%, 02/15/29(b)		2,044	2,028,220
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		5,376	5,696,947
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)		5,216	5,431,160

			42,151,612

Specialty Retail — 1.4%
Gap, Inc., 8.88%, 05/15/27(b)		932	1,078,510
Goldstory SASU, 5.38%, 03/01/26	EUR	100	121,243
L Brands, Inc.
6.63%, 10/01/30(b)	USD	737	853,078
6.88%, 11/01/35		2,966	3,755,697
6.75%, 07/01/36		384	480,960
PetSmart, Inc./PetSmart Finance Corp.(b)
4.75%, 02/15/28		1,897	1,970,509
7.75%, 02/15/29		6,375	7,028,437
Staples, Inc.(b)
7.50%, 04/15/26		4,814	4,986,028
10.75%, 04/15/27		858	872,286
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(a)	EUR	100	117,074

			21,263,822

Textiles, Apparel & Luxury Goods — 0.2%
BK LC Lux Finco1 Sarl, 5.25%, 04/30/29		100	121,243
Crocs, Inc., 4.25%, 03/15/29(b)	USD	870	887,400
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21(d)(g)(j)	EUR	200	210,179
Hanesbrands, Inc., 5.38%, 05/15/25(b)	USD	277	293,274
Levi Strauss & Co.
5.00%, 05/01/25		98	99,960
3.50%, 03/01/31(b)		616	612,427

74	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods (continued)
William Carter Co.(b)
5.50%, 05/15/25	USD	264	$279,315
5.63%, 03/15/27		543	571,344
Wolverine World Wide, Inc., 6.38%, 05/15/25(b)		391	415,973

			3,491,115

Thrifts & Mortgage Finance — 0.6%
Enact Holdings, Inc., 6.50%, 08/15/25(b)		2,613	2,880,049
Home Point Capital, Inc., 5.00%, 02/01/26(b)		1,600	1,492,000
Jerrold Finco PLC, 5.25%, 01/15/27	GBP	140	200,008
MGIC Investment Corp., 5.25%, 08/15/28	USD	857	908,420
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		422	437,310
5.50%, 08/15/28		1,314	1,324,683
5.13%, 12/15/30		713	709,435
United Wholesale Mortgage LLC, 5.50%, 04/15/29(b)		519	518,881

			8,470,786

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28	EUR	226	278,833

Transportation Infrastructure — 0.0%
Atlantia SpA, 1.88%, 02/12/28		128	155,875
Heathrow Finance PLC, 4.63%, 09/01/29(l)	GBP	215	305,960

			461,835

Utilities — 0.3%
Orano SA, 2.75%, 03/08/28	EUR	100	123,792
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)	USD	2,301	2,381,995
Solaris Midstream Holdings LLC, 7.63%, 04/01/26(b)		589	624,340
Thames Water Kemble Finance PLC, 4.63%, 05/19/26	GBP	252	356,676
Vistra Operations Co. LLC, 4.38%, 05/01/29(b)	USD	1,257	1,263,285

			4,750,088

Wireless Telecommunication Services — 3.2%
Altice France SA
2.50%, 01/15/25	EUR	169	197,354
7.38%, 05/01/26(b)	USD	379	394,134
5.88%, 02/01/27	EUR	100	125,665
8.13%, 02/01/27(b)	USD	3,783	4,121,579
5.50%, 01/15/28(b)		1,997	2,072,287
4.13%, 01/15/29	EUR	200	237,446
5.13%, 01/15/29(b)	USD	794	797,970
5.13%, 07/15/29(b)		6,752	6,785,085
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31		511	550,592
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	300	365,050
SBA Communications Corp., 3.88%, 02/15/27	USD	6,017	6,178,887
Sprint Corp.
7.88%, 09/15/23		924	1,049,734
7.13%, 06/15/24		764	881,465
T-Mobile USA, Inc.
4.75%, 02/01/28		357	382,436
2.63%, 02/15/29		396	391,050
2.88%, 02/15/31		2,826	2,804,805
3.50%, 04/15/31(b)		2,011	2,080,480

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
T-Mobile USA, Inc. (continued)
3.50%, 04/15/31	USD	1,605	$1,660,453
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC(b)
7.88%, 02/15/25		1,089	1,166,591
6.50%, 02/15/29		3,328	3,336,320
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25		560	571,054
4.25%, 12/01/26		2,664	2,771,146
3.75%, 02/15/27		1,223	1,243,938
4.63%, 12/01/29		1,285	1,365,313
4.13%, 08/15/30		3,142	3,226,268
Vmed O2 UK Financing I PLC
4.00%, 01/31/29	GBP	200	273,364
4.25%, 01/31/31(b)	USD	257	252,493
4.50%, 07/15/31(c)	GBP	201	279,111
4.75%, 07/15/31(b)(c)	USD	2,500	2,537,500
Vodafone Group PLC, (5 year EUR Swap + 3.23%), 3.00%, 08/27/80(a)	EUR	100	121,840

			48,221,410

Total Corporate Bonds — 118.1% (Cost: $1,681,757,300)			1,770,237,098

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.5%
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 0.75%, 0.75% Floor), 8.50%, 02/01/29(e)	USD	1,611	1,643,220
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28		4,565	4,574,363
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 6.00%, 01/15/25		1,028	1,033,406
WP CPP Holdings LLC, 2018 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/30/25		321	314,398

			7,565,387

Air Freight & Logistics — 0.0%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50% 04/06/28		388	387,395

Airlines — 0.7%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		3,424	3,567,393
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		962	1,026,608
SkyMiles IP Ltd., 2020 Skymiles Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/20/27		1,648	1,739,777
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		3,604	3,648,008

			9,981,786

Auto Components — 0.1%
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		1,335	1,321,566

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	75

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products — 0.1%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 11/23/27	USD	514	$512,053
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 05/05/24		391	390,671

			902,724

Capital Markets — 0.1%
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 04/07/28(e)		1,206	1,233,135
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.13%, 06/03/26		646	642,906

			1,876,041

Chemicals — 0.8%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 08/27/26		2,345	2,375,786
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 03/18/28		2,566	2,551,579
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27		2,166	2,151,810
Invictus US LLC
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/28/25		1,989	1,985,151
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.85%, 03/30/26		298	298,375
Klockner-Pentaplast of America, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.50% Floor), 5.25%, 02/09/26(e)		550	552,371
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		2,697	2,678,051

			12,593,123

Commercial Services & Supplies — 0.8%
Asurion LLC, 2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		2,239	2,212,176
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		490	489,300
Diamond (BC) BV, USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 09/06/24		2,608	2,592,567
GFL Environmental, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 3.50%, 05/30/25		545	545,378
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.10%, 08/27/25		6,646	6,657,060

			12,496,481

Construction & Engineering — 0.8%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		12,387	12,175,752

Construction Materials — 0.0%
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.00%, 10/25/23		442	441,627

Security		Par (000)	Value

Containers & Packaging(c) — 0.2%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24	USD	2,892	$2,820,214
Charter NEX US, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27		467	467,833

			3,288,047

Diversified Consumer Services — 0.1%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 01/29/27		365	364,123
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		559	557,909
TruGreen Limited Partnership, 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 1.00% Floor), 9.25%, 11/02/28(e)		868	885,360

			1,807,392

Diversified Financial Services — 1.1%
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, 05/04/29(c)(e)(m)		739	731,610
Delta TopCo, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27		2,298	2,302,484
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 02/16/28		543	544,378
LBM Acquisition LLC
Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		32	31,748
Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		215	213,761
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		4,255	4,264,535
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		5,009	5,034,839
White Cap Buyer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/19/27		2,918	2,921,983

			16,045,338

Diversified Telecommunication Services — 1.4%
Frontier Communications Corp., 2021 DIP Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/01/28		1,620	1,619,940
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		904	916,973
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24		1,899	1,931,251
2017 Term Loan B5, (Fixed + 8.62%), 8.63%, 01/02/24		10,040	10,201,073
2020 DIP Term Loan, (PRIME + 4.75%, 1.00% Floor), 6.50%, 07/13/22		4,440	4,465,458
Northwest Fiber LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%), 3.82%, 04/30/27		1,126	1,124,992

			20,259,687

Electrical Equipment — 0.1%
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 03/31/27		1,244	1,237,398

76	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment — 0.1%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/12/25(e)	USD	2,096	$2,159,359

Health Care Equipment & Supplies — 0.1%
Ortho-Clinical Diagnostics SA
2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.09%, 06/30/25		455	454,727
EUR Term Loan B, (3 mo.EURIBOR + 3.50%), 3.50%, 06/30/25	EUR	990	1,174,139

			1,628,866

Health Care Providers & Services — 1.1%
AHP Health Partners, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/30/25	USD	943	944,542
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.00%, 01/08/27		2,130	2,135,316
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		3,811	3,241,275
EyeCare Partners LLC
2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.25%), 8.35%, 02/18/28		3,500	3,351,250
2020 Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 02/18/27		748	740,928
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.75%), 2.88%, 07/02/25		1,064	1,060,798
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 08/06/26		995	994,741
Quorum Health Corp., 2020 Term Loan, (1 mo. LIBOR + 8.25%, 1.00% Floor), 9.25%, 04/29/25(c)		1,479	1,495,770
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 11/16/25		442	440,578
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 12/13/26		2,375	2,364,122

			16,769,320

Health Care Services — 0.1%
Azalea Topco, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 3.69%, 07/25/26		983	976,768

Health Care Technology — 0.7%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.41%, 02/11/26		682	683,784
Polaris Newco LLC, USD Term Loan B, (6 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 06/04/28		2,071	2,075,929
Verscend Holdings Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 02/01/29(e)		8,084	8,164,840

			10,924,553

Hotels, Restaurants & Leisure — 0.6%
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 12/23/24		1,492	1,478,673
2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.60%, 07/20/25		898	900,419
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		2,074	2,057,473

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(e)	USD	292	$323,862
Great Canadian Gaming Corp., Term Loan, 11/01/26(c)(m)		303	303,379
IRB Holding Corp, 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		2,025	2,023,570
Life Time Fitness, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 12/16/24		1,341	1,343,984

			8,431,360

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.10%, 08/12/26		93	91,912

Industrial Conglomerates — 0.2%
PSAV Holdings LLC, 2018 2nd Lien Term Loan, (6 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 09/01/25		1,279	1,029,728
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		1,796	1,805,936

			2,835,664

Insurance — 0.7%
Alliant Holdings Intermediate LLC
2020 Term Loan B3, 11/06/27(c)(m)		762	763,029
Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		1,990	1,966,964
HUB International Ltd., 2018 Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 04/25/25		1,393	1,376,650
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 09/01/27		1,051	1,050,070
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 12/31/25		3,593	3,552,183
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		1,257	1,254,549
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		538	538,878

			10,502,323

Interactive Media & Services — 0.3%
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26		640	639,785
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		3,886	3,941,328

			4,581,113

Internet & Direct Marketing Retail — 0.1%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27		1,269	1,268,820

IT Services — 1.4%
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/02/25		1,468	1,459,217
Celestial -Saturn Parent, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.50% Floor), 7.00%, 04/13/29(e)		1,413	1,420,065

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	77

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27	USD	1,470	$1,472,101
Optiv Security, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/01/24		2,238	2,184,460
Peak 10 Holding Corp.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 3.65%, 08/01/24		863	789,622
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 7.38%, 08/01/25		420	375,001
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		2,323	2,266,191
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28		10,251	10,571,344
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/05/26		903	902,124

			21,440,125

Life Sciences Tools & Services — 0.3%
Icon Luxembourg Sarl(c)(m)
1st Lien Term Loan B, 06/16/28		538	539,102
Term Loan B, 06/16/28		2,162	2,164,645
Parexel International Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 09/27/24		1,906	1,894,842

			4,598,589

Machinery — 0.6%
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 5.10%, 09/21/26		2,342	2,347,879
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.17%, 03/28/25		7,469	7,333,067

			9,680,946

Media — 1.2%
A-L Parent LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		474	457,591
Altice Financing SA, 2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 07/15/25		240	235,856
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.15%, 08/14/26		1,000	997,573
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.69%, 08/21/26		6,274	6,119,894
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		1,011	1,011,158
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 09/13/24		1,990	1,979,159
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/23/29		288	292,141
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		193	193,314
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/09/27		6,160	6,091,004

			17,377,690

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 0.7%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 11/01/25(c)	USD	9,113	$10,050,751
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/24(e)		90	54,239

			10,104,990

Pharmaceuticals — 0.2%
Endo Luxembourg Finance Co. I Sarl, 2021 Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 5.75%, 03/27/28		2,494	2,402,493

Professional Services — 0.2%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		3,041	3,025,446

Software — 3.3%
Barracuda Networks, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 10/30/28		958	973,959
By Crown Parent LLC, Term Loan B1, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/26		130	130,235
Castle US Holding Corp., USD Term Loan B, (3 mo. LIBOR + 3.75%), 3.90%, 01/29/27		1,181	1,164,895
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		978	977,281
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.43%, 05/27/24		1,707	1,635,744
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 8.75%, 07/31/28		506	522,131
2020 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 07/31/27		1,396	1,393,472
Helios Software Holdings, Inc., 2021 USD Term Loan B, (6 mo. LIBOR + 3.75%), 3.90%, 03/11/28		662	661,823
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed + 7.12%), 7.13%, 02/25/25		2,634	2,679,094
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 02/25/27		2,259	2,243,308
Magenta Buyer LLC(c)(m)
2021 USD 1st Lien Term Loan, 05/03/28		3,087	3,083,913
2021 USD 2nd Lien Term Loan, 05/03/29(e)		1,960	1,935,500
Mitchell International, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 11/29/24		2,372	2,348,121
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.35%, 12/01/25		613	612,346
Planview Parent, Inc., 2nd Lien Term Loan, (1 Week LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/17/28		850	845,750
Project Alpha Intermediate Holding, Inc., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.11%, 04/26/24		1,006	1,006,659
Proof Point, Inc.(c)(m)
1st Lien Term Loan, 06/09/28		1,334	1,325,836
2nd Lien Term Loan, 06/08/29		2,006	2,023,552

78	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/22/28	USD	1,799	$1,792,704
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 7.25%, 04/22/29		6,751	6,945,445
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.34%, 05/30/25		1,785	1,764,709
Sabre GLBL, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		483	484,988
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 3.33%, 08/01/25		3,705	3,679,498
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27		3,380	3,380,725
Tempo Acquisition LLC
2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26		171	171,418
Term Loan, (PRIME + 1.75%), 5.00%, 05/01/24 .		1,845	1,841,166
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.36%, 03/04/28		1,576	1,597,670
Ultimate Software Group, Inc.
2021 Incremental Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 05/03/26		880	880,869
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/03/26		564	564,120

			48,666,931

Specialty Retail — 0.3%
Eyemart Express LLC, 2020 2nd Lien Term Loan, 08/04/25(c)(m)		438	435,213
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/28		3,167	3,167,792
Sotheby’s, Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 01/15/27		742	745,763
Staples, Inc., 7 Year Term Loan, (3 mo. LIBOR + 5.00%), 5.18%, 04/16/26		845	822,144

			5,170,912

Trading Companies & Distributors — 0.0%
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 02/03/28		570	565,500

Wireless Telecommunication Services — 0.2%
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.85%, 06/10/27		2,508	2,506,798

Total Floating Rate Loan Interests — 19.2% (Cost: $285,707,156)			288,090,222

Security	Shares		Value

Investment Companies

Equity Funds — 0.6%
iShares Preferred & Income Securities ETF(n)		203,000	$7,985,005

Total Investment Companies — 0.6% (Cost: $7,427,338)			7,985,005

		Par (000)

Preferred Securities

Capital Trusts — 2.2%

Automobiles(a)(i) — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%	USD	655	733,600
Volkswagen International Finance NV
3.88%	EUR	100	131,016
Series ., 3.50%		100	128,016

			992,632

Banks(i) — 0.2%
CaixaBank SA, 6.38%(a)		200	258,773
CIT Group, Inc., Series A, 5.80%(a)	USD	1,647	1,701,137
ING Groep NV, 6.75%(a)		200	220,500
Intesa Sanpaolo SpA, 7.75%(a)	EUR	200	290,193
Stichting AK Rabobank Certificaten, 2.19%(l)		161	256,404

			2,727,007

Diversified Financial Services(a)(i) — 1.6%
Banco Santander SA, 4.38%		200	244,858
Bank of America Corp.
Series AA, 6.10%	USD	130	145,973
Series X, 6.25%		2,242	2,480,212
Series Z, 6.50%		1,634	1,850,505
Credit Suisse Group AG(b)
6.38%		1,658	1,848,057
5.25%		1,077	1,138,927
6.25%		200	219,000
HSBC Holdings PLC, 6.00%		2,298	2,550,780
JPMorgan Chase & Co.
Series FF, 5.00%		5,918	6,255,030
Series HH, 4.60%		1,416	1,467,401
Series Q, 5.15%		850	877,625
Series U, 6.13%		4,228	4,582,095
Natwest Group PLC, 8.63%		607	611,383
UniCredit SpA, 3.88%	EUR	200	226,775

			24,498,621

Diversified Telecommunication Services(a)(i) — 0.1%
Telefonica Europe BV
5.88%		200	263,829
4.38%		600	771,788

			1,035,617

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		320	388,879

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	79

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing — 0.0%
Casino Guichard Perrachon SA, 3.99%(a)(i)	EUR	100	$87,271

Health Care Providers & Services — 0.0%
Korian SA, 4.13%(a)(i)	GBP	200	279,338

Insurance — 0.0%
Legal & General Group PLC, 5.63%(a)(i)		200	309,859

Internet & Direct Marketing Retail — 0.0%
Rakuten Group, Inc., 4.25%(a)(i)	EUR	225	274,798

Oil, Gas & Consumable Fuels(a)(i) — 0.1%
Abertis Infraestructuras Finance BV, 3.25%		200	245,154
BP Capital Markets PLC, 4.25%	GBP	125	183,097
Repsol International Finance BV
3.75%	EUR	100	126,853
4.25%		100	130,422

			685,526

Real Estate Management & Development(a)(i) — 0.0%
Aroundtown SA, 3.38%		100	123,170
Heimstaden Bostad AB, 3.00%		175	207,083

			330,253

Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63%(a)(i)		200	236,913

Utilities(a)(i) — 0.1%
Electricite de France SA
3.00%		200	245,095
2.88%		200	244,375
3.38%		400	495,051
6.00%	GBP	100	154,515

			1,139,036

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 4.20%, 10/03/78(a)	EUR	300	399,301

Total Capital Trusts — 2.2%			33,385,051

		Shares

Preferred Stocks — 1.1%

Banks — 0.0%
CF-B L2 (D), LLC, (Acquired 04/08/15, Cost: $666,513)(f)		680,898	7,007

Commercial Services & Supplies — 0.1%
Verscend Intermediate Holding(e)		790	835,027

Security	Shares	Value

Insurance — 0.1%
Alliant Holdings, Inc.(e)	1,431	$1,402,366

Interactive Media & Services — 0.7%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $7,000,256)(e)(f)	63,886	10,837,303

Media — 0.2%
Ligado Networks LCC, 0.00%, 07/22/21	32,168	2,573,472

Total Preferred Stocks — 1.1%		15,655,175

Total Preferred Securities — 3.3% (Cost: $45,680,042)		49,040,226

Total Long-Term Investments — 145.1% (Cost: $2,086,838,447)		2,173,759,914

Options Purchased — 0.0% (Cost: $7,896)		15,203

Total Investments — 145.1% (Cost: $2,086,846,343)		2,173,775,117
Liabilities in Excess of Other Assets — (45.1)%		(675,177,843)

Net Assets — 100.0%		$1,498,597,274

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Non-income producing security.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $12,373,415, representing 0.8% of its net assets as of period end, and an original cost of $8,075,513.

(g)	Convertible security.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Zero-coupon bond.
(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Affiliate of the Trust.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

80	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$ —	$—	$—	$—	$—	$—	—	$174	$—
iShares Preferred & Income Securities ETF	9,511,970	—	(1,675,627)	62,881	85,781	7,985,005	203,000	161,719	—

				$62,881	$85,781	$7,985,005		$161,893	$—

(a)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
Euro Bund	3	09/08/21	$614	$(3,738)
10-Year U.S. Treasury Note	183	09/21/21	24,233	(91,495)
U.S. Long Bond	4	09/21/21	642	(14,242)
Ultra U.S. Treasury Bond	32	09/21/21	6,160	(255,195)
Long Gilt	4	09/28/21	709	(5,025)
5-Year U.S. Treasury Note	146	09/30/21	18,014	56,808

				$(312,887)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	47,031,835	EUR	38,798,000	BNP Paribas S.A.	09/15/21	$957,076
USD	159,638	EUR	134,000	Morgan Stanley & Co. International PLC	09/15/21	505
USD	239,199	EUR	197,000	Natwest Markets PLC	09/15/21	5,251
USD	75,197	EUR	62,000	State Street Bank and Trust Co.	09/15/21	1,569
USD	7,111,716	GBP	5,032,000	BNP Paribas S.A.	09/15/21	149,789
USD	139,446	GBP	99,000	Morgan Stanley & Co. International PLC	09/15/21	2,477
USD	80,703	GBP	57,000	State Street Bank and Trust Co.	09/15/21	1,842
USD	199,127	GBP	141,000	State Street Bank and Trust Co.	09/15/21	4,049
USD	206,997	GBP	146,000	State Street Bank and Trust Co.	09/15/21	5,002

						$1,127,560

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Euro STOXX Banks	39	09/17/21	EUR	90.00	EUR	0	$15,203

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	81

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank PLC	12/20/23	NR	USD	856	$(13,399)	$(33,764)	$20,365
Altice France SA.	5.00	Quarterly	Credit Suisse International	06/20/25	B	EUR	80	8,808	7,388	1,420
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	NR	USD	1,221	(62,180)	(134,216)	72,036
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	BB+	EUR	60	8,701	9,251	(550)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B	EUR	70	10,056	8,332	1,724
CMA CGM SA	5.00	Quarterly	Goldman Sachs International	06/20/26	B	EUR	20	1,828	1,855	(27)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/26	NR	EUR	30	2,742	1,538	1,204

								$(43,444)	$(139,616)	$96,172

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Trust		Received by the Trust								Upfront Premium	Unrealized
Rate	Frequency	Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Paid (Received)	Appreciation Depreciation

3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	09/20/21	USD	5,139	$265,050	$—	$265,050
3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	09/20/21	USD	1,513	63,902	—	63,902
3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	09/20/21	USD	1,766	56,479	—	56,479
3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	09/20/21	USD	7,709	162,163	—	162,163
3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	09/20/21	USD	1,000	21,338	—	21,338
3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Barclays Bank PLC	N/A	09/20/21	USD	1,000	20,676	—	20,676
3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	12/20/21	USD	5,044	103,361	—	103,361
3-Month LIBOR, Plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	12/20/21	USD	1,707	33,607	—	33,607
3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	12/20/21	USD	1,500	29,462	—	29,462
3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	12/20/21	USD	2,886	70,535	—	70,535
3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	12/20/21	USD	1,800	55,127	—	55,127
3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Barclays Bank PLC	N/A	12/20/21	USD	2,048	49,396	—	49,396

82	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Total Return Swaps (continued)

Paid by the Trust		Received by the Trust								Upfront Premium	Unrealized
Rate	Frequency	Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Paid (Received)	Appreciation Depreciation
3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	12/20/21	USD	775	$12,758	$—	$12,758
3-Month LIBOR, plus 0.15%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	12/20/21	USD	2,296	38,526	—	38,526

									$982,380	$—	$982,380

Balances Reported in the Consolidated Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$28,364	$(167,980)	$1,079,129	$(577)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$56,808	$—	$56,808
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,127,560	—	—	1,127,560
Options purchased
Investments at value — unaffiliated(b)	—	—	15,203	—	—	—	15,203
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	125,113	—	—	982,380	—	1,107,493

	$—	$125,113	$15,203	$1,127,560	$1,039,188	$—	$2,307,064

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$369,695	$—	$369,695
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	168,557	—	—	—	—	168,557

	$—	$168,557	$—	$—	$369,695	$—	$538,252

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$428,122	$—	$5,328,475	$—	$5,756,597
Forward foreign currency exchange contracts	—	—	—	(842,688)	—	—	(842,688)
Options purchased(a)	—	—	36,755	—	—	—	36,755

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	83

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Options written	$—	$—	$(7,419)	$—	$—	$—	$(7,419)
Swaps	—	55,394	—	—	1,113,082	—	1,168,476

	$—	$55,394	$457,458	$(842,688)	$6,441,557	$—	$6,111,721

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(400,309)	$—	$(400,309)
Forward foreign currency exchange contracts	—	—	—	2,444,621	—	—	2,444,621
Options purchased(b)	—	—	13,409	—	—	—	13,409
Swaps	—	52,929	—	—	(225,801)	—	(172,872)

	$—	$52,929	$13,409	$2,444,621	$(626,110)	$—	$1,884,849

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$52,681,927
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$55,983,102
Average amounts sold — in USD	$1,245,366
Options
Average value of option contracts purchased	$16,098
Average value of option contracts written	$—	(a)
Credit default swaps
Average notional value — buy protection	$159,094
Average notional value — sell protection	$2,407,053
Total return swaps
Average notional value	$36,183,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$—		$65,416
Forward foreign currency exchange contracts	1,127,560		—
Options	15,203	(a)	—
Swaps — centrally cleared	62,592		—
Swaps — OTC(b)	1,107,493		168,557

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	2,312,848		233,973

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(77,795)		(65,416)

Total derivative assets and liabilities subject to an MNA	$2,235,053		$168,557

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statements of Assets and Liabilities.

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Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Barclays Bank PLC	$162,473	$(162,473)		$—	$—	$—
BNP Paribas S.A.	1,106,865	—		—	—	1,106,865
Credit Suisse International	11,550	—		—	—	11,550
Goldman Sachs International	1,855	(27)		—	—	1,828
JPMorgan Chase Bank N.A.	10,056	—		—	—	10,056
Morgan Stanley & Co. International PLC	924,541	(550)		—	(870,000)	53,991
Natwest Markets PLC	5,251	—		—	—	5,251
State Street Bank and Trust Co.	12,462	—		—	—	12,462

	$2,235,053	$(163,050)		$—	$(870,000)	$1,202,003

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)

Barclays Bank PLC	$167,980	$(162,473)		$—	$—	$5,507
Goldman Sachs International	27	(27)		—	—	—
Morgan Stanley & Co. International PLC	550	(550)		—	—	—

	$168,557	$(163,050)		$—	$—	$5,507

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$3,218,658	$—	$3,218,658
Common Stocks
Auto Components	39,789	—	—	39,789
Building Products	47,555	—	—	47,555
Chemicals	5,627,243	—	—	5,627,243
Communications Equipment	1,080,161	—	—	1,080,161
Consumer Finance	50	—	—	50
Diversified Financial Services	—	—	22,236	22,236
Diversified Telecommunication Services	—	96,453	—	96,453
Electrical Equipment	1,477,771	—	—	1,477,771
Energy Equipment & Services	—	—	74,918	74,918
Entertainment	1,273,909	—	—	1,273,909
Equity Real Estate Investment Trusts (REITs)	10,087,087	—	—	10,087,087
Hotels, Restaurants & Leisure	1,057,080	—	—	1,057,080
Life Sciences Tools & Services	5,104,938	—	—	5,104,938
Media	1,298,017	—	—	1,298,017
Metals & Mining	3,199,878	—	—	3,199,878
Oil, Gas & Consumable Fuels	22,289,285	1,529,105	—	23,818,390

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	85

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Road & Rail	$850,536	$—	$—	$850,536
Semiconductors & Semiconductor Equipment	32,694	—	—	32,694
Corporate Bonds
Aerospace & Defense	—	70,740,156	—	70,740,156
Airlines	225,793	37,526,455	—	37,752,248
Auto Components	—	30,195,612	—	30,195,612
Automobiles	—	28,695,246	—	28,695,246
Banks	—	10,966,074	—	10,966,074
Beverages	—	31,476,460	—	31,476,460
Biotechnology	—	698,826	—	698,826
Building Materials	—	19,726,930	—	19,726,930
Building Products	—	16,115,759	—	16,115,759
Capital Markets	—	26,147,520	—	26,147,520
Chemicals	—	31,252,685	—	31,252,685
Commercial Services & Supplies	—	18,923,408	—	18,923,408
Communications Equipment	—	16,965,774	—	16,965,774
Construction & Engineering	—	2,450,932	—	2,450,932
Construction Materials	—	16,436,451	—	16,436,451
Consumer Discretionary	—	37,654,051	—	37,654,051
Consumer Finance	119,729	31,099,028	—	31,218,757
Containers & Packaging	—	8,164,906	—	8,164,906
Diversified Consumer Services	—	44,685,761	—	44,685,761
Diversified Financial Services	—	23,223,151	—	23,223,151
Diversified Telecommunication Services	—	62,753,289	—	62,753,289
Electric Utilities	—	13,831,316	—	13,831,316
Electrical Equipment	—	2,793,141	—	2,793,141
Electronic Equipment, Instruments & Components	—	10,685,589	—	10,685,589
Energy Equipment & Services	—	10,616,678	3,660,579	14,277,257
Environmental, Maintenance, & Security Service	—	15,811,391	—	15,811,391
Equity Real Estate Investment Trusts (REITs)	—	34,802,694	—	34,802,694
Food & Staples Retailing	—	39,904,169	—	39,904,169
Food Products	—	13,482,872	—	13,482,872
Gas Utilities	—	1,221,990	—	1,221,990
Health Care Equipment & Supplies	—	13,118,562	—	13,118,562
Health Care Providers & Services	—	93,461,496	—	93,461,496
Health Care Technology	—	19,968,092	—	19,968,092
Healthcare	—	622,914	—	622,914
Hotels, Restaurants & Leisure	97,767	90,413,260	—	90,511,027
Household Durables	—	21,140,575	—	21,140,575
Household Products	—	1,055,600	—	1,055,600
Independent Power and Renewable Electricity Producers	—	12,387,796	—	12,387,796
Insurance	—	30,570,466	—	30,570,466
Interactive Media & Services	—	12,771,677	—	12,771,677
Internet Software & Services	—	16,984,804	—	16,984,804
IT Services	—	42,415,785	—	42,415,785
Leisure Products	—	3,637,382	—	3,637,382
Machinery	—	19,923,312	—	19,923,312
Media	—	199,312,327	—	199,312,327
Metals & Mining	194,660	41,398,248	—	41,592,908
Mortgage Real Estate Investment Trusts (REITs)	—	1,107,169	—	1,107,169
Multi-line Retail	—	7,095,992	—	7,095,992
Offshore Drilling & Other Services	—	1,624,056	—	1,624,056
Oil, Gas & Consumable Fuels	1,088,495	217,413,964	—	218,502,459
Personal Products	—	1,882,748	—	1,882,748
Pharmaceuticals	—	50,115,243	—	50,115,243
Real Estate Management & Development	—	11,464,266	—	11,464,266
Road & Rail	—	1,815,096	—	1,815,096
Semiconductors & Semiconductor Equipment	116,145	14,895,285	—	15,011,430
Software	—	42,151,612	—	42,151,612
Specialty Retail	—	21,263,822	—	21,263,822
Textiles, Apparel & Luxury Goods	210,179	3,280,936	—	3,491,115
Thrifts & Mortgage Finance	—	8,470,786	—	8,470,786
Transportation	—	278,833	—	278,833

86	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Transportation Infrastructure	$—	$461,835	$—	$461,835
Utilities	—	4,750,088	—	4,750,088
Wireless Telecommunication Services	—	48,221,410	—	48,221,410
Floating Rate Loan Interests	—	268,986,661	19,103,561	288,090,222
Investment Companies	7,985,005	—	—	7,985,005
Preferred Securities
Capital Trusts	—	33,385,051	—	33,385,051
Preferred Stocks	—	2,573,472	13,074,696	15,648,168
Options Purchased
Equity Contracts	15,203	—	—	15,203
Unfunded Floating Rate Loan Interests(a)	—	37	—	37

	$63,518,969	$2,074,313,188	$35,935,990	2,173,768,147

Investments Valued at NAV(b)				7,007

				$2,173,775,154

Derivative Financial Instruments(c)
Assets
Credit Contracts	$—	$96,749	$—	$96,749
Foreign Currency Exchange Contracts	—	1,127,560	—	1,127,560
Interest Rate Contracts	56,808	982,380	—	1,039,188
Liabilities
Credit Contracts	—	(577)	—	(577)
Interest Rate Contracts	(369,695)	—	—	(369,695)

	$(312,887)	$2,206,112	$—	$1,893,225

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $657,000,000 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Total

Assets
Opening balance, as of December 31, 2020	$1,712,957	$2,451,440	$19,366,986	$10,338,450	$33,869,833
Transfers into Level 3(a)	—	—	—	—	—
Transfers out of Level 3(b)	—	—	(15,979,436)	(1,930,104)	(17,909,540)
Accrued discounts/premiums	—	70,859	11,164	—	82,023
Net realized gain (loss)	(3,355,506)	14,996	295	—	(3,340,215)
Net change in unrealized appreciation (depreciation)(c)(d)	4,109,875	1,152,660	398,015	3,892,150	9,552,700
Purchases	—	64,245	15,318,450	774,200	16,156,895
Sales	(2,370,172)	(93,621)	(11,913)	—	(2,475,706)

Closing balance, as of June 30, 2021	$97,154	$3,660,579	$19,103,561	$13,074,696	$35,935,990

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(c)	$(144,960)	$1,176,673	$398,015	$3,892,150	$5,321,878

(a)

As of December 31, 2020, the Trust used observable inputs in determining the value of certain investments. As of June 30, 2021, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2020, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2021, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	87

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

with values based upon unadjusted third party pricing information in the amount of $19,125,797. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$74,918	Market	EBITDA Multiple	3.50x		—
Corporate Bonds	3,660,579	Income	Discount Rate	11%		—
		Market	EBITDA Multiple	3.50x		—
Preferred Stocks	13,074,696	Income	Discount Rate	11% - 28%		25%
		Market	Revenue Multiple	7.47x		—

	$16,810,193

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

88	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 2.34%, 10/21/28(a)(b)	$500	$500,032
Allegro CLO VI Ltd.(a)(b)
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 1.69%, 01/17/31	360	358,022
Series 2017-2A, Class C, (3 mo. LIBOR US + 1.80%), 1.99%, 01/17/31	2,400	2,383,568
ALM VII R Ltd.(a)(b)
Series 2013-7R2A, Class A2R2, (3 mo. LIBOR US + 1.65%), 1.78%, 10/15/27	750	751,055
Series 2013-7R2A, Class BR2, (3 mo. LIBOR US + 2.20%), 2.33%, 10/15/27	400	400,000
American Airlines Group, Inc., 5.18%, 08/15/23(c)	1,598	1,596,018
Anchorage Capital CLO Ltd.(a)(b)
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 2.28%, 10/13/30	1,000	997,485
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 2.03%, 01/28/31	1,000	995,015
Anchorage Capital CLO R Ltd., Series 2014-3RA, Class D, (3 mo. LIBOR US + 2.60%), 2.78%, 01/28/31(a)(b)	1,000	973,709
Apidos CLO XV, Series 2013-15A, Class DRR, (3 mo. LIBOR US + 2.70%), 2.89%, 04/20/31(a)(b)	1,000	983,009
Apidos CLO XX, Series 2015-20A, Class BRR, (3 mo. LIBOR US + 1.95%), 2.08%, 07/16/31(a)(b)	1,000	1,000,038
Ares XLIX CLO Ltd., Series 2018-49A, Class D, (3 mo. LIBOR US + 3.00%), 3.18%, 07/22/30(a)(b)	1,000	999,902
ARES XLVII CLO Ltd., Series 2018-47A, Class D, (3 mo. LIBOR US + 2.70%), 2.83%, 04/15/30(a)(b)	1,500	1,481,774
Ares XLVIII CLO Ltd., Series 2018-48A, Class C, (3 mo. LIBOR US + 1.80%), 1.99%, 07/20/30(a)(b)	500	497,480
Ares XXXVII CLO Ltd.(a)(b)
Series 2015-4A, Class A3R, (3 mo. LIBOR US + 1.50%), 1.63%, 10/15/30	1,000	999,209
Series 2015-4A, Class BR, (3 mo. LIBOR US + 1.80%), 1.93%, 10/15/30	1,750	1,740,781
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, (3 mo. LIBOR US + 1.18%), 1.36%, 10/24/31(a)(b)	400	400,039
Atrium XV, Series 15A, Class C, (3 mo. LIBOR US + 2.20%), 2.37%, 01/23/31(a)(b)	250	250,031
Benefit Street Partners Clo XII Ltd., Series 2017-12A, Class B, (3 mo. LIBOR US + 2.00%), 2.13%, 10/15/30(a)(b)	1,000	999,018
Canyon CLO Ltd., Series 2020-3A, Class C, (3 mo. LIBOR US + 2.50%), 2.63%, 01/15/34(a)(b)	500	503,088
CarVal CLO I Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.89%), 3.02%, 07/16/31(a)(b)	500	499,996
Cent CLO Ltd., Series C17A, Class BR, (3 mo. LIBOR US + 1.85%), 2.04%, 04/30/31(a)(b)	1,000	991,910
CIFC Funding II Ltd.(a)(b)
Series 2013-2A, Class A3LR, (3 mo. LIBOR US + 1.95%), 2.14%, 10/18/30	1,000	997,486
Series 2013-2A, Class B1LR, (3 mo. LIBOR US + 3.05%), 3.24%, 10/18/30	1,000	1,000,096
CIFC Funding Ltd.(a)(b)
Series 2014-4RA, Class A2, (3 mo. LIBOR US + 1.65%), 1.84%, 10/17/30	600	599,998
Series 2014-4RA, Class B, (3 mo. LIBOR US + 2.20%), 2.39%, 10/17/30	400	399,984

Security	Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.(a)(b) (continued)
Series 2018-1A, Class C, (3 mo. LIBOR US + 1.75%), 1.94%, 04/18/31	$1,000	$991,986
Series 2018-1A, Class D, (3 mo. LIBOR US + 2.65%), 2.84%, 04/18/31	1,200	1,182,548
Elevation CLO Ltd., Series 2017-7A, Class C, (3 mo. LIBOR US + 1.90%), 2.03%, 07/15/30(a)(b)	1,500	1,462,952
Galaxy XX CLO Ltd., Series 2015-20A, Class D1R, (3 mo. LIBOR US + 2.60%), 2.79%, 04/20/31(a)(b)	1,000	991,392
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.50%), 2.63%, 04/15/31(a)(b)	1,000	988,147
Highbridge Loan Management Ltd.(a)(b)
Series 12A-18, Class B, (3 mo. LIBOR US + 1.85%), 2.04%, 07/18/31	1,250	1,242,964
Series 4A-2014, Class A2R, (3 mo. LIBOR US + 1.50%), 1.68%, 01/28/30	650	648,755
Series 6A-2015, Class BR, (3 mo. LIBOR US + 1.75%), 1.93%, 02/05/31	1,500	1,484,317
Long Point Park CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 1.89%, 01/17/30(a)(b)	1,000	989,566
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, (3 mo. LIBOR US + 1.90%), 2.03%, 04/19/30(a)(b)	1,000	996,011
Madison Park Funding XXVII Ltd.(a)(b)
Series 2018-27A, Class B, (3 mo. LIBOR US + 1.80%), 1.99%, 04/20/30	1,000	991,750
Series 2018-27A, Class C, (3 mo. LIBOR US + 2.60%), 2.79%, 04/20/30	1,000	985,282
Marble Point CLO XI Ltd., Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 1.69%, 12/18/30(a)(b)	1,000	990,222
MP CLO III Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 2.00%), 2.19%, 10/20/30(a)(b)	1,000	989,647
Neuberger Berman CLO XV, Series 2013-15A, Class CR, (3 mo. LIBOR US + 2.05%), 2.18%, 10/15/29(a)(b)	1,000	999,957
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR2, (3 mo. LIBOR US + 3.00%), 3.19%, 10/21/30(a)(b)	2,700	2,686,530
Neuberger Berman CLO XXII Ltd.(a)(b)
Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 1.78%, 10/17/30	400	400,011
Series 2016-22A, Class CR, (3 mo. LIBOR US + 2.20%), 2.33%, 10/17/30	1,000	1,000,142
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class CR, (3 mo. LIBOR US + 2.15%), 2.28%, 10/17/27(a)(b)	500	500,056
Neuberger Berman Loan Advisers CLO Ltd.(a)(b)
Series 2017-26A, Class A, (3 mo. LIBOR US + 1.17%), 1.30%, 10/18/30	2,000	2,000,051
Series 2017-26A, Class B, (3 mo. LIBOR US + 1.50%), 1.63%, 10/18/30	1,000	997,760
Series 2017-26A, Class C, (3 mo. LIBOR US + 1.75%), 1.88%, 10/18/30	1,500	1,496,190
Series 2018-27A, Class D, (3 mo. LIBOR US + 2.60%), 2.73%, 01/15/30	1,000	984,356
OCP CLO Ltd.(a)(b)
Series 2014-6A, Class BR, (3 mo. LIBOR US + 2.15%), 2.28%, 10/17/30	500	500,054
Series 2015-10A, Class CR, (3 mo. LIBOR US + 2.60%), 2.78%, 10/26/27	600	599,994

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
OCP CLO Ltd.(a)(b) (continued)
Series 2016-11A, Class BR, (3 mo. LIBOR US + 2.45%), 2.63%, 10/26/30	$1,500	$1,500,618
Series 2016-12A, Class BR, (3 mo. LIBOR US + 2.20%), 2.39%, 10/18/28	1,000	1,000,145
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.95%), 2.11%, 11/20/30	1,000	997,333
Octagon Investment Partners 26 Ltd., Series 2016- 1A, Class DR, (3 mo. LIBOR US + 2.85%), 2.98%, 07/15/30(a)(b)	500	495,598
Octagon Investment Partners 34 Ltd., Series 2017- 1A, Class B1, (3 mo. LIBOR US + 1.40%), 1.59%, 01/20/30(a)(b)	1,000	990,214
Octagon Investment Partners Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.75%), 2.94%, 01/20/31(a)(b)	1,000	991,088
Octagon Investment Partners XVII Ltd.(a)(b)
Series 2013-1A, Class BR2, (3 mo. LIBOR US + 1.40%), 1.58%, 01/25/31	1,000	999,215
Series 2013-1A, Class CR2, (3 mo. LIBOR US + 1.70%), 1.88%, 01/25/31	1,000	989,346
Octagon Investment Partners XXII Ltd., Series 2014- 1A, Class CRR, (3 mo. LIBOR US + 1.90%), 2.08%, 01/22/30(a)(b)	900	898,600
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (3 mo. LIBOR US + 2.90%), 3.07%, 07/23/30(a)(b)	600	593,865
OHA Loan Funding Ltd., Series 2015-1A, Class DR2, (3 mo. LIBOR US + 4.00%), 4.16%, 11/15/32(a)(b)	1,000	1,004,350
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo. LIBOR US + 1.90%), 2.09%, 01/20/31(a)(b)	1,800	1,801,048
Palmer Square CLO Ltd.(a)(b)
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 1.64%, 04/18/31	1,500	1,492,670
Series 2019-1A, Class C, (3 mo. LIBOR US + 3.75%), 3.90%, 11/14/32	1,000	1,005,020
Park Avenue Institutional Advisers CLO Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 3.85%), 4.01%, 05/15/32(a)(b)	1,500	1,500,258
Regatta VII Funding Ltd., Series 2016-1A, Class DR2, (3 mo. LIBOR US + 3.05%), 3.18%, 06/20/34(a)(b)(c)	500	500,000
Regatta XVI Funding Ltd.(a)(b)
Series 2019-2A, Class C, (3 mo. LIBOR US + 2.70%), 2.83%, 01/15/33	1,000	1,004,036
Series 2019-2A, Class D, (3 mo. LIBOR US + 3.90%), 4.03%, 01/15/33	1,000	1,005,919
Rockford Tower CLO Ltd.(a)(b)
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 1.38%, 10/20/30	2,000	2,000,401
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 2.84%, 10/20/30	1,000	987,902
RR Ltd., Series 2018-5A, Class C, (3 mo. LIBOR US + 3.10%), 3.23%, 10/15/31(a)(b)	650	650,075
Sound Point Clo XXI Ltd., Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.18%), 1.36%, 10/26/31(a)(b)	1,400	1,400,001
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 2.73%, 01/15/30(a)(b)	1,500	1,495,570

Security	Par (000)	Value

Asset-Backed Securities (continued)
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 1.28%, 01/16/31(a)(b)	$2,500	$2,499,997
TICP CLO IX Ltd., Series 2017-9A, Class A, (3 mo. LIBOR US + 1.14%), 1.33%, 01/20/31(a)(b)	1,000	999,696
York CLO Ltd.(a)(b)
Series 2014-1A, Class ARR, (3 mo. LIBOR US + 1.12%), 1.30%, 10/22/29	2,000	2,000,985
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.85%), 2.03%, 01/22/31	1,500	1,498,928
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 2.78%, 01/22/31	1,800	1,767,932

Total Asset-Backed Securities — 5.8% (Cost: $84,403,864)		84,470,193

	Shares

Common Stocks

Oil, Gas & Consumable Fuels — 0.1%
Extraction Oil & Gas, Inc., (Acquired 03/05/21, Cost: $142,030)(d)	11,417	624,296
SM Energy Co.	29,048	715,452

		1,339,748

Total Common Stocks — 0.1% (Cost: $266,756)		1,339,748

	Par (000)

Corporate Bonds

Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48	$2,215	2,961,243

Aerospace & Defense — 4.1%
Boeing Co., 5.15%, 05/01/30(e)	6,775	8,022,650
Bombardier, Inc.(b)
8.75%, 12/01/21	1,794	1,854,099
6.00%, 10/15/22(e)	3	3,004
6.13%, 01/15/23	1,425	1,500,703
7.50%, 12/01/24	442	461,890
7.50%, 03/15/25	114	117,232
7.13%, 06/15/26	1,322	1,384,134
7.88%, 04/15/27(f)	825	855,938
7.45%, 05/01/34	137	146,590
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)	516	531,480
General Dynamics Corp., 4.25%, 04/01/50	1,260	1,617,112
General Electric Co., 3.63%, 05/01/30	2,340	2,609,285
Howmet Aerospace, Inc., 5.13%, 10/01/24	45	49,669
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)	1,010	1,056,712
Lockheed Martin Corp., 2.80%, 06/15/50	1,965	1,973,110
Moog, Inc., 4.25%, 12/15/27(b)	320	331,200
Northrop Grumman Corp.
4.03%, 10/15/47	2,400	2,863,402
5.25%, 05/01/50	3,050	4,283,633
Raytheon Technologies Corp.
4.63%, 11/16/48	2,805	3,608,549

90	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Raytheon Technologies Corp. (continued)
3.13%, 07/01/50(f)	$3,545	$3,639,582
Rolls-Royce PLC, 5.75%, 10/15/27(b)	1,533	1,688,584
TransDigm, Inc.
8.00%, 12/15/25(b)	1,596	1,724,478
6.25%, 03/15/26(b)(f)	15,876	16,749,180
6.38%, 06/15/26	16	16,576
7.50%, 03/15/27	432	459,540
4.63%, 01/15/29(b)	516	516,181
4.88%, 05/01/29(b)	622	627,909
Triumph Group, Inc., 8.88%, 06/01/24(b)	1,706	1,897,925

		60,590,347

Airlines — 1.7%
American Airlines Group, Inc., 5.18%, 08/15/23(a)(c)	1,584	1,558,620
American Airlines, Inc., 11.75%, 07/15/25(b)	775	972,625
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
5.50%, 04/20/26	1,078	1,141,332
5.75%, 04/20/29	1,943	2,101,056
British Airways Pass Through Trust, Series 2020-1, Class A, 4.25%, 11/15/32(b)	1,920	2,066,550
Delta Air Lines, Inc., 7.00%, 05/01/25(b)	174	203,056
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(b)	531	570,087
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)	2,480	2,730,480
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)	1,973	1,840,089
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27(e)	6,461	7,168,733
Series B, 4.75%, 04/11/22(f)	1,915	1,946,599
United Airlines, Inc.(b)
4.38%, 04/15/26	1,022	1,057,954
4.63%, 04/15/29	863	893,205

		24,250,386

Auto Components — 1.2%
BorgWarner, Inc., 2.65%, 07/01/27	2,710	2,874,113
Clarios Global LP, 6.75%, 05/15/25(b)	497	529,295
Clarios Global LP/Clarios US Finance Co.(b)
6.25%, 05/15/26(f)	4,801	5,114,553
8.50%, 05/15/27(e)	6,515	7,102,653
Goodyear Tire & Rubber Co.
5.00%, 07/15/29(b)	270	282,690
5.25%, 07/15/31(b)	797	832,865
5.63%, 04/30/33	663	699,266

		17,435,435

Automobiles — 2.9%
Allison Transmission, Inc.(b)
5.88%, 06/01/29	855	936,225
3.75%, 01/30/31	723	710,615
Asbury Automotive Group, Inc.
4.50%, 03/01/28	197	202,418
4.75%, 03/01/30	191	199,595
Carvana Co., 5.50%, 04/15/27(b)	602	621,703
Ford Motor Co., 7.45%, 07/16/31(f)	3,660	4,812,900
Ford Motor Credit Co. LLC
5.88%, 08/02/21(f)	9,420	9,468,042
4.69%, 06/09/25	200	216,500
5.13%, 06/16/25	1,070	1,178,338

Security	Par (000)	Value

Automobiles (continued)
Ford Motor Credit Co. LLC (continued)
3.38%, 11/13/25	$207	$214,649
2.90%, 02/16/28	627	624,028
4.00%, 11/13/30	200	209,500
General Motors Co.
4.88%, 10/02/23	1,875	2,042,691
6.25%, 10/02/43	940	1,297,663
5.95%, 04/01/49(f)	3,455	4,703,236
General Motors Financial Co., Inc.
4.25%, 05/15/23	931	989,469
2.75%, 06/20/25(f)	4,235	4,458,986
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)	78	79,365
LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)	456	467,400
Lithia Motors, Inc., 3.88%, 06/01/29(b)	269	278,832
Nissan Motor Co. Ltd., 4.81%, 09/17/30(b)(f)	7,125	8,044,411
Penske Automotive Group, Inc.
3.50%, 09/01/25	441	456,788
3.75%, 06/15/29	141	141,880
Tesla, Inc., 5.30%, 08/15/25(b)	785	811,407

		43,166,641

Banks — 3.0%
Australia & New Zealand Banking Group Ltd., (5 year CMT + 1.70%), 2.57%, 11/25/35(a)(b)(f)	5,445	5,289,164
CIT Group, Inc., 5.00%, 08/01/23	286	309,238
Credit Suisse AG, 6.50%, 08/08/23(b)(f)	6,000	6,627,840
Fifth Third Bancorp, Series H, (3 mo. LIBOR US + 3.03%), 5.10%(a)(g)	5,000	5,187,500
Intesa Sanpaolo SpA(b)
5.71%, 01/15/26(f)	9,840	11,130,371
4.95%, 06/01/42	3,045	3,153,171
Santander Holdings USA, Inc., 4.40%, 07/13/27	830	932,761
Truist Financial Corp., Series L, (3 mo. LIBOR US + 3.10%), 5.05%(a)(g)	5,270	5,441,275
Wells Fargo & Co., 5.61%, 01/15/44(f)	4,119	5,629,126

		43,700,446

Beverages — 2.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(f)	6,170	7,809,678
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49(f)	5,000	6,874,205
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(h)	3,048	3,200,400
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29(b)	2,074	2,056,527
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(b)
4.13%, 08/15/26	1,315	1,357,737
5.25%, 08/15/27	1,662	1,695,240
Ball Corp., 5.25%, 07/01/25	30	33,862
Canpack SA/Eastern PA Land Investment Holding LLC, 3.13%, 11/01/25(b)	228	231,748
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26	151	184,975
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28(f)	3,215	3,774,733
Trivium Packaging Finance BV(b)(f)
5.50%, 08/15/26	2,830	2,973,481
8.50%, 08/15/27	3,036	3,300,739

		33,493,325

Biotechnology — 0.5%
Baxalta, Inc., 5.25%, 06/23/45(f)	6,000	7,947,974

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials(b) — 0.4%
CP Atlas Buyer, Inc., 7.00%, 12/01/28	$361	$374,086
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25	783	843,683
Jeld-Wen, Inc.
4.63%, 12/15/25	96	97,801
4.88%, 12/15/27	74	76,902
Masonite International Corp.
5.75%, 09/15/26	282	291,870
5.38%, 02/01/28	206	218,294
SRM Escrow Issuer LLC, 6.00%, 11/01/28	1,169	1,239,140
Standard Industries, Inc.
5.00%, 02/15/27	303	313,794
4.38%, 07/15/30	906	934,312
3.38%, 01/15/31	390	373,312
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29	386	410,098
Victors Merger Corp., 6.38%, 05/15/29	407	410,053

		5,583,345

Building Products(b) — 0.2%
LBM Acquisition LLC, 6.25%, 01/15/29	705	710,428
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26	431	451,350
SRS Distribution, Inc., 6.13%, 07/01/29	805	828,434
White Cap Buyer LLC, 6.88%, 10/15/28	1,172	1,254,333

		3,244,545

Capital Markets — 1.1%
Blackstone CQP Holdco LP, 5.50%, 05/24/31	757	788,787
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(a)(e)(g)	5,215	5,334,945
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)	532	553,280
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24	520	543,400
6.25%, 05/15/26	782	829,702
5.25%, 05/15/27	1,995	2,059,828
4.38%, 02/01/29(b)	435	432,825
Jefferies Financial Group, Inc., 5.50%, 10/18/23(f)	4,000	4,302,350
NFP Corp., 6.88%, 08/15/28(b)	589	620,046
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)	340	354,875
State Street Corp., (SOFR + 2.65%), 3.15%, 03/30/31(a)	840	918,171

		16,738,209

Chemicals — 2.4%
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)	760	742,900
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)	372	389,670
DuPont de Nemours, Inc., 5.42%, 11/15/48(f)	7,500	10,413,387
Element Solutions, Inc., 3.88%, 09/01/28(b)	2,810	2,867,043
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)	299	307,536
Herens Holdco Sarl, 4.75%, 05/15/28(b)	290	288,550
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)	203	226,349
Ingevity Corp., 3.88%, 11/01/28(b)	100	99,250
International Flavors & Fragrances, Inc., 3.47%, 12/01/50(b)	4,765	4,953,028
LYB Finance Co. BV, 8.10%, 03/15/27(b)(f)	6,000	7,986,157
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	240	253,200
SCIH Salt Holdings, Inc.(b) 4.88%, 05/01/28	660	659,921

Security	Par (000)	Value

Chemicals (continued)
SCIH Salt Holdings, Inc.(b) (continued)
6.63%, 05/01/29	$371	$371,928
Scotts Miracle-Gro Co., 4.00%, 04/01/31(b)	547	545,293
Valvoline, Inc., 3.63%, 06/15/31(b)	3	3,000
WESCO Distribution, Inc.(b)
7.13%, 06/15/25	1,485	1,604,840
7.25%, 06/15/28	1,354	1,508,153
WR Grace & Co-Conn, 5.63%, 10/01/24(b)	1,493	1,650,317

		34,870,522

Commercial Services & Supplies — 0.8%
ADT Security Corp.
4.13%, 06/15/23	174	183,135
4.88%, 07/15/32(b)	1,061	1,118,018
AerCap Global Aviation Trust, (3 mo. LIBOR US + 4.30%), 6.50%, 06/15/45(a)(b)	5,000	5,337,500
ASGN, Inc., 4.63%, 05/15/28(b)	230	240,918
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(b)	223	232,199
Fortress Transportation & Infrastructure Investors LLC(b)
6.50%, 10/01/25	163	169,316
5.50%, 05/01/28	645	671,606
Herc Holdings, Inc., 5.50%, 07/15/27(b)	796	839,159
Metis Merger Sub LLC, 6.50%, 05/15/29(b)	443	436,289
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)	635	662,781
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.75%, 04/15/26	252	278,377
3.38%, 08/31/27	261	253,170
6.25%, 01/15/28	626	665,908
United Rentals North America, Inc.
4.88%, 01/15/28	777	824,008
5.25%, 01/15/30	44	48,197

		11,960,581

Communications Equipment — 0.6%
Avaya, Inc., 6.13%, 09/15/28(b)	1,396	1,494,139
CommScope Technologies LLC(b)
6.00%, 06/15/25	646	659,728
5.00%, 03/15/27	1,035	1,059,581
CommScope, Inc.(b)
5.50%, 03/01/24	1,114	1,146,027
6.00%, 03/01/26	591	623,919
8.25%, 03/01/27	69	73,747
7.13%, 07/01/28	690	747,787
Nokia OYJ, 6.63%, 05/15/39	324	419,580
ViaSat, Inc.(b)
5.63%, 04/15/27	1,208	1,260,947
6.50%, 07/15/28	1,296	1,382,132

		8,867,587

Construction & Engineering — 0.1%
SRS Distribution, Inc., 4.63%, 07/01/28(b)	897	917,183

Construction Materials(b) — 0.5%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28	764	782,878
BCPE Empire Holdings, Inc., 7.63%, 05/01/27	225	230,422
Core & Main LP, 6.13%, 08/15/25	2,671	2,724,420
H&E Equipment Services, Inc., 3.88%, 12/15/28	280	275,520
IAA, Inc., 5.50%, 06/15/27	1,054	1,106,405
Picasso Finance Sub, Inc., 6.13%, 06/15/25	823	870,117

92	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Construction Materials (continued)
Williams Scotsman International, Inc., 4.63%, 08/15/28	$541	$558,691
Wolverine Escrow LLC
8.50%, 11/15/24	430	417,100
9.00%, 11/15/26	246	239,850

		7,205,403

Consumer Discretionary(b) — 0.7%
Carnival Corp.
10.50%, 02/01/26	1,404	1,634,607
5.75%, 03/01/27	2,836	2,970,710
9.88%, 08/01/27	680	793,900
CoreLogic, Inc., 4.50%, 05/01/28	883	875,274
NCL Finance Ltd., 6.13%, 03/15/28	1,259	1,319,369
Nielsen Finance LLC/Nielsen Finance Co.
5.63%, 10/01/28	768	811,077
5.88%, 10/01/30	444	483,260
4.75%, 07/15/31	343	343,857
Royal Caribbean Cruises Ltd., 5.50%, 04/01/28	1,289	1,349,970
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29	385	388,850

		10,970,874

Consumer Finance — 1.1%
Global Payments, Inc., 2.90%, 05/15/30(f)	4,715	4,912,395
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)	1,235	1,241,064
Navient Corp.
7.25%, 09/25/23	498	549,668
6.13%, 03/25/24	59	63,676
5.00%, 03/15/27	329	340,433
OneMain Finance Corp.
7.13%, 03/15/26	1,231	1,433,758
3.50%, 01/15/27	627	631,702
6.63%, 01/15/28	506	580,058
5.38%, 11/15/29	26	28,281
Sabre GLBL, Inc., 9.25%, 04/15/25(b)	697	828,615
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)	362	377,838
Square, Inc., 3.50%, 06/01/31(b)	1,282	1,293,217
Verscend Escrow Corp., 9.75%, 08/15/26(b)	3,791	3,994,766

		16,275,471

Containers & Packaging — 1.7%
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	224	240,240
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26	355	368,383
Graphic Packaging International LLC, 3.50%, 03/01/29(b)	264	261,545
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28(b)	64	66,560
International Paper Co.(f)
8.70%, 06/15/38	4,000	6,672,614
7.30%, 11/15/39	10,000	15,468,137
LABL Escrow Issuer LLC(b)
6.75%, 07/15/26	742	791,514
10.50%, 07/15/27	311	342,878

Security	Par (000)	Value

Containers & Packaging (continued)
Sealed Air Corp.(b)
4.00%, 12/01/27	$109	$115,949
6.88%, 07/15/33	182	230,215

		24,558,035

Diversified Consumer Services — 1.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26(f)	5,419	5,745,386
9.75%, 07/15/27(f)	1,642	1,808,252
6.00%, 06/01/29	1,313	1,331,106
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28	2,649	2,653,975
Ascend Learning LLC, 6.88%, 08/01/25	1,611	1,639,163
Bidfair Holdings, Inc., 5.88%, 06/01/29(b)	200	203,000
Clarivate Science Holdings Corp.(b)
3.88%, 06/30/28	777	784,078
4.88%, 06/30/29	1,068	1,096,035
Garda World Security Corp., 9.50%, 11/01/27(b)	413	457,398
Service Corp. International
5.13%, 06/01/29	468	507,780
3.38%, 08/15/30	585	573,183
4.00%, 05/15/31	744	759,382

		17,558,738

Diversified Financial Services — 5.2%
Barclays PLC
4.84%, 05/09/28(f)	4,000	4,496,738
(3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29(a)	3,220	3,770,544
BNP Paribas SA, (5 year CMT + 3.34%), 4.63%(a)(b)(g)	13,999	14,573,239
Citigroup, Inc., 6.68%, 09/13/43(f)	4,125	6,333,168
Credit Suisse Group AG, (5 year USD Swap + 4.60%), 7.50%(a)(b)(g)	3,250	3,605,355
Deutsche Bank AG, (SOFR + 1.87%), 2.13%, 11/24/26(a)	3,260	3,307,945
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(b)	738	741,126
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(h)	326	328,071
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b)
5.25%, 03/15/22	480	482,400
4.25%, 02/01/27	178	177,748
Lloyds Banking Group PLC, 4.65%, 03/24/26(f)	8,650	9,792,355
Natwest Group PLC
6.10%, 06/10/23	2,500	2,739,420
6.00%, 12/19/23(f)	10,080	11,306,099
5.13%, 05/28/24(f)	5,250	5,830,239
Spectrum Brands, Inc.
5.75%, 07/15/25	1,002	1,026,800
5.00%, 10/01/29(b)	72	76,320
UniCredit SPA, (5 year CMT + 4.75%), 5.46%, 06/30/35(a)(b)	6,135	6,689,246
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/26(b)	314	327,848

		75,604,661

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Telecommunication Services — 6.7%
AT&T, Inc.
4.65%, 06/01/44	$28	$32,982
4.35%, 06/15/45	95	108,995
3.50%, 09/15/53(b)(f)	15,960	16,034,542
3.55%, 09/15/55(b)	727	729,438
Cincinnati Bell, Inc.(b)
7.00%, 07/15/24	222	227,828
8.00%, 10/15/25	132	138,765
Consolidated Communications, Inc., 6.50%, 10/01/28(b)	1,313	1,412,460
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)	1,040	1,074,081
Level 3 Financing, Inc.
5.38%, 05/01/25	614	627,048
4.63%, 09/15/27(b)	1,065	1,105,385
3.75%, 07/15/29(b)	460	447,350
Lumen Technologies, Inc.
5.63%, 04/01/25(f)	1,909	2,071,265
5.13%, 12/15/26(b)	1,317	1,368,034
4.00%, 02/15/27(b)	890	907,800
4.50%, 01/15/29(b)	1,022	997,421
5.38%, 06/15/29(b)	917	930,191
Series P, 7.60%, 09/15/39	112	127,400
Series U, 7.65%, 03/15/42	494	554,515
Series Y, 7.50%, 04/01/24(f)	564	633,090
Sprint Capital Corp.
6.88%, 11/15/28	2,765	3,546,112
8.75%, 03/15/32	1,764	2,681,280
Switch Ltd.(b)
3.75%, 09/15/28	821	831,262
4.13%, 06/15/29	42	43,103
Telecom Italia Capital SA
6.38%, 11/15/33	442	527,085
6.00%, 09/30/34	818	943,767
7.20%, 07/18/36	186	239,940
7.72%, 06/04/38	319	434,883
Telecom Italia SpA, 5.30%, 05/30/24(b)	1,662	1,819,391
Telefonica Emisiones SAU, 5.21%, 03/08/47	5,000	6,241,373
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)	729	727,177
Verizon Communications, Inc.(f)
6.40%, 09/15/33	9,475	13,058,654
6.55%, 09/15/43	13,225	21,137,695
5.01%, 04/15/49	6,998	9,243,550
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27	5,098	5,062,926
6.13%, 03/01/28	2,586	2,640,952

		98,707,740

Electric Utilities — 4.1%
Edison International, (5 year CMT + 4.70%), 5.38%(a)(g)	6,851	6,901,012
Emera, Inc., Series 16-A, (3 mo. LIBOR US + 5.44%), 6.75%, 06/15/76(a)	7,500	8,784,375
FirstEnergy Corp.
2.65%, 03/01/30	55	54,778
Series B, 4.40%, 07/15/27	376	408,900
Series B, 2.25%, 09/01/30	46	44,106
Series C, 7.38%, 11/15/31	688	942,223
Series C, 5.35%, 07/15/47	1,110	1,332,000
Series C, 3.40%, 03/01/50	74	72,335

Security	Par (000)	Value

Electric Utilities (continued)
FirstEnergy Transmission LLC, 5.45%, 07/15/44(b)	$849	$1,059,345
NextEra Energy Capital Holdings, Inc., (3 mo. LIBOR US + 2.41%), 4.80%, 12/01/77(a)	5,000	5,619,131
NextEra Energy Operating Partners LP(b)
4.25%, 07/15/24	712	751,160
4.25%, 09/15/24	26	27,430
Oncor Electric Delivery Co. LLC, 5.30%, 06/01/42	2,750	3,791,002
Pacific Gas and Electric Co., 4.20%, 06/01/41	2,310	2,275,866
PG&E Corp., 5.25%, 07/01/30	563	568,349
Pike Corp., 5.50%, 09/01/28(b)	374	388,960
Progress Energy, Inc., 7.00%, 10/30/31(f)	12,000	16,652,826
Puget Energy, Inc.
6.00%, 09/01/21	275	277,621
5.63%, 07/15/22(f)	5,550	5,772,353
Sempra Energy, (5 year CMT + 4.55%), 4.88%(a)(g)	4,375	4,746,875

		60,470,647

Electrical Equipment(b) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26	714	747,926
GrafTech Finance, Inc., 4.63%, 12/15/28	296	303,770

		1,051,696

Electronic Equipment, Instruments & Components — 0.3%
BWX Technologies, Inc.(b)
5.38%, 07/15/26	737	756,494
4.13%, 04/15/29	120	122,100
CDW LLC/CDW Finance Corp.
4.13%, 05/01/25	371	387,695
3.25%, 02/15/29	715	724,438
Energizer Holdings, Inc.(b)
4.75%, 06/15/28	450	461,137
4.38%, 03/31/29	41	41,042
Imola Merger Corp., 4.75%, 05/15/29(b)	1,337	1,375,439

		3,868,345

Energy Equipment & Services — 0.3%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27	515	546,544
6.25%, 04/01/28	607	633,653
TechnipFMC PLC, 6.50%, 02/01/26(b)	685	739,639
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26	655	686,113
6.88%, 09/01/27	1,216	1,299,029

		3,904,978

Environmental, Maintenance, & Security Service — 0.5%
Clean Harbors, Inc., 5.13%, 07/15/29(b)	1,278	1,389,825
Covanta Holding Corp., 5.00%, 09/01/30	309	324,450
GFL Environmental, Inc.(b)
3.75%, 08/01/25	587	603,143
5.13%, 12/15/26(f)	1,887	1,996,295
4.00%, 08/01/28	199	196,582
3.50%, 09/01/28	504	502,740
4.75%, 06/15/29	821	852,444
Tervita Corp., 11.00%, 12/01/25(b)	302	338,158
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	1,010	1,042,573

		7,246,210

94	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 1.5%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(b)	$383	$402,629
Crown Castle International Corp., 3.30%, 07/01/30	1,220	1,306,978
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)	364	360,267
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/23(f)	3,600	3,795,393
Iron Mountain, Inc.(b)
4.88%, 09/15/27	606	628,213
5.25%, 07/15/30	486	514,470
5.63%, 07/15/32	778	832,709
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24	4,627	5,010,821
4.63%, 06/15/25(b)	755	806,619
4.50%, 09/01/26	1,658	1,769,915
4.50%, 01/15/28	430	454,725
3.88%, 02/15/29(b)	697	707,852
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27	178	188,696
4.63%, 08/01/29	847	906,680
3.50%, 03/15/31	2,631	2,657,284
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	1,500	1,540,575

		21,883,826

Food & Staples Retailing — 1.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
5.75%, 03/15/25	49	50,102
3.25%, 03/15/26(b)	1,296	1,314,468
4.63%, 01/15/27(b)	1,885	1,971,616
5.88%, 02/15/28(b)	928	999,823
4.88%, 02/15/30(b)	142	151,444
General Mills, Inc.
4.20%, 04/17/28	620	714,727
2.88%, 04/15/30	725	768,003
Kraft Heinz Foods Co.
4.25%, 03/01/31	1,341	1,523,361
5.00%, 07/15/35	297	364,306
7.13%, 08/01/39(b)	4,415	6,445,382
4.63%, 10/01/39	100	116,467
5.00%, 06/04/42	12	14,653
5.20%, 07/15/45	9	11,173
4.38%, 06/01/46	226	256,103
4.88%, 10/01/49	248	301,060
5.50%, 06/01/50	2,751	3,570,118
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)	284	314,175
Post Holdings, Inc.(b)
5.63%, 01/15/28	428	453,680
4.63%, 04/15/30	596	606,031
4.50%, 09/15/31	420	419,307
US Foods, Inc., 4.75%, 02/15/29(b)	642	654,840
Walmart, Inc., 5.25%, 09/01/35(f)	5,150	6,996,405

		28,017,244

Food Products(b) — 0.5%
Aramark Services, Inc.
5.00%, 04/01/25	1,367	1,401,175
6.38%, 05/01/25	1,038	1,102,875

Security	Par (000)	Value

Food Products (continued)
Aramark Services, Inc. (continued)
5.00%, 02/01/28	$929	$972,849
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25	246	255,941
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28	399	436,406
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
6.50%, 04/15/29	2,168	2,436,312
3.75%, 12/01/31	730	746,972
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29	624	629,423

		7,981,953

Gas Utilities(b) — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31	346	354,218
Superior Plus LP/Superior General Partner, Inc., 4.50%, 03/15/29	101	104,032

		458,250

Health Care Equipment & Supplies — 0.2%
Avantor Funding, Inc., 4.63%, 07/15/28(b)	2,351	2,482,115
Hologic, Inc., 3.25%, 02/15/29(b)	90	89,213
Medtronic, Inc., 4.63%, 03/15/45(f)	647	848,739
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, 02/01/28(b)	142	155,099

		3,575,166

Health Care Providers & Services — 4.9%
Aetna, Inc., 3.88%, 08/15/47	3,500	3,914,257
AHP Health Partners, Inc., 9.75%, 07/15/26(b)	860	925,188
Anthem, Inc., 4.55%, 03/01/48(f)	5,000	6,249,068
Centene Corp.
4.25%, 12/15/27	1,331	1,402,541
2.45%, 07/15/28(i)	1,359	1,377,346
4.63%, 12/15/29	3,232	3,554,457
3.00%, 10/15/30	1,181	1,213,218
2.50%, 03/01/31	2,906	2,866,042
CHS/Community Health Systems, Inc.(b)
6.63%, 02/15/25	2,540	2,686,025
8.00%, 03/15/26	1,573	1,694,907
5.63%, 03/15/27	1,180	1,259,650
6.00%, 01/15/29	812	868,840
6.88%, 04/15/29	91	95,229
6.13%, 04/01/30	473	480,095
DaVita, Inc., 4.63%, 06/01/30(b)	265	272,478
Encompass Health Corp.
4.50%, 02/01/28	106	109,972
4.75%, 02/01/30	1,103	1,171,937
4.63%, 04/01/31	250	267,863
HCA, Inc.
5.38%, 09/01/26	665	765,249
5.63%, 09/01/28	1,297	1,536,945
5.88%, 02/01/29	312	376,740
3.50%, 09/01/30	1,428	1,521,348
5.25%, 06/15/49	3,500	4,461,422
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25	409	435,851
4.38%, 02/15/27	491	496,892

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
LifePoint Health, Inc., 5.38%, 01/15/29(b)	$479	$467,025
ModivCare, Inc., 5.88%, 11/15/25(b)	152	162,640
Molina Healthcare, Inc.(b)
4.38%, 06/15/28	795	828,787
3.88%, 11/15/30	710	739,288
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)	432	467,675
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)	72	77,490
Surgery Center Holdings, Inc.(b)
6.75%, 07/01/25	375	382,500
10.00%, 04/15/27	972	1,066,770
Teleflex, Inc., 4.25%, 06/01/28(b)	748	779,790
Tenet Healthcare Corp.
4.63%, 07/15/24	1,145	1,161,831
4.63%, 09/01/24(b)	882	905,250
7.50%, 04/01/25(b)	367	396,408
4.88%, 01/01/26(b)(f)	4,187	4,342,756
6.25%, 02/01/27(b)	144	150,300
5.13%, 11/01/27(b)	2,180	2,286,275
4.63%, 06/15/28(b)	37	38,080
6.13%, 10/01/28(b)	797	849,315
4.25%, 06/01/29(b)	614	621,675
UnitedHealth Group, Inc., 6.88%, 02/15/38(f)	10,000	15,506,204

		71,233,619

Health Care Technology(b) — 0.5%
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27	733	765,956
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25	650	660,562
Charles River Laboratories International, Inc.
4.25%, 05/01/28	324	334,935
3.75%, 03/15/29	141	142,939
4.00%, 03/15/31	204	212,227
Indigo Merger Sub, Inc., 2.88%, 07/15/26(i)	1,021	1,037,142
IQVIA, Inc.
5.00%, 10/15/26	554	573,390
5.00%, 05/15/27	1,192	1,248,620
Mednax, Inc., 6.25%, 01/15/27	426	451,028
Syneos Health, Inc., 3.63%, 01/15/29	1,446	1,431,540

		6,858,339

Hotels, Restaurants & Leisure — 2.5%
1011778 BC ULC/New Red Finance, Inc.(b)
5.75%, 04/15/25	552	584,436
3.88%, 01/15/28(i)	1,425	1,442,812
4.38%, 01/15/28	2,509	2,543,499
Boyd Gaming Corp.
8.63%, 06/01/25(b)	169	186,301
4.75%, 12/01/27	393	406,755
4.75%, 06/15/31(b)	775	804,062
Boyne USA, Inc., 4.75%, 05/15/29(b)	484	499,357
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25	3,215	3,407,900
8.13%, 07/01/27	2,439	2,712,656
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)	1,048	1,104,330
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)	1,111	1,159,606

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Churchill Downs, Inc.(b)
5.50%, 04/01/27	$1,907	$1,987,202
4.75%, 01/15/28	282	291,788
Golden Nugget, Inc., 6.75%, 10/15/24(b)	1,269	1,281,969
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(b)	319	335,747
5.75%, 05/01/28(b)	451	488,014
4.88%, 01/15/30	1,288	1,374,940
4.00%, 05/01/31(b)	285	287,528
Las Vegas Sands Corp.
3.50%, 08/18/26	96	102,072
3.90%, 08/08/29	88	93,686
Marriott International, Inc., Series EE, 5.75%, 05/01/25	1,295	1,494,818
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26	186	193,208
McDonald’s Corp., 4.20%, 04/01/50(f)	480	578,368
MGM Resorts International
7.75%, 03/15/22	1,059	1,106,867
6.00%, 03/15/23	1,335	1,428,049
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)	538	538,672
Playtika Holding Corp., 4.25%, 03/15/29(b)	954	953,342
Scientific Games International, Inc.(b)
8.63%, 07/01/25	442	483,990
5.00%, 10/15/25	270	278,775
8.25%, 03/15/26	2,063	2,212,526
7.00%, 05/15/28	451	492,582
7.25%, 11/15/29	218	245,904
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)	1,648	1,776,050
Vail Resorts, Inc., 6.25%, 05/15/25(b)	341	365,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)	602	646,608
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)	1,386	1,463,962
Yum! Brands, Inc.
7.75%, 04/01/25(b)	802	872,175
4.75%, 01/15/30(b)	135	146,139
3.63%, 03/15/31	134	133,330

		36,505,025

Household Durables — 0.5%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC, 4.88%, 02/15/30(b)	770	762,531
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)	507	543,443
Lennar Corp.
4.75%, 11/15/22	1,605	1,679,231
5.25%, 06/01/26	890	1,032,925
Mattamy Group Corp., 4.63%, 03/01/30(b)	524	535,266
NCR Corp.(b)
5.75%, 09/01/27	512	541,760
5.00%, 10/01/28	241	249,211
5.13%, 04/15/29	289	298,031
6.13%, 09/01/29	175	190,750
5.25%, 10/01/30	245	254,188
Newell Brands, Inc., 6.00%, 04/01/46	51	64,627
PulteGroup, Inc.
5.00%, 01/15/27	55	64,321
7.88%, 06/15/32	56	80,388

96	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Household Durables (continued)
Tempur Sealy International, Inc., 4.00%, 04/15/29(b)	$569	$576,084
Toll Brothers Finance Corp., 4.35%, 02/15/28	35	38,413

		6,911,169

Household Products — 0.0%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(b)	157	159,355

Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp.(b)
5.25%, 06/01/26	906	932,047
4.50%, 02/15/28	1,057	1,078,140
5.13%, 03/15/28	3,279	3,336,382
4.63%, 02/01/29	195	191,712
5.00%, 02/01/31	125	124,375
Clearway Energy Operating LLC, 4.75%, 03/15/28(b)	630	660,713
NRG Energy, Inc.
6.63%, 01/15/27	2,029	2,100,461
5.75%, 01/15/28	52	55,380
5.25%, 06/15/29(b)	960	1,021,200
3.63%, 02/15/31(b)	514	505,108
TerraForm Power Operating LLC(b)
4.25%, 01/31/23	214	219,618
5.00%, 01/31/28	231	244,571
4.75%, 01/15/30	127	130,070

		10,599,777

Insurance — 3.9%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(b)	2,837	2,981,573
Allstate Corp., Series B, (3 mo. LIBOR US + 2.94%), 5.75%, 08/15/53(a)	5,000	5,443,750
American International Group, Inc., (3 mo. LIBOR US + 4.20%), 8.18%, 05/15/58(a)	3,755	5,429,555
AmWINS Group, Inc., 7.75%, 07/01/26(b)	167	177,129
Aon PLC, 4.25%, 12/12/42(f)	6,500	7,547,525
AssuredPartners, Inc., 5.63%, 01/15/29(b)	581	581,000
Farmers Exchange Capital II, (3 mo. LIBOR US + 3.74%), 6.15%, 11/01/53(a)(b)	4,890	6,319,182
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	100	106,500
HUB International Ltd., 7.00%, 05/01/26(b)	1,724	1,787,943
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40(b)(f)	12,000	16,802,078
Principal Financial Group, Inc., (3 mo. LIBOR US + 3.04%), 3.20%, 05/15/55(a)	5,000	4,972,500
Progressive Corp., Series B, (3 mo. LIBOR US + 2.54%), 5.38%(a)(g)	5,000	5,242,450

		57,391,185

Interactive Media & Services — 0.5%
Cablevision Lightpath LLC(b)
3.88%, 09/15/27	368	363,709
5.63%, 09/15/28	540	549,990
Netflix, Inc.
3.63%, 06/15/25(b)	210	225,506
5.88%, 11/15/28	1,698	2,084,176
6.38%, 05/15/29	72	91,962
5.38%, 11/15/29(b)	2,007	2,437,695
4.88%, 06/15/30(b)	461	548,267
Twitter, Inc., 3.88%, 12/15/27(b)	697	740,563

		7,041,868

Security	Par (000)	Value

Internet Software & Services — 1.3%
ANGI Group LLC, 3.88%, 08/15/28(b)	$582	$578,362
Booking Holdings, Inc.
3.55%, 03/15/28(f)	3,375	3,765,767
4.63%, 04/13/30	2,185	2,607,308
Expedia Group, Inc., 6.25%, 05/01/25(b)(f)	5,550	6,456,065
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(b)
5.25%, 12/01/27	370	388,500
3.50%, 03/01/29	265	263,278
Match Group Holdings II LLC, 4.13%, 08/01/30(b)	383	389,703
Uber Technologies, Inc.(b)
7.50%, 05/15/25	2,018	2,177,826
8.00%, 11/01/26	481	518,277
7.50%, 09/15/27	1,892	2,079,270
6.25%, 01/15/28	440	473,532

		19,697,888

IT Services — 1.1%
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)	2,178	2,292,345
Booz Allen Hamilton, Inc.(b)
3.88%, 09/01/28	735	749,700
4.00%, 07/01/29	851	870,148
Camelot Finance SA, 4.50%, 11/01/26(b)	1,254	1,311,998
Dun & Bradstreet Corp.(b)
6.88%, 08/15/26	1,210	1,282,600
10.25%, 02/15/27	822	907,677
Gartner, Inc.(b)
4.50%, 07/01/28	587	619,942
3.63%, 06/15/29	410	416,150
3.75%, 10/01/30	895	915,683
Leidos, Inc., 4.38%, 05/15/30	2,215	2,515,199
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)(f)	920	943,000
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(b)	2,026	2,060,199
Twilio, Inc., 3.88%, 03/15/31	413	423,841
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)	551	547,556

		15,856,038

Leisure Products — 0.2%
Mattel, Inc.
6.75%, 12/31/25(b)(f)	763	801,684
5.88%, 12/15/27(b)	503	548,270
3.75%, 04/01/29(b)	213	221,520
6.20%, 10/01/40	325	400,563
5.45%, 11/01/41	353	406,832

		2,378,869

Machinery(b) — 0.5%
Colfax Corp., 6.38%, 02/15/26	671	708,576
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(h)	166	180,110
Madison IAQ LLC
4.13%, 06/30/28	200	202,000
5.88%, 06/30/29	743	756,003
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25	878	895,560
Terex Corp., 5.00%, 05/15/29	618	644,265
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26	1,307	1,354,379

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
TK Elevator US Newco Inc., 5.25%, 07/15/27	$1,547	$1,630,151
Vertical Holdco GmbH, 7.63%, 07/15/28	664	720,566

		7,091,610

Media — 9.3%
Altice Financing SA(b)
7.50%, 05/15/26	1,901	1,979,511
5.00%, 01/15/28	863	845,887
Altice France Holding SA(b)
10.50%, 05/15/27	4,955	5,506,244
6.00%, 02/15/28	734	730,917
AMC Networks, Inc., 4.25%, 02/15/29	263	265,301
Cable One, Inc., 4.00%, 11/15/30(b)	246	246,923
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27(b)(f)	3,132	3,285,155
5.00%, 02/01/28(b)	162	169,898
5.38%, 06/01/29(b)	1,823	1,992,721
4.75%, 03/01/30(b)	313	330,998
4.50%, 08/15/30(b)	3,937	4,099,259
4.25%, 02/01/31(b)	1,456	1,483,300
4.50%, 05/01/32	1,582	1,639,347
4.50%, 06/01/33(b)	747	764,375
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35	479	640,264
6.48%, 10/23/45(f)	9,584	13,198,909
5.38%, 05/01/47	1,500	1,838,115
6.83%, 10/23/55	3,540	5,210,789
Cinemark USA, Inc., 5.25%, 07/15/28(b)	236	241,900
Clear Channel Outdoor Holdings, Inc.(b)
7.75%, 04/15/28	1,038	1,087,326
7.50%, 06/01/29	1,432	1,482,602
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)(f)	6,446	6,608,568
Comcast Corp.
3.75%, 04/01/40	545	614,368
4.95%, 10/15/58	3,795	5,247,777
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)(f)	5,588	5,909,310
Cox Communications, Inc., 8.38%, 03/01/39(b)	5,000	8,375,651
CSC Holdings LLC
5.25%, 06/01/24	1,061	1,149,810
5.38%, 02/01/28(b)	336	355,471
7.50%, 04/01/28(b)	877	962,507
5.75%, 01/15/30(b)	406	421,732
4.13%, 12/01/30(b)	680	675,750
4.63%, 12/01/30(b)	3,197	3,136,609
3.38%, 02/15/31(b)	225	212,605
4.50%, 11/15/31(b)	969	974,950
5.00%, 11/15/31(b)	542	544,602
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)	1,155	747,862
Discovery Communications LLC, 4.88%, 04/01/43	4,000	4,826,216
DISH DBS Corp.
5.88%, 07/15/22	2,545	2,654,944
5.88%, 11/15/24	164	176,095
7.75%, 07/01/26	2,123	2,404,297
5.13%, 06/01/29(b)	1,191	1,176,029
Fox Corp., 3.05%, 04/07/25	475	508,611
Frontier Communications Holdings LLC(b)
5.88%, 10/15/27	1,001	1,072,321

Security	Par (000)	Value

Media (continued)
Frontier Communications Holdings LLC(b) (continued)
5.00%, 05/01/28	$1,372	$1,418,415
6.75%, 05/01/29	1,347	1,432,225
Gray Television, Inc., 7.00%, 05/15/27(b)	415	448,719
Hughes Satellite Systems Corp., 5.25%, 08/01/26	351	393,183
iHeartCommunications, Inc.
6.38%, 05/01/26	370	393,568
8.38%, 05/01/27	74	78,558
5.25%, 08/15/27(b)	376	393,070
4.75%, 01/15/28(b)	184	189,290
Lamar Media Corp., 4.00%, 02/15/30	307	310,718
LCPR Senior Secured Financing DAC(b)
6.75%, 10/15/27	955	1,029,203
5.13%, 07/15/29	963	995,501
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(h)	764	753,100
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)	132	138,765
Live Nation Entertainment, Inc.(b)
4.88%, 11/01/24	136	138,176
6.50%, 05/15/27	2,164	2,401,607
4.75%, 10/15/27	391	405,174
3.75%, 01/15/28	411	412,817
Meredith Corp., 6.88%, 02/01/26	116	120,640
News Corp., 3.88%, 05/15/29(b)	257	259,570
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27	554	573,606
4.25%, 01/15/29	256	257,600
Radiate Holdco LLC/Radiate Finance, Inc.(b)
4.50%, 09/15/26	1,219	1,261,665
6.50%, 09/15/28	2,880	3,025,872
Scripps Escrow II, Inc.(b)
3.88%, 01/15/29	37	36,705
5.38%, 01/15/31	367	365,840
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)	225	221,063
Sirius XM Radio, Inc.(b)
5.00%, 08/01/27	626	655,891
4.00%, 07/15/28	991	1,020,730
5.50%, 07/01/29	1,669	1,818,709
4.13%, 07/01/30	101	101,897
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)	1,000	1,052,000
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)	650	627,250
Time Warner Cable LLC, 6.55%, 05/01/37	3,519	4,793,690
UPC Broadband Finco BV, 4.88%, 07/15/31(b)	934	936,148
ViacomCBS, Inc.
5.85%, 09/01/43	1,300	1,781,150
(3 mo. LIBOR US + 3.90%), 5.88%, 02/28/57(a)	2,111	2,148,365
Videotron Ltd.(b)
5.13%, 04/15/27	999	1,043,955
3.63%, 06/15/29	747	761,723
Virgin Media Secured Finance PLC(b)
5.50%, 08/15/26	487	502,219
5.50%, 05/15/29	833	895,475
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)	1,452	1,481,040
WMG Acquisition Corp., 3.88%, 07/15/30(b)	263	265,604
Ziggo Bond Co. BV, 6.00%, 01/15/27(b)	955	997,975

98	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Ziggo BV(b)
5.50%, 01/15/27	$775	$805,225
4.88%, 01/15/30	887	909,175

		135,848,697

Metals & Mining — 2.2%
Allegheny Technologies, Inc., 7.88%, 08/15/23	286	313,528
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22(f)	5,000	5,200,938
Arconic Corp.(b)
6.00%, 05/15/25	705	751,368
6.13%, 02/15/28	552	592,141
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)	2,697	2,970,071
Commercial Metals Co., 4.88%, 05/15/23	2,194	2,313,134
Constellium SE(b)
5.88%, 02/15/26	1,701	1,751,520
3.75%, 04/15/29	1,077	1,066,230
Freeport-McMoRan, Inc.
4.38%, 08/01/28	887	936,894
5.40%, 11/14/34	65	78,507
5.45%, 03/15/43	1,607	1,964,268
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)	817	835,415
Kaiser Aluminum Corp.(b)
4.63%, 03/01/28	704	727,321
4.50%, 06/01/31	266	272,794
New Gold, Inc., 7.50%, 07/15/27(b)	1,357	1,472,345
Novelis Corp.(b)
5.88%, 09/30/26	1,745	1,815,244
4.75%, 01/30/30	2,718	2,853,900
Southern Copper Corp., 5.88%, 04/23/45	3,870	5,379,300
Steel Dynamics, Inc., 3.25%, 10/15/50	1,145	1,140,936
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(b)	210	205,800

		32,641,654

Multi-line Retail — 0.1%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)	820	875,350

Multi-Utilities — 0.2%
NiSource, Inc., 3.60%, 05/01/30	2,200	2,435,855

Offshore Drilling & Other Services — 0.1%
Lam Research Corp., 4.88%, 03/15/49	875	1,179,993

Oil, Gas & Consumable Fuels — 16.4%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)	1,038	1,123,843
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
7.88%, 05/15/26	207	231,345
5.75%, 03/01/27	654	680,160
5.75%, 01/15/28	127	133,638
5.38%, 06/15/29	425	443,063
Antero Resources Corp., 5.38%, 03/01/30(b)	373	380,695
Apache Corp.
4.88%, 11/15/27	470	509,005
4.38%, 10/15/28	38	40,451
4.25%, 01/15/30	458	483,190
5.10%, 09/01/40	172	180,170
5.25%, 02/01/42	57	60,278

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/27(b)	$576	$796,113
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)	984	1,000,462
Buckeye Partners LP
4.13%, 03/01/25(b)	594	615,532
5.85%, 11/15/43	383	380,128
5.60%, 10/15/44	376	364,720
Callon Petroleum Co.
6.25%, 04/15/23	92	92,107
6.13%, 10/01/24	282	277,993
9.00%, 04/01/25(b)	2,039	2,222,510
8.00%, 08/01/28(b)(i)	1,170	1,183,162
Cenovus Energy, Inc.
3.00%, 08/15/22	183	186,723
3.80%, 09/15/23	104	109,724
5.38%, 07/15/25	1,186	1,356,823
5.40%, 06/15/47	77	95,282
Cheniere Energy Partners LP
5.63%, 10/01/26	380	394,250
4.50%, 10/01/29	1,206	1,296,450
4.00%, 03/01/31(b)	1,350	1,410,750
Cheniere Energy, Inc., 4.63%, 10/15/28(b)	3,525	3,718,875
Chesapeake Energy Corp.(b)
5.50%, 02/01/26	43	45,365
5.88%, 02/01/29	162	175,358
Cimarex Energy Co., 4.38%, 06/01/24	38	41,360
CNOOC Petroleum North America ULC, 6.40%, 05/15/37	2,000	2,629,125
CNX Resources Corp., 6.00%, 01/15/29(b)	73	78,929
Colgate Energy Partners III LLC(b)
7.75%, 02/15/26	276	302,565
5.88%, 07/01/29	429	445,087
Comstock Resources, Inc.(b)
7.50%, 05/15/25	569	590,337
6.75%, 03/01/29	816	869,228
5.88%, 01/15/30	553	564,060
ConocoPhillips, 4.88%, 10/01/47(b)	3,815	5,019,376
Continental Resources, Inc.
5.75%, 01/15/31(b)	157	188,008
4.90%, 06/01/44	3,031	3,432,623
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(b)	216	221,670
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)	1,677	1,735,695
DCP Midstream Operating LP(b)
6.45%, 11/03/36	247	288,990
6.75%, 09/15/37	1,527	1,836,217
Devon Energy Corp.(b)
8.25%, 08/01/23	811	924,011
5.25%, 09/15/24	100	111,389
5.25%, 10/15/27	130	140,125
5.88%, 06/15/28	204	227,083
4.50%, 01/15/30	117	128,629
Diamondback Energy, Inc.
4.75%, 05/31/25	2,170	2,443,300
3.50%, 12/01/29	692	740,818
DT Midstream, Inc.(b)
4.13%, 06/15/29	894	907,705
4.38%, 06/15/31	1,092	1,115,795
eG Global Finance PLC(b)
6.75%, 02/07/25	703	726,877

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
eG Global Finance PLC(b) (continued)
8.50%, 10/30/25	$787	$832,252
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22	2,345	2,444,679
Enbridge, Inc.(a)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78	5,000	5,457,688
Series 16-A, (3 mo. LIBOR US + 3.89%), 6.00%, 01/15/77	5,880	6,520,606
Endeavor Energy Resources LP/EER Finance, Inc.(b)
6.63%, 07/15/25	322	344,540
5.50%, 01/30/26	2,136	2,218,770
5.75%, 01/30/28	518	552,317
Energy Transfer LP
4.25%, 03/15/23	553	580,197
5.88%, 01/15/24(f)	3,366	3,729,879
6.13%, 12/15/45	3,579	4,561,862
Series B, (3 mo. LIBOR US + 4.16%), 6.63%(a)(g)	5,000	4,893,750
Energy Transfer Operating LP
5.20%, 02/01/22(f)	10,200	10,357,204
5.50%, 06/01/27	406	476,151
EnLink Midstream LLC
5.63%, 01/15/28(b)	380	401,428
5.38%, 06/01/29	188	196,201
EnLink Midstream Partners LP
4.40%, 04/01/24	613	643,650
4.15%, 06/01/25	48	50,272
4.85%, 07/15/26	64	66,240
5.60%, 04/01/44	523	473,315
5.05%, 04/01/45	68	58,480
Enterprise Products Operating LLC
4.90%, 05/15/46(f)	5,375	6,636,807
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(a)	4,800	5,032,675
EOG Resources, Inc., 4.38%, 04/15/30(f)	2,965	3,510,007
EQM Midstream Partners LP
4.13%, 12/01/26	226	231,368
4.50%, 01/15/29(b)	408	415,090
4.75%, 01/15/31(b)	1,255	1,293,202
EQT Corp.
3.13%, 05/15/26(b)	368	377,093
3.90%, 10/01/27	573	613,826
5.00%, 01/15/29	135	150,521
8.50%, 02/01/30	376	489,894
3.63%, 05/15/31(b)	104	108,420
Exxon Mobil Corp., 3.45%, 04/15/51(f)	3,890	4,233,737
Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 02/01/28	293	302,798
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(b)	40	39,800
Harvest Midstream I LP, 7.50%, 09/01/28(b)	261	283,446
Hess Corp., 5.80%, 04/01/47(f)	5,000	6,515,151
Hilcorp Energy I LP/Hilcorp Finance Co.(b)
5.75%, 02/01/29	109	113,633
6.00%, 02/01/31	312	330,720
Independence Energy Finance LLC, 7.25%, 05/01/26(b)	976	1,024,966
Indigo Natural Resources LLC, 5.38%, 02/01/29(b)	819	855,855
ITT Holdings LLC, 6.50%, 08/01/29(b)(i)	711	724,331
Kinder Morgan, Inc.
7.80%, 08/01/31	197	281,906
7.75%, 01/15/32(f)	4,586	6,578,955

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.
4.75%, 12/15/23	$1,230	$1,342,139
4.70%, 05/01/25(f)	4,280	4,826,899
5.13%, 12/15/26	937	1,101,752
Matador Resources Co., 5.88%, 09/15/26	1,540	1,586,200
MEG Energy Corp.(b)
6.50%, 01/15/25	1,486	1,536,152
5.88%, 02/01/29	71	74,018
MPLX LP
4.13%, 03/01/27	825	921,852
5.20%, 03/01/47	3,500	4,309,248
4.70%, 04/15/48(f)	5,000	5,808,501
5.50%, 02/15/49	2,640	3,417,053
Murphy Oil Corp.
5.75%, 08/15/25	49	50,286
6.38%, 12/01/42	47	46,547
Murphy Oil USA, Inc., 4.75%, 09/15/29	323	339,861
New Fortress Energy, Inc.(b)
6.75%, 09/15/25	2,347	2,402,741
6.50%, 09/30/26	2,156	2,203,001
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)	771	809,550
NGPL PipeCo LLC, 7.77%, 12/15/37(b)	1,117	1,597,872
Northern Oil and Gas, Inc., 8.13%, 03/01/28(b)	1,020	1,099,050
NuStar Logistics LP
6.00%, 06/01/26	373	404,705
6.38%, 10/01/30	45	49,721
Occidental Petroleum Corp.
2.70%, 02/15/23	170	173,774
6.95%, 07/01/24	92	103,636
2.90%, 08/15/24	1,236	1,263,810
5.50%, 12/01/25	218	240,894
5.55%, 03/15/26	79	87,295
3.40%, 04/15/26	149	152,353
3.20%, 08/15/26	52	52,390
3.00%, 02/15/27	10	9,925
8.88%, 07/15/30	17	22,736
6.13%, 01/01/31	522	614,149
4.30%, 08/15/39	915	873,825
6.20%, 03/15/40	1,461	1,651,982
4.50%, 07/15/44	557	536,112
4.63%, 06/15/45	967	942,825
4.40%, 04/15/46	902	866,371
4.10%, 02/15/47	177	164,808
4.20%, 03/15/48	914	854,590
4.40%, 08/15/49	161	154,560
Ovintiv Exploration, Inc., 5.38%, 01/01/26	70	78,886
Ovintiv, Inc.
7.38%, 11/01/31	171	227,038
6.50%, 08/15/34	104	137,292
Parkland Corp., 4.50%, 10/01/29(b)	210	213,400
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)	724	729,350
PDC Energy, Inc.
6.25%, 12/01/25	135	139,725
5.75%, 05/15/26	759	792,912
Petroleos Mexicanos
3.50%, 01/30/23	5,000	5,090,000
4.63%, 09/21/23(f)	3,965	4,124,343
4.88%, 01/18/24	2,000	2,095,250

100	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline LP, Series B, (3 mo. LIBOR US + 4.11%), 6.13%(a)(g)	$2,215	$1,956,288
Range Resources Corp.
5.88%, 07/01/22	280	287,000
5.00%, 08/15/22	559	569,638
5.00%, 03/15/23(f)	551	570,285
4.88%, 05/15/25	30	31,050
9.25%, 02/01/26	111	122,378
8.25%, 01/15/29(b)	93	104,858
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)	580	613,350
Sabine Pass Liquefaction LLC
5.63%, 04/15/23(f)	10,510	11,290,833
5.75%, 05/15/24	2,575	2,889,627
5.88%, 06/30/26	1,481	1,753,144
SM Energy Co.
10.00%, 01/15/25(b)	1,870	2,109,996
5.63%, 06/01/25	44	43,560
6.75%, 09/15/26	74	75,295
6.63%, 01/15/27	111	114,053
Southwestern Energy Co.
4.10%, 03/15/22	550	554,125
6.45%, 01/23/25	214	236,898
7.50%, 04/01/26	40	42,350
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27	141	147,451
5.88%, 03/15/28	317	336,813
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.88%, 04/15/26	669	702,657
5.38%, 02/01/27	5	5,206
6.50%, 07/15/27	228	247,088
6.88%, 01/15/29	921	1,037,626
5.50%, 03/01/30	912	1,002,890
4.88%, 02/01/31(b)	64	69,280
TransCanada PipeLines Ltd., 4.88%, 05/15/48	4,000	5,055,547
Transcanada Trust, (3 mo. LIBOR US + 3.53%), 5.63%, 05/20/75(a)	2,755	2,982,287
Transocean, Inc., 11.50%, 01/30/27(b)	294	314,196
Vine Energy Holdings LLC, 6.75%, 04/15/29(b)	1,286	1,353,515
Viper Energy Partners LP, 5.38%, 11/01/27(b)	156	162,507
Western Midstream Operating LP
5.45%, 04/01/44	12	12,930
5.30%, 03/01/48	1,180	1,256,700
5.50%, 08/15/48	61	66,392
6.50%, 02/01/50	1,525	1,765,698
Williams Cos., Inc.
3.70%, 01/15/23	2,245	2,337,803
4.55%, 06/24/24	527	580,602
8.75%, 03/15/32	2,478	3,807,697
5.10%, 09/15/45(f)	5,075	6,306,619

		239,938,460

Personal Products — 0.0%
Edgewell Personal Care Co., 5.50%, 06/01/28(b)	140	148,400

Pharmaceuticals — 4.7%
AbbVie, Inc.
5.00%, 12/15/21(f)	1,631	1,646,701
2.80%, 03/15/23	3,000	3,099,446
4.75%, 03/15/45(f)	5,485	6,876,807
4.70%, 05/14/45(f)	3,255	4,053,274

Security	Par (000)	Value

Pharmaceuticals (continued)
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)	$1,137	$1,235,805
Bausch Health Cos., Inc.(b)
9.00%, 12/15/25	1,014	1,087,312
5.75%, 08/15/27	326	346,010
7.00%, 01/15/28	536	552,080
5.00%, 01/30/28	37	35,104
4.88%, 06/01/28	1,260	1,289,610
5.00%, 02/15/29	1,023	953,947
6.25%, 02/15/29	1,122	1,109,714
7.25%, 05/30/29	1,242	1,269,212
CVS Health Corp.(f)
5.13%, 07/20/45	3,879	5,045,221
5.05%, 03/25/48	8,205	10,657,275
Elanco Animal Health, Inc., 5.90%, 08/28/28	353	413,105
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(b)	1,134	1,156,680
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(b)	983	963,340
Jaguar Holding Co. II/PPD Development LP(b)
4.63%, 06/15/25	183	192,150
5.00%, 06/15/28	1,361	1,475,215
Jazz Securities DAC, 4.38%, 01/15/29(b)	1,053	1,091,750
Merck & Co., Inc., 6.50%, 12/01/33(f)	6,420	9,443,452
Organon & Co./Organon Foreign Debt Co-Issuer BV(b)
4.13%, 04/30/28	1,633	1,665,333
5.13%, 04/30/31	1,599	1,647,290
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)	394	413,700
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	3,021	3,088,459
Prestige Brands, Inc., 3.75%, 04/01/31(b)	318	306,592
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30(f)	8,270	8,204,519
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/25	200	219,500

		69,538,603

Producer Durables: Miscellaneous — 0.3%
Oracle Corp., 3.95%, 03/25/51	4,425	4,829,838

Real Estate Management & Development(b) — 0.5%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25	183	193,285
Greystar Real Estate Partners LLC, 5.75%, 12/01/25	360	370,080
Howard Hughes Corp.
5.38%, 08/01/28	762	808,962
4.13%, 02/01/29	321	321,007
4.38%, 02/01/31	351	349,729
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(f)	4,485	4,598,421
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/29	362	378,431

		7,019,915

Road & Rail — 1.8%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.35%), 6.61%, 12/15/55(a)	6,125	7,012,145
CSX Corp., 3.80%, 04/15/50	770	877,058
Norfolk Southern Corp., 6.00%, 03/15/05(f)	12,700	17,885,005

		25,774,208

Semiconductors & Semiconductor Equipment — 2.7%
Analog Devices, Inc., 2.95%, 04/01/25	2,010	2,150,584

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc.
4.70%, 04/15/25(f)	$5,865	$6,607,306
5.00%, 04/15/30	10,970	12,942,095
Microchip Technology, Inc., 4.25%, 09/01/25	1,825	1,916,005
NVIDIA Corp.
3.50%, 04/01/50(f)	2,785	3,143,979
3.70%, 04/01/60	1,760	2,070,517
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30(b)	1,755	1,907,281
ON Semiconductor Corp., 3.88%, 09/01/28(b)	728	749,942
QUALCOMM, Inc., 4.30%, 05/20/47(f)	3,500	4,418,943
Sensata Technologies BV(b)
5.63%, 11/01/24	695	772,319
5.00%, 10/01/25	572	637,065
4.00%, 04/15/29	433	439,531
Sensata Technologies, Inc., 4.38%, 02/15/30(b)	1,774	1,869,515

		39,625,082

Software — 1.2%
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)	859	854,671
Boxer Parent Co., Inc.(b)
7.13%, 10/02/25	764	817,480
9.13%, 03/01/26	336	354,655
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(b)(e)	1,108	1,160,630
CDK Global, Inc., 4.88%, 06/01/27	457	483,278
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	470	470,447
Elastic NV, 4.13%, 07/15/29(b)	590	590,000
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28(b)	205	200,658
MSCI, Inc.(b)
3.63%, 09/01/30	131	133,968
3.88%, 02/15/31	1,137	1,179,933
3.63%, 11/01/31	402	412,331
Open Text Corp., 3.88%, 02/15/28(b)	474	480,541
Open Text Holdings, Inc., 4.13%, 02/15/30(b)	901	918,840
PTC, Inc.(b)
3.63%, 02/15/25	166	170,980
4.00%, 02/15/28	867	895,611
Rocket Software, Inc., 6.50%, 02/15/29(b)	1,141	1,132,191
SS&C Technologies, Inc., 5.50%, 09/30/27(b)(f)	4,171	4,420,009
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)	3,081	3,208,091

		17,884,314

Specialty Retail — 0.5%
Gap, Inc., 8.88%, 05/15/27(b)	350	405,020
L Brands, Inc., 6.88%, 11/01/35	1,119	1,416,934
PetSmart, Inc./PetSmart Finance Corp.(b)
4.75%, 02/15/28	731	759,326
7.75%, 02/15/29	3,203	3,531,307
Staples, Inc.(b)
7.50%, 04/15/26	1,666	1,725,535
10.75%, 04/15/27	276	280,595

		8,118,717

Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp. 7.13%, 06/15/24(b)	1,233	1,264,688

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Dell International LLC/EMC Corp. (continued)
5.85%, 07/15/25	$2,395	$2,809,849
8.35%, 07/15/46	2,355	3,851,846

		7,926,383

Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., 5.38%, 05/15/25(b)	117	123,874
Levi Strauss & Co.
5.00%, 05/01/25	54	55,080
3.50%, 03/01/31(b)	236	234,631
William Carter Co., 5.63%, 03/15/27(b)	365	384,053

		797,638

Thrifts & Mortgage Finance — 0.2%
Home Point Capital, Inc., 5.00%, 02/01/26(b)	614	572,555
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25(b)	268	272,690
MGIC Investment Corp., 5.25%, 08/15/28	337	357,220
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27	794	822,806
5.50%, 08/15/28	565	569,594
5.13%, 12/15/30	303	301,485
United Wholesale Mortgage LLC, 5.50%, 04/15/29(b)	339	338,922

		3,235,272

Tobacco — 2.0%
Altria Group, Inc., 10.20%, 02/06/39(f)	13,392	23,064,787
BAT Capital Corp., 4.54%, 08/15/47	3,000	3,190,264
Reynolds American, Inc., 5.85%, 08/15/45	2,335	2,859,104

		29,114,155

Transportation Infrastructure — 0.6%
FedEx Corp., 5.25%, 05/15/50(e)	6,000	8,140,106
Signature Aviation US Holdings, Inc., 4.00%, 03/01/28(b)	541	544,906

		8,685,012

Utilities(b) — 0.3%
Midland Cogeneration Venture LP, 5.25%, 03/15/25(f)	2,232	2,243,287
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28	1,087	1,125,262
Vistra Operations Co. LLC
5.63%, 02/15/27	812	842,450
4.38%, 05/01/29	471	473,355

		4,684,354

Wireless Telecommunication Services — 3.4%
Altice France SA(b)
7.38%, 05/01/26(f)	2,825	2,937,802
8.13%, 02/01/27	1,112	1,211,524
5.50%, 01/15/28	1,180	1,224,486
5.13%, 01/15/29	338	339,690
5.13%, 07/15/29	2,767	2,780,558
American Tower Corp., 3.60%, 01/15/28	4,000	4,399,561
Crown Castle International Corp.
3.65%, 09/01/27(f)	8,000	8,820,746
4.15%, 07/01/50	820	936,221
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24(b)	635	660,202
SBA Communications Corp.
4.88%, 09/01/24	1,938	1,971,915
3.88%, 02/15/27	2,781	2,855,823

102	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
Sprint Corp.
7.88%, 09/15/23	$421	$478,288
7.13%, 06/15/24	796	918,385
7.63%, 03/01/26	1,196	1,459,120
T-Mobile USA, Inc.
4.50%, 02/01/26	538	548,287
4.75%, 02/01/28	913	978,051
2.63%, 02/15/29	156	154,050
3.88%, 04/15/30	2,925	3,269,623
2.88%, 02/15/31	881	874,393
3.50%, 04/15/31(b)	751	776,947
3.50%, 04/15/31	697	721,081
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(b)	1,355	1,358,388
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25	946	964,674
4.25%, 12/01/26	2,963	3,082,172
3.75%, 02/15/27	1,004	1,021,188
4.63%, 12/01/29	1,298	1,379,125
4.13%, 08/15/30	3,067	3,149,257
Vmed O2 UK Financing I PLC, 4.75%, 07/15/31(b)(i)	974	988,610

		50,260,167

Total Corporate Bonds — 111.7% (Cost: $1,444,194,041)		1,637,353,815

Floating Rate Loan Interests(a)

Oil, Gas & Consumable Fuels — 0.1%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 11/01/25	784	864,689

Total Floating Rate Loan Interests — 0.1% (Cost: $784,000)		864,689

Foreign Agency Obligations

Brazil — 0.5%
Brazilian Government International Bond, 5.00%, 01/27/45	6,525	6,615,942

Colombia — 0.3%
Colombia Government International Bond, 5.63%, 02/26/44	4,000	4,525,750

Indonesia — 0.3%
Indonesia Government International Bond, 5.88%, 01/15/24(b)	4,400	4,964,575

Mexico — 0.4%
Mexico Government International Bond, 4.75%, 03/08/44(f)	5,800	6,422,775

Security	Par (000)	Value

Uruguay — 0.3%
Uruguay Government International Bond, 5.10%, 06/18/50	$3,500	$4,582,375

Total Foreign Agency Obligations — 1.8% (Cost: $23,636,261)		27,111,417

Municipal Bonds

New York — 0.9%
Metropolitan Transportation Authority, RB, BAB, 6.55%, 11/15/31	10,000	13,180,000

Total Municipal Bonds — 0.9% (Cost: $9,833,900)		13,180,000

Preferred Securities

Capital Trusts — 14.5%

Automobiles — 0.2%
General Motors Financial Co., Inc., Series C, 5.70%(a)(g)	2,565	2,872,800

Banks(a)(g) — 4.0%
CIT Group, Inc., Series A, 5.80%	3,000	3,098,610
HSBC Capital Funding Dollar 1 LP, 10.18%(b)(f)	11,835	19,592,132
Huntington Bancshares, Inc., Series F, 5.63%	6,450	7,490,063
Macquarie Bank Ltd., 6.13%(b)	1,885	2,061,719
Nordea Bank Abp, 6.13%(b)	5,540	6,104,415
SVB Financial Group, Series C, 4.00%	5,000	5,089,000
US Bancorp, Series J, 5.30%(f)	10,415	11,742,912
Wells Fargo & Co.
Series S, 5.90%	281	302,778
Series U, 5.88%	2,655	2,973,361

		58,454,990

Capital Markets — 0.0%
State Street Corp., Series F, 3.72%(a)(g)	618	618,494

Consumer Finance(a)(g) — 0.6%
American Express Co., Series C, 3.40%	4,510	4,515,637
Capital One Financial Corp., Series E, 3.93%	5,000	5,017,900

		9,533,537

Diversified Financial Services — 7.0%
Bank of America Corp., Series AA, 6.10%(a)(g)	8,630	9,690,368
Bank of America Corp., Series U, 5.20%(a)(f)(g)	5,785	6,017,846
Barclays PLC, 8.00%(a)(g)	4,500	5,118,750
BNP Paribas SA(a)(b)(f)(g)
7.20%	5,000	5,337,500
6.75%	5,000	5,170,050
BNP Paribas SA, 7.38%(a)(b)(g)	4,535	5,286,087
Citigroup, Inc., 5.90%(a)(g)	2,210	2,332,611
Credit Agricole SA, 8.13%(a)(b)(g)	5,000	6,075,000
Credit Suisse Group AG, 7.50%(a)(b)(g)	1,865	2,028,187
HSBC Holdings PLC, 6.50%(a)(g)	2,615	2,999,091
JPMorgan Chase & Co., 8.75%, 09/01/30	2,000	3,003,950
JPMorgan Chase & Co., Series Q, 5.15%(a)(g)	4,000	4,130,000

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co.(a)(f)(g)
Series R, 6.00%	$7,408	$7,875,630
Series S, 6.75%	9,775	10,839,009
Lloyds Banking Group PLC, 7.50%(a)(g)	8,285	9,693,450
Natwest Group PLC, 8.00%(a)(g)	970	1,147,093
Natwest Group PLC, 8.63%(a)(f)(g)	5,135	5,172,075
Societe Generale SA, 7.38%(a)(b)(g)	1,980	1,997,424
UBS Group AG, 7.00%(a)(b)(f)(g)	7,500	8,259,375

		102,173,496

Electric Utilities — 0.6%
PPL Capital Funding, Inc., Series A, 2.81%, 03/30/67(a)(e)	8,300	8,154,750

Insurance — 1.5%
ACE Capital Trust II, 9.70%, 04/01/30(f)	7,000	10,683,756
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%, 04/01/27	5,000	5,125,985
MetLife, Inc., 6.40%, 12/15/36	5,000	6,421,613

		22,231,354

Oil, Gas & Consumable Fuels — 0.2%
Enterprise Products Operating LLC, 2.91%, 06/01/67(a)	2,500	2,275,000

Wireless Telecommunication Services — 0.4%
Vodafone Group PLC, 7.00%, 04/04/79(a)	4,745	5,749,660

Total Capital Trusts — 14.5%		212,064,081

	Shares

Preferred Stocks — 3.2%

Banks(a)(g) — 2.0%
Citigroup, Inc., Series K, 6.88%	488,320	13,990,368
Wells Fargo & Co., Series Q, 5.85%	550,500	15,166,275

		29,156,643

Capital Markets(a)(g) — 0.7%
Goldman Sachs Group, Inc., Series J, 5.50%	162,450	4,451,130
State Street Corp., Series D, 5.90%	220,495	6,317,182

		10,768,312

Equity Real Estate Investment Trusts (REITs) — 0.1%
Vornado Realty Trust, Series K, 5.70%(g)	50,000	1,301,000

Interactive Media & Services — 0.4%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $3,526,645)(c)(d)	32,185	5,459,703

Total Preferred Stocks — 3.2%		46,685,658

Total Preferred Securities — 17.7% (Cost: $231,715,070)		258,749,739

Total Long-Term Investments — 138.1% (Cost: $1,794,833,892)		2,023,069,601

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(j)(k)	10,753,181	$10,753,181

Total Short-Term Securities — 0.7% (Cost: $10,753,181)		10,753,181

Options Purchased — 0.1% (Cost: $2,572,876)		1,144,657

Total Investments Before Options Written — 138.9% (Cost: $1,808,159,949)		2,034,967,439

Options Written — (0.0)% (Premiums Received: $(202,613))		(153,796)

Total Investments, Net of Options Written — 138.9% (Cost: $1,807,957,336)		2,034,813,643

Liabilities in Excess of Other Assets — (38.9)%		(569,724,990)

Net Assets — 100.0%		$1,465,088,653

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $6,083,999, representing 0.4% of its net assets as of period end, and an original cost of $3,668,675.

(e)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Perpetual security with no stated maturity date.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	When-issued security.
(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

104	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$24,122,699	$—	$(13,369,518	)(a)	$—	$—	$10,753,181	10,753,181	$1,368	$—

(a)	Represents net amount purchased (sold).

Reverse Repurchase Agreements

	Interest		Trade	Maturity			Face Value Including	Type of Non-Cash Underlying	Remaining Contractual Maturity
Counterparty	Rate		Date	Date	(a)	Face Value	Accrued Interest	Collateral	of the Agreements(a	)

J.P. Morgan Securities LLC	0.75	%(b)	03/19/21	Open		$580,520	$581,778	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	04/06/21	Open		6,348,862	6,357,107	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	04/06/21	Open		13,856,017	13,875,647	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.25	(b)	04/06/21	Open		449,065	449,330	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		5,938,500	5,944,043	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		6,277,500	6,283,359	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		948,750	949,636	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		4,281,446	4,285,442	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		5,018,488	5,023,171	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		5,256,250	5,261,156	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.40	(b)	04/07/21	Open		5,372,812	5,377,827	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	04/07/21	Open		1,174,668	1,176,312	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	04/07/21	Open		8,327,620	8,333,449	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	04/07/21	Open		3,002,889	3,006,042	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	04/07/21	Open		3,880,000	3,884,074	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	04/07/21	Open		1,436,120	1,437,628	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	04/07/21	Open		3,478,954	3,482,607	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.60	(b)	04/07/21	Open		1,013,528	1,014,946	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.60	(b)	04/07/21	Open		2,067,086	2,069,980	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/07/21	Open		2,701,350	2,704,186	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	04/08/21	Open		5,281,250	5,288,028	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/12/21	Open		8,966,700	8,975,555	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/12/21	Open		9,273,600	9,282,758	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/12/21	Open		2,878,758	2,881,600	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/12/21	Open		18,564,594	18,582,926	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	04/12/21	Open		2,893,359	2,896,216	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	04/12/21	Open		3,129,503	3,135,340	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	04/12/21	Open		10,242,900	10,262,006	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.28	(b)	04/13/21	Open		3,841,375	3,843,735	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.28	(b)	04/29/21	Open		3,283,556	3,285,140	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.30	(b)	04/29/21	Open		3,242,969	3,244,644	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.30	(b)	04/29/21	Open		3,505,781	3,507,593	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	05/03/21	Open		1,746,420	1,747,708	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	05/14/21	Open		4,558,200	4,559,902	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	05/14/21	Open		4,591,231	4,592,945	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.42	(b)	05/14/21	Open		3,550,564	3,552,552	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.30	(b)	06/02/21	Open		513,600	513,778	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.30	(b)	06/02/21	Open		4,241,013	4,242,479	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.43	(b)	06/02/21	Open		1,082,500	1,082,862	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	06/02/21	Open		5,693,750	5,695,743	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	06/02/21	Open		3,078,125	3,079,202	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		3,740,625	3,742,506	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		4,749,875	4,752,263	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		2,073,945	2,074,993	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	06/03/21	Open		1,571,876	1,572,407	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	06/03/21	Open		9,887,500	9,890,837	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		651,758	652,075	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

	Interest		Trade	Maturity			Face Value Including	Type of Non-Cash Underlying	Remaining Contractual Maturity
Counterparty	Rate		Date	Date	(a)	Face Value	Accrued Interest	Collateral	of the Agreements(a	)

BNP Paribas S.A.	0.65	%(b)	06/03/21	Open		$15,300,495	$15,307,954	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/08/21	Open		5,772,962	5,774,021	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/08/21	Open		5,652,460	5,653,497	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/08/21	Open		4,839,244	4,840,131	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		9,511,500	9,513,128	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		2,075,000	2,075,355	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		2,205,000	2,205,377	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		6,579,125	6,580,251	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		7,044,375	7,045,580	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		4,261,469	4,262,198	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		7,164,912	7,166,138	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		7,660,087	7,661,398	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		21,711,780	21,715,495	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		2,892,500	2,892,995	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		7,543,594	7,544,885	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		3,437,528	3,438,116	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		4,698,750	4,699,899	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		10,273,525	10,276,036	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		3,847,575	3,848,516	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/09/21	Open		9,371,781	9,373,421	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/09/21	Open		6,824,620	6,825,814	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		7,402,500	7,404,659	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		17,086,781	17,091,765	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		479,400	479,540	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		7,642,500	7,643,748	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		3,942,256	3,942,900	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		790,149	790,278	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		6,460,000	6,461,055	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		5,700,000	5,700,931	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		7,537,500	7,538,731	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		15,750,000	15,752,572	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		8,613,469	8,614,876	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		5,556,937	5,557,845	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		10,390,000	10,391,697	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		8,819,475	8,820,916	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		15,660,000	15,662,558	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		3,591,000	3,591,587	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		14,737,500	14,739,907	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		9,320,375	9,321,897	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		9,784,462	9,786,061	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		8,370,000	8,371,367	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/10/21	Open		2,696,760	2,697,389	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(3.00	)(b)	06/11/21	Open		468,374	467,710	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		5,347,781	5,348,539	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		3,905,000	3,905,553	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		4,987,500	4,988,207	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		6,082,182	6,083,044	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		10,063,494	10,064,919	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		5,075,000	5,075,719	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		1,692,143	1,692,542	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/11/21	Open		1,931,250	1,931,752	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(3.00	)(b)	06/11/21	Open		206,483	206,190	Corporate Bonds	Open/Demand
BNP Paribas S.A.	(1.00	)(b)	06/22/21	Open		111,925	111,900	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		6,796,875	6,796,969	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		4,212,500	4,212,559	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		5,906,250	5,906,332	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		4,468,750	4,468,812	Capital Trusts	Open/Demand

						$588,500,605	$588,758,744

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

106	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Ultra U.S. Treasury Bond	98	09/21/21	$18,865	$801,308

Short Contracts
10-Year U.S. Treasury Note	1,679	09/21/21	222,336	(1,282,174)
10-Year U.S. Ultra Long Treasury Note	68	09/21/21	10,000	(164,362)
U.S. Long Bond	107	09/21/21	17,180	(523,452)
5-Year U.S. Treasury Note	127	09/30/21	15,670	49,416

				(1,920,572)

				$(1,119,264)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Financial Select Sector SPDR Fund	10,827	07/02/21	USD	38.00	USD	39,724	$16,241
Energy Select Sector SPDR Fund	3,412	07/16/21	USD	56.00	USD	18,380	151,834
SPDR S&P 500 ETF Trust	2,107	07/16/21	USD	432.00	USD	90,192	364,511
Financial Select Sector SPDR Fund	8,770	07/23/21	USD	37.50	USD	32,177	267,485
Alerian MLP ETF	7,352	07/30/21	USD	40.50	USD	26,769	91,900
Energy Select Sector SPDR Fund	2,707	08/20/21	USD	58.00	USD	14,583	243,630

							$1,135,601

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Put
30-Year Interest Rate Swap, 08/15/51	2.50%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	JPMorgan Chase Bank N.A.	08/13/21	2.50%	USD	40,000	$9,056

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Energy Select Sector SPDR Fund	3,412	07/16/21	USD	59.00	USD	18,380	$(35,826)
Alerian MLP ETF	7,352	07/30/21	USD	43.00	USD	26,769	(36,760)
Energy Select Sector SPDR Fund	2,707	08/20/21	USD	63.00	USD	14,583	(81,210)

							$(153,796)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$61,938	$(13,121)	$(153,796)

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$850,724	$—	$850,724
Options purchased
Investments at value — unaffiliated(b)	—	—	1,135,601	—	9,056	—	1,144,657

	$—	$—	$1,135,601	$—	$859,780	$—	$1,995,381

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,969,988	$—	$1,969,988
Options written
Options written at value	—	—	153,796	—	—	—	153,796

	$—	$—	$153,796	$—	$1,969,988	$—	$2,123,784

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$3,269,108	$—	$3,269,108
Options purchased(a)	—	—	5,809,438	—	(2,429,396)	—	3,380,042
Options written	—	—	957,279	—	571,397	—	1,528,676
Swaps	—	(79,350)	—	—	—	—	(79,350)

	$—	$(79,350)	$6,766,717	$—	$1,411,109	$—	$8,098,476

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(1,095,212)	$—	$(1,095,212)
Options purchased(b)	—	—	794,393	—	156,174	—	950,567
Options written	—	—	136,375	—	—	—	136,375
Swaps	—	75,621	—	—	—	—	75,621

	$—	$75,621	$930,768	$—	$(939,038)	$—	$67,351

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$18,312,219
Average notional value of contracts — short	$268,656,578
Options
Average value of option contracts purchased	$1,487,500
Average value of option contracts written	$208,164
Average notional value of swaption contracts purchased	$40,000,000
Credit default swaps
Average notional value — buy protection	$6,287,500

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

108	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$91,875		$335,915
Options	1,144,657	(a)	153,796

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,236,532		489,711

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,227,476)		(489,711)

Total derivative assets and liabilities subject to an MNA	$9,056		$—

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)

JPMorgan Chase Bank N.A.	$9,056	$—	$—	$—	$9,056

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$82,374,175	$2,096,018	$84,470,193
Common Stocks
Oil, Gas & Consumable Fuels	715,452	624,296	—	1,339,748
Corporate Bonds	—	1,635,795,195	1,558,620	1,637,353,815
Floating Rate Loan Interests	—	864,689	—	864,689
Foreign Agency Obligations	—	27,111,417	—	27,111,417
Municipal Bonds	—	13,180,000	—	13,180,000
Preferred Securities
Capital Trusts	—	212,064,081	—	212,064,081
Preferred Stocks	41,225,955	—	5,459,703	46,685,658
Short-Term Securities
Money Market Funds	10,753,181	—	—	10,753,181
Options Purchased
Equity Contracts	1,135,601	—	—	1,135,601
Interest Rate Contracts	—	9,056	—	9,056

	$53,830,189	$1,972,022,909	$9,114,341	$2,034,967,439

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$850,724	$—	$—	$850,724

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Allocation Income Trust (BTZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities
Equity Contracts	$(153,796)	$—	$—	$(153,796)
Interest Rate Contracts	(1,969,988)	—	—	(1,969,988)

	$(1,273,060)	$—	$—	$(1,273,060)

(a)

Derivative financial instruments are futures contracts and options written. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $588,758,744 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

110	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks

Auto Components — 0.0%
Lear Corp.		89	$15,600

Construction & Engineering — 0.0%
McDermott International Ltd.(a)		76,644	37,556

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(b)		546	8,081

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(b)		6,155	—

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		72,096	190,334

Metals & Mining — 0.0%
Ameriforge Group, Inc.		832	18,304
Preferred Proppants LLC(b)		7,476	710

			19,014

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.(a)		1,252	37,735

Software — 0.0%
Avaya Holdings Corp.(a)		40	1,076

Specialty Retail — 0.1%
NMG Parent LLC		2,218	276,511

Total Common Stocks — 0.2% (Cost: $2,784,923)			585,907

		Par (000)

Corporate Bonds

Airlines(c) — 0.4%
Allegiant Travel Co., 8.50%, 02/05/24	USD	740	799,200
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26		347	367,386

			1,166,586

Auto Components — 0.1%
Clarios Global LP, 6.75%, 05/15/25(c)		275	292,870

Automobiles — 0.0%
AutoNation, Inc., 4.75%, 06/01/30		87	102,895

Beverages — 0.1%
Triton Water Holdings, Inc., 6.25%, 04/01/29(c)		252	252,630

Building Materials — 0.0%
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(c)		73	77,557

Chemicals — 0.0%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(c)		32	35,681

Construction Materials(c) — 0.3%
Core & Main LP, 6.13%, 08/15/25		140	142,800
Wolverine Escrow LLC, 9.00%, 11/15/26		950	926,250

			1,069,050

Security		Par (000)	Value

Consumer Finance — 0.1%
PayPal Holdings, Inc., 1.65%, 06/01/25	USD	261	$267,864

Diversified Telecommunication Services(c) — 0.5%
Zayo Group Holdings, Inc.
4.00%, 03/01/27		1,233	1,224,517
6.13%, 03/01/28		155	158,294

			1,382,811

Electric Utilities — 0.0%
Pike Corp., 5.50%, 09/01/28(c)		89	92,560
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 11/10/21(b)		1,050	—

			92,560

Energy Equipment & Services(b)(c)(d) — 0.1%
Pioneer Energy Services Corp.
(11.00% Cash or 11.00% PIK), 11.00%, 05/15/25		216	217,274
(5.00% PIK), 5.00%, 11/15/25		160	178,088

			395,362

Equity Real Estate Investment Trusts (REITs) — 0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(c)		85	90,811

Hotels, Restaurants & Leisure — 0.1%
Marriott International, Inc., Series EE, 5.75%, 05/01/25		233	268,952

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/22(b)(e)		400	—

Internet Software & Services — 0.0%
Uber Technologies, Inc., 6.25%, 01/15/28(c)		137	147,441

Machinery(c) — 0.4%
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(d)		561	608,685
Madison IAQ LLC, 5.88%, 06/30/29		499	507,732

			1,116,417

Media(c) — 0.3%
Liberty Broadband Corp., 2.75%, 09/30/50(f)		315	330,725
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(d)		120	118,237
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26		353	365,355

			814,317

Oil, Gas & Consumable Fuels — 0.1%
eG Global Finance PLC, 8.50%, 10/30/25(c)		182	192,381

Semiconductors & Semiconductor Equipment — 0.0%
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(c)		47	49,432

Software — 0.1%
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(c)		162	169,695

Total Corporate Bonds — 2.6% (Cost: $7,600,167)			7,985,312

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Floating Rate Loan Interests(e)

Aerospace & Defense — 5.7%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/28/28	USD	3,932	$3,941,935
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 6.00%, 05/25/28		800	801,750
Bleriot US Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.15%, 10/30/26		445	445,322
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.65%, 04/06/26		1,252	1,218,855
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.65%, 04/06/26		2,329	2,267,069
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.63%, 04/09/26(b)		463	444,058
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 0.75%, 0.75% Floor), 8.50%, 02/01/29(b)		1,396	1,423,920
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28		4,243	4,251,968
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 6.00%, 01/15/25		614	617,242
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25		1,966	1,935,098

			17,347,217

Air Freight & Logistics — 0.8%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/06/28		295	294,540
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		2,131	2,088,189

			2,382,729

Airlines — 2.3%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		786	818,815
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 01/29/27		241	229,916
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.07%, 12/14/23		1,213	1,182,814
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.10%, 04/28/23		753	733,819
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		1,472	1,570,860
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		2,306	2,334,402

			6,870,626

Auto Components — 2.9%
Adient US LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 04/08/28		508	507,843
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		2,843	2,814,876
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 01/31/28		1,552	1,551,334

Security		Par (000)	Value

Auto Components (continued)
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.15%, 05/16/24	USD	2,349	$2,325,693
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 3.40%, 12/02/26		134	132,646
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 02/05/26		1,605	1,584,106

			8,916,498

Automobiles — 0.1%
MajorDrive Holdings IV LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 05/12/28		305	305,095

Building Materials — 0.1%
CHI Overhead Doors, Inc, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.50%, 07/31/25		112	112,153
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/12/28		263	262,181

			374,334

Building Products — 1.6%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 11/23/27		1,524	1,519,257
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 05/05/24		1,067	1,065,206
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		328	328,557
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/19/26		1,976	1,974,287

			4,887,307

Capital Markets — 2.6%
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 4.75%, 04/09/27		3,592	3,604,984
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 04/07/28(b)		1,114	1,139,065
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 11/12/27		877	875,771
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 06/27/25		513	511,402
Focus Financial Partners LLC
2021 Delayed Draw Term Loan, 3.00%, 06/24/28		172	171,772
2021 Term Loan, 06/24/28(g)		747	744,346
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/12/24(b)		814	811,173

			7,858,513

Chemicals — 6.1%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 08/27/26		1,583	1,603,583
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 03/18/28		2,155	2,142,889
Axalta Coating Systems US Holdings Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 1.90%, 06/01/24		1,146	1,137,992

112	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24(b)	USD	717	$709,617
Element Solutions, Inc., 2021 Term Loan B, 01/31/26(g)		1,243	1,240,676
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.25%, 11/07/24		760	759,187
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27		915	909,127
Invictus US LLC
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/28/25		472	471,427
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.85%, 03/30/26		526	525,738
Klockner-Pentaplast of America, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.50% Floor), 5.25%, 02/09/26(b)		792	795,975
Lonza Group AG, USD Term Loan B, 04/29/28(g)		643	643,347
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.65%, 03/02/26		1,597	1,584,588
Minerals Technologies, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/14/24(b)		262	262,587
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		1,065	1,057,659
NIC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/29/27		456	454,577
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (1 mo. LIBOR + 3.50%), 3.63%, 10/14/24		1,078	1,071,021
PQ Corp., 2021 Term Loan B, 05/26/28(g)		1,083	1,082,101
Pregis TopCo Corp., 2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 08/01/26		438	437,691
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		800	803,339
Sparta US Holdco LLC, 2021 Term Loan, 2021 Term Loan, 05/04/28(g)		716	716,222
Starfruit Finco BV, 2018 USD Term Loan B, (PRIME + 1.75%), 3.13%, 10/01/25		122	121,373

			18,530,716

Commercial Services & Supplies — 5.0%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 05/12/28		2,335	2,340,775
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.85%, 03/11/25		95	94,106
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.10%, 11/03/23		1,467	1,458,567
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.10%, 11/03/24		701	693,638
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		490	484,184
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 5.35%, 01/31/28		689	693,578
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/26/26		1,213	1,207,498
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		1,588	1,587,523

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Diamond (BC) BV, USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 09/06/24	USD	1,009	$1,002,729
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		331	328,179
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/03/23		265	236,178
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26		607	598,030
Packers Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 03/09/28		1,088	1,083,055
Prime Security Services Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 09/23/26		1,230	1,228,434
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.10%, 08/27/25		2,164	2,167,722

			15,204,196

Communications Equipment — 0.2%
Avantor Funding, Inc., USD Term Loan B3, (1 mo. LIBOR + 2.00%, 1.00% Floor), 3.00%, 11/21/24		462	461,464

Construction & Engineering — 2.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		2,503	2,460,305
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 3.11%, 01/21/28		644	642,484
SRS Distribution, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 06/02/28		2,112	2,109,656
USIC Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 05/12/28		1,094	1,090,879

			6,303,324

Construction Materials — 2.5%
Core & Main LP
2017 Term Loan B, (3 mo. LIBOR + 2.00%, 1.00% Floor), 3.75%, 08/01/24		1,521	1,519,051
2021 Term Loan B, 2.75%, 06/09/28		2,727	2,708,569
Filtration Group Corp.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/29/25		1,487	1,473,345
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/29/25		746	746,360
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.00%, 10/25/23		704	703,450
Tamko Building Products, Inc., Term Loan B, (1 mo. LIBOR + 3.00%), 3.13%, 05/29/26		543	540,930

			7,691,705

Containers & Packaging — 2.0%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24		1,493	1,456,092
Charter NEX US, Inc.
2020 Term Loan, (1 mo. LIBOR + 4.25%), 0.00%, 12/01/27		—	—
2021 Term Loan, 12/01/27(g)		2,597	2,600,071
Flex Acquisition Co., Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 03/02/28		1,261	1,255,357

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.10%, 08/01/26	USD	385	$384,434
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/18/27		507	505,822

			6,201,776

Distributors — 1.0%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/27		915	907,864
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 2.25%, 1.00% Floor), 10.50%, 05/30/24(b)		585	573,665
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24		1,920	1,705,531

			3,187,060

Diversified Consumer Services — 2.4%
Ascend Learning LLC
2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		305	304,251
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/12/24		627	627,260
Bright Horizons Family Solutions LLC, 2017 Term Loan B, (1 mo. LIBOR + 1.75%, 1.00% Floor), 2.50%, 11/07/23		1,142	1,137,559
Frontdoor, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.25%), 2.35%, 05/20/28		452	452,000
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 3.85%, 07/11/25		1,602	1,569,524
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 12/22/25		1,036	1,008,692
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (1 mo. LIBOR + 2.25%), 2.32%, 05/15/24		694	689,701
PAI Holdco, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/28/27		222	222,790
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (1 mo. LIBOR + 7.50%), 8.50%, 08/10/23		290	293,327
2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23		455	433,952
Voyage Australia Property Ltd., USD Term Loan B, 06/16/28(b)(g)		461	461,000

			7,200,056

Diversified Financial Services — 9.4%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 4.60%, 07/31/26		866	866,957
Alchemy Copyrights LLC, Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 03/10/28(b)		526	525,374
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 02/04/28		1,521	1,514,220
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, 6.25%, 05/04/29(b)		1,557	1,541,430
AQGEN Island Holdings, Inc., Term Loan, 05/20/28(g)		1,744	1,738,559
Belron Finance US LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 04/13/28		1,727	1,723,571

Security		Par (000)	Value

Diversified Financial Services (continued)
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/01/28	USD	412	$416,635
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27		2,261	2,265,251
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.15%, 02/07/25		564	559,034
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 02/16/28		527	528,088
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.50%, 07/03/24		1,040	1,033,336
LBM Acquisition LLC
2021 Incremental Delayed Draw Term Loan B2, 4.50%, 12/17/27		257	254,751
2021 Incremental Term Loan B2, 12/17/27		514	509,503
Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		87	86,601
Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		589	584,559
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/02/27		629	629,666
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		3,483	3,491,160
RV Retailer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 02/08/28(b)		577	577,996
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 2.66%, 01/23/25		954	920,438
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.40%, 07/30/25		1,432	1,378,876
Therma Intermediate LLC, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/16/27		432	432,486
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		4,468	4,491,409
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/28/27		917	913,229
White Cap Buyer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/19/27		766	767,108
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.57%, 04/30/28		1,003	991,857

			28,742,094

Diversified Telecommunication Services — 3.0%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/30/27		354	354,220
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 10/02/27		497	497,568
Frontier Communications Corp., 2021 DIP Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/01/28		1,235	1,234,909
GCI LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 10/15/25		760	758,354
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		245	248,472
2020 DIP Term Loan, (PRIME + 4.75%, 1.00% Floor), 6.50%, 07/13/22		85	85,314

114	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Iridium Satellite LLC, 2021 Term Loan B, (1 mo. LIBOR + 6.75%, 1.00% Floor), 3.75%, 11/04/26	USD	1,077	$1,078,282
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 03/01/27		1,183	1,163,988
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24		1,414	1,411,979
Orbcomm, Inc., Term Loan B, 06/17/28(g)		454	452,865
TDC A/S, EUR Term Loan, (6 mo.EURIBOR + 3.00%), 3.00%, 06/04/25	EUR	819	964,960
Virgin Media SFA Finance Ltd., GBP Term Loan L, (LIBOR - GBP + 3.25%), 3.31%, 01/15/27	GBP	600	817,621

			9,068,532

Electric Utilities — 1.2%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 12/15/27	USD	818	817,485
Triton Water Holdings, Inc, Term Loan, 03/31/28(g)		2,800	2,796,108

			3,613,593

Electrical Equipment — 0.7%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, 06/23/28(g)		536	536,338
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 03/31/27		1,514	1,506,271

			2,042,609

Electronic Equipment, Instruments & Components — 0.1%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 02/12/25		417	417,022

Energy Equipment & Services — 0.1%
Dell International LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%, 0.25% Floor), 2.00%, 09/19/25		357	357,349

Entertainment — 0.4%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/12/25(b)		1,217	1,253,391

Environmental, Maintenance, & Security Service — 0.7%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 09/07/27		1,229	1,223,935
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		758	760,371

			1,984,306

Equity Real Estate Investment Trusts (REITs) — 0.6%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 05/11/24		445	439,975
VICI Properties LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.84%, 12/20/24		1,529	1,515,284

			1,955,259

Food & Staples Retailing — 1.0%
H Food Holdings LLC, 2018 Incremental Term Loan B2, (1 mo. LIBOR + 4.00%), 4.10%, 05/23/25		458	456,061
Hearthside Food Solutions LLC 2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.79%, 05/23/25		518	514,921

Security		Par (000)	Value

Food & Staples Retailing (continued)
Hearthside Food Solutions LLC (continued)
2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25	USD	102	$101,843
US Foods, Inc.
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 06/27/23		1,456	1,440,333
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/13/26		399	392,873

			2,906,031

Food Products — 2.7%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.59%, 10/01/25		670	667,218
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.60%, 10/10/26		262	261,993
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/23/27		1,912	1,914,747
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 01/29/27		2,213	2,177,722
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 05/01/26		318	317,118
Reynolds Group Holdings, Inc.
2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 02/05/23		1,182	1,179,509
2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 3.35%, 02/05/26		250	248,595
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 06/08/28		1,132	1,136,272
UTZ Quality Foods LLC, 2021 Term Loan B, 01/20/28(g)		427	425,976

			8,329,150

Health Care Equipment & Supplies — 1.0%
Avantor Funding, Inc., 2020 Incremental Term Loan B4, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/06/27		1,276	1,275,054
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 05/04/28		479	479,302
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.09%, 06/30/25		1,282	1,281,213

			3,035,569

Health Care Providers & Services — 3.7%
AHP Health Partners, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/30/25		491	491,626
CCRR Parent, Inc, Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 03/06/28		828	832,065
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 06/07/23		1,147	1,145,887
Da Vinci Purchaser Corp., 2019 Term Loan, 01/08/27(g) .		743	744,857
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		1,193	1,018,690
EyeCare Partners LLC
2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.25%), 8.35%, 02/18/28		780	746,850

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
EyeCare Partners LLC (continued)
2020 Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 02/18/27	USD	1,053	$1,042,798
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.65%, 03/05/26		654	625,967
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 08/06/26		2,642	2,641,742
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		305	303,742
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 02/14/25		33	32,882
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 12/13/26		1,564	1,556,837

			11,183,943

Health Care Services — 1.2%
Azalea Topco, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 3.69%, 07/25/26		1,289	1,280,951
Unified Physician Management LLC, 2020 Term Loan, 12/18/27(b)(g)		1,154	1,155,235
WP CityMD Bidco LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 08/13/26		1,098	1,099,318

			3,535,504

Health Care Technology — 3.0%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.41%, 02/11/26		226	226,928
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		899	897,582
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 10/10/25		1,362	1,352,418
Polaris Newco LLC, USD Term Loan B, (6 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 06/04/28		3,314	3,321,418
Press Ganey Holdings, Inc., 2021 Term Loan B, 07/25/26(g)		1,049	1,050,426
Quintiles IMS, Inc., 2017 USD Term Loan B1, (1 mo. LIBOR + 1.75%), 1.85%, 03/07/24		307	304,717
Verscend Holdings Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 02/01/29(b)		1,902	1,921,020

			9,074,509

Hotels, Restaurants & Leisure — 7.8%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 11/19/26		1,013	998,742
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 02/02/26		265	258,549
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		615	615,337
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.34%, 09/15/23		700	698,498
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 12/23/24		1,266	1,254,071
2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.60%, 07/20/25		2,234	2,239,339

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
CCM Merger, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/04/25	USD	385	$384,526
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 2.11%, 03/10/28(b)		484	478,950
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%, 0.75% Floor), 8.25%, 03/31/28(b)		573	584,460
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		2,769	2,649,088
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 11/30/23		832	828,501
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3.00% PIK), 5.25%, 12/01/23(d)		96	95,684
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		1,047	1,038,393
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(b)		110	121,749
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.75%, 08/25/25(b)		367	369,061
IRB Holding Corp, 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		2,997	2,994,980
IRB Holding Corp., 2020 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		983	980,979
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		359	344,608
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28		1,223	1,216,686
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.85%, 08/14/24		795	789,309
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.65%, 07/10/25		544	543,992
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.25% Floor), 2.50%, 02/08/27		1,279	1,263,643
Travelport Finance (Luxembourg) Sarl
2019 Term Loan, (3 mo. LIBOR + 5.00%), 5.20%, 05/29/26		1,376	1,253,218
2020 Super Priority Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 3.50%, 02/28/25		815	853,706
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.83%, 08/02/26		584	581,450
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 05/30/25		341	338,174

			23,775,693

Household Durables — 1.3%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 05/17/28		2,158	2,145,678
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 02/04/27		941	932,792
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 10/30/27		735	736,224

			3,814,694

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (3 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 03/03/28(b)		333	331,658

116	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers — 0.5%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/25	USD	315	$310,895
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.10%, 08/12/26		473	466,731
Term Loan B9, (1 mo. LIBOR + 2.00%), 2.11%, 04/06/26		880	868,197

			1,645,823

Industrial Conglomerates — 2.2%
AVSC Holding Corp.(d)
2020 Term Loan B1, (0.25% PIK), 2.25%, 03/03/25		2,346	2,147,040
2020 Term Loan B3, (10.00% PIK), 7.50%, 10/15/26		732	873,169
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		810	814,880
Vertical Midco GmbH, USD Term Loan B, (6 mo. LIBOR + 4.25%), 4.48%, 07/29/27		1,185	1,185,550
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.84%, 03/02/27		1,833	1,820,307

			6,840,946

Insurance — 3.7%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		1,798	1,777,320
2020 Term Loan B3, 11/06/27(g)		926	926,821
Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		635	627,577
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/19/28		1,529	1,519,134
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/13/27		419	418,909
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/13/27		633	629,785
2021 Term Loan B, 02/12/27(g)		193	193,097
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 04/25/25		1,783	1,762,420
2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 04/25/25		543	542,323
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 09/01/27		1,015	1,014,373
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 12/31/25		492	486,455
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		743	741,339
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		517	517,594

			11,157,147

Interactive Media & Services — 3.0%
Adevinta ASA, USD Term Loan B, 04/20/28(g)		1,545	1,544,808
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 12/06/27		1,475	1,469,886

Security		Par (000)	Value

Interactive Media & Services (continued)
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26	USD	1,763	$1,763,140
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.10%, 08/10/27		458	454,759
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		3,967	4,023,271

			9,255,864

Internet & Direct Marketing Retail — 0.6%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27		1,684	1,683,780

Internet Software & Services — 0.4%
Uber Technologies, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/25/27		1,311	1,309,381

IT Services — 6.9%
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%, 0.75% Floor), 8.50%, 11/24/28		885	887,947
2020 USD Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/24/27		478	478,997
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/02/25		1,274	1,265,704
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/31/26		1,532	1,524,352
Celestial -Saturn Parent, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.50% Floor), 7.00%, 04/13/29(b)		783	786,915
CoreLogic, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 06/04/28		2,284	2,276,006
Fleetcor Technologies Operating Company, LLC, 2021 Term Loan B4, 04/28/28(g)		305	304,366
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27		3,459	3,465,671
GreenSky Holdings LLC, 2020 Term Loan B2, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 03/29/25(b)		962	954,520
Maximus, Inc., Term Loan B, 05/28/28(g)		625	624,481
Optiv Security, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/01/24		625	609,572
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 7.38%, 08/01/25		605	540,180
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		1,580	1,541,389
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28		2,590	2,670,937
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/05/26		597	595,717
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.85%, 11/16/26		1,163	1,154,887
Virtusa Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 02/11/28.		651	653,322
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 03/31/28		609	604,524

			20,939,487

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/19/24	USD	621	$599,825

Life Sciences Tools & Services — 2.8%
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		2,742	2,753,148
Icon Luxembourg Sarl(g)
1st Lien Term Loan B, 06/16/28		456	456,237
Term Loan B, 06/16/28		1,828	1,831,166
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27		765	767,569
PPD, Inc., Initial Term Loan, (1 mo. LIBOR + 2.25%, 0.50% Floor), 2.75%, 01/13/28		2,738	2,733,428

			8,541,548

Machinery — 2.7%
Clark Equipment Co., 2021 Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.40%, 05/18/24		843	841,202
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 05/14/28(b)		266	265,668
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 02/28/27		1,399	1,382,188
Madison IAQ LLC, Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 06/16/28		2,280	2,280,000
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.17%, 03/28/25		3,423	3,360,283

			8,129,341

Media — 13.6%
A-L Parent LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		1,791	1,728,189
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 07/15/25		699	686,187
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 2.90%, 01/31/26		965	947,192
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.15%, 08/14/26		2,163	2,157,529
Cable One, Inc., 2021 Term Loan B4, 05/03/28(g)		306	304,623
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.86%, 04/30/25		2,082	2,077,910
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.69%, 08/21/26		4,008	3,910,025
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		5,634	5,637,212
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 2.32%, 07/17/25		1,326	1,305,996
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.57%, 04/15/27		1,307	1,293,109
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 01/07/28		592	591,397
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 03/24/25		831	825,869
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.88%, 10/19/26		1,579	1,535,296

Security		Par (000)		Value

Media (continued)
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 1.85%, 02/15/24	USD	55		$54,473
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 09/13/24		2,168		2,156,720
2020 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.75%, 09/15/24		1,587		1,589,021
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/23/29		764		774,986
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.59%, 09/19/26		828		825,933
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		1,500		1,500,322
Sinclair Television Group Inc., 2021 Term Loan B3, (1 mo. LIBOR + 3.00%), 3.11%, 04/01/28		518		512,529
Terrier Media Buyer, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 12/17/26		—	(h)	145
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 3.10%, 09/28/23(b)		2,539		2,525,878
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 3.00%), 3.07%, 01/31/29		356		353,508
Virgin Media Bristol LLC
2020 USD Term Loan Q, (3 mo. LIBOR + 3.25%), 3.35%, 01/31/29		1,453		1,450,777
USD Term Loan N, (1 mo. LIBOR + 2.50%), 2.57%, 01/31/28		609		603,382
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.86%, 05/18/25		1,829		1,792,696
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 2.23%, 01/20/28		412		408,142
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/09/27		3,846		3,803,249

				41,352,295

Metals & Mining — 0.4%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.64%, 07/31/25		1,093		1,083,745

Multi-line Retail — 0.2%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 08/04/24		582		580,857

Oil, Gas & Consumable Fuels — 0.6%
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 12/13/25		896		853,025
EG Group Ltd., 2018 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.15%, 02/07/25		479		474,981
Lealand Finance Company BV, 2020 Take Back Term Loan, (3.00% PIK), 3.00%, 06/30/25(d)		177		78,975
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/24(b)		25		14,951
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%, 0.50% Floor), 2.25%, 01/31/28		399		399,251

				1,821,183

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Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Personal Products — 1.5%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 09/25/26	USD	4,506	$4,520,138

Pharmaceuticals — 3.5%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.63%, 05/04/25		1,207	1,182,835
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 02/22/28		1,262	1,263,348
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.84%, 08/01/27		766	753,761
Grifols Worldwide Operations USA, Inc., USD
2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.09%, 11/15/27		1,044	1,033,803
Jazz Financing Lux Sarl, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 04/21/28		1,409	1,412,959
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 06/02/28		1,022	1,022,644
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 11/18/27		812	808,521
Prestige Brands, Inc., 2021 Term Loan B, 06/11/28(g)		314	314,132
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/02/25		2,773	2,760,039

			10,552,042

Professional Services — 1.2%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		3,811	3,791,616

Real Estate Management & Development — 0.7%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 04/18/24		1,265	1,253,696
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 08/21/25		902	893,055
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/08/25		28	28,089

			2,174,840

Road & Rail — 0.3%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 09/25/25		154	153,812
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.62%, 08/04/25		751	710,823

			864,635

Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/19/26		300	298,865

Software — 17.5%
2U, Inc., Term Loan, 11/30/24(g)		893	877,372
Applied Systems, Inc.
2017 1st Lien Term Loan, (PRIME + 2.25%), 3.77%, 09/19/24		306	304,911
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%, 0.75% Floor), 6.25%, 09/19/25		439	444,048
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/25		1,519	1,522,329
2020 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 10/30/28		535	544,031

Security		Par (000)	Value

Software (continued)
Cloudera, Inc., Term Loan B, (1 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 12/22/27	USD	604	$603,796
Cornerstone OnDemand, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.34%, 04/22/27		395	394,751
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		1,155	1,154,757
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.43%, 05/27/24		870	833,475
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23		314	302,973
E2open LLC, 2020 Term Loan B, 10/29/27(g)		178	178,000
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 8.75%, 07/31/28		1,316	1,357,954
Helios Software Holdings, Inc., 2021 USD Term Loan B, (6 mo. LIBOR + 3.75%), 3.90%, 03/11/28		1,315	1,314,535
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed + 7.12%), 7.13%, 02/25/25		1,093	1,114,860
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 02/25/27		4,594	4,561,678
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, 05/03/28(g)		2,851	2,848,149
2021 USD 2nd Lien Term Loan, 9.00%, 05/03/29(b)		1,491	1,472,362
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/30/24		609	608,697
MED ParentCo LP, 2020 Incremental Term Loan B, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 08/31/26		535	534,957
Mitchell International, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 11/29/24		307	304,196
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.35%, 12/01/25		752	750,529
2020 Add-On Term Loan, (1 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 12/01/24		1,268	1,272,487
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		901	902,832
Planview Parent, Inc.
2nd Lien Term Loan, (1 Week LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/17/28		572	569,140
Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		1,334	1,335,419
Project Alpha Intermediate Holding, Inc., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.11%, 04/26/24		944	944,925
Proof Point, Inc.(g)
1st Lien Term Loan, 06/09/28		1,719	1,708,480
2nd Lien Term Loan, 06/08/29		895	902,831
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/22/28		3,803	3,790,192
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 7.25%, 04/22/29		1,825	1,877,579
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.34%, 05/30/25		422	416,900
Sabre GLBL, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		684	686,983
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 3.33%, 08/01/25		2,411	2,394,808

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27	USD	3,161	$3,161,779
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26		3,341	3,344,315
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.36%, 03/04/28		1,799	1,823,842
Ultimate Software Group, Inc.
2020 2nd Lien Incremental Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 05/03/27		1,225	1,244,392
2021 Incremental Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 05/03/26		2,254	2,255,448
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/03/26		2,435	2,435,122

			53,095,834

Specialty Retail — 4.5%
Belron Finance US LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 11/13/25		272	270,325
2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 10/30/26		665	660,095
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.75%), 4.83%, 06/23/25	GBP	1,000	1,378,638
EG Group Ltd., 2021 Term Loan, 03/31/26(g)	USD	354	354,000
Eyemart Express LLC, 2020 2nd Lien Term Loan, 6.25%, 08/04/25		869	864,899
Mavis Tire Express Services Corp., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/04/28		1,876	1,880,690
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.35%, 08/31/26		1,070	1,068,988
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/28		3,651	3,651,913
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		986	972,340
Sotheby’s, Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 01/15/27		2,017	2,026,184
Woof Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/21/27		340	339,865
WOOF Holdings, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/21/28		345	348,450

			13,816,387

Technology Hardware, Storage & Peripherals — 0.4%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.10%, 07/23/26		858	815,285
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.84%, 04/29/23		349	348,790

			1,164,075

Thrifts & Mortgage Finance — 0.1%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.75%, 05/23/25		457	457,281

Security		Par (000)	Value

Trading Companies & Distributors — 0.7%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 04/23/28	USD	859	$853,417
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 02/03/28		947	940,420
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 4.92%, 04/01/28		422	423,283

			2,217,120

Wireless Telecommunication Services — 1.8%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/30/28		684	682,442
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.50%, 05/26/28		397	396,690
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.86%, 04/11/25		2,086	2,066,182
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.85%, 06/10/27		2,215	2,214,544

			5,359,858

Total Floating Rate Loan Interests — 145.5% (Cost: $439,861,502)			442,397,435

		Shares

Investment Companies

Fixed Income Funds — 2.4%
Invesco Senior Loan ETF		133,000	2,945,950
iShares iBoxx $ High Yield Corporate Bond ETF(i)(j)		28,000	2,465,120
iShares iBoxx $ Investment Grade Corporate Bond ETF(i)(j)		15,000	2,015,400

			7,426,470

Total Investment Companies — 2.4% (Cost: $7,072,018)			7,426,470

		Benefical Interest (000)

Other Interests

IT Services(k) — 0.0%
Millennium Corp.	USD	991	—
Millennium Lender Claims		930	—

Total Other Interests — 0.0% (Cost: $ —)			—

		Shares

Warrants

Metals & Mining — 0.0%
Ameriforge Group, Inc. (Expires 06/08/22)		2,642	—

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Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (Expires 10/27/24)(a)	617	$4,739

Total Warrants — 0.0% (Cost: $ — )		4,739

Total Long-Term Investments — 150.7% (Cost: $457,318,610)		458,399,863

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(i)(j)	217,930	217,930

Total Short-Term Securities — 0.1% (Cost: $217,930)		217,930

Total Investments — 150.8% (Cost: $457,536,540)		458,617,793

Liabilities in Excess of Other Assets — (50.8)%		(154,516,747)

Net Assets — 100.0%		$304,101,046

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Convertible security.
(g)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(h)	Amount is less than 500.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$217,930	(a)	$—	$—	$—	$217,930	217,930	$21	$—
iShares iBoxx $ High Yield Corporate Bond ETF	5,499,900	—		(3,042,464)	215,893	(208,209)	2,465,120	28,000	74,250	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,071,950	—		—	—	(56,550)	2,015,400	15,000	19,533	—

					$215,893	$(264,759)	$4,698,450		$93,804	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	901,894	EUR	744,000	BNP Paribas S.A.	09/15/21	$18,353
USD	1,800,369	GBP	1,274,000	Citibank N.A.	09/15/21	37,751

						$56,104

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$56,104	$—	$—	$56,104

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(132,078)	$—	$—	$(132,078)

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$148,527	$—	$—	$148,527

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$3,398,657

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$56,104	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	56,104	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$56,104	$—

The following table presents the Trust’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)

BNP Paribas S.A.	$18,353	$—	$—	$—	$18,353
Citibank N.A.	37,751	—	—	—	37,751

	$56,104	$—	$—	$—	$56,104

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

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Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Auto Components	$15,600	$—	$—	$15,600
Construction & Engineering	37,556	—	—	37,556
Energy Equipment & Services	—	—	8,081	8,081
Household Durables	—	—	—	—
Media	190,334	—	—	190,334
Metals & Mining	—	18,304	710	19,014
Oil, Gas & Consumable Fuels	37,735	—	—	37,735
Software	1,076	—	—	1,076
Specialty Retail	—	276,511	—	276,511
Corporate Bonds	—	7,589,950	395,362	7,985,312
Floating Rate Loan Interests	—	420,895,757	21,501,678	442,397,435
Investment Companies	7,426,470	—	—	7,426,470
Other Interests	—	—	—	—
Warrants	4,739	—	—	4,739
Short-Term Securities
Money Market Funds	217,930	—	—	217,930
Unfunded Floating Rate Loan Interests(a)	—	177	—	177
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(363)	—	(363)

	$7,931,440	$428,780,336	$21,905,831	$458,617,607

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$56,104	$—	$56,104

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $131,000,000 are categorized as Level 2 within the fair value hierarchy.

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total

Assets
Opening balance, as of December 31, 2020	$32,417	$262,106	$19,654,013	$19,948,536
Transfers into Level 3	—	—	2,723,223	2,723,223
Transfers out of Level 3(a)	—	—	(9,750,730)	(9,750,730)
Accrued discounts/premiums	—	7,656	13,525	21,181
Net realized gain (loss)	—	1,773	32,010	33,783
Net change in unrealized appreciation (depreciation)(b),(c)	(23,626)	127,144	253,103	356,621

S C H E D U L E O F I N V E S T M E N T S	123

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Floating Rate Income Trust (BGT)

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total

Purchases	$—	$6,940	$12,079,943	$12,086,883
Sales	—	(10,257)	(3,503,409)	(3,513,666)

Closing balance, as of June 30, 2021	$8,791	$395,362	$21,501,678	$21,905,831

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(c)	$(23,626)	$127,144	$286,261	$389,779

(a)

As of December 31, 2020, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2021, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

124	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

June 30, 2021

	BHK	HYT(a)	BTZ	BGT

ASSETS
Investments, at value — unaffiliated(b)	$1,317,858,992	$2,165,790,112	$2,024,214,258	$453,919,343
Investments, at value — affiliated(c)	13,822,437	7,985,005	10,753,181	4,698,450
Cash	594,492	14,412	—	1,503,138
Cash pledged:
Collateral — exchange-traded options written	—	—	1,200,000	—
Collateral — OTC derivatives	3,400,000	—	—	—
Futures contracts	985,970	650,000	2,798,000	—
Centrally cleared swaps	6,467,940	—	—	—
Foreign currency, at value(d)	791,142	1,004,470	3,760,832	—
Receivables:
Investments sold	2,775,435	7,273,474	7,452,243	10,185,994
Options written	11,802	—	—	—
Reverse repurchase agreements	—	—	4,389,694	—
Dividends — unaffiliated	24,339	65,655	17,813	—
Dividends — affiliated	245	10	103	—
Interest — unaffiliated	11,515,632	27,853,586	24,242,311	1,091,672
Variation margin on futures contracts	254,220	—	91,875	—
Variation margin on centrally cleared swaps	—	62,592	—	—
Swap premiums paid	2,732	28,364	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	252,099	1,127,560	—	56,104
OTC swaps	424,214	1,079,129	—	—
Unfunded floating rate loan interests	4	37	—	177

Total assets	1,359,181,695	2,212,934,406	2,078,920,310	471,454,878

LIABILITIES
Foreign bank overdraft(d)	—	—	—	2,670
Cash received:
Collateral — reverse repurchase agreements	611,000	—	4,825,906	—
Collateral — OTC derivatives	510,000	870,000	80,000	—
Options written, at value(e)	6,988,739	—	153,796	—
Reverse repurchase agreements, at value	466,168,595	—	588,758,744	—
Payables:
Investments purchased	7,903,829	52,909,082	12,220,314	35,413,930
Reverse repurchase agreements	—	—	4,389,694	—
Swaps	—	1,888	—	—
Bank borrowings	—	657,000,000	—	131,000,000
Income dividend distributions	—	—	343,826	37,146
Interest expense	—	517,046	—	111,899
Investment advisory fees	544,151	1,053,017	1,031,919	266,064
Trustees’ and Officer’s fees	309,170	790,821	1,028,285	297,348
Options written	21,748	—	—	—
Other accrued expenses	573,968	961,305	663,258	224,412
Variation margin on futures contracts	116,256	65,416	335,915	—
Variation margin on centrally cleared swaps	291,452	—	—	—
Swap premiums received	3,006,338	167,980	—	—
Unrealized depreciation on:
OTC swaps	349,651	577	—	—
Unfunded floating rate loan interests	—	—	—	363

Total liabilities	487,394,897	714,337,132	613,831,657	167,353,832

NET ASSETS	$871,786,798	$1,498,597,274	$1,465,088,653	$304,101,046

F I N A N C I A L S T A T E M E N T S	125

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2021

	BHK	HYT(a)	BTZ	BGT

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$754,730,308	$1,562,963,576	$1,266,567,413	$331,286,022
Accumulated earnings (loss)	117,056,490	(64,366,302)	198,521,240	(27,184,976)

NET ASSETS	$871,786,798	$1,498,597,274	$1,465,088,653	$304,101,046

Net asset value(f)(g)(h)	$16.16	$12.29	$15.67	$13.60

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$1,219,635,237	$2,079,419,005	$1,797,406,768	$453,202,641
(c) Investments, at cost — affiliated	$13,822,437	$7,427,338	$10,753,181	$4,333,899
(d) Foreign currency, at cost	$798,627	$1,007,011	$3,836,647	$(2,772)
(e) Premiums received	$7,220,795	$—	$202,613	$—
(f) Shares outstanding	53,958,567	121,944,143	93,478,999	22,360,371
(g) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(h) Par value	$0.001	$0.10	$0.001	$0.001

See notes to financial statements.

126	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended June 30, 2021

	BHK	HYT(a)	BTZ	BGT

INVESTMENT INCOME
Dividends — unaffiliated	$136,619	$712,699	$1,131,034	$44,805
Dividends — affiliated	1,333	161,893	1,368	93,804
Interest — unaffiliated	23,023,236	55,502,188	46,989,575	9,178,158
Other income — unaffiliated	—	448,027	—	251,098
Foreign taxes withheld	(191)	—	—	—

Total investment income	23,160,997	56,824,807	48,121,977	9,567,865

EXPENSES
Investment advisory	3,080,820	6,273,087	6,271,993	1,621,079
Accounting services	67,016	100,792	98,755	33,852
Professional	63,092	84,171	69,619	59,479
Trustees and Officer	62,694	141,720	176,278	48,241
Custodian	40,595	37,807	16,634	15,340
Transfer agent	27,555	46,370	108,555	19,394
Registration	9,281	29,290	17,868	4,194
Printing and postage	4,836	4,357	18,331	3,306
Miscellaneous	103,659	101,381	50,875	13,274

Total expenses excluding interest expense	3,459,548	6,818,975	6,828,908	1,818,159
Interest expense	143,886	2,917,508	1,572,003	619,801

Total expenses	3,603,434	9,736,483	8,400,911	2,437,960
Less:
Fees waived and/or reimbursed by the Manager	(2,708)	(24,785)	(3,788)	(22,487)

Total expenses after fees waived and/or reimbursed	3,600,726	9,711,698	8,397,123	2,415,473

Net investment income	19,560,271	47,113,109	39,724,854	7,152,392

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	14,150,246	36,989,533	12,294,317	2,642,134
Investments — affiliated	—	62,881	—	215,893
Forward foreign currency exchange contracts	(119,321)	(842,688)	—	(132,078)
Foreign currency transactions	25,991	(27,287)	17,924	(38,438)
Futures contracts	249,694	5,756,597	3,269,108	—
Options written	1,242,302	(7,419)	1,528,676	—
Swaps	(673,973)	1,168,476	(79,350)	—

	14,874,939	43,100,093	17,030,675	2,687,511

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(31,739,826)	(3,587,720)	(19,640,776)	1,904,517
Investments — affiliated	—	85,781	—	(264,759)
Forward foreign currency exchange contracts	548,116	2,444,621	—	148,527
Foreign currency translations	(78,144)	96,576	(81,592)	(12)
Futures contracts	1,755,592	(400,309)	(1,095,212)	—
Options written	(2,579,293)	—	136,375	—
Swaps	2,222,910	(172,872)	75,621	—
Unfunded floating rate loan interests	4	37	—	92

	(29,870,641)	(1,533,886)	(20,605,584)	1,788,365

Net realized and unrealized gain (loss)	(14,995,702)	41,566,207	(3,574,909)	4,475,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,564,569	$88,679,316	$36,149,945	$11,628,268

(a)	Consolidated Statement of Operations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	127

Statements of Changes in Net Assets

	BHK		HYT(a)

	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,560,271	$38,672,682	$47,113,109		$96,242,373
Net realized gain (loss)	14,874,939	16,499,153	43,100,093		(33,028,961)
Net change in unrealized appreciation (depreciation)	(29,870,641)	49,956,262	(1,533,886)		55,781,645

Net increase in net assets resulting from operations	4,564,569	105,128,097	88,679,316		118,995,057

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(20,120,605)	(44,507,265)	(47,481,630	)(c)	(100,401,036)
Return of capital	—	—	—		(13,554,876)

Decrease in net assets resulting from distributions to shareholders	(20,120,605)	(44,507,265)	(47,481,630)		(113,955,912)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	373,022	—	492,678		—

NET ASSETS
Total increase (decrease) in net assets	(15,183,014)	60,620,832	41,690,364		5,039,145
Beginning of period	886,969,812	826,348,980	1,456,906,910		1,451,867,765

End of period	$871,786,798	$886,969,812	$1,498,597,274		$1,456,906,910

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

128	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BTZ			BGT

	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$39,724,854		$79,503,585	$7,152,392		$15,066,809
Net realized gain (loss)	17,030,675		20,528,950	2,687,511		(12,507,913)
Net change in unrealized appreciation (depreciation)	(20,605,584)		62,634,726	1,788,365		135,008

Net increase in net assets resulting from operations	36,149,945		162,667,261	11,628,268		2,693,904

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(39,214,440	)(b)	(79,320,638)	(7,233,580	)(b)	(15,793,436)
Return of capital	—		(14,794,018)	—		(4,425,207)

Decrease in net assets resulting from distributions to shareholders	(39,214,440)		(94,114,656)	(7,233,580)		(20,218,643)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—		(155,227,064)	(419,729)		(6,057,572)

NET ASSETS
Total increase (decrease) in net assets	(3,064,495)		(86,674,459)	3,974,959		(23,582,311)
Beginning of period	1,468,153,148		1,554,827,607	300,126,087		323,708,398

End of period	$1,465,088,653		$1,468,153,148	$304,101,046		$300,126,087

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	129

Statements of Cash Flows (unaudited)

Six Months Ended June 30, 2021

	BHK	HYT	BTZ	BGT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$4,564,569	$88,679,316	$36,149,945	$11,628,268
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	165,502,903	706,015,071	245,323,790	127,891,646
Purchases of long-term investments	(325,843,419)	(676,857,516)	(216,252,882)	(128,857,443)
Net proceeds from sales (purchases) of short-term securities	(5,753,555)	200,000	13,369,518	(217,930)
Amortization of premium and accretion of discount on investments and other fees	1,038,642	685,482	1,347,543	(410,765)
Premiums paid on closing options written	(8,143,318)	(11,167)	(6,420,566)	—
Premiums received from options written	6,957,440	3,748	5,022,926	—
Net realized gain on investments and options written	(16,192,789)	(36,821,490)	(13,811,024)	(2,856,316)
Net unrealized (appreciation) depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	32,858,034	1,230,153	19,428,780	(1,788,365)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	56	26	321	23
Dividends — unaffiliated	—	6,090	(1)	—
Interest — unaffiliated	(945,137)	1,516,342	(65,362)	343,997
Variation margin on futures contracts	(123,406)	—	(18,375)	—
Variation margin on centrally cleared swaps	—	(62,592)	—	—
Swap premiums paid	(2,732)	48,729	15,776	—
Prepaid expenses	8,283	13,253	13,920	2,791
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	611,000	—	(7,152,586)	—
Collateral — OTC derivatives	20,000	30,000	(110,000)	—
Payables
Swaps	—	1,888	—	—
Interest expense	21,312	(32,301)	(1,191,556)	(7,092)
Investment advisory fees	44,686	(13,425)	(50,965)	(6,619)
Trustees’ and Officer’s fees	41,865	85,513	111,683	29,325
Other accrued expenses	149,016	228,772	240,136	42,845
Variation margin on futures contracts	(3,756)	(90,835)	200,982	—
Variation margin on centrally cleared swaps	165,357	—	—	—
Swap premiums received	(578,178)	(44,340)	—	—

Net cash provided by (used for) operating activities	(145,603,127)	84,810,717	76,152,003	5,794,365

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(23,771,144)	(56,485,278)	(46,713,502)	(8,645,433)
Payments for bank borrowings	—	(323,000,000)	—	(83,000,000)
Net payments on redemption of capital shares	—	—	—	(419,729)
Proceeds from bank borrowings	—	295,000,000	—	85,000,000
Increase (decrease) in bank overdraft	(89,584)	(819,608)	—	2,670
Net borrowing of reverse repurchase agreements	169,226,269	—	(24,221,880)	—

Net cash provided by (used for) for financing activities	145,365,541	(85,304,886)	(70,935,382)	(7,062,492)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(73,933)	(5,465)	(81,592)	(12)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(311,519)	(499,634)	5,135,029	(1,268,139)
Restricted and unrestricted cash and foreign currency at beginning of period	12,551,063	2,168,516	2,623,803	2,771,277

Restricted and unrestricted cash and foreign currency at end of period	$12,239,544	$1,668,882	$7,758,832	$1,503,138

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$122,574	$2,949,809	$2,763,559	$626,893

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$373,022	$492,678	$—	$—

130	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2021

	BHK	HYT	BTZ	BGT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$594,492	$14,412	$—	$1,503,138
Cash pledged
Collateral — exchange-traded options written	—	—	1,200,000	—
Collateral — OTC derivatives	3,400,000	—	—	—
Futures contracts	985,970	650,000	2,798,000	—
Centrally cleared swaps	6,467,940	—	—	—
Foreign currency at value	791,142	1,004,470	3,760,832	—

	$12,239,544	$1,668,882	$7,758,832	$1,503,138

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	131

Financial Highlights

(For a share outstanding throughout each period)

		BHK

	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20		Period from 09/01/19 to 12/31/19		Year Ended August 31,
							2019	2018	2017	2016

Net asset value, beginning of period	$16.45		$15.32		$15.79		$14.08	$14.96	$15.25	$14.29

Net investment income(a)	0.36		0.72		0.22		0.66	0.72	0.76	0.79
Net realized and unrealized gain (loss)		(0.28)	1.24		(0.36)		1.82	(0.82)	(0.27)	1.01

Net increase (decrease) from investment operations	0.08		1.96		(0.14)		2.48	(0.10)	0.49	1.80

Distributions(b)
From net investment income		(0.37)	(0.64)		(0.27)		(0.73)	(0.78)	(0.78)	(0.84)
From net realized gain	—		(0.19)		(0.04)		(0.04)	—	—	—
Return of capital	—		—		(0.02)		—	—	—	—

Total distributions		(0.37)	(0.83)		(0.33)		(0.77)	(0.78)	(0.78)	(0.84)

Net asset value, end of period	$16.16		$16.45		$15.32		$15.79	$14.08	$14.96	$15.25

Market price, end of period	$16.52		$16.30		$14.58		$14.56	$12.85	$14.10	$14.33

Total Return(c)
Based on net asset value	0.57	%(d)	13.24%		(0.75	)%(d)	18.86%	(0.24)%	3.88%	13.67%

Based on market price	3.76	%(d)	17.90%		2.43	%(d)	20.09%	(3.40)%	4.20%	20.85%

Ratios to Average Net Assets
Total expenses	0.84	%(e)	0.91	%(f)	1.42	%(e)(g)	1.72%	1.60%	1.16%	0.97%

Total expenses after fees waived and/or reimbursed	0.84	%(e)	0.90	%(f)	1.42	%(e)	1.72%	1.60%	1.16%	0.97%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.81	%(e)	0.75	%(f)	0.79	%(e)	0.77%	0.82%	0.78%	0.78%

Net investment income	4.57	%(e)	4.52	%(f)	4.15	%(e)	4.63%	4.99%	5.19%	5.48%

Supplemental Data
Net assets, end of period (000)	$871,787		$886,970		$826,349		$851,650	$759,385	$806,848	$822,549

Borrowings outstanding, end of period (000)	$466,169		$296,921		$271,749		$273,621	$316,216	$289,078	$288,239

Portfolio turnover rate(h)		13%	69%		21%		27%	28%	32%	35%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d) Aggregate total return.

(e) Annualized.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

(g) Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.45%.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20		Period from 09/01/19 to 12/31/19		Year Ended August 31,
							2019	2018	2017	2016

Portfolio turnover rate (excluding MDRs)		13%	55%		11%		27%	28%	32%	35%

See notes to financial statements.

132	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		HYT(a)
	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended August 31,
						2019	2018	2017		2016

Net asset value, beginning of period	$11.95		$11.91	$11.82		$11.90	$12.22	$11.79		$12.06

Net investment income(b)	0.39		0.79	0.25		0.79	0.83	0.85		0.82
Net realized and unrealized gain (loss)	0.34		0.18	0.22		(0.01)	(0.31)	0.47		(0.10)

Net increase from investment operations	0.73		0.97	0.47		0.78	0.52	1.32		0.72

Distributions(c)
From net investment income	(0.39	)(d)	(0.82)	(0.35)		(0.86)	(0.84)	(0.89)		(0.99)
Return of capital	—		(0.11)	(0.03)		—	—	—		—

Total distributions		(0.39)	(0.93)	(0.38)		(0.86)	(0.84)	(0.89)		(0.99)

Net asset value, end of period	$12.29		$11.95	$11.91		$11.82	$11.90	$12.22		$11.79

Market price, end of period	$12.32		$11.43	$11.20		$10.51	$10.70	$11.13		$10.88

Total Return(e)
Based on net asset value	6.23	%(f)	9.57%	4.28	%(f)	8.06%	5.25%	12.41	%(g)	7.76%

Based on market price	11.34	%(f)	11.45%	10.28	%(f)	6.86%	3.91%	10.94%		20.29%

Ratios to Average Net Assets(h)
Total expenses	1.33	%(i)	1.50%	1.92	%(i)(j)	2.19%	1.99%	1.54%		1.39	%(k)

Total expenses after fees waived and/or reimbursed	1.33	%(i)	1.49%	1.92	%(i)	2.19%	1.99%	1.54%		1.39%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.93	%(i)	0.94%	0.93	%(i)	0.92%	0.94%	0.91%		0.93%

Net investment income	6.45	%(i)	7.06%	6.39	%(i)	6.87%	6.88%	7.04%		7.30%

Supplemental Data
Net assets, end of period (000)	$1,498,597		$1,456,907	$1,451,868		$1,440,436	$1,482,422	$1,545,622		$1,492,948

Borrowings outstanding, end of period (000)	$657,000		$685,000	$607,000		$486,000	$647,000	$649,000		$604,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,281		$3,127	$3,392		$3,965	$3,292	$3,382		$3,472

Portfolio turnover rate		33%	82%	20%		64%	65%	75%		66%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(e) Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)  Aggregate total return.

(g) Includes proceeds received from a settlement of litigation, which had no impact on the Trust’s total return.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended August 31,
						2019	2018	2017		2016

Investments in underlying funds		—%	0.01%	0.01%		—%	0.01%	0.04%		0.11%

(i)	Annualized.
(j)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.95%.

(k)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.

See notes to consolidated financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BTZ
	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Period from 11/01/19 to 12/31/19		Year Ended October 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$15.71		$14.97	$14.94		$13.72	$14.88	$14.61	$14.33

Net investment income(a)	0.42		0.84	0.13		0.79	0.81	0.81	0.88
Net realized and unrealized gain (loss)		(0.04)	0.91	0.15		1.25	(1.17)	0.30	0.32

Net increase (decrease) from investment operations	0.38		1.75	0.28		2.04	(0.36)	1.11	1.20

Distributions(b)
From net investment income	(0.42	)(c)	(0.85)	(0.23)		(0.79)	(0.80)	(0.79)	(0.86)
Return of capital	—		(0.16)	(0.02)		(0.03)	—	(0.05)	(0.06)

Total distributions		(0.42)	(1.01)	(0.25)		(0.82)	(0.80)	(0.84)	(0.92)

Net asset value, end of period	$15.67		$15.71	$14.97		$14.94	$13.72	$14.88	$14.61

Market price, end of period	$15.59		$14.71	$13.98		$13.55	$11.72	$13.36	$12.87

Total Return(d)
Based on net asset value	2.56	%(e)	12.78%	2.02	%(e)	16.17%	(1.72)%	8.53%	9.61%

Based on market price	8.98	%(e)	13.07%	5.05	%(e)	23.34%	(6.49)%	10.62%	10.43%

Ratios to Average Net Assets
Total expenses	1.17	%(f)	1.35%	1.68	%(f)(g)	2.26%	1.82%	1.23%	1.20%

Total expenses after fees waived and/or reimbursed	1.17	%(f)	1.35%	1.68	%(f)(g)	2.25%	1.82%	1.23%	1.20%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.95	%(f)	0.94%	0.92	%(f)	1.08%	0.94%	0.87%	0.95%

Net investment income	5.55	%(f)	5.69%	5.29	%(f)	5.57%	5.69%	5.53%	6.21%

Supplemental Data
Net assets, end of period (000)	$1,465,089		$1,468,153	$1,554,828		$1,551,243	$1,439,954	$1,598,034	$1,579,170

Borrowings outstanding, end of period (000)	$588,759		$614,172	$577,231		$568,461	$707,102	$477,822	$638,327

Portfolio turnover rate		10%	34%	2%		18%	30%	25%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.70%.

See notes to financial statements.

134	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BGT
	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Period from 11/01/19 to 12/31/19		Year Ended October 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$13.40		$14.10	$13.95		$14.33	$14.49	$14.41	$14.18

Net investment income(a)	0.32		0.66	0.12		0.80	0.76	0.73	0.74
Net realized and unrealized gain (loss)	0.20		(0.47)	0.26		(0.37)	(0.21)	0.12	0.19

Net increase from investment operations	0.52		0.19	0.38		0.43	0.55	0.85	0.93

Distributions(b)
From net investment income	(0.32	)(c)	(0.69)	(0.23)		(0.81)	(0.71)	(0.77)	(0.70)
Return of capital	—		(0.20)	—		—	—	—	—

Total distributions		(0.32)	(0.89)	(0.23)		(0.81)	(0.71)	(0.77)	(0.70)

Net asset value, end of period	$13.60		$13.40	$14.10		$13.95	$14.33	$14.49	$14.41

Market price, end of period	$12.86		$11.79	$12.87		$12.42	$12.72	$14.31	$13.58

Total Return(d)
Based on net asset value	4.11	%(e)	2.83%	2.89	%(e)	4.00%	4.25%	6.13%	7.27%

Based on market price	11.89	%(e)	(0.88)%	5.48	%(e)	4.31%	(6.30)%	11.21%	12.25%

Ratios to Average Net Assets(f)
Total expenses	1.62	%(g)	1.72%	2.11	%(g)	2.41%	2.29%	1.92%	1.58%

Total expenses after fees waived and/or reimbursed	1.60	%(g)	1.70%	2.11	%(g)	2.41%	2.29%	1.92%	1.58%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.19	%(g)	1.17%	1.28	%(g)	1.16%	1.21%	1.20%	1.16%

Net investment income	4.75	%(g)	5.13%	5.23	%(g)	5.68%	5.27%	5.02%	5.29%

Supplemental Data
Net assets, end of period (000)	$304,101		$300,126	$323,708		$321,091	$339,096	$342,890	$340,944

Borrowings outstanding, end of period (000)	$131,000		$129,000	$130,000		$123,000	$142,000	$150,000	$148,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,321		$3,327	$3,490		$3,610	$3,389	$3,287	$3,304

Portfolio turnover rate		30%	65%	6%		53%	57%	63%	47%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(d) Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Period from 11/01/19 to 12/31/19		Year Ended October 31,
						2019	2018	2017	2016

Investments in underlying funds		0.01%	0.02%	0.04%		0.04%	0.01%	—%	—%

(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	135

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l., BLK CYE (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiaries”) and HYT Subsidiary LLC (Delaware) (the “U.S. Subsidiary”), which are wholly-owned taxable subsidiaries of HYT (collectively, the “Taxable Subsidiaries”). The U.S. Subsidiary enables the Trust to hold investments in operating companies and still satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. The Luxembourg Subsidiaries hold shares of private Canadian companies. Such shares are held in the Taxable Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which that gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiaries may be taxable to such subsidiary in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for HYT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for HYT. HYT may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to the Trust.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. Each Trust has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as

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Notes to Financial Statements (unaudited) (continued)

“Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements (unaudited) (continued)

benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

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Notes to Financial Statements (unaudited) (continued)

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2021, certain investments of HYT were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

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Notes to Financial Statements (unaudited) (continued)

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BHK	LBM Acquisition LLC	$1,925	$1,906	$1,910	$4

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Notes to Financial Statements (unaudited) (continued)

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

HYT	LBM Acquisition LLC	$15,997	$15,837	$15,874	$37
BGT	LBM Acquisition LLC	43,637	43,201	43,301	100
	Metronet Systems Holdings LLC	44,110	44,000	44,077	77
	Precision Medicine Group LLC	96,813	96,813	96,450	(363)
	Therma Intermediate LLC	83,588	83,588	83,588	—

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate HYT to make future cash payments. As of June 30, 2021, HYT had outstanding commitments of $1,084,310. These commitments are not included in the net assets of HYT as of June 30, 2021.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2021, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

Trust Name	Average Amount Outstanding	Daily Weighted Average Interest Rate

BHK	$381,487,631	0.08%
BTZ	598,214,260	0.53

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BHK and BTZ’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount

BHK
Barclays Capital, Inc.	$(143,911)	$143,911	$—	$—
BNP Paribas S.A.	(234,535,043)	234,535,043	—	—
Credit Agricole Corporate and Investment Bank	(58,791,968)	58,791,968	—	—
Credit Suisse Securities (USA) LLC	(63,562)	63,562	—	—
Nomura Securities International, Inc.	(123,615,357)	123,615,357	—	—

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Notes to Financial Statements (unaudited) (continued)

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount
Royal Bank of Canada	$(41,192,362)	$41,192,362	$—	$—
TD Securities (USA) LLC	(7,826,392)	7,826,392	—	—

	$(466,168,595)	$466,168,595	$—	$—

(a)

Net collateral, including accrued interest, with a value of $470,846,810 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount
BTZ
Barclays Capital, Inc.	$(152,686,451)	$152,686,451	$—	$—
BNP Paribas S.A.	(82,083,516)	82,083,516	—	—
Credit Suisse Securities (USA) LLC	(25,631,954)	25,631,954	—	—
J.P. Morgan Securities LLC	(10,619,155)	10,619,155	—	—
RBC Capital Markets LLC	(317,737,668)	317,737,668	—	—

	$(588,758,744)	$588,758,744	$—	$—

(a)

Net collateral, including accrued interest, with a value of $659,354,596 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

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Notes to Financial Statements (unaudited) (continued)

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Trusts may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will

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Notes to Financial Statements (unaudited) (continued)

either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BHK, BTZ and BGT pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of the Trust’s managed assets.

Trust Name	Investment Advisory Fees

BHK	0.50%
BTZ	0.62
BGT	0.75

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Notes to Financial Statements (unaudited) (continued)

For purposes of calculating these fees, “managed assets” are determined as total assets of (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and, with respect to BHK, BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of each Trust for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2021, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BHK	$2,708
HYT	370
BTZ	3,788
BGT	71

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2021, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

HYT	$24,415
BGT	22,416

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BHK	$199,038	$8,932	$677

7.	PURCHASES AND SALES

For the six months ended June 30, 2021, purchases and sales of investments, including paydowns/payups and excluding short-term securities, were as follows:

Trust Name	Purchases	Sales

BHK	$328,854,319	$158,460,743
HYT	723,961,468	709,044,113
BTZ	211,055,893	229,839,457
BGT	147,033,830	136,515,653

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

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Notes to Financial Statements (unaudited) (continued)

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2020, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring

HYT	$180,070,278
BTZ	30,497,786
BGT	28,596,408

As of June 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	BHK	HYT	BTZ	BGT

Tax cost	$1,234,677,909	$2,089,426,808	$1,812,875,858	$458,038,561
Gross unrealized appreciation	$118,283,497	$125,354,836	$228,292,657	$5,204,414
Gross unrealized depreciation	(16,975,637)	(39,113,302)	(7,271,523)	(4,569,078)
Net unrealized appreciation (depreciation)	$101,307,860	$86,241,534	$221,021,134	$635,336

9.	BANK BORROWINGS

BGT and HYT are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT and BGT. As of period end, HYT and BGT have not received any notice to terminate. HYT and BGT has granted a security interest in substantially all of their assets to SSB.

The SSB Agreement allows for the maximum commitment amounts of $732,000,000 for HYT and $168,000,000 for BGT.

Advances will be made by SSB to BGT and HYT, at HYT and BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, BGT and HYT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BGT and HYT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT and HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended June 30, 2021, the average amount of bank borrowings and the daily weighted average interest rates for BGT and HYT for loans under the revolving credit agreements were as follows:

Trust Name	Average Amount Outstanding	Daily Weighted Average Interest Rate

HYT	$635,198,895	0.93%
BGT	132,353,591	0.94

10.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to

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Notes to Financial Statements (unaudited) (continued)

raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

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Notes to Financial Statements (unaudited) (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

BHK, BTZ and BGT is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 06/30/21	Year Ended 12/31/20

BHK
Shares issued from dividend reinvestment	23,441	—
HYT
Shares issued from dividend reinvestment	40,087	—

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended June 30, 2021, BHK, HYT and BTZ did not repurchase any shares.

The total cost of the shares repurchased is reflected in Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BTZ			BGT

	Shares		Amounts	Shares	Amounts

Six Months Ended June 30, 2021	—		$—	35,289	$419,729
Year Ended December 31, 2020	10,386,555	(a)	155,227,064	557,488	6,057,572

(a)	Common shares issued and outstanding had a net decrease of 10,386,555 as a result of shares repurchased in a tender offer.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BHK	07/01/21	07/15/21	07/30/21	$0.074600

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Notes to Financial Statements (unaudited) (continued)

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

	08/02/21	08/16/21	08/31/21	$0.074600
HYT
	07/01/21	07/15/21	07/30/21	0.077900
	08/02/21	08/16/21	08/31/21	0.077900
BTZ
	07/01/21	07/15/21	07/30/21	0.083900
	08/02/21	08/16/21	08/31/21	0.083900
BGT
	07/01/21	07/15/21	07/30/21	0.064700
	08/02/21	08/16/21	08/31/21	0.064700

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Disclosure of Investment Advisory Agreements and Sub-Advisory  Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund, Inc. (“HYT”), BlackRock Credit Allocation Income Trust (“BTZ”) and BlackRock Floating Rate Income Trust (“BGT” and together with BHK, HYT and BTZ,, the “Funds” and each, a “Fund”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and each Fund and (2) the Manager, BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”) and BHK. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to BTZ and BGT, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and the performance of BHK as compared with its custom benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, BHK underperformed, outperformed, and outperformed, respectively, its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BHK, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BHK’s underperformance relative to its customized benchmark during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, HYT ranked in the first quartile against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, BTZ ranked in the first quartile against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for BTZ, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, BGT ranked in the first, first and third quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for BGT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BGT’s underperformance relative to its Customized Peer Group during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	151

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BHK’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.

The Board noted that HYT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BTZ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to BTZ. The Board noted that BTZ’s actual management fee rate and total expense ratio each ranked in the second quartile relative to the supplemental peer group.

The Board noted that BGT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2022, and the Sub-Advisory Agreements among (1) the Manager, BIL and each Fund and (2) the Manager, BRS and BHK for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	153

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

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Additional Information (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	155

Additional Information (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a) For BHK.

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

BAB	Build America Bond

CAB	Capital Appreciation Bonds

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

PCL	Public Company Limited

PIK	Payment-in-Kind

RB	Revenue Bond

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	157

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

TAXBOND-06/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1 – 31, 2021	35,289	$13.4834	35,289	1,119,783
February 1 – 28, 2021	0	$—	0	1,119,783
March 1 – 31, 2021	0	$—	0	1,119,783
April 1 – 30, 2021	0	$—	0	1,119,783
May 1 – 31, 2021	0	$—	0	1,119,783
June 1 – 30, 2021	0	$—	0	1,119,783
Total:	35,289	$13.4834	35,829	1,119,783

1On September 28, 2020, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, the Fund may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

2

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Trust

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Trust

Date: September 2, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Trust

Date: September 2, 2021

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